As filed with the Securities and Exchange Commission on August 28, 2008

                                              1933 Act Registration No. 33-30876
                                             1940 Act Registration No. 811-05896

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Pre-Effective Amendment No. __
                         Post-Effective Amendment No. 52
                                                      --

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 54
                                              --

                                 DWS TARGET FUND
                                 ---------------
               (Exact name of Registrant as Specified in Charter)

                    345 Park Avenue, New York, NY 10154-0004
                    ----------------------------------------
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 454-6778

                                  John Millette
                                One Beacon Street
                           Boston, Massachusetts 02110
                     (Name and Address of Agent for Service)

                     Copy to: David A. Sturms, Cathy O'Kelly
                    Vedder, Price, Kaufman and Kammholz, P.C.
                 222 N. LaSalle Street, Chicago, Illinois 60601

It is proposed that this filing will become effective (check appropriate box):

/___/    Immediately upon filing pursuant to paragraph (b)
/ X /    On September 1, 2008 pursuant to paragraph (b)
/___/    60 days after filing pursuant to paragraph (a)(1)
/___/    On ____________ pursuant to paragraph (a)(1)
/___/    75 days after filing pursuant to paragraph (a)(2)
/___/    On ____________ pursuant to paragraph (a)(2) of Rule 485
/___/    On ____________ pursuant to paragraph (a)(3) of Rule 485

         If appropriate, check the following box:
/___/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                EXPLANATORY NOTE
                                ----------------

The Trust is a series fund with seven series currently in operation: DWS Target 2010 Fund, DWS Target 2011 Fund, DWS Target 2012 Fund, DWS Target 2013 Fund and DWS Target 2014 Fund (shares of which are no longer offered and sold to the public); and DWS LifeCompass Protect Fund and DWS LifeCompass Income Fund.


This post-effective amendment relates only to the classes of the following series of the Registrant:

     o    DWS LifeCompass Protect Fund - Classes A, C, Institutional and S

     o    DWS LifeCompass Income Fund - Classes A, C, Institutional and S


This post-effective amendment is not intended to update or amend any other Prospectuses or Statements of Additional Information of the Registrant's other series or classes.

                               SEPTEMBER 1, 2008








                                   PROSPECTUS
                              ------------------
                                CLASSES A AND C

                          DWS LIFECOMPASS INCOME FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

CONTENTS





HOW THE FUND WORKS

  4      The Fund's Main Investment
         Strategy
 14      The Main Risks of Investing in
         the Fund
 21      The Financial Warranty
         Agreement
 23      Additional Information
         Regarding the Distribution
         Policy
 24      The Fund's Performance
         History
 25      How Much Investors Pay
 27      Other Policies and Information
         and Secondary Risks
 31      Who Manages and Oversees
         the Fund
 34      Financial Highlights


HOW TO INVEST IN THE FUND

 37      Choosing a Share Class
 42      How to Buy Class A and C
         Shares
 43      How to Exchange or Sell
         Class A and C Shares
 46      Policies You Should Know
         About
 56      Understanding Distributions
         and Taxes
 62      Appendix A
 64      Appendix B

HOW THE FUND WORKS


On the next few pages, you'll find information about the fund's investment objective, the main strategies it uses to pursue that objective and the main risks that could affect performance.


Whether you are considering investing in the fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

CLASSES A AND C shares are generally intended for investors seeking the advice and assistance of a financial advisor.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.


You can find DWS prospectuses on the Internet at WWW.DWS-INVESTMENTS.COM (the Web site does not form a part of this prospectus).

                                  Class A    Class C
  ticker symbol                   INCAX      INCCX
    fund number                   440        740

    DWS LIFECOMPASS INCOME FUND




            THE FUND'S MAIN INVESTMENT STRATEGY


            The Fund's Investment Goal

            DWS LifeCompass Income Fund seeks to provide regular distributions at a fixed dollar amount as its primary objective. The fund seeks capital preservation as a secondary objective.

            The fund seeks to achieve its objectives over an approximate ten year investment horizon and is designed for long-term investors that have a similar investment horizon. The fund's maturity date is December 15, 2017 (the "Maturity Date"). There is no assurance that the fund will achieve its objectives.

            The fund will continuously offer its shares through the Maturity Date, unless the fund's Board of Trustees determines it is in the fund's best interest to discontinue sales, or additional sales are not permitted under the fund's financial warranty agreement described below.


            Distribution Policy

            The fund's primary goal is to provide regular distributions to shareholders through the Maturity Date in a fixed amount equal to an annual rate of 8.25% of the fund's net asset value ("NAV") on its inception date ($0.825 per share for a $10.00 initial NAV). The fund expects to declare and pay distributions semi-annually in equal installments ($0.4125 per share) in June and December, subject to the adjustments described below ("Protected Distributions").

            Under normal circumstances, the fund does not expect to change its distribution policy or the target distribution rate over its life, even if the fund's NAV increases or decreases.

            If the fund's investment strategy does not generate sufficient income and capital gains to pay the Protected Distributions, a portion of the distributions will constitute a return of capital to shareholders. Distributions that constitute a return of capital


4 | DWS LifeCompass Income Fund
            will diminish the assets of the fund. The federal income tax character of the June and December distributions may vary significantly. In particular, it is expected that long-term capital gains would generally be paid once a year in December.
            Additionally, the fund may be required to make distributions in excess of the Protected Distributions to satisfy requirements of the Internal Revenue Code of 1986, as amended (the "Code"), and generally to avoid any fund-level federal income or excise taxes ("Required Tax Distributions"). Required Tax Distributions will first reduce the fund's Protected NAV (as described below) and, once the Protected NAV has been reduced to zero, will next reduce future Protected Distributions. See "Required Tax Distributions and Extraordinary Expenses - Reduction of Protected NAV and Protected Distributions," "Distribution Risk" and "Understanding
            Distributions and Taxes."


            See Appendix B at the back of this prospectus for an example illustrating the effects of a Required Tax Distribution and a return of capital.


            The Protected NAV and the Protected Maturity Payment

            In addition to its Protected Distribution feature, the fund also offers a limited protected NAV feature. Specifically, shareholders who remain in the fund through the Maturity Date will be able to redeem their shares at the higher of 17.5% of the fund's NAV per share on its inception date ($1.75), subject to the adjustments described below (the "Protected NAV"), or the then current NAV. The Protected NAV times the number of shares you hold on the Maturity Date is your "Protected Maturity Payment." As noted above, Required Tax Distributions will reduce the Protected NAV. Accordingly, your Protected Maturity Payment will decrease following any Required Tax Distribution if you elect to receive such Required Tax Distribution in cash. See "Required Tax Distributions and Extraordinary Expenses
            - Reduction of Protected NAV and Protected Distributions."

            Should you redeem your shares on the Maturity Date, your shares will be redeemed at the greater of: (i) the NAV per share on the Maturity Date, or (ii) the Protected NAV per share. Should you redeem or exchange your shares before the Maturity Date, you will receive the then-current NAV. Only shareholders who hold their shares on the Maturity Date benefit from the Protected NAV feature.



                                                DWS LifeCompass Income Fund  | 5

            The fund also seeks to return to shareholders who hold shares through the Maturity Date a per share NAV at least equal to the fund's initial NAV ($10.00). While the fund will seek to pay an amount higher than the Protected NAV, it does not promise to do so.



            The Protected Amount


            The fund seeks to provide shareholders who hold shares over the life of the fund with semi-annual distributions in a cumulative dollar amount of $8.25 per share (twenty semi-annual payments of $0.4125 per share over the fund's ten year investment horizon) and at least the Protected NAV of $1.75 per share. On any given date during the life of the fund, the combined amount (on a per share basis) of any remaining Protected Distributions and the Protected NAV equals the "Protected Amount." Because the Protected Amount reflects the remaining Protected Distributions as of a particular date, it will decrease over the life of the fund as distributions are made. The "Aggregate Protected Amount," as of a particular date, is, collectively, the Protected Amount of each class of fund shares times the number of shares outstanding of that class on that date.


            Example. Assuming that no Required Tax Distributions have been made, after the completion of five years, the Protected Amount will be $5.875 per share (i.e., the Protected NAV of $1.75 per share and ten remaining Protected Distributions at $0.4125 per share each).


            The fund has entered into a Financial Warranty Agreement (the "Warranty Agreement") with Merrill Lynch Bank USA (the "Warranty Provider"), pursuant to which the Warranty Provider has issued a stand-by letter of credit to the fund, on which the fund may draw up to $1 billion (the "Financial Warranty"), provided the terms and conditions of the Warranty Agreement are satisfied. The Financial Warranty is designed to protect the fund against certain market risks of the fund's dynamic asset allocation strategy. Accordingly, the terms, conditions and limits of the Warranty Agreement are intended to ensure that the risk profile of the fund does not change during the warranty period and that the Warranty Provider does not assume any risks other than those contemplated in the Warranty Agreement. See "The Financial Warranty Agreement."



6 | DWS LifeCompass Income Fund

            The Warranty Provider is obligated to make a payment to the fund if there is a shortfall between the fund's aggregate net assets and Aggregate Protected Amount on the Maturity Date. The Warranty Provider is also obligated to make payments to the fund if there is a shortfall between the fund's aggregate net assets and the amount required for a Protected Distribution on a payment date.

            If there is a shortfall on the payment date of a Protected Distribution, other than the Maturity Date, then the fund will be terminated and shareholders as of the payment date will be entitled to receive the Protected Distribution owed on that day and the Accelerated Protected Amount as described below.

            The fund may not draw on the Financial Warranty more than one time and may not draw on the Financial Warranty prior to the Maturity Date, unless the fund is terminated.


            Example. On the date of the fund's nineteenth semi-annual payment, the fund's net assets equal $0.400 per share and a Protected Distribution of $0.4125 per share is due. The fund will be terminated and shareholders can expect to receive the Protected Distribution of $0.4125 due on such date plus the Accelerated Protected Amount, which will be calculated based upon a Protected Amount of $2.1625 (the Protected NAV of $1.75 per share and the last Protected Distribution of $0.4125 per share). This example assumes that no Required Tax Distributions have been made.


            The Financial Warranty covers issued and outstanding shares having an Aggregate Protected Amount of up to $1 billion. If the Aggregate Protected Amount of the fund exceeds $1 billion, the Warranty Provider is not liable for the shortfall on shares issued in excess of $1 billion. If the Aggregate Protected Amount of the fund exceeds $1 billion and the fund draws upon the Financial Warranty, the Aggregate Protected Amount of all shares would be reduced on a pro-rata basis. The fund intends to limit sales or take such other actions as may be necessary to limit the Aggregate Protected Amount to $1 billion.

            If the Board terminates the fund before the Maturity Date, shareholders who hold their shares on the early termination date will receive the greater of: (i) the then-current NAV per share; or
            (ii) the net present value of the Protected NAV and all future Protected Distributions (on a per share basis) (the


                                                DWS LifeCompass Income Fund  | 7

            "Accelerated Protected Amount"). In the event of a Board elected early termination, when the fund calculates its NAV and the Accelerated Protected Amount as of the early termination date, each amount will be reduced by the net present value of the estimated remaining payments otherwise due to the Warranty Provider had the fund continued to its Maturity Date (the "Accelerated Financial Warranty Fee"). When calculating the Accelerated Protected Amount and the Accelerated Financial Warranty Fee, net present value will be calculated using a discount factor based on the yield of a zero coupon bond maturing on the relevant payment date, or Maturity Date, as applicable, the yield of which is consistent with the London Interbank Offered Rates ("LIBOR") expressed in US dollars as of the date of determination.

            If the fund is terminated due to insufficient assets on a Protected Distribution payment date other than the Maturity Date, the Accelerated Protected Amount shall be calculated as described above, except that such amount shall not be reduced by the Accelerated Financial Warranty Fee.

            Because the commitments of the Warranty Provider are conditional and limited in amount, it is not completely certain that you will receive your Protected Amount. See "The Main Risks of Investing in the Fund - Financial Warranty Risk" and "The Financial Warranty Agreement."


            The Fund's Principal Investment Strategies

            DYNAMIC ALLOCATION STRATEGY. The fund seeks to provide for a fixed semi-annual amount distribution and limit downside risk while retaining the potential for participation in stock market appreciation. The Advisor uses a dynamic asset allocation strategy, which is designed primarily to generate returns in an amount that is sufficient to pay the Protected Distributions through the Maturity Date. Secondarily, the fund seeks to achieve a NAV on the Maturity Date at least equal to the fund's initial NAV.

            The fund allocates its assets between a managed equity portfolio (the "Active Component") and a managed fixed income portfolio (the "Reserve Component"). The fund's portfolio managers employ a disciplined approach through a proprietary, quantitative methodology to construct and rebalance the fund's portfolio. The portfolio managers evaluate a number of factors, including, but not limited to:


8 | DWS LifeCompass Income Fund

            -  the fund's current NAV

            -  the prevailing level of interest rates

            -  the fund's expenses

            - the current value of the fund's assets, including investments in futures contracts and related margin requirements

            - the percentage of the fund's assets allocated to the Active and Reserve Components

            -  the length of time remaining until the Maturity Date

            - the volatility of the fund's assets allocated to the Active Component

            -  the Aggregate Protected Amount payable to shareholders

            The portfolio managers determine the percentage of the fund's portfolio to be allocated to the Active Component and the Reserve Component daily. The portfolio managers will review the underlying investments of the Active Component and the Reserve Component periodically.


            Because market conditions and the level of interest rates are subject to change and because the portfolio managers evaluate the fund's allocation between the Active Component and the Reserve Component on a daily basis, it is impossible to say with any certainty exactly how much of the fund's assets will be allocated to the Active Component or the Reserve Component over any period of time.


            Under normal circumstances, as interest rates decline, more assets will be allocated to the Reserve Component because the net present value of the Aggregate Protected Amount increases. Conversely, if interest rates rise, more assets will be allocated to the Active Component because the net present value of the Aggregate Protected Amount decreases. Additionally, equity market volatility is a factor in determining asset allocations. Generally, as the level of volatility in the equity market increases, the fund may decrease its exposure to the Active Component, thus allocating more assets to the Reserve Component. On the other hand, if equity market volatility decreases, more assets may be allocated to the Active Component. In the event of a significant decline in the equity markets, all or substantially all of the fund's assets may be allocated to the Reserve Component. If this happens, such


                                                DWS LifeCompass Income Fund  | 9
            allocation to the Reserve Component may be irreversible. As the fund nears its Maturity Date, the fund may be able to increase its exposure to the Active Component because the Aggregate Protected Amount decreases over time.

            The fund may have a higher portfolio turnover rate as compared to other mutual funds because of the periodic rebalancings required by the fund's strategy. Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year.

            ACTIVE COMPONENT. The Active Component is designed to provide the fund with exposure to global equity markets through investment in index-based securities and other instruments. Capital gains (primarily through futures contracts), dividends and income generated by the investments held in the Active Component are expected to comprise a material portion of the Protected Distributions.

            The Active Component consists principally of futures contracts and securities of exchange-traded funds (ETFs) based on any of the indices listed below. In the future, the fund may add additional indices or change the selected indices listed below. The Active Component also includes liquid assets used to cover futures contracts, which may consist of US government securities, shares of DWS Cash Management QP Trust (the "QP Trust"), an unregistered money market fund managed by the Advisor, and cash and cash equivalents.

            - S&P 500 INDEX: an unmanaged stock market index comprised of 500 large-capitalization US companies in a wide range of businesses, selected by Standard and Poor's Corporation.

            - RUSSELL 1000 INDEX: an unmanaged stock market index that contains the 1,000 largest stocks within the Russell 3000 Index, as determined by the Frank Russell Company. The Russell 3000 Index contains the common stocks of the 3,000 largest US companies by market capitalization.

            - RUSSELL 2000 INDEX: an unmanaged stock market index comprised of the common stocks of the 1,001st through 3,000th largest US companies by market capitalization, as determined by the Frank Russell Company.

10 | DWS LifeCompass Income Fund

            - S&P MIDCAP 400 INDEX: an unmanaged stock market index comprised of 400 mid-capitalization companies in a wide range of businesses, selected by Standard and Poor's Corporation.

            - MSCI EAFE INDEX: an unmanaged stock market index comprised of approximately 1,000 companies from various sectors whose primary trading markets are developed country markets located outside the US and which are selected from among the larger capitalization companies in such markets.

            By buying futures contracts, the fund participates in equity market returns (gains or losses) that are roughly comparable to investing a portion of the fund's assets directly in stocks comprising the relevant index. By holding futures contracts, the fund can rebalance its exposure to the equity markets daily with lower transaction costs than if it had invested directly in stocks. Through the use of futures contracts, the fund may effectively leverage (i.e., the fund may have equity exposure greater than the value of its assets).

            The fund may seek net equity exposure of up to 130% of total assets through index-based investments during the first five years of the fund's existence and up to 150% thereafter through the Maturity Date.

            The fund only intends to enter into futures contracts on securities indices that are traded on recognized US-based exchanges, including, but not limited to, the Chicago Mercantile Exchange, the New York Board of Trade, the Chicago Board of Trade and the Chicago Board Options Exchange. These contracts generally provide a high degree of liquidity and a low level of counterparty performance and settlement risk.

            The fund may not enter into futures contracts unless such transactions are either "covered" or subject to appropriate asset segregation requirements. Generally, the fund segregates or earmarks an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to "cash-settle," the fund sets aside liquid assets in an amount at least equal to the fund's daily marked-to-market obligation (i.e., the fund's daily net liability, if any), rather than the contracts' notional value (i.e., the value of the underlying asset). By setting aside assets equal to its net


                                               DWS LifeCompass Income Fund  | 11
            obligation under cash-settled futures contracts, the fund may employ leverage to a greater extent than if the fund set aside assets equal to the futures contracts' full notional value. The fund bases its asset segregation policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

            The fund generally seeks exposure to the equities markets through index-based investments, including futures contracts and ETFs based on securities indices. The fund does not seek exposure to the commodities markets and is not a trading vehicle for commodities. The fund is registered as an investment company, and the Advisor has claimed an exclusion, with respect to the fund, from registration or regulation under the Commodities Exchange Act.


            For more information on the fund's asset segregation policies for futures contracts, see "Investment Policies and Techniques" in the fund's Statement of Additional Information.


            RESERVE COMPONENT. The Reserve Component provides the fund with exposure to the US fixed income markets. Generally, allocations to the Reserve Component will increase when the difference between the fund's net assets and the net present value of the Aggregate Protected Amount decreases. In other words, the greater the positive difference, or "cushion," between the fund's net assets less the net present value of the Aggregate Protected Amount, the greater the allocation to the Active Component. Under normal circumstances, the Reserve Component will be invested primarily in zero coupon US government securities, shares of DWS Short Duration Plus Fund, and cash and cash equivalents. A small portion of the Reserve Component may also be invested in the QP Trust.

            In the future, the fund also may determine to allocate a portion of the Reserve Component to other DWS mutual funds or unaffiliated ETFs.

            US GOVERNMENT SECURITIES. The fund's direct investments in US government securities will consist of zero coupon US government securities that are issued by the US Treasury, which may include STRIPS (Separate Trading of Registered Interest and Principal of Securities).


12 | DWS LifeCompass Income Fund

            SECURITIES OF OTHER REGISTERED INVESTMENT COMPANIES. The fund may invest in securities of other registered investment companies, in excess of the limits imposed under the Investment Company Act of 1940 (the "1940 Act"), pursuant to an exemptive order obtained from the SEC. The order generally allows the fund to invest in securities of affiliated DWS mutual funds and securities of unaffiliated ETFs in excess of the 1940 Act limits. The fund currently may invest in shares of DWS Short Duration Plus Fund. The fund intends to invest in securities of ETFs as a means of achieving equity market exposure.

            DWS SHORT DURATION PLUS FUND. DWS Short Duration Plus Fund's investment objective is to provide high income while also seeking to maintain a high degree of stability of shareholders' capital. DWS Short Duration Plus Fund invests in securities of varying maturities and normally seeks to maintain an average portfolio duration of no longer than three years. DWS Short Duration Plus Fund invests, under normal market conditions, at least 65% of its total assets in fixed income securities rated, at the time of purchase, within the top four long-term rating categories by a nationally recognized statistical rating organization (a "NRSRO") (or, if unrated, determined by the Advisor to be of similar quality).


            DWS Short Duration Plus Fund may invest up to 10% of its assets in US dollar-denominated, domestic and foreign below investment-grade fixed income securities (junk bonds) rated in the fifth and sixth long-term rating categories by a NRSRO (or, if unrated, determined by the Advisor to be of similar quality), including those whose issuers are located in countries with new or emerging securities markets.


            In an attempt to enhance returns, DWS Short Duration Plus Fund also employs a global asset allocation strategy, which invests in instruments across domestic and international fixed income and currency markets. When employing this strategy, DWS Short Duration Plus Fund may use various derivatives to attempt to enhance returns.

            QP TRUST. The QP Trust is an unregistered money market fund managed by the Advisor. The QP Trust's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust maintains a dollar-weighted average portfolio maturity of 90 days or less and only purchases


                                               DWS LifeCompass Income Fund  | 13
            investments having remaining maturities of 13 months or less. Investments of the QP Trust must be rated in one of the two highest categories by a NRSRO (or, if unrated, determined by the Advisor to be of similar quality). The Advisor does not charge a fee for managing the QP Trust, although the fund will pay its proportionate share of the expenses of the QP Trust.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


            General product risks

            ALLOCATION RISK. Allocation risk is the risk that the Advisor's proprietary strategy does not produce the desired results due to allocations between the Active Component and the Reserve Component. Investment in the Reserve Component reduces the fund's ability to participate as fully in upward equity market movements and therefore represents potential loss of opportunity compared to a portfolio that is more heavily invested in the equity markets. If the equity markets experience a major decline, the fund's assets may become largely or entirely invested in the Reserve Component. In fact, if the value of the Active Component were to decline significantly (whether within a short period of time, including within a single day, or over a protracted period), a complete and irreversible reallocation to the Reserve Component may occur. In this circumstance, the fund would not participate in any subsequent recovery in the equity markets, and its ability to generate Protected Distributions and maintain the Protected NAV will be impaired.


            The allocation of the fund's assets between the Active Component and the Reserve Component may result in additional transaction costs, such as brokerage commissions. This process can have an adverse effect on the performance of the fund during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the fund, may increase the fund's transaction costs and may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.



14 | DWS LifeCompass Income Fund

            STRATEGY RISK. A principal risk of the fund's dynamic allocation strategy is that a sudden drop in the value of the Active Component reduces the value of the fund's portfolio below the net present value of the Aggregate Protected Amount. In such a case, the strategy may no longer be able to assure the payment of Protected Distributions or Protected Maturity Payments on the Maturity Date. Because the Advisor rebalances assets between the Active Component and the Reserve Component daily, a principal risk of the strategy is a sudden intra-day market drop that occurs before the fund's equity exposure can be reduced.

            DISTRIBUTION RISK. If the fund's investments do not generate sufficient income and capital gains to pay Protected Distributions, distributions will include a return of capital. This distribution policy may, under certain circumstances, have adverse consequences to the fund and its shareholders. In the event that Protected Distributions include returns of capital, the Protected Distribution will decrease the fund's total assets and, therefore, have the likely effect of (i) increasing its expense ratio, as the fund's fixed expenses will become a larger percentage of the fund's average net assets; and (ii) diminishing the fund's ability to generate future income. Returns of capital do not reduce the amount of a Protected Distribution.

            In addition, in order to make such distributions, the fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.


            The federal income tax character of distributions paid by the fund will vary from year-to-year and may vary significantly between the June and December distributions. Protected Distributions may consist of ordinary income, short-term capital gains and, subject to legal limitations, long-term capital gains. To the extent such sources are insufficient to pay Protected Distributions, the shortfall will be paid as a return of capital. Although return of capital distributions generally are not taxable in the current year for federal income tax purposes, they reduce a shareholder's tax basis in his or her shares. If return of capital distributions exceed a shareholder's tax basis in his or her shares, however, the excess is treated as a capital gain from the sale of such shares. In addition, the fund may be required to pay distributions in excess of Protected Distributions to meet requirements of the Code. For example,



                                               DWS LifeCompass Income Fund  | 15
            when market conditions result in significant gains and the fund consequently distributes an amount in excess of Protected Distributions, the fund will not meet its objective of providing distributions of a fixed dollar amount.

            FINANCIAL WARRANTY RISK. The Financial Warranty is designed to protect against certain market risks inherent in the dynamic allocation strategy, particularly intra-day risk. It does not protect against fund or Advisor operational risks or errors of the fund or its agents. The Warranty Agreement places investment limits on the fund, imposes asset coverage requirements and may limit the fund's ability to take certain actions, unless the Warranty Provider consents to such actions. Such provisions may limit the fund's allocation of assets to the Active Component during the life of the fund and/or limit the portfolio managers' ability to respond to changing market conditions. If the fund or the Advisor fail to comply with the terms, conditions and limitations set forth in the Warranty Agreement, including investment limits, the Warranty Provider may cause the fund to allocate all of its assets to a defeasance portfolio (generally consisting of zero coupon US government securities) or terminate the Warranty Agreement. The Financial Warranty terminates upon termination of the Warranty Agreement.


            If the Warranty Agreement is terminated, the fund's Board will take such action as it deems to be in the best interests of the fund, including (i) determining to continue the operation of the fund without the benefit of a financial warranty; (ii) entering into an alternative warranty arrangement, which may include greater costs to the fund; or (iii) electing to terminate the fund early.


            A shareholder's ability to receive a Protected Distribution or the Protected Amount may depend on the financial condition of the Warranty Provider. If the Warranty Provider becomes insolvent or its credit deteriorates substantially, payment under the Financial Warranty may not be made or may become unlikely. In such an event, the fund could take a variety of actions, including replacing the Warranty Provider. In such circumstances, the fund may incur a higher warranty fee or the terms of the new warranty agreement may be less favorable than the current Warranty Agreement.


16 | DWS LifeCompass Income Fund

            EARLY TERMINATION RISK. Early termination risk is the risk that the fund may be terminated and your shares liquidated before the fund's Maturity Date. If the fund were terminated before the Maturity Date, a shareholder would have to locate an alternative investment for his or her assets, which could involve transaction expenses. The fund may terminate early in two cases: (i) at the election of the fund's Board of Trustees (a "Board Early Termination"); or (ii) automatically if either (a) the fund has insufficient assets to pay a Protected Distribution (other than the fund's final Protected Distribution) or (b) the fund's net assets are zero (each, a "Warranty Early Termination"). In the event of a Board Early Termination, you will be entitled to receive the greater of the Accelerated Protected Amount or the then-current NAV per share of the fund as of the Board Early Termination date. The then-current NAV and the Accelerated Protected Amount will be reduced by the Accelerated Financial Warranty Fee. In the event that the fund has insufficient assets to pay the Aggregate Accelerated Protected Amount, the Warranty Provider will be required to contribute sufficient assets to cover any shortfall. In the event of a Warranty Early Termination, you will be entitled to receive the Protected Distribution due on such date, if any, plus the Accelerated Protected Amount (as described below). These amounts would not be reduced by the Accelerated Financial Warranty Fee. For more information regarding early termination, see "The Financial Warranty Agreement" and "Other Policies and Information and Secondary Risks - Additional Information about the Financial Warranty."



            Investment-related risks

            FUTURES CONTRACTS RISK. The use of futures contracts in the manner contemplated by the fund (i.e., for return purposes and not for hedging purposes) allows the fund to leverage its assets because the use of futures contracts allows for substantially more exposure to the stock markets compared to direct investments in common stock. In a futures contract, the fund's outlay (i.e., initial margin required to purchase the contract) is small relative to equity exposure obtained through the contract. While the use of futures contracts held by the fund can magnify gains, it can also magnify losses. These losses can be substantially more than the initial margin. See "Derivatives Risk."


                                               DWS LifeCompass Income Fund  | 17

            ETF RISK. An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or industry sector. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value ("NAV"). In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF. ETFs incur fees and expenses, such as operating expenses, licensing fees, trustee fees and marketing expenses, which are borne proportionately by ETF shareholders, such as the fund. The fund will also incur brokerage costs when purchasing and selling shares of ETFs.


            INVESTMENT COMPANY SECURITIES. Because the fund currently intends to invest in other investment companies, including ETFs, shareholders will incur not only the expenses of the fund, but also a proportionate share of the expenses of the underlying funds held by the fund (including operating costs and, in the case of unaffiliated funds, investment management fees).

            In addition, from time to time, one or more underlying DWS funds may experience relatively large investments or redemptions due to reallocations or rebalancing of the fund or other DWS fund-of-funds. These transactions will affect the underlying funds because underlying funds that experience redemptions as a result of reallocations or rebalancing may have to sell securities and underlying funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the fund's performance to the extent that the underlying funds may be required to sell securities or invest cash at times when they would otherwise not do so. To the extent that participation in the fund-of-funds structure becomes disruptive to the portfolio management of an underlying fund, such underlying fund may discontinue sales to the fund and other DWS funds following a fund-of-funds strategy.

            ZERO COUPON BOND RISK. The market value of a zero coupon bond portfolio generally is more volatile than the market value of a portfolio of fixed income securities with similar maturities that pay interest periodically. In addition, federal income tax law requires that the holder of a zero coupon bond accrue a portion of the discount at which the bond was purchased as taxable income each year, even though the holder receives no


18 | DWS LifeCompass Income Fund
            interest payment on the bond during the year. Because the fund must distribute substantially all of its net income (including non-cash income attributable to zero coupon bonds) to its shareholders each year for federal income tax purposes, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. The fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy such distribution requirements. These actions may reduce the assets to which the fund's expenses could otherwise be allocated and may reduce the fund's rate of return.

            The following risks may apply to DWS LifeCompass Income Fund, DWS Short Duration Plus Fund and the QP Trust. Therefore, in the sections below, the term "fund" refers to DWS LifeCompass Income Fund, DWS Short Duration Plus Fund and the QP Trust, as applicable.



            INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities and may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, reducing the value of such a security.

            CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/ or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt



                                               DWS LifeCompass Income Fund  | 19
            securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

            MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.


            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

            LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects the fund's estimate of its value.


            PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.

            DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended



20 | DWS LifeCompass Income Fund
            effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


            FOREIGN INVESTMENT RISK. To the extent the fund has exposure to companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets so, to the extent the fund invests in emerging markets, it takes on greater risks. The currency of a country in which the fund has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors. The investments of the fund may be subject to foreign withholding taxes.



            THE FINANCIAL WARRANTY AGREEMENT


            To provide greater assurance that shareholders receive the Protected Amount described in this prospectus, the fund has entered into the Warranty Agreement with the Warranty Provider. In accordance with the Warranty Agreement, the Warranty Provider has issued a stand-by letter of credit to the fund, on which the fund may draw up to $1 billion (the Financial Warranty), provided the terms and conditions of the Warranty Agreement satisfied. Unless earlier terminated, the Warranty Agreement and the Financial Warranty will continue in effect until the Maturity Date. The fund and not the fund's shareholders is the holder of the Financial Warranty. The fund's shareholders have no direct rights or claims against the Warranty Provider in the event that the Warranty Provider fails to perform its obligations under the Warranty Agreement.


            The Warranty Agreement imposes specific reporting, monitoring and substantive obligations on the fund, the Advisor and indirectly on the fund's custodian, including investment limitations. Although the parties are generally afforded some opportunity to cure breaches, failure to do so may allow the Warranty Provider to cause the fund to invest all of its assets in a "defeasance portfolio," which will generally consist of zero coupon US government securities, or terminate


                                               DWS LifeCompass Income Fund  | 21
            the Warranty Agreement. The fund has delegated to the Advisor responsibility for developing internal procedures to ensure compliance with the terms of the Warranty Agreement. There is no assurance that such procedures will detect and prevent all breaches of the Warranty Agreement.

            Subject to applicable cure periods, if any, the Warranty Provider generally may cause the fund to invest in a defeasance portfolio upon the occurrence of certain events. These events include, without limitation: (i) any failure to manage the fund in all material respects in accordance with its registration statement, the Warranty Agreement and applicable law; (ii) any change in the investment adviser to the fund without the consent of the Warranty Provider; (iii) a material regulatory event or litigation event with respect to the fund or the Advisor; (iv) the issuance of fund shares with an Aggregate Protected Amount in excess of $1 billion;
            (v) a failure to pay the warranty fee when due; or (vi) the failure to provide continuous reporting.

            In addition, subject to applicable cure periods, if any, the Warranty Provider may terminate the Warranty Agreement and the Financial Warranty prior to the Maturity Date in certain circumstances, including, but not limited to, the following: (i) any failure to manage the fund in all material respects in accordance with its registration statement, if such failure would have an adverse effect on the Warranty Provider; (ii) any change in the investment adviser or the custodian to the fund without the consent of the Warranty Provider; (iii) a failure to invest the fund's assets in a defeasance portfolio; or (iv) certain regulatory events with respect to the fund.


            If the Warranty Agreement is terminated by the Warranty Provider, the fund will not receive the benefit of the Financial Warranty, and shareholders may not receive their Protected Amounts. The Warranty Provider does not have the right to terminate the fund.


            For a more detailed explanation of the events that would allow the Warranty Provider to terminate the Warranty Agreement or force the fund into a defeasance portfolio under the Warranty Agreement or of the investment limitations imposed by the Warranty Agreement, see the Appendix to the fund's Statement of Additional Information. For more information about the risks associated with the Financial Warranty and early termination, see "The Main Risks of Investing in the


22 | DWS LifeCompass Income Fund

            Fund - Financial Warranty Risk" and "Other Policies and Information and Secondary Risks - Additional Information about the Financial Warranty." See also the fund's Statement of Additional Information.



            ADDITIONAL INFORMATION REGARDING THE DISTRIBUTION POLICY

            Before you invest, it is important that you understand the key elements of our distribution policy:

            - Although the fund seeks to pay distributions at a fixed annual amount, Protected Distributions are not guaranteed. The Warranty Provider's obligation to make a payment to the fund is triggered only under the circumstances described herein.


            - The tax character of such distributions may vary significantly and include income, capital gains and return of capital. If the fund's investments do not generate sufficient income and capital gains to pay Protected Distributions, a significant portion of distributions may be return of capital.

            - The fund generally is limited to making one long-term capital gains distribution per year. Capital gains from futures contracts, which are a principal strategy of the fund, are characterized as 60% long-term capital gain and 40% short-term capital gain regardless of the time period held. The fund does not currently intend to seek exemptive relief to allow it to pay long-term capital gains more than once a year. Accordingly, net long-term capital gain distributions, if any, generally will be paid in December.

            - The fund may be required to make Required Tax Distributions. To the extent that the fund pays Required Tax Distributions, such distributions will reduce the amount of the Protected NAV proportionally and, once the Protected NAV has been reduced to zero, future Protected Distributions will be reduced proportionately. If you reinvest the Required Tax Distribution in additional shares, you will receive the same Protected Amount. While your per share Protected NAV will have decreased (and your Protected Distributions may have decreased), the number of shares you own will have increased. For this reason, we strongly recommend that you reinvest all Required Tax Distributions.



                                               DWS LifeCompass Income Fund  | 23

            For more information, see "The Main Risks of Investing in the Fund
            - Distribution Risk" and Appendix B.


            THE FUND'S PERFORMANCE HISTORY


            Since the fund commenced operations on December 20, 2007 performance information is not available for a full calendar year.



24 | DWS LifeCompass Income Fund

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.



FEE TABLE                                                   CLASS A                  CLASS C
 SHAREHOLDER FEES, paid directly from your investment
_________________________________________________________________________________________________
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)                        5.75% 1                  None
 Maximum Deferred Sales Charge (Load)
 (as % of redemption proceeds)                                 None 2                  1.00%

 ANNUAL OPERATING EXPENSES, deducted from fund assets
_____________________________________________________________________________________________________
 Management Fee 3                                            0.60%                     0.60%
 Distribution/Service (12b-1) Fee                            0.25                      1.00
 Other Expenses 4                                            0.74                      0.73
 Financial Warranty Fee 5                                    0.59                      0.59
 TOTAL ANNUAL OPERATING EXPENSES                             2.18                      2.92
 Less Expense Waiver/Reimbursement                           0.43                      0.42
 NET ANNUAL OPERATING EXPENSES6                              1.75                      2.50



1 Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class - Class A shares").


2 The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Choosing a Share Class - Class A shares") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

3 In the event that all of the fund's assets are completely and irreversibly allocated to the Reserve Component, the fund's 0.60% management fee will decrease to 0.30%.

4 "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.


5 For the purpose of the fee table presentation only, the fund's actual financial warranty fee of 0.585% has been rounded up to 0.59%. In the event that all of the fund's assets are completely and irreversibly allocated to the Reserve Component, the fund's 0.585% financial warranty fee will decrease to 0.30%.


6 Net Annual Operating Expenses include other operating expenses, which are capped at 1.75% and 2.50% for Class A and Class C shares, respectively, through September 30, 2009. The fee caps do not include acquired fund fees and expenses, if any, or extraordinary expenses, brokerage, taxes and interest.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


                                               DWS LifeCompass Income Fund  | 25

EXAMPLE               1 YEAR      3 YEARS      5 YEARS      10 YEARS

 EXPENSES, assuming you sold your shares at the end of each period
________________________________________________________________________
 Class A shares        $743       $1,179       $1,640       $2,912
 Class C shares        $353       $  864       $1,501       $3,213

 EXPENSES, assuming you kept your shares
________________________________________________________________________
 Class A shares        $743       $1,179       $1,640       $2,912
 Class C shares        $253       $  864       $1,501       $3,213




26 | DWS LifeCompass Income Fund

OTHER POLICIES AND INFORMATION AND SECONDARY RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

           - Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval.


           - The fund may trade actively. This could raise transaction costs (thus lowering return) and could mean distributions at higher tax rates.



           Additional Information about the Financial
           Warranty


           WARRANTY PROVIDER. The Warranty Provider is Merrill Lynch Bank USA, an industrial bank licensed pursuant to the laws of the State of Utah with a principal place of business in Salt Lake City, Utah. As of August 25, 2008, the long-term unsecured debt obligations of the Warranty Provider had received a credit rating of "A2" from Moody's, "A+" from Fitch and "A+" from Standard & Poor's, each a nationally recognized statistical rating organization.


           Under the Warranty Agreement, the fund will pay to the Warranty Provider a fee at an annual rate equal to 0.585% of the average daily net assets of the fund. In the event that the fund becomes completely and irreversibly invested in the Reserve Component, the fee payable to the Warranty Provider will be reduced to an annual rate of 0.30% of the fund's average daily net assets.

           The Warranty Provider has not participated in the organization of the fund. The Warranty Provider makes no representation regarding the advisability of an investment in the fund. Additional information about the Warranty Provider can be found in the Statement of Additional Information.

           The fund will provide you with a copy of the most recent financial reports of the Warranty Provider, free of charge, upon request. To receive a copy of these reports please contact the fund at the telephone number or write to the fund at the address shown on the outside back cover of this prospectus.


                        Other Policies and Information and Secondary Risks  | 27

           Required Tax Distributions and Extraordinary Expenses - Reduction of Protected NAV and Protected Distributions


           To satisfy requirements of the Code and generally to avoid any fund-level federal income or excise taxes, the fund may determine that its year-end distribution must be greater than its normal Protected Distribution amount and/or that it must pay additional distributions. Such distributions in excess of the normal Protected Distribution amount are referred to as "Required Tax Distributions." Required Tax Distributions, if any, will normally occur in December or at such other times as may be necessary to avoid the imposition of federal income or excise tax on the fund. The total Required Tax Distributions generally will be equal to the sum of any net investment income received plus net short-term realized capital gains (less any net long-term capital loss for the year) and net long-term realized capital gains (less any net long-term capital loss for the year), if any, above the Protected Distribution amount.



           To the extent the fund makes Required Tax Distributions in a particular year, such distributions will reduce the Protected NAV. Unless you immediately reinvest all Required Tax Distributions by purchasing additional fund shares, your Protected Maturity Payment on the Maturity Date will be reduced. For this reason, it is recommended that shareholders reinvest all Required Tax Distributions. Once the Protected NAV has been reduced to zero, to the extent the fund makes a subsequent Required Tax Distribution in a particular year, such Required Tax Distribution will reduce future Protected Distributions. See "Appendix B" for examples illustrating the effect of Required Tax Distributions.

           In addition, to the extent the fund incurs extraordinary expenses, such expenses will, as specified in the Warranty Agreement, reduce the Protected NAV. If the fund incurs additional extraordinary expenses after the Protected NAV has been reduced to zero, such expenses will, as specified in the Warranty Agreement, reduce future Protected Distributions. Examples of extraordinary expenses include legal fees or other costs of litigating a claim brought against the fund and income and/or excise taxes incurred by the fund.


28 | Other Policies and Information and Secondary Risks

           Maturity Date and Early Termination



           OPTIONS ON THE MATURITY DATE. The Board may, at the recommendation of the Advisor, elect to (i) continue the operation of the fund after the Maturity Date without the benefit of a Protected Distribution/Protected NAV feature; (ii) continue the operation of the fund by setting a new Maturity Date with a Protected Distribution/Protected NAV feature; (iii) terminate the fund as of the Maturity Date; or (iv) take any other actions the Board determines is in the best interests of the fund. The Board may take any of these actions without shareholder approval, unless otherwise required by law. You will receive notice of your options at least sixty (60) days before the Maturity Date. In all cases, you will have the right to redeem your shares on the Maturity Date for cash at the greater of the fund's then-current NAV per share on the Maturity Date or the Protected NAV per share (assuming the Advisor's allocation strategy is successful or the Financial Warranty is still in effect). If you elect to continue your investment in the fund after the Maturity Date, the Warranty Provider will contribute sufficient assets to the fund, if necessary, to ensure the per share value of your account is at least equal to your Protected Amount. After making any required payments under the Warranty Agreement, the Warranty Provider is under no further obligation to make payments to the fund. The Warranty Provider may or may not issue a new financial warranty to the fund after the Maturity Date and is under no present obligation to do so.

           You may also exchange your shares into another DWS fund on the Maturity Date. Please keep in mind that an exchange is a taxable event for federal income tax purposes, and you may be subject to a sales charge of the fund you exchange into.

           EARLY TERMINATION - BOARD EARLY TERMINATION. The Board may terminate the fund if: (i) the Board determines that the fund's asset size is not economically viable; (ii) the fund becomes irreversibly allocated to the Reserve Component; (iii) the fund's Advisor resigns or is terminated and the Board determines that a replacement investment advisor will not be appointed; or (iv) the Board determines that it is otherwise in the best interests of the fund to terminate the fund. In the event of a Board Early Termination, you will be entitled to redeem your shares on the early termination date at the greater of the then-current NAV or the Accelerated Protected Amount. For a Board Early Termination, when the fund calculates its NAV and Accelerated Protected Amount as of the early termination date, each amount



                        Other Policies and Information and Secondary Risks | 29 will be reduced by the Accelerated Financial Warranty Fee (see "The Fund's Main Investment Strategy - The Protected Amount"). The Warranty Provider cannot terminate the fund. Although, under certain circumstances, the Warranty Provider may terminate the fund's Financial Warranty or cause the fund to allocate all of its assets to the Reserve Component.


           The Accelerated Protected Amount is equal to the net present value of the fund's Protected NAV and all future Protected Distributions. When calculating the Accelerated Protected Amount in the event of a Board Early Termination, the net present value of the Protected NAV and the future Protected Distributions will be calculated using a discount factor based on the yield of a zero coupon bond maturing on the relevant payment date or Maturity Date, as applicable, the yield of which is consistent with LIBOR expressed in US dollars as of the date of determination. Because the computation accounts for the time value of money, the Accelerated Protected Amount will be less than the Protected NAV plus all future Protected Distributions and may be less than the current NAV per share of the fund. The Accelerated Protected Amount also may be less than what you paid to purchase your shares. Generally, the longer the time remaining to the Maturity Date, the greater the discount of the Accelerated Protected Amount to the Protected NAV plus all future Protected Distributions. In the event that the fund has insufficient assets to pay the Aggregate Accelerated Protected Amount (which is, collectively, the Accelerated Protected Amount of each class of fund shares times the number of shares outstanding of that class on the early termination date), the Warranty Provider will be required to contribute sufficient assets to cover any shortfall, up to the limits of the Financial Warranty.

           EARLY TERMINATION - WARRANTY EARLY TERMINATION. The fund will automatically terminate if the fund has insufficient assets to pay a Protected Distribution on a payment date other than the Maturity Date or the fund's net assets equal zero. In the event of a Warranty Early Termination, you will be entitled to receive the Protected Distribution owed on such date, if any, plus the Accelerated Protected Amount (calculated as described above), which amount will not be reduced by the Accelerated Financial Warranty Fee. Because the fund will have insufficient assets to pay the Aggregate Accelerated Protected Amount, the Warranty Provider will be required to contribute sufficient assets to cover the shortfall, up to the limits of the Financial Warranty.


30 | Other Policies and Information and Secondary Risks

           You will receive at least 60 days' prior written notice of an early termination. If a notice of termination is declared for the fund, the fund will cease selling shares to new shareholders. The notice will include information on the Accelerated Protected Amount and the date your shares are expected to be redeemed.


           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


           Keep in mind that there is no assurance that the fund will achieve its objective.

           A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


                                         Who Manages and Oversees the Fund  | 31

           DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

           MANAGEMENT FEE. The Advisor will receive a management fee from the fund.

           The fund pays the Advisor under the investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.60% of the fund's average daily net assets. In the event that the fund becomes completely and irreversibly invested in the Reserve Component, the Advisor has contractually agreed to reduce its fee to an annual rate of 0.30% of the fund's average daily net assets for the remainder of the warranty period. Additionally, in such an event, the financial warranty fee under the Warranty Agreement will be reduced to an annual rate of 0.30% of the fund's average daily net assets.


           A discussion regarding the basis for the Board's approval of the fund's investment management agreement is contained in the fund's shareholder report for the annual period ended April 30 (see "Shareholder reports" on the back cover).


           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor for providing most of the fund's administrative services. The fee is paid at an annual rate of 0.10% of the average daily net assets of the fund.


32 | Who Manages and Oversees the Fund

Portfolio management

The fund is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. The portfolio managers' responsibilities include making purchase and sale decisions, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the fund.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
- Global Head of Quantitative Strategies Portfolio Management: New York.
- Joined the fund in 2007.
- BS, The Wharton School, University of Pennsylvania.

Inna Okounkova
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate Portfolio Manager in 2001.
- Global Asset Allocation Portfolio Manager: New York.
- Joined the fund in 2007.
- BS, MS, Moscow State University; MBA, University of Chicago.

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
- Portfolio Manager for Retail Mortgage Backed Securities: New York.
- Joined the fund in 2007.
- BIS, University of Minnesota.


The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.



                                         Who Manages and Oversees the Fund  | 33

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).

DWS LifeCompass Income Fund - Class A




YEAR ENDED APRIL 30,                                      2008a
-----------------------------------------------------------------------
SELECTED PER SHARE DATA
-----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $  10.00
-------------------------------------------------      --------
Income (loss) from investment operations:
  Net investment income b                                   .05
_________________________________________________      ________
  Net realized and unrealized gain (loss)                (  .21)
-------------------------------------------------      --------
  TOTAL FROM INVESTMENT OPERATIONS                       (  .16)
_________________________________________________      ________
Less distributions from:
  Net investment income                                  (  .01)
_________________________________________________      ________
NET ASSET VALUE, END OF PERIOD                         $   9.83
-------------------------------------------------      --------
Total Return (%) c,d                                     ( 1.61)**
-------------------------------------------------      --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------
Net assets, end of period ($ millions)                        6
_________________________________________________      ________
Ratio of expenses before expense reductions (%)            2.43*
_________________________________________________      ________
Ratio of expenses after expense reductions (%)             1.67*
_________________________________________________      ________
Ratio of net investment income (%)                         1.37*
_________________________________________________      ________
Portfolio turnover rate (%)                                  17**
-------------------------------------------------      --------




a For the period from December 20, 2007 (commencement of operations) to April 30, 2008.

b    Based on average shares outstanding during the period.

c    Total return does not reflect the effect of any sales charges.

d    Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized


34 | Financial Highlights

DWS LifeCompass Income Fund - Class C




YEAR ENDED APRIL 30,                                      2008A
-----------------------------------------------------------------------
SELECTED PER SHARE DATA
-----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $  10.00
-------------------------------------------------      --------
Income (loss) from investment operations:
  Net investment income b                                   .02
_________________________________________________      ________
  Net realized and unrealized gain (loss)                (  .21)
-------------------------------------------------      --------
  TOTAL FROM INVESTMENT OPERATIONS                       (  .19)
_________________________________________________      ________
Less distributions from:
  Net investment income                                  (  .01)
_________________________________________________      ________
NET ASSET VALUE, END OF PERIOD                         $   9.80
-------------------------------------------------      --------
Total Return (%) c,d                                     ( 1.94)**
-------------------------------------------------      --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------
Net assets, end of period ($ millions)                        4
_________________________________________________      ________
Ratio of expenses before expense reductions (%)            3.22*
_________________________________________________      ________
Ratio of expenses after expense reductions (%)             2.47*
_________________________________________________      ________
Ratio of net investment income (%)                          .57*
_________________________________________________      ________
Portfolio turnover rate (%)                                  17**
-------------------------------------------------      --------




a For the period from December 20, 2007 (commencement of operations) to April 30, 2008.

b    Based on average shares outstanding during the period.

c    Total return does not reflect the effect of any sales charges.

d    Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized


                                                      Financial Highlights  | 35

HOW TO INVEST IN THE FUND


Offered in this prospectus are share classes noted on the cover of the prospectus. Each class has its own fees and expenses, offering you a choice of cost structures. The fund may offer other classes of shares in a separate prospectus. These shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

THE FOLLOWING PAGES TELL YOU HOW TO INVEST IN THE FUND AND WHAT TO EXPECT AS A SHAREHOLDER. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Investments, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.


You can find out more about the topics covered here by speaking with your FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR OTHER INVESTMENT PROVIDER.


Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. YOU MAY WANT TO ASK YOUR FINANCIAL ADVISOR TO HELP YOU WITH THIS DECISION.

CHOOSING A SHARE CLASS


We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief description and comparison of the main features of each class.



 CLASSES AND FEATURES                         POINTS TO HELP YOU COMPARE
 CLASS A
 -  Sales charge of up to 5.75% charged       -  Some investors may be able to reduce
    when you buy shares                          or eliminate their sales charge; see
                                                 "Class A shares"
 -  In most cases, no charge when you
    sell shares                               -  Total annual expenses are lower than
                                                 those for Class C
 -  Up to 0.25% annual shareholder
    servicing fee

 CLASS C
 -  No sales charge when you buy shares       -  Unlike Class A shares, Class C shares
                                                 do not have a sales charge when
 -  Deferred sales charge of 1.00%,              buying shares, but have higher annual
    charged when you sell shares you             expenses than those for Class A
    bought within the last year                  shares and a one year deferred sales
                                                 charge
 -  0.75% annual distribution fee and up
    to 0.25% annual shareholder servicing
    fee



Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. The fund may pay financial advisors or other intermediaries compensation for the services they provide to their clients. This compensation may vary depending on the share class and fund you buy. Your financial advisor may also receive compensation from the Advisor and/or its affiliates. Please see "Financial intermediary support payments" for more information.




                                                    Choosing a Share Class  | 37

           Class A shares


           Class A shares may make sense for long-term investors, especially those who are eligible for a reduced or eliminated sales charge.

           Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Because the shareholder servicing fee is continuous in nature, it may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

           Class A shares have an up-front sales charge that varies with the amount you invest:


                              FRONT-END SALES          FRONT-END SALES
                                CHARGE AS %          CHARGE AS % OF YOUR
YOUR INVESTMENT            OF OFFERING PRICE 1,2        NET INVESTMENT 2
  Up to $50,000                    5.75%                     6.10%
$    50,000-$99,999                4.50                      4.71
$  100,000-$249,999                3.50                      3.63
$  250,000-$499,999                2.60                      2.67
$  500,000-$999,999                2.00                      2.04
  $1 million or more             see below                see below


           1   The offering price includes the sales charge.

           2 Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.


           YOU MAY BE ABLE TO LOWER YOUR CLASS A SALES CHARGE IF:

           - you plan to invest at least $50,000 in Class A shares (including Class A shares in other retail DWS funds) over the next 24 months ("Letter of Intent")

           - the amount of Class A shares you already own (including Class A shares in other retail DWS funds) plus the amount you're investing now in Class A shares is at least $50,000 ("Cumulative Discount")

           - you are investing a total of $50,000 or more in Class A shares of several retail DWS funds on the same day ("Combined Purchases")

38 | Choosing a Share Class

           The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.

           For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the DWS family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

           To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.


           For more information about sales charge discounts, please visit www.dws-investments.com (click on the link entitled "Fund Sales Charge and Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase or Redemption of Shares" in the fund's Statement of Additional Information.

           IN CERTAIN CIRCUMSTANCES, YOU MAY BE ABLE TO BUY CLASS A SHARES WITHOUT A SALES CHARGE. For example, the sales charge will be waived if you are reinvesting dividends or distributions or if you are exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in Class A shares of the fund. In addition, a sales charge waiver may apply to transactions by certain retirement plans and certain other entities or persons (e.g., affiliated persons of Deutsche Asset Management or the DWS funds) and with respect to certain types of investments (e.g., an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services).



                                                    Choosing a Share Class  | 39

           Details regarding the types of investment programs and categories of investors eligible for a sales charge waiver are provided in the fund's Statement of Additional Information.

           There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charge for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

           IF YOU'RE INVESTING $1 MILLION OR MORE, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge ("Large Order NAV Purchase Privilege"). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within the following six months. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


           Class C shares

           Class C shares may appeal to investors who plan to sell some or all of their shares within six years of buying them or who aren't certain of their investment time horizon.

           With Class C shares, you pay no up-front sales charge to the fund. Class C shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

           Class C shares have a CDSC, but only on shares you sell within one year of buying them:


   YEAR AFTER YOU BOUGHT SHARES        CDSC ON SHARES YOU SELL
  First year                                    1.00%
  Second year and later                         None


           This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.



40 | Choosing a Share Class

           While Class C shares do not have an up-front sales charge, their higher annual expenses mean that, over the years, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.

           Orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.


                                                    Choosing a Share Class  | 41

How to BUY Class A and C Shares




 FIRST INVESTMENT                                ADDITIONAL INVESTMENTS
 $1,000 or more for most accounts               $50 or more for regular accounts and
 $500 or more for IRAs                          IRAs
 $500 or more for an account with an            $50 or more for an account with an
 Automatic Investment Plan                      Automatic Investment Plan

 THROUGH A FINANCIAL ADVISOR
 -  To obtain an application, contact your      -  Contact your advisor using the
    advisor                                        method that's most convenient for you

 BY MAIL OR EXPRESS MAIL (SEE BELOW)
 -  Fill out and sign an application            -  Send a check payable to "DWS
                                                   Investments" and an investment slip
 -  Send it to us at the appropriate
    address, along with an investment           -  If you don't have an investment slip,
    check made payable to "DWS                     include a letter with your name,
    Investments"                                   account number, the full name of the
                                                   fund and the share class and your
                                                   investment instructions

 BY WIRE
 -  Call (800) 621-1048 for instructions        -  Call (800) 621-1048 for instructions

 BY PHONE
 Not available                                  -  Call (800) 621-1048 for instructions

 WITH AN AUTOMATIC INVESTMENT PLAN
 -  Fill in the information on our              -  To set up regular investments from a
    application including a check for the          bank checking account call (800) 621-
    initial investment and a voided check          1048 ($50 minimum)

 USING QuickBuy
 Not available                                  -  Call (800) 621-1048 to make sure
                                                   QuickBuy is set up on your account; if
                                                   it is, you can request a transfer from
                                                   your bank account of any amount
                                                   between $50 and $250,000
 ON THE INTERNET
 Not available                                  -  Call (800) 621-1048 to ensure you have
                                                   electronic services
                                                -  Register at www.dws-investments.com or log
                                                   in if already registered
                                                -  Follow the instructions for buying
                                                   shares with money from your bank
                                                   account



--------------------------------------------------------------------------------

REGULAR MAIL:

First Investment: DWS Investments, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: DWS Investments, PO Box 219154, Kansas City, MO 64121-9154


EXPRESS, REGISTERED OR CERTIFIED MAIL:

DWS Investments, 210 West 10th Street, Kansas City, MO 64105-1614


42 | How to Buy Class A and C Shares

How to EXCHANGE or SELL Class A and C Shares


 EXCHANGING INTO ANOTHER FUND                    SELLING SHARES

 -  Exchanges into existing accounts:           Some transactions, including most for
    $50 minimum per fund                        over $100,000, can only be ordered in
                                                writing with a signature guarantee;
 -  Exchanges into new accounts:                please see "Signature Guarantee"
    $1,000 minimum per fund for most
    accounts
    $500 minimum for IRAs

 THROUGH A FINANCIAL ADVISOR
 -  Contact your advisor using the              -  Contact your advisor using the
    method that's most convenient for you          method that's most convenient for you

 BY PHONE                                        BY PHONE OR WIRE
 -  Call (800) 621-1048 for instructions        -  Call (800) 621-1048 for instructions

 BY MAIL OR EXPRESS MAIL
 (see previous page for address)
 Write a letter that includes:                  Write a letter that includes:
 -  the fund, class and account number          -  the fund, class and account number
    you're exchanging out of                       from which you want to sell shares
 -  the dollar amount or number of shares       -  the dollar amount or number of shares
    you want to exchange                           you want to sell
 -  the name and class of the fund you          -  your name(s), signature(s) and
    want to exchange into                          address, as they appear on your account
 -  your name(s), signature(s) and             -  a daytime telephone number
    address, as they appear on your
    account
 -  a daytime telephone number

 WITH AN AUTOMATIC EXCHANGE PLAN                 WITH AN AUTOMATIC WITHDRAWAL PLAN
 -  To set up regular exchanges from a          -  Call (800) 621-1048 (minimum $50)
    fund account, call (800) 621-1048

 USING QuickSell
 Not available                                  -  Call (800) 621-1048 to make sure
                                                   QuickSell is set up on your account; if
                                                   it is, you can request a transfer to your
                                                   bank account of any amount between
                                                   $50 and $250,000
 ON THE INTERNET
 -  Register at www.dws-investments.com         -  Register at www.dws-investments.com
    or log in if already registered                or log in if already registered
 -  Follow the instructions for making on-      -  Follow the instructions for making on-
    line exchanges                                 line redemptions



--------------------------------------------------------------------------------


TO REACH US:      WEB SITE: www.dws-investments.com
                  TELEPHONE REPRESENTATIVE: (800) 621-1048, M-F, 9 a.m. - 6 p.m. ET
                  TDD LINE: (800) 972-3006, M-F, 9 a.m. - 6 p.m. ET




                              How to Exchange or Sell Class A and C Shares  | 43

           Financial intermediary support payments


           The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected financial advisors in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.


           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


44 | How to Exchange or Sell Class A and C Shares

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .10% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of


                              How to Exchange or Sell Class A and C Shares | 45 broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


POLICIES YOU SHOULD KNOW ABOUT

           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.


           Policies about transactions

           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.


46 | Policies You Should Know About

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated, less any applicable sales charge.

           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in the fund.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           INITIAL PURCHASE. The minimum initial investment for Class A and C shares is $1,000, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor,


                                            Policies You Should Know About  | 47
           for which there is no minimum initial investment; and IRAs, for which the minimum initial investment is $500 per account. The minimum initial investment is $500 per account if you establish an automatic investment plan. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

           SUB-MINIMUM BALANCES. The fund may close your account and send you the proceeds if your balance falls below $1,000 ($250 for retirement accounts and $500 for accounts with an Automatic Investment Plan funded with $50 or more per month in subsequent investments). We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


           The fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The



48 | Policies You Should Know About
           fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           Shareholders are limited to four roundtrip transactions in the same DWS Fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS Fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS Fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS Fund are not affected by the four roundtrip transaction limitation.

           The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified funds-of-funds.


           In certain circumstances where shareholders hold shares of the fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS Funds' policy, may permit certain transactions not permitted by the DWS Funds' policies, or prohibit transactions not subject to the DWS Funds' policies.

           The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example,


                                            Policies You Should Know About  | 49
           certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

           In addition, if the fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


           The fund's market timing policies and procedures may be modified or terminated at any time.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY CALLING (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Investments. You can also use this service to make exchanges and to purchase and sell shares.


           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House





THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Investments Web site can be a valuable resource for shareholders with Internet access. Go to WWW.DWS-INVESTMENTS.COM to get up-to-date information, review balances or even place orders for exchanges.




50 | Policies You Should Know About

           (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 621-1048 at a later date.

           Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           THE FUND DOES NOT ISSUE SHARE CERTIFICATES.

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.


           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check drawn on a US bank, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that the fund does not accept payment in the following forms: cash, money orders, traveler's checks, starter checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. In addition, the fund generally does not accept third party checks. A third party check is any check not made payable directly to DWS Investments, except for any check payable to you from one of your other DWS accounts. Under certain circumstances, the fund may accept a third party check (i) for retirement plan contributions, asset transfers and rollovers, (ii) as contributions into Uniform Gift to Minors Act/Uniform Transfers to Minors Act accounts, (iii) payable from acceptable US and state government agencies, and (iv) from other DWS funds (such as a redemption or dividend check) for investment only in






THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.









                                            Policies You Should Know About  | 51
           a similarly registered account. Subject to the foregoing, checks should normally be payable to DWS Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check.


           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 621-1048 or contact your financial advisor for more information.

           WHEN YOU SELL SHARES THAT HAVE A CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for - whichever results in the lower charge to you. In processing orders to sell shares, the shares with the lowest CDSC are sold first. Exchanges from one fund into another don't affect CDSCs; for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

           There are certain cases in which you may be exempt from a CDSC. These include:

           - the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist

           - withdrawals made through an automatic withdrawal plan up to a maximum of 12% per year of the net asset value of the account

52 | Policies You Should Know About

           -  withdrawals related to certain retirement or benefit plans

           - redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

           - for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies the Distributor that the dealer waives the applicable commission

           - for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

           In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.


           IF YOU SELL SHARES IN A DWS FUND AND THEN DECIDE TO INVEST WITH DWS INVESTMENTS AGAIN WITHIN SIX MONTHS, you may be able to take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a DWS fund at its current NAV and, for purposes of a sales charge, it will be treated as if it had never left DWS Investments.


           You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares (if available) with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.


           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited



                                            Policies You Should Know About  | 53
           redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system. The fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."


           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING



           The price at which you buy shares is based on the NAV per share calculated after the order is received by the transfer agent, although for Class A shares it will be adjusted to allow for any applicable sales charge (see "Choosing a Share Class"). The price at which you sell shares is also based on the NAV per share calculated after the order is received by the transfer agent, although a CDSC may be taken out of the proceeds (see "Choosing a Share Class").

           FOR THE UNDERLYING FUNDS IN WHICH THE FUND INVESTS, WE USE THE NAV OF THE UNDERLYING FUNDS. FOR OTHER SECURITIES, WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or



54 | Policies You Should Know About
           a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

           TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)


           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time


           - withhold a portion of your distributions and redemption proceeds for federal income tax purposes if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications including certification that you are not subject to backup withholding


           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason

                                            Policies You Should Know About  | 55

           - refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law


           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less sales charge, if any); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability


           - pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

           - change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)


UNDERSTANDING DISTRIBUTIONS AND TAXES

           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.)

           The fund declares and pays distributions in June and December. Dividends or distributions declared by the fund to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.



56 | Understanding Distributions and Taxes

           If you purchase shares just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for federal income tax purposes, even though you may not have participated in the increase in the net asset value of the fund, regardless of whether you reinvest your dividends. To avoid "buying a dividend", check the fund's distribution dates before you invest.

           For federal income tax purposes, income and capital gains distributions are generally taxable. However, dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws generally will not be taxable. Similarly, there generally will be no federal income tax consequences when a qualified retirement plan buys or sells fund shares.


           You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account, all sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For employee-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.


           Buying, selling or exchanging fund shares will usually have tax consequences for you (except in employer-sponsored qualified plans, IRAs or other tax advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.


           The fund has a policy, which may be modified at any time by the Board, of paying the Protected Distribution (i.e., $0.825 per share in two semi-annual payments of $0.4125 per share). This policy permits shareholders to realize a predictable level of cash flow with respect to their shares without having to sell their shares.



                                     Understanding Distributions and Taxes  | 57

           To avoid any fund-level federal income or excise taxes, the fund anticipates making a special distribution in December 2007. Such distribution will not be considered a Protected Distribution and will have no effect on the fund's Protected NAV or future Protected Distributions.

           Protected Distributions will be paid from net income and net capital gains. Under normal circumstances, the fund intends to distribute net long-term capital gains, if any, in December of each year. If, for any calendar year, the Protected Distribution amount exceeds the fund's current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital up to the amount of the shareholder's tax basis in its shares. Any amount in excess of such basis shall be treated as gain from the sale of shares. Subject to the conditions of the Warranty Agreement, in the event that the fund's assets are insufficient to pay a Protected Distribution, the Warranty Provider will pay to the fund an amount sufficient to allow the fund to pay shareholders the Protected Distribution due that date plus the Aggregate Accelerated Protected Amount.

           The federal income tax status of the fund's earnings you receive and your own fund transactions generally depend on their type:



GENERALLY TAXED AT LONG-TERM                   GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                            INCOME RATES:
DISTRIBUTIONS FROM THE FUND
THAT CONSIST OF
- gains from the sale of                       -  gains from the sale of
  securities held by the fund for                 securities held by the fund for
  more than one year (and 60%                     one year or less (and 40% of
  of any gain on certain futures                  any gain on certain futures
  contracts regardless of the                     contracts regardless of the
  fund's holding period)                          fund's holding period)
- qualified dividend income (for               -  all other taxable income
  taxable year beginning before
  January 1, 2011)

TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund                      -  gains from selling fund
  shares held for more than                       shares held for one year or
  one year                                        less




58 | Understanding Distributions and Taxes

           The federal income tax treatment of any payment made by the Warranty Provider to the fund is uncertain. The fund may take the position that its right to receive payment under the Warranty Agreement is itself a capital asset and that the payment in termination of this right gives rise to capital gain rather than to ordinary income, although the Internal Revenue Service may disagree with this position.

           Any investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively impacted.

           To the extent that the fund invests in certain debt obligations, investments in these obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

           The fund's transactions in broad-based equity index futures contracts, exchange traded options on such indices and certain other futures contracts are generally considered "Section 1256 contracts" for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as sixty percent long-term capital gain or loss and forty percent short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted above, distributions of net short-term capital gain are taxable to you as ordinary income while distributions of long-term capital gain are taxable to you as long-term capital gain, regardless of how long you have held your shares of the fund.

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal income purposes at the more favorable long-term capital gain


                                     Understanding Distributions and Taxes  | 59
           rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply. It is not expected that a substantial portion of the fund's dividends will be designated as qualified dividend income.


           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been reduced to 15%. For more information see the Statement of Additional Information, under "Federal Income Taxes".


           The federal income tax character of distributions paid by the fund will be determined after the end of the fund's taxable year. The fund will send you detailed federal income tax information every January. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.


           Corporations are taxed at the same rates on ordinary income and capital gains, but may be eligible for a dividends received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met.


           It is not expected that a substantial portion of the fund's dividends will be eligible for the dividends received deduction.

           The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund.


60 | Understanding Distributions and Taxes

APPENDIX A
--------------------------------------------------------------------------------
           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


                                                                Appendix A  | 61

                     DWS LifeCompass Income Fund - Class A




              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               5.75%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.75%             -2.69%       $  9,731.31        $   742.62
   2           10.25%        2.18%              0.06%       $ 10,005.74        $   215.13
   3           15.76%        2.18%              2.88%       $ 10,287.90        $   221.20
   4           21.55%        2.18%              5.78%       $ 10,578.02        $   227.44
   5           27.63%        2.18%              8.76%       $ 10,876.32        $   233.85
   6           34.01%        2.18%             11.83%       $ 11,183.03        $   240.45
   7           40.71%        2.18%             14.98%       $ 11,498.39        $   247.23
   8           47.75%        2.18%             18.23%       $ 11,822.64        $   254.20
   9           55.13%        2.18%             21.56%       $ 12,156.04        $   261.37
  10           62.89%        2.18%             24.99%       $ 12,498.84        $   268.74
  TOTAL                                                                        $ 2,912.23



DWS LifeCompass Income Fund - Class C





              MAXIMUM           INITIAL HYPOTHETICAL                      ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                           OF RETURN:
               0.00%                   $10,000                                 5%
             CUMULATIVE        ANNUAL       CUMULATIVE            HYPOTHETICAL
           RETURN BEFORE        FUND       RETURN AFTER      YEAR-END BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND               FEES AND              FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES               EXPENSES              EXPENSES
   1            5.00%        2.50%              2.50%             $ 10,250.00           $   253.13
   2           10.25%        2.92%              4.63%             $ 10,463.20           $   302.41
   3           15.76%        2.92%              6.81%             $ 10,680.83           $   308.70
   4           21.55%        2.92%              9.03%             $ 10,903.00           $   315.12
   5           27.63%        2.92%             11.30%             $ 11,129.78           $   321.68
   6           34.01%        2.92%             13.61%             $ 11,361.28           $   328.37
   7           40.71%        2.92%             15.98%             $ 11,597.59           $   335.20
   8           47.75%        2.92%             18.39%             $ 11,838.82           $   342.17
   9           55.13%        2.92%             20.85%             $ 12,085.07           $   349.29
  10           62.89%        2.92%             23.36%             $ 12,336.44           $   356.55
  TOTAL                                                                                 $ 3,212.62




62 | Appendix A

APPENDIX B
--------------------------------------------------------------------------------

           Impact of Required Tax Distributions and returns of capital


           Required Tax Distributions will reduce the Protected NAV; however, if Required Tax Distributions are immediately reinvested in additional shares, your Protected Maturity Payment will remain unchanged because you will own more shares.

           SCENARIO 1A in the table illustrates a scenario where there are Required Tax Distributions that you immediately reinvest. As a result, your Protected Maturity Payment remains the same.


           SCENARIO 1B in the table illustrates the same scenario as Scenario 1 except that you do not reinvest the Required Tax Distributions you received. In this example, note that your Protected Maturity Payment goes down because you did not immediately reinvest all Required Tax Distributions.

           SCENARIO 2 in the table illustrates a different scenario where there is a return of capital. In this example, note that your market value at the end of the year goes down as does your cost basis because a portion of your initial investment was returned to you.*


           Each scenario below is strictly hypothetical and assumes income and capital gain amounts and a rate of return that may or may not be achieved by the fund.


                                                                Appendix B  | 63

                                     SCENARIO 1A        SCENARIO 1B
                                     REQUIRED TAX       REQUIRED TAX
                                    DISTRIBUTIONS      DISTRIBUTIONS        SCENARIO 2
                                     IMMEDIATELY            NOT             RETURN OF
                                      REINVESTED         REINVESTED          CAPITAL
 Initial Investment                $1,000,000         $1,000,000         $1,000,000
_______________________________    __________         __________         __________
 Number of Shares
 Owned                                100,000            100,000           100,000
_______________________________    __________         __________         __________
 Protected NAV                     $   1.75           $   1.75           $   1.75
_______________________________    __________         __________         __________
 Protected Maturity Payment        $  175,000         $  175,000         $ 175,000
_______________________________    __________         __________         __________
 Fund Values (per share):
  Initial NAV                      $  10.00           $  10.00           $  10.00
_______________________________    __________         __________         __________
  Year 1 Protected
  Distribution                     $   0.825          $   0.825          $   0.825
_______________________________    __________         __________         __________
  Year 1 Income                    $   0.955          $   0.955          $   0.635
_______________________________    __________         __________         __________
  Year 1 Capital Gains             $   0.105          $   0.105          $   0.00
_______________________________    __________         __________         __________
  Year 1 Return of Capital         $   0.00           $   0.00           $   0.190
_______________________________    __________         __________         __________
  Year 1 Total Distribution
  Received                         $   1.06           $   1.06           $   0.825
_______________________________    __________         __________         __________
  Required Tax Distribution*       $   0.235          $   0.235                  -
_______________________________    __________         __________         __________
  NAV prior to distribution
  (Beginning NAV + Income +
  Capital)*                        $  11.06           $  11.06           $  10.635
_______________________________    __________         __________         __________
  NAV after distribution           $  10.00           $  10.00           $   9.81
_______________________________    __________         __________         __________
 Cash received (based on
 total shares owned)
_______________________________    __________         __________         __________
  Net Investment Income            $   95,500         $   95,500         $  63,500
_______________________________    __________         __________         __________
  Return of Capital                         -                  -         $  19,000
_______________________________    __________         __________         __________
  Capital Gains                    $   10,500         $   10,500                 -
_______________________________    __________         __________         __________
 Number of shares received
 from reinvestment of Required
 Tax Distribution (see detail
 calculation #1 below)                  2,350                  -                 -
_______________________________    __________         __________         __________
 Year 2 Adjusted Protected
 NAV per share (see detail
 calculation #2 below)*            $   1.7098         $   1.7098         $   1.75
_______________________________    __________         __________         __________
 New Number of Shares
 Owned                                102,350            100,000           100,000
_______________________________    __________         __________         __________
 Expected Shareholder
 Aggregate Target
 distribution in year 2            $   84,439         $   82,500         $  82,500
_______________________________    __________         __________         __________
 Protected Maturity Payment        $  175,000         $  170,980         $ 175,000
_______________________________    __________         __________         __________
 Cost Basis of Share -
 (maintained by shareholder)       $1,023,500         $1,000,000         $ 981,000
_______________________________    __________         __________         __________

64 | Appendix B

                           SCENARIO 1A        SCENARIO 1B
                           REQUIRED TAX       REQUIRED TAX
                          DISTRIBUTIONS      DISTRIBUTIONS      SCENARIO 2
                           IMMEDIATELY            NOT           RETURN OF
                            REINVESTED         REINVESTED        CAPITAL
 Market Value at end
 of year 1*              $1,023,500         $1,000,000         $981,000
_____________________    __________         __________         ________
 Unrealized Gain*                 -                  -                -
---------------------    ----------         ----------         --------


 * Unrealized capital gains or losses, which also effect the NAV and the market value of your investment, are not shown in these scenarios since they do not otherwise affect the distribution calculations.


1 SHARES REINVESTED CALCULATION: Required Tax Distribution/NAV after distribution = 23,500/$10.00 = 2,350 shares


2    ADJUSTED PROTECTED NAV CALCULATION


 As described in the Prospectus, Required Tax Distributions result in a reduction of the Protected NAV.


 The adjusted Protected NAV equals the then-current Protected NAV ($1.75) divided by 1 plus the Required Tax Distribution ($0.235) divided by the NAV per share after the Required Tax Distribution ($10.00): $1.75000/[1 + ($0.2350/$10.00)] = $1.7098.


                                                                Appendix B  | 65

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact DWS Investments at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS INVESTMENTS      SEC                     DISTRIBUTOR
-----------------    --------------------    ------------------------------
PO Box 219151        100 F Street, N.E.      DWS Investments Distributors,
Kansas City, MO      Washington, D.C.        Inc.
64121-9151           20549-0102              222 South Riverside Plaza
WWW.DWS-             WWW.SEC.GOV             Chicago, IL 60606-5808
INVESTMENTS.COM      (800) SEC-0330          (800) 621-1148
(800) 621-1048




SEC FILE NUMBER:
DWS Target Fund         DWS LifeCompass Income Fund    811-04760





(09/01/08) DLCIF-1
[RECYCLE GRAPHIC APPEARS HERE]                            [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

                               SEPTEMBER 1, 2008








                                   PROSPECTUS
                              ------------------
                              INSTITUTIONAL CLASS

                          DWS LIFECOMPASS INCOME FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

CONTENTS





HOW THE FUND WORKS

  4      The Fund's Main Investment
         Strategy
 14      The Main Risks of Investing in
         the Fund
 21      The Financial Warranty
         Agreement
 23      Additional Information
         Regarding the Distribution
         Policy
 24      The Fund's Performance
         History
 25      How Much Investors Pay
 26      Other Policies and Information
         and Secondary Risks
 30      Who Manages and Oversees
         the Fund
 33      Financial Highlights


HOW TO INVEST IN THE FUND

 35      Buying and Selling
         Institutional Class Shares
 41      Policies You Should Know
         About
 50      Understanding Distributions
         and Taxes
 56      Appendix A
 58      Appendix B

HOW THE FUND WORKS


On the next few pages, you'll find information about the fund's investment objective, the main strategies it uses to pursue that objective and the main risks that could affect performance.


Whether you are considering investing in the fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.


You can find DWS prospectuses on the Internet at WWW.DWS-INVESTMENTS.COM (the Web site does not form a part of this prospectus).

                                     Institutional Class
  ticker symbol                      INCTX
    fund number                      1440

    DWS LIFECOMPASS INCOME FUND



            THE FUND'S MAIN INVESTMENT STRATEGY

            The Fund's Investment Goal

            DWS LifeCompass Income Fund seeks to provide regular distributions at a fixed dollar amount as its primary objective. The fund seeks capital preservation as a secondary objective.

            The fund seeks to achieve its objectives over an approximate ten year investment horizon and is designed for long-term investors that have a similar investment horizon. The fund's maturity date is December 15, 2017 (the "Maturity Date"). There is no assurance that the fund will achieve its objectives.

            The fund will continuously offer its shares through the Maturity Date, unless the fund's Board of Trustees determines it is in the fund's best interest to discontinue sales, or additional sales are not permitted under the fund's financial warranty agreement described below.


            Distribution Policy

            The fund's primary goal is to provide regular distributions to shareholders through the Maturity Date in a fixed amount equal to an annual rate of 8.25% of the fund's net asset value ("NAV") on its inception date ($0.825 per share for a $10.00 initial NAV). The fund expects to declare and pay distributions semi-annually in equal installments ($0.4125 per share) in June and December, subject to the adjustments described below ("Protected Distributions").

            Under normal circumstances, the fund does not expect to change its distribution policy or the target distribution rate over its life, even if the fund's NAV increases or decreases.

            If the fund's investment strategy does not generate sufficient income and capital gains to pay the Protected Distributions, a portion of the distributions will constitute a return of capital to shareholders. Distributions that constitute a return of capital


4 | DWS LifeCompass Income Fund
            will diminish the assets of the fund. The federal income tax character of the June and December distributions may vary significantly. In particular, it is expected that long-term capital gains would generally be paid once a year in December.
            Additionally, the fund may be required to make distributions in excess of the Protected Distributions to satisfy requirements of the Internal Revenue Code of 1986, as amended (the "Code"), and generally to avoid any fund-level federal income or excise taxes ("Required Tax Distributions"). Required Tax Distributions will first reduce the fund's Protected NAV (as described below) and, once the Protected NAV has been reduced to zero, will next reduce future Protected Distributions. See "Required Tax Distributions and Extraordinary Expenses - Reduction of Protected NAV and Protected Distributions," "Distribution Risk" and "Understanding
            Distributions and Taxes."


            See Appendix B at the back of this prospectus for an example illustrating the effects of a Required Tax Distribution and a return of capital.


            The Protected NAV and the Protected Maturity Payment

            In addition to its Protected Distribution feature, the fund also offers a limited protected NAV feature. Specifically, shareholders who remain in the fund through the Maturity Date will be able to redeem their shares at the higher of 17.5% of the fund's NAV per share on its inception date ($1.75), subject to the adjustments described below (the "Protected NAV"), or the then current NAV. The Protected NAV times the number of shares you hold on the Maturity Date is your "Protected Maturity Payment." As noted above, Required Tax Distributions will reduce the Protected NAV. Accordingly, your Protected Maturity Payment will decrease following any Required Tax Distribution if you elect to receive such Required Tax Distribution in cash. See "Required Tax Distributions and Extraordinary Expenses
            - Reduction of Protected NAV and Protected Distributions."

            Should you redeem your shares on the Maturity Date, your shares will be redeemed at the greater of: (i) the NAV per share on the Maturity Date, or (ii) the Protected NAV per share. Should you redeem or exchange your shares before the Maturity Date, you will receive the then-current NAV. Only shareholders who hold their shares on the Maturity Date benefit from the Protected NAV feature.



                                                DWS LifeCompass Income Fund  | 5

            The fund also seeks to return to shareholders who hold shares through the Maturity Date a per share NAV at least equal to the fund's initial NAV ($10.00). While the fund will seek to pay an amount higher than the Protected NAV, it does not promise to do so.



            The Protected Amount


            The fund seeks to provide shareholders who hold shares over the life of the fund with semi-annual distributions in a cumulative dollar amount of $8.25 per share (twenty semi-annual payments of $0.4125 per share over the fund's ten year investment horizon) and at least the Protected NAV of $1.75 per share. On any given date during the life of the fund, the combined amount (on a per share basis) of any remaining Protected Distributions and the Protected NAV equals the "Protected Amount." Because the Protected Amount reflects the remaining Protected Distributions as of a particular date, it will decrease over the life of the fund as distributions are made. The "Aggregate Protected Amount," as of a particular date, is, collectively, the Protected Amount of each class of fund shares times the number of shares outstanding of that class on that date.


            Example. Assuming that no Required Tax Distributions have been made, after the completion of five years, the Protected Amount will be $5.875 per share (i.e., the Protected NAV of $1.75 per share and ten remaining Protected Distributions at $0.4125 per share each).


            The fund has entered into a Financial Warranty Agreement (the "Warranty Agreement") with Merrill Lynch Bank USA (the "Warranty Provider"), pursuant to which the Warranty Provider has issued a stand-by letter of credit to the fund, on which the fund may draw up to $1 billion (the "Financial Warranty"), provided the terms and conditions of the Warranty Agreement are satisfied. The Financial Warranty is designed to protect the fund against certain market risks of the fund's dynamic asset allocation strategy. Accordingly, the terms, conditions and limits of the Warranty Agreement are intended to ensure that the risk profile of the fund does not change during the warranty period and that the Warranty Provider does not assume any risks other than those contemplated in the Warranty Agreement. See "The Financial Warranty Agreement."



6 | DWS LifeCompass Income Fund

            The Warranty Provider is obligated to make a payment to the fund if there is a shortfall between the fund's aggregate net assets and Aggregate Protected Amount on the Maturity Date. The Warranty Provider is also obligated to make payments to the fund if there is a shortfall between the fund's aggregate net assets and the amount required for a Protected Distribution on a payment date.

            If there is a shortfall on the payment date of a Protected Distribution, other than the Maturity Date, then the fund will be terminated and shareholders as of the payment date will be entitled to receive the Protected Distribution owed on that day and the Accelerated Protected Amount as described below.

            The fund may not draw on the Financial Warranty more than one time and may not draw on the Financial Warranty prior to the Maturity Date, unless the fund is terminated.


            Example. On the date of the fund's nineteenth semi-annual payment, the fund's net assets equal $0.400 per share and a Protected Distribution of $0.4125 per share is due. The fund will be terminated and shareholders can expect to receive the Protected Distribution of $0.4125 due on such date plus the Accelerated Protected Amount, which will be calculated based upon a Protected Amount of $2.1625 (the Protected NAV of $1.75 per share and the last Protected Distribution of $0.4125 per share). This example assumes that no Required Tax Distributions have been made.


            The Financial Warranty covers issued and outstanding shares having an Aggregate Protected Amount of up to $1 billion. If the Aggregate Protected Amount of the fund exceeds $1 billion, the Warranty Provider is not liable for the shortfall on shares issued in excess of $1 billion. If the Aggregate Protected Amount of the fund exceeds $1 billion and the fund draws upon the Financial Warranty, the Aggregate Protected Amount of all shares would be reduced on a pro-rata basis. The fund intends to limit sales or take such other actions as may be necessary to limit the Aggregate Protected Amount to $1 billion.

            If the Board terminates the fund before the Maturity Date, shareholders who hold their shares on the early termination date will receive the greater of: (i) the then-current NAV per share; or
            (ii) the net present value of the Protected NAV and all future Protected Distributions (on a per share basis) (the


                                                DWS LifeCompass Income Fund  | 7

            "Accelerated Protected Amount"). In the event of a Board elected early termination, when the fund calculates its NAV and the Accelerated Protected Amount as of the early termination date, each amount will be reduced by the net present value of the estimated remaining payments otherwise due to the Warranty Provider had the fund continued to its Maturity Date (the "Accelerated Financial Warranty Fee"). When calculating the Accelerated Protected Amount and the Accelerated Financial Warranty Fee, net present value will be calculated using a discount factor based on the yield of a zero coupon bond maturing on the relevant payment date, or Maturity Date, as applicable, the yield of which is consistent with the London Interbank Offered Rates ("LIBOR") expressed in US dollars as of the date of determination.

            If the fund is terminated due to insufficient assets on a Protected Distribution payment date other than the Maturity Date, the Accelerated Protected Amount shall be calculated as described above, except that such amount shall not be reduced by the Accelerated Financial Warranty Fee.

            Because the commitments of the Warranty Provider are conditional and limited in amount, it is not completely certain that you will receive your Protected Amount. See "The Main Risks of Investing in the Fund - Financial Warranty Risk" and "The Financial Warranty Agreement."


            The Fund's Principal Investment Strategies

            DYNAMIC ALLOCATION STRATEGY. The fund seeks to provide for a fixed semi-annual amount distribution and limit downside risk while retaining the potential for participation in stock market appreciation. The Advisor uses a dynamic asset allocation strategy, which is designed primarily to generate returns in an amount that is sufficient to pay the Protected Distributions through the Maturity Date. Secondarily, the fund seeks to achieve a NAV on the Maturity Date at least equal to the fund's initial NAV.

            The fund allocates its assets between a managed equity portfolio (the "Active Component") and a managed fixed income portfolio (the "Reserve Component"). The fund's portfolio managers employ a disciplined approach through a proprietary, quantitative methodology to construct and rebalance the fund's portfolio. The portfolio managers evaluate a number of factors, including, but not limited to:


8 | DWS LifeCompass Income Fund

            -  the fund's current NAV

            -  the prevailing level of interest rates

            -  the fund's expenses

            - the current value of the fund's assets, including investments in futures contracts and related margin requirements

            - the percentage of the fund's assets allocated to the Active and Reserve Components

            -  the length of time remaining until the Maturity Date

            - the volatility of the fund's assets allocated to the Active Component

            -  the Aggregate Protected Amount payable to shareholders

            The portfolio managers determine the percentage of the fund's portfolio to be allocated to the Active Component and the Reserve Component daily. The portfolio managers will review the underlying investments of the Active Component and the Reserve Component periodically.


            Because market conditions and the level of interest rates are subject to change and because the portfolio managers evaluate the fund's allocation between the Active Component and the Reserve Component on a daily basis, it is impossible to say with any certainty exactly how much of the fund's assets will be allocated to the Active Component or the Reserve Component over any period of time.


            Under normal circumstances, as interest rates decline, more assets will be allocated to the Reserve Component because the net present value of the Aggregate Protected Amount increases. Conversely, if interest rates rise, more assets will be allocated to the Active Component because the net present value of the Aggregate Protected Amount decreases. Additionally, equity market volatility is a factor in determining asset allocations. Generally, as the level of volatility in the equity market increases, the fund may decrease its exposure to the Active Component, thus allocating more assets to the Reserve Component. On the other hand, if equity market volatility decreases, more assets may be allocated to the Active Component. In the event of a significant decline in the equity markets, all or substantially all of the fund's assets may be allocated to the Reserve Component. If this happens, such


                                                DWS LifeCompass Income Fund  | 9
            allocation to the Reserve Component may be irreversible. As the fund nears its Maturity Date, the fund may be able to increase its exposure to the Active Component because the Aggregate Protected Amount decreases over time.

            The fund may have a higher portfolio turnover rate as compared to other mutual funds because of the periodic rebalancings required by the fund's strategy. Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year.

            ACTIVE COMPONENT. The Active Component is designed to provide the fund with exposure to global equity markets through investment in index-based securities and other instruments. Capital gains (primarily through futures contracts), dividends and income generated by the investments held in the Active Component are expected to comprise a material portion of the Protected Distributions.

            The Active Component consists principally of futures contracts and securities of exchange-traded funds (ETFs) based on any of the indices listed below. In the future, the fund may add additional indices or change the selected indices listed below. The Active Component also includes liquid assets used to cover futures contracts, which may consist of US government securities, shares of DWS Cash Management QP Trust (the "QP Trust"), an unregistered money market fund managed by the Advisor, and cash and cash equivalents.

            - S&P 500 INDEX: an unmanaged stock market index comprised of 500 large-capitalization US companies in a wide range of businesses, selected by Standard and Poor's Corporation.

            - RUSSELL 1000 INDEX: an unmanaged stock market index that contains the 1,000 largest stocks within the Russell 3000 Index, as determined by the Frank Russell Company. The Russell 3000 Index contains the common stocks of the 3,000 largest US companies by market capitalization.

            - RUSSELL 2000 INDEX: an unmanaged stock market index comprised of the common stocks of the 1,001st through 3,000th largest US companies by market capitalization, as determined by the Frank Russell Company.

10 | DWS LifeCompass Income Fund

            - S&P MIDCAP 400 INDEX: an unmanaged stock market index comprised of 400 mid-capitalization companies in a wide range of businesses, selected by Standard and Poor's Corporation.

            - MSCI EAFE INDEX: an unmanaged stock market index comprised of approximately 1,000 companies from various sectors whose primary trading markets are developed country markets located outside the US and which are selected from among the larger capitalization companies in such markets.

            By buying futures contracts, the fund participates in equity market returns (gains or losses) that are roughly comparable to investing a portion of the fund's assets directly in stocks comprising the relevant index. By holding futures contracts, the fund can rebalance its exposure to the equity markets daily with lower transaction costs than if it had invested directly in stocks. Through the use of futures contracts, the fund may effectively leverage (i.e., the fund may have equity exposure greater than the value of its assets).

            The fund may seek net equity exposure of up to 130% of total assets through index-based investments during the first five years of the fund's existence and up to 150% thereafter through the Maturity Date.

            The fund only intends to enter into futures contracts on securities indices that are traded on recognized US-based exchanges, including, but not limited to, the Chicago Mercantile Exchange, the New York Board of Trade, the Chicago Board of Trade and the Chicago Board Options Exchange. These contracts generally provide a high degree of liquidity and a low level of counterparty performance and settlement risk.

            The fund may not enter into futures contracts unless such transactions are either "covered" or subject to appropriate asset segregation requirements. Generally, the fund segregates or earmarks an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to "cash-settle," the fund sets aside liquid assets in an amount at least equal to the fund's daily marked-to-market obligation (i.e., the fund's daily net liability, if any), rather than the contracts' notional value (i.e., the value of the underlying asset). By setting aside assets equal to its net


                                               DWS LifeCompass Income Fund  | 11
            obligation under cash-settled futures contracts, the fund may employ leverage to a greater extent than if the fund set aside assets equal to the futures contracts' full notional value. The fund bases its asset segregation policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

            The fund generally seeks exposure to the equities markets through index-based investments, including futures contracts and ETFs based on securities indices. The fund does not seek exposure to the commodities markets and is not a trading vehicle for commodities. The fund is registered as an investment company, and the Advisor has claimed an exclusion, with respect to the fund, from registration or regulation under the Commodities Exchange Act.


            For more information on the fund's asset segregation policies for futures contracts, see "Investment Policies and Techniques" in the fund's Statement of Additional Information.


            RESERVE COMPONENT. The Reserve Component provides the fund with exposure to the US fixed income markets. Generally, allocations to the Reserve Component will increase when the difference between the fund's net assets and the net present value of the Aggregate Protected Amount decreases. In other words, the greater the positive difference, or "cushion," between the fund's net assets less the net present value of the Aggregate Protected Amount, the greater the allocation to the Active Component. Under normal circumstances, the Reserve Component will be invested primarily in zero coupon US government securities, shares of DWS Short Duration Plus Fund, and cash and cash equivalents. A small portion of the Reserve Component may also be invested in the QP Trust.

            In the future, the fund also may determine to allocate a portion of the Reserve Component to other DWS mutual funds or unaffiliated ETFs.

            US GOVERNMENT SECURITIES. The fund's direct investments in US government securities will consist of zero coupon US government securities that are issued by the US Treasury, which may include STRIPS (Separate Trading of Registered Interest and Principal of Securities).


12 | DWS LifeCompass Income Fund

            SECURITIES OF OTHER REGISTERED INVESTMENT COMPANIES. The fund may invest in securities of other registered investment companies, in excess of the limits imposed under the Investment Company Act of 1940 (the "1940 Act"), pursuant to an exemptive order obtained from the SEC. The order generally allows the fund to invest in securities of affiliated DWS mutual funds and securities of unaffiliated ETFs in excess of the 1940 Act limits. The fund currently may invest in shares of DWS Short Duration Plus Fund. The fund intends to invest in securities of ETFs as a means of achieving equity market exposure.

            DWS SHORT DURATION PLUS FUND. DWS Short Duration Plus Fund's investment objective is to provide high income while also seeking to maintain a high degree of stability of shareholders' capital. DWS Short Duration Plus Fund invests in securities of varying maturities and normally seeks to maintain an average portfolio duration of no longer than three years. DWS Short Duration Plus Fund invests, under normal market conditions, at least 65% of its total assets in fixed income securities rated, at the time of purchase, within the top four long-term rating categories by a nationally recognized statistical rating organization (a "NRSRO") (or, if unrated, determined by the Advisor to be of similar quality).


            DWS Short Duration Plus Fund may invest up to 10% of its assets in US dollar-denominated, domestic and foreign below investment-grade fixed income securities (junk bonds) rated in the fifth and sixth long-term rating categories by a NRSRO (or, if unrated, determined by the Advisor to be of similar quality), including those whose issuers are located in countries with new or emerging securities markets.


            In an attempt to enhance returns, DWS Short Duration Plus Fund also employs a global asset allocation strategy, which invests in instruments across domestic and international fixed income and currency markets. When employing this strategy, DWS Short Duration Plus Fund may use various derivatives to attempt to enhance returns.

            QP TRUST. The QP Trust is an unregistered money market fund managed by the Advisor. The QP Trust's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust maintains a dollar-weighted average portfolio maturity of 90 days or less and only purchases


                                               DWS LifeCompass Income Fund  | 13
            investments having remaining maturities of 13 months or less. Investments of the QP Trust must be rated in one of the two highest categories by a NRSRO (or, if unrated, determined by the Advisor to be of similar quality). The Advisor does not charge a fee for managing the QP Trust, although the fund will pay its proportionate share of the expenses of the QP Trust.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


            General product risks

            ALLOCATION RISK. Allocation risk is the risk that the Advisor's proprietary strategy does not produce the desired results due to allocations between the Active Component and the Reserve Component. Investment in the Reserve Component reduces the fund's ability to participate as fully in upward equity market movements and therefore represents potential loss of opportunity compared to a portfolio that is more heavily invested in the equity markets. If the equity markets experience a major decline, the fund's assets may become largely or entirely invested in the Reserve Component. In fact, if the value of the Active Component were to decline significantly (whether within a short period of time, including within a single day, or over a protracted period), a complete and irreversible reallocation to the Reserve Component may occur. In this circumstance, the fund would not participate in any subsequent recovery in the equity markets, and its ability to generate Protected Distributions and maintain the Protected NAV will be impaired.


            The allocation of the fund's assets between the Active Component and the Reserve Component may result in additional transaction costs, such as brokerage commissions. This process can have an adverse effect on the performance of the fund during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the fund, may increase the fund's transaction costs and may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.



14 | DWS LifeCompass Income Fund

            STRATEGY RISK. A principal risk of the fund's dynamic allocation strategy is that a sudden drop in the value of the Active Component reduces the value of the fund's portfolio below the net present value of the Aggregate Protected Amount. In such a case, the strategy may no longer be able to assure the payment of Protected Distributions or Protected Maturity Payments on the Maturity Date. Because the Advisor rebalances assets between the Active Component and the Reserve Component daily, a principal risk of the strategy is a sudden intra-day market drop that occurs before the fund's equity exposure can be reduced.

            DISTRIBUTION RISK. If the fund's investments do not generate sufficient income and capital gains to pay Protected Distributions, distributions will include a return of capital. This distribution policy may, under certain circumstances, have adverse consequences to the fund and its shareholders. In the event that Protected Distributions include returns of capital, the Protected Distribution will decrease the fund's total assets and, therefore, have the likely effect of (i) increasing its expense ratio, as the fund's fixed expenses will become a larger percentage of the fund's average net assets; and (ii) diminishing the fund's ability to generate future income. Returns of capital do not reduce the amount of a Protected Distribution.

            In addition, in order to make such distributions, the fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.


            The federal income tax character of distributions paid by the fund will vary from year-to-year and may vary significantly between the June and December distributions. Protected Distributions may consist of ordinary income, short-term capital gains and, subject to legal limitations, long-term capital gains. To the extent such sources are insufficient to pay Protected Distributions, the shortfall will be paid as a return of capital. Although return of capital distributions generally are not taxable in the current year for federal income tax purposes, they reduce a shareholder's tax basis in his or her shares. If return of capital distributions exceed a shareholder's tax basis in his or her shares, however, the excess is treated as a capital gain from the sale of such shares. In addition, the fund may be required to pay distributions in excess of Protected Distributions to meet requirements of the Code. For example,



                                               DWS LifeCompass Income Fund  | 15
            when market conditions result in significant gains and the fund consequently distributes an amount in excess of Protected Distributions, the fund will not meet its objective of providing distributions of a fixed dollar amount.

            FINANCIAL WARRANTY RISK. The Financial Warranty is designed to protect against certain market risks inherent in the dynamic allocation strategy, particularly intra-day risk. It does not protect against fund or Advisor operational risks or errors of the fund or its agents. The Warranty Agreement places investment limits on the fund, imposes asset coverage requirements and may limit the fund's ability to take certain actions, unless the Warranty Provider consents to such actions. Such provisions may limit the fund's allocation of assets to the Active Component during the life of the fund and/or limit the portfolio managers' ability to respond to changing market conditions. If the fund or the Advisor fail to comply with the terms, conditions and limitations set forth in the Warranty Agreement, including investment limits, the Warranty Provider may cause the fund to allocate all of its assets to a defeasance portfolio (generally consisting of zero coupon US government securities) or terminate the Warranty Agreement. The Financial Warranty terminates upon termination of the Warranty Agreement.


            If the Warranty Agreement is terminated, the fund's Board will take such action as it deems to be in the best interests of the fund, including (i) determining to continue the operation of the fund without the benefit of a financial warranty; (ii) entering into an alternative warranty arrangement, which may include greater costs to the fund; or (iii) electing to terminate the fund early.


            A shareholder's ability to receive a Protected Distribution or the Protected Amount may depend on the financial condition of the Warranty Provider. If the Warranty Provider becomes insolvent or its credit deteriorates substantially, payment under the Financial Warranty may not be made or may become unlikely. In such an event, the fund could take a variety of actions, including replacing the Warranty Provider. In such circumstances, the fund may incur a higher warranty fee or the terms of the new warranty agreement may be less favorable than the current Warranty Agreement.


16 | DWS LifeCompass Income Fund

            EARLY TERMINATION RISK. Early termination risk is the risk that the fund may be terminated and your shares liquidated before the fund's Maturity Date. If the fund were terminated before the Maturity Date, a shareholder would have to locate an alternative investment for his or her assets, which could involve transaction expenses. The fund may terminate early in two cases: (i) at the election of the fund's Board of Trustees (a "Board Early Termination"); or (ii) automatically if either (a) the fund has insufficient assets to pay a Protected Distribution (other than the fund's final Protected Distribution) or (b) the fund's net assets are zero (each, a "Warranty Early Termination"). In the event of a Board Early Termination, you will be entitled to receive the greater of the Accelerated Protected Amount or the then-current NAV per share of the fund as of the Board Early Termination date. The then-current NAV and the Accelerated Protected Amount will be reduced by the Accelerated Financial Warranty Fee. In the event that the fund has insufficient assets to pay the Aggregate Accelerated Protected Amount, the Warranty Provider will be required to contribute sufficient assets to cover any shortfall. In the event of a Warranty Early Termination, you will be entitled to receive the Protected Distribution due on such date, if any, plus the Accelerated Protected Amount (as described below). These amounts would not be reduced by the Accelerated Financial Warranty Fee. For more information regarding early termination, see "The Financial Warranty Agreement" and "Other Policies and Information and Secondary Risks - Additional Information about the Financial Warranty."



            Investment-related risks

            FUTURES CONTRACTS RISK. The use of futures contracts in the manner contemplated by the fund (i.e., for return purposes and not for hedging purposes) allows the fund to leverage its assets because the use of futures contracts allows for substantially more exposure to the stock markets compared to direct investments in common stock. In a futures contract, the fund's outlay (i.e., initial margin required to purchase the contract) is small relative to equity exposure obtained through the contract. While the use of futures contracts held by the fund can magnify gains, it can also magnify losses. These losses can be substantially more than the initial margin. See "Derivatives Risk."


                                               DWS LifeCompass Income Fund  | 17

            ETF RISK. An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or industry sector. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value ("NAV"). In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF. ETFs incur fees and expenses, such as operating expenses, licensing fees, trustee fees and marketing expenses, which are borne proportionately by ETF shareholders, such as the fund. The fund will also incur brokerage costs when purchasing and selling shares of ETFs.


            INVESTMENT COMPANY SECURITIES. Because the fund currently intends to invest in other investment companies, including ETFs, shareholders will incur not only the expenses of the fund, but also a proportionate share of the expenses of the underlying funds held by the fund (including operating costs and, in the case of unaffiliated funds, investment management fees).

            In addition, from time to time, one or more underlying DWS funds may experience relatively large investments or redemptions due to reallocations or rebalancing of the fund or other DWS fund-of-funds. These transactions will affect the underlying funds because underlying funds that experience redemptions as a result of reallocations or rebalancing may have to sell securities and underlying funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the fund's performance to the extent that the underlying funds may be required to sell securities or invest cash at times when they would otherwise not do so. To the extent that participation in the fund-of-funds structure becomes disruptive to the portfolio management of an underlying fund, such underlying fund may discontinue sales to the fund and other DWS funds following a fund-of-funds strategy.

            ZERO COUPON BOND RISK. The market value of a zero coupon bond portfolio generally is more volatile than the market value of a portfolio of fixed income securities with similar maturities that pay interest periodically. In addition, federal income tax law requires that the holder of a zero coupon bond accrue a portion of the discount at which the bond was purchased as taxable income each year, even though the holder receives no


18 | DWS LifeCompass Income Fund
            interest payment on the bond during the year. Because the fund must distribute substantially all of its net income (including non-cash income attributable to zero coupon bonds) to its shareholders each year for federal income tax purposes, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. The fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy such distribution requirements. These actions may reduce the assets to which the fund's expenses could otherwise be allocated and may reduce the fund's rate of return.

            The following risks may apply to DWS LifeCompass Income Fund, DWS Short Duration Plus Fund and the QP Trust. Therefore, in the sections below, the term "fund" refers to DWS LifeCompass Income Fund, DWS Short Duration Plus Fund and the QP Trust, as applicable.



            INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities and may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, reducing the value of such a security.

            CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/ or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt



                                               DWS LifeCompass Income Fund  | 19
            securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

            MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.


            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

            LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects the fund's estimate of its value.


            PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.

            DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended



20 | DWS LifeCompass Income Fund
            effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


            FOREIGN INVESTMENT RISK. To the extent the fund has exposure to companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets so, to the extent the fund invests in emerging markets, it takes on greater risks. The currency of a country in which the fund has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors. The investments of the fund may be subject to foreign withholding taxes.



            THE FINANCIAL WARRANTY AGREEMENT


            To provide greater assurance that shareholders receive the Protected Amount described in this prospectus, the fund has entered into the Warranty Agreement with the Warranty Provider. In accordance with the Warranty Agreement, the Warranty Provider has issued a stand-by letter of credit to the fund, on which the fund may draw up to $1 billion (the Financial Warranty), provided the terms and conditions of the Warranty Agreement satisfied. Unless earlier terminated, the Warranty Agreement and the Financial Warranty will continue in effect until the Maturity Date. The fund and not the fund's shareholders is the holder of the Financial Warranty. The fund's shareholders have no direct rights or claims against the Warranty Provider in the event that the Warranty Provider fails to perform its obligations under the Warranty Agreement.


            The Warranty Agreement imposes specific reporting, monitoring and substantive obligations on the fund, the Advisor and indirectly on the fund's custodian, including investment limitations. Although the parties are generally afforded some opportunity to cure breaches, failure to do so may allow the Warranty Provider to cause the fund to invest all of its assets in a "defeasance portfolio," which will generally consist of zero coupon US government securities, or terminate


                                               DWS LifeCompass Income Fund  | 21
            the Warranty Agreement. The fund has delegated to the Advisor responsibility for developing internal procedures to ensure compliance with the terms of the Warranty Agreement. There is no assurance that such procedures will detect and prevent all breaches of the Warranty Agreement.

            Subject to applicable cure periods, if any, the Warranty Provider generally may cause the fund to invest in a defeasance portfolio upon the occurrence of certain events. These events include, without limitation: (i) any failure to manage the fund in all material respects in accordance with its registration statement, the Warranty Agreement and applicable law; (ii) any change in the investment adviser to the fund without the consent of the Warranty Provider; (iii) a material regulatory event or litigation event with respect to the fund or the Advisor; (iv) the issuance of fund shares with an Aggregate Protected Amount in excess of $1 billion;
            (v) a failure to pay the warranty fee when due; or (vi) the failure to provide continuous reporting.

            In addition, subject to applicable cure periods, if any, the Warranty Provider may terminate the Warranty Agreement and the Financial Warranty prior to the Maturity Date in certain circumstances, including, but not limited to, the following: (i) any failure to manage the fund in all material respects in accordance with its registration statement, if such failure would have an adverse effect on the Warranty Provider; (ii) any change in the investment adviser or the custodian to the fund without the consent of the Warranty Provider; (iii) a failure to invest the fund's assets in a defeasance portfolio; or (iv) certain regulatory events with respect to the fund.


            If the Warranty Agreement is terminated by the Warranty Provider, the fund will not receive the benefit of the Financial Warranty, and shareholders may not receive their Protected Amounts. The Warranty Provider does not have the right to terminate the fund.


            For a more detailed explanation of the events that would allow the Warranty Provider to terminate the Warranty Agreement or force the fund into a defeasance portfolio under the Warranty Agreement or of the investment limitations imposed by the Warranty Agreement, see the Appendix to the fund's Statement of Additional Information. For more information about the risks associated with the Financial Warranty and early termination, see "The Main Risks of Investing in the


22 | DWS LifeCompass Income Fund

            Fund - Financial Warranty Risk" and "Other Policies and Information and Secondary Risks - Additional Information about the Financial Warranty." See also the fund's Statement of Additional Information.



            ADDITIONAL INFORMATION REGARDING THE DISTRIBUTION POLICY

            Before you invest, it is important that you understand the key elements of our distribution policy:

            - Although the fund seeks to pay distributions at a fixed annual amount, Protected Distributions are not guaranteed. The Warranty Provider's obligation to make a payment to the fund is triggered only under the circumstances described herein.


            - The tax character of such distributions may vary significantly and include income, capital gains and return of capital. If the fund's investments do not generate sufficient income and capital gains to pay Protected Distributions, a significant portion of distributions may be return of capital.

            - The fund generally is limited to making one long-term capital gains distribution per year. Capital gains from futures contracts, which are a principal strategy of the fund, are characterized as 60% long-term capital gain and 40% short-term capital gain regardless of the time period held. The fund does not currently intend to seek exemptive relief to allow it to pay long-term capital gains more than once a year. Accordingly, net long-term capital gain distributions, if any, generally will be paid in December.

            - The fund may be required to make Required Tax Distributions. To the extent that the fund pays Required Tax Distributions, such distributions will reduce the amount of the Protected NAV proportionally and, once the Protected NAV has been reduced to zero, future Protected Distributions will be reduced proportionately. If you reinvest the Required Tax Distribution in additional shares, you will receive the same Protected Amount. While your per share Protected NAV will have decreased (and your Protected Distributions may have decreased), the number of shares you own will have increased. For this reason, we strongly recommend that you reinvest all Required Tax Distributions.



                                               DWS LifeCompass Income Fund  | 23

            For more information, see "The Main Risks of Investing in the Fund
            - Distribution Risk" and Appendix B.


            THE FUND'S PERFORMANCE HISTORY


            Since the fund commenced operations on December 20, 2007 performance information is not available for a full calendar year.



24 | DWS LifeCompass Income Fund

HOW MUCH INVESTORS PAY


The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.



FEE TABLE
 SHAREHOLDER FEES, paid directly from
 your investment                                     None
________________________________________________________________________
 ANNUAL OPERATING EXPENSES, deducted from fund assets
________________________________________________________________________
 Management Fee 1                                     0.60%
 Distribution/Service (12b-1) Fee                     None
 Other Expenses 2                                     0.71
 Financial Warranty Fee 3                             0.59

 TOTAL ANNUAL OPERATING EXPENSES                      1.90
 Less Expense Waiver/Reimbursement                    0.40
 NET ANNUAL OPERATING EXPENSES4                       1.50




1 Includes 0.10% administration fee. In the event that all of the fund's assets are completely and irreversibly allocated to the Reserve Component, the fund's 0.60% management fee will decrease to 0.30%.

2 "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.

3 For the purpose of the fee table presentation only, the fund's actual financial warranty fee of 0.585% has been rounded up to 0.59%. In the event that all of the fund's assets are completely and irreversibly allocated to the Reserve Component, the fund's 0.585% financial warranty fee will decrease to 0.30%.

4 Net Annual Operating Expenses include other operating expenses, which are capped at 1.50% for Institutional Class shares through September 30, 2009. The fee cap does not include acquired fund fees and expenses, if any, or extraordinary expenses, brokerage, taxes and interest.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.



EXAMPLE                    1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Institutional Class        $153         $558         $989       $2,190




                                               DWS LifeCompass Income Fund  | 25

OTHER POLICIES AND INFORMATION AND SECONDARY RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

           - Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval.


           - The fund may trade actively. This could raise transaction costs (thus lowering return) and could mean distributions at higher tax rates.



           Additional Information about the Financial
           Warranty


           WARRANTY PROVIDER. The Warranty Provider is Merrill Lynch Bank USA, an industrial bank licensed pursuant to the laws of the State of Utah with a principal place of business in Salt Lake City, Utah. As of August 25, 2008, the long-term unsecured debt obligations of the Warranty Provider had received a credit rating of "A2" from Moody's, "A+" from Fitch and "A+" from Standard & Poor's, each a nationally recognized statistical rating organization.


           Under the Warranty Agreement, the fund will pay to the Warranty Provider a fee at an annual rate equal to 0.585% of the average daily net assets of the fund. In the event that the fund becomes completely and irreversibly invested in the Reserve Component, the fee payable to the Warranty Provider will be reduced to an annual rate of 0.30% of the fund's average daily net assets.

           The Warranty Provider has not participated in the organization of the fund. The Warranty Provider makes no representation regarding the advisability of an investment in the fund. Additional information about the Warranty Provider can be found in the Statement of Additional Information.

           The fund will provide you with a copy of the most recent financial reports of the Warranty Provider, free of charge, upon request. To receive a copy of these reports please contact the fund at the telephone number or write to the fund at the address shown on the outside back cover of this prospectus.


26 | Other Policies and Information and Secondary Risks

           Required Tax Distributions and Extraordinary Expenses - Reduction of Protected NAV and Protected Distributions


           To satisfy requirements of the Code and generally to avoid any fund-level federal income or excise taxes, the fund may determine that its year-end distribution must be greater than its normal Protected Distribution amount and/or that it must pay additional distributions. Such distributions in excess of the normal Protected Distribution amount are referred to as "Required Tax Distributions." Required Tax Distributions, if any, will normally occur in December or at such other times as may be necessary to avoid the imposition of federal income or excise tax on the fund. The total Required Tax Distributions generally will be equal to the sum of any net investment income received plus net short-term realized capital gains (less any net long-term capital loss for the year) and net long-term realized capital gains (less any net long-term capital loss for the year), if any, above the Protected Distribution amount.



           To the extent the fund makes Required Tax Distributions in a particular year, such distributions will reduce the Protected NAV. Unless you immediately reinvest all Required Tax Distributions by purchasing additional fund shares, your Protected Maturity Payment on the Maturity Date will be reduced. For this reason, it is recommended that shareholders reinvest all Required Tax Distributions. Once the Protected NAV has been reduced to zero, to the extent the fund makes a subsequent Required Tax Distribution in a particular year, such Required Tax Distribution will reduce future Protected Distributions. See "Appendix B" for examples illustrating the effect of Required Tax Distributions.

           In addition, to the extent the fund incurs extraordinary expenses, such expenses will, as specified in the Warranty Agreement, reduce the Protected NAV. If the fund incurs additional extraordinary expenses after the Protected NAV has been reduced to zero, such expenses will, as specified in the Warranty Agreement, reduce future Protected Distributions. Examples of extraordinary expenses include legal fees or other costs of litigating a claim brought against the fund and income and/or excise taxes incurred by the fund.


                        Other Policies and Information and Secondary Risks  | 27

           Maturity Date and Early Termination


           OPTIONS ON THE MATURITY DATE. The Board may, at the recommendation of the Advisor, elect to (i) continue the operation of the fund after the Maturity Date without the benefit of a Protected Distribution/Protected NAV feature; (ii) continue the operation of the fund by setting a new Maturity Date with a Protected Distribution/Protected NAV feature; (iii) terminate the fund as of the Maturity Date; or (iv) take any other actions the Board determines is in the best interests of the fund. The Board may take any of these actions without shareholder approval, unless otherwise required by law. You will receive notice of your options at least sixty (60) days before the Maturity Date. In all cases, you will have the right to redeem your shares on the Maturity Date for cash at the greater of the fund's then-current NAV per share on the Maturity Date or the Protected NAV per share (assuming the Advisor's allocation strategy is successful or the Financial Warranty is still in effect). If you elect to continue your investment in the fund after the Maturity Date, the Warranty Provider will contribute sufficient assets to the fund, if necessary, to ensure the per share value of your account is at least equal to your Protected Amount. After making any required payments under the Warranty Agreement, the Warranty Provider is under no further obligation to make payments to the fund. The Warranty Provider may or may not issue a new financial warranty to the fund after the Maturity Date and is under no present obligation to do so.

           You may also exchange your shares into another DWS fund on the Maturity Date. Please keep in mind that an exchange is a taxable event for federal income tax purposes, and you may be subject to a sales charge of the fund you exchange into.

           EARLY TERMINATION - BOARD EARLY TERMINATION. The Board may terminate the fund if: (i) the Board determines that the fund's asset size is not economically viable; (ii) the fund becomes irreversibly allocated to the Reserve Component; (iii) the fund's Advisor resigns or is terminated and the Board determines that a replacement investment advisor will not be appointed; or (iv) the Board determines that it is otherwise in the best interests of the fund to terminate the fund. In the event of a Board Early Termination, you will be entitled to redeem your shares on the early termination date at the greater of the then-current NAV or the Accelerated Protected Amount. For a Board Early Termination, when the fund calculates its NAV and Accelerated Protected Amount as of the early termination date, each amount



28 | Other Policies and Information and Secondary Risks
           will be reduced by the Accelerated Financial Warranty Fee (see "The Fund's Main Investment Strategy - The Protected Amount"). The Warranty Provider cannot terminate the fund. Although, under certain circumstances, the Warranty Provider may terminate the fund's Financial Warranty or cause the fund to allocate all of its assets to the Reserve Component.


           The Accelerated Protected Amount is equal to the net present value of the fund's Protected NAV and all future Protected Distributions. When calculating the Accelerated Protected Amount in the event of a Board Early Termination, the net present value of the Protected NAV and the future Protected Distributions will be calculated using a discount factor based on the yield of a zero coupon bond maturing on the relevant payment date or Maturity Date, as applicable, the yield of which is consistent with LIBOR expressed in US dollars as of the date of determination. Because the computation accounts for the time value of money, the Accelerated Protected Amount will be less than the Protected NAV plus all future Protected Distributions and may be less than the current NAV per share of the fund. The Accelerated Protected Amount also may be less than what you paid to purchase your shares. Generally, the longer the time remaining to the Maturity Date, the greater the discount of the Accelerated Protected Amount to the Protected NAV plus all future Protected Distributions. In the event that the fund has insufficient assets to pay the Aggregate Accelerated Protected Amount (which is, collectively, the Accelerated Protected Amount of each class of fund shares times the number of shares outstanding of that class on the early termination date), the Warranty Provider will be required to contribute sufficient assets to cover any shortfall, up to the limits of the Financial Warranty.

           EARLY TERMINATION - WARRANTY EARLY TERMINATION. The fund will automatically terminate if the fund has insufficient assets to pay a Protected Distribution on a payment date other than the Maturity Date or the fund's net assets equal zero. In the event of a Warranty Early Termination, you will be entitled to receive the Protected Distribution owed on such date, if any, plus the Accelerated Protected Amount (calculated as described above), which amount will not be reduced by the Accelerated Financial Warranty Fee. Because the fund will have insufficient assets to pay the Aggregate Accelerated Protected Amount, the Warranty Provider will be required to contribute sufficient assets to cover the shortfall, up to the limits of the Financial Warranty.


                        Other Policies and Information and Secondary Risks  | 29

           You will receive at least 60 days' prior written notice of an early termination. If a notice of termination is declared for the fund, the fund will cease selling shares to new shareholders. The notice will include information on the Accelerated Protected Amount and the date your shares are expected to be redeemed.


           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


           Keep in mind that there is no assurance that the fund will achieve its objective.

           A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


30 | Who Manages and Oversees the Fund

           DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

           MANAGEMENT FEE. The Advisor will receive a management fee from the fund.

           The fund pays the Advisor under the investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.60% of the fund's average daily net assets. In the event that the fund becomes completely and irreversibly invested in the Reserve Component, the Advisor has contractually agreed to reduce its fee to an annual rate of 0.30% of the fund's average daily net assets for the remainder of the warranty period. Additionally, in such an event, the financial warranty fee under the Warranty Agreement will be reduced to an annual rate of 0.30% of the fund's average daily net assets.


           A discussion regarding the basis for the Board's approval of the fund's investment management agreement is contained in the fund's shareholder report for the annual period ended April 30 (see "Shareholder reports" on the back cover).


           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor for providing most of the fund's administrative services. The fee is paid at an annual rate of 0.10% of the average daily net assets of the fund.


                                         Who Manages and Oversees the Fund  | 31

Portfolio management

The fund is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. The portfolio managers' responsibilities include making purchase and sale decisions, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the fund.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
- Global Head of Quantitative Strategies Portfolio Management: New York.
- Joined the fund in 2007.
- BS, The Wharton School, University of Pennsylvania.

Inna Okounkova
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate Portfolio Manager in 2001.
- Global Asset Allocation Portfolio Manager: New York.
- Joined the fund in 2007.
- BS, MS, Moscow State University; MBA, University of Chicago.

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
- Portfolio Manager for Retail Mortgage Backed Securities: New York.
- Joined the fund in 2007.
- BIS, University of Minnesota.


The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.



32 | Who Manages and Oversees the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).

DWS LifeCompass Income Fund - Institutional Class




YEAR ENDED APRIL 30,                                      2008a
-----------------------------------------------------------------------
SELECTED PER SHARE DATA
-----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $  10.00
-------------------------------------------------      --------
Income (loss) from investment operations:
  Net investment income b                                   .06
_________________________________________________      ________
  Net realized and unrealized gain (loss)                (  .21)
-------------------------------------------------      --------
  TOTAL FROM INVESTMENT OPERATIONS                       (  .15)
_________________________________________________      ________
Less distributions from:
  Net investment income                                  (  .01)
_________________________________________________      ________
NET ASSET VALUE, END OF PERIOD                         $   9.84
-------------------------------------------------      --------
Total Return (%)c                                        ( 1.60)**
-------------------------------------------------      --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------
Net assets, end of period ($ millions)                       22
_________________________________________________      ________
Ratio of expenses before expense reductions (%)            2.25*
_________________________________________________      ________
Ratio of expenses after expense reductions (%)             1.50*
_________________________________________________      ________
Ratio of net investment income (%)                         1.54*
_________________________________________________      ________
Portfolio turnover rate (%)                                  17**
-------------------------------------------------      --------




a For the period from December 20, 2007 (commencement of operations) to April 30, 2008.

b    Based on average shares outstanding during the period.

c    Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized


                                                      Financial Highlights  | 33

HOW TO INVEST IN THE FUND
THE FOLLOWING PAGES TELL YOU HOW TO INVEST IN THE FUND AND WHAT TO EXPECT AS A SHAREHOLDER. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Investments, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.


You can find out more about the topics covered here by speaking with your FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR OTHER INVESTMENT PROVIDER.

Buying and Selling INSTITUTIONAL CLASS Shares



           You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to place and pay for your order. Your financial advisor may also receive compensation from the Advisor and/or its affiliates. For more information, please see "Financial intermediary support payments."

           You may also buy Institutional Class shares by sending your check (along with a completed account application) directly to DWS Investments Service Company (the "transfer agent"). Your purchase order may not be accepted if the fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the fund's shareholders.



           Eligibility requirements

           You may buy Institutional Class shares if you are any of the following:

           - An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

           -  An employee benefit plan with assets of at least $50 million.

           - A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

           -  A client of the private banking division of Deutsche Bank AG.

           - A current or former director or trustee of the Deutsche or DWS mutual funds.

           - An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares in the funds.


           Investment minimum

           Your initial investment must be for at least $1,000,000. There are no minimum subsequent investment requirements.

           The minimum initial investment is waived for:

                             Buying and Selling Institutional Class Shares  | 35

           - Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement.


           - Investment advisory affiliates of Deutsche Bank Securities, Inc., DWS funds or Deutsche funds purchasing shares for the accounts of their investment advisory clients.

           -  Employee benefit plans with assets of at least $50 million.

           -  Clients of the private banking division of Deutsche Bank AG.

           - Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.


           - A current or former director or trustee of the Deutsche or DWS funds.

           - An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds.



           - Registered investment advisors who trade through platforms approved by the Advisor and whose client assets in the aggregate meet or, in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.



           - Employee benefit plan platforms approved by the Advisor that invest in the fund through an omnibus account, and that meet or, in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.

           The fund reserves the right to modify the above eligibility requirements and investment minimum at any time. In addition, the fund, in its discretion, may waive the minimum initial investment for specific employee benefit plans (or family of plans) whose aggregate investment in Institutional Class shares of the fund equals or exceeds the minimum initial investment amount but where a particular account or program may not on its own meet such minimum amount.



           How to contact the transfer agent


  BY PHONE:       (800) 730-1313

36 | Buying and Selling Institutional Class Shares

  FIRST INVESTMENTS        DWS Investments Service Company
  BY MAIL:                P.O. Box 219210
                          Kansas City, MO 64121-9210
  ADDITIONAL               DWS Investments Service Company
  INVESTMENTS BY          P.O. Box 219210
  MAIL:                   Kansas City, MO 64121-9210
  BY OVERNIGHT MAIL:       DWS Investments Service Company
                          210 West 10th Street
                          Kansas City, MO 64105-1614



           You can reach the automated information line, 24 hours a day, 7 days a week by calling (800) 621-1048.



           How to open your account



  MAIL:              Complete and sign the account application that
                     accompanies this prospectus. (You may obtain
                     additional applications by calling the transfer agent.)
                     Mail the completed application along with a check
                     payable to the fund you have selected to the transfer
                     agent. Be sure to include the fund number. The
                     applicable addresses are shown under "How to
                     contact the transfer agent."
  WIRE:              Call the transfer agent to set up a wire account.
  FUND NAME AND      Please use the complete fund name. Refer to the
  FUND NUMBER:       start of "The Fund's Main Investment Strategy" above
                     for the fund number.




           Please note that your account cannot become activated until we receive a completed account application.



           How to BUY and SELL shares

           MAIL:


           BUYING: Send your check, payable to the fund you have selected, to the transfer agent. Be sure to include the fund number and your account number on your check. If you are investing in more than one fund, make your check payable to "DWS Investments" and include your account number, the names and numbers of each fund you have selected, and the dollar amount or percentage you would like invested in each fund. Mailing addresses are shown under "How to contact the transfer agent."

           SELLING: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. In certain circumstances, a



                             Buying and Selling Institutional Class Shares | 37 signature guarantee may be required to sell shares of the fund by mail. For information about a signature guarantee, see "Signature Guarantee." Unless exchanging into another DWS fund, you must submit a written authorization to sell shares in a retirement account.


           WIRE:


           BUYING: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call Institutional Investment Services at (800) 730-1313 to notify us in advance of a wire transfer purchase. After you inform Institutional Investment Services of the amount of your purchase, you will receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day following your purchase. If your wire is not received by 4:00 p.m. Eastern time on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.




  BANK NAME:        State Street Kansas City
  ROUTING NO:       101003621
  ATTN:             DWS Investments
  DDA NO:           751-069-1
  FBO:              (Account name) (Account number)
  CREDIT:           (Fund name, Fund number and, if applicable, class
                     name) (see "How to open your account")



           Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times.


           SELLING: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or Institutional Investment Services at (800) 730-1313. After you inform Institutional



38 | Buying and Selling Institutional Class Shares

           Investment Services of the amount of your redemption, you will receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.


           TELEPHONE TRANSACTIONS:


           You may place orders to buy and sell over the phone by calling your financial advisor or Institutional Investment Services at (800) 730-1313. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional shares of another DWS fund by calling the transfer agent.

           You may make regular investments from a bank checking account. For more information on setting up an automatic investment plan or payroll investment plan, call Institutional Investment Services at
           (800) 730-1313.



           Financial intermediary support payments


           The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected financial advisors in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial



                             Buying and Selling Institutional Class Shares | 39 advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .10% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to


40 | Buying and Selling Institutional Class Shares
           retirement plans that obtain record keeping services from ADP, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


POLICIES YOU SHOULD KNOW ABOUT

           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.


                                            Policies You Should Know About  | 41

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.


           Policies about transactions

           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.


42 | Policies You Should Know About

           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in the fund.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


           SUB-MINIMUM BALANCES. The fund may redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000,000 ($250,000 for shareholders with existing accounts prior to August 13, 2004) for any reason.


           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


           The fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of



                                            Policies You Should Know About  | 43
           roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


           Shareholders are limited to four roundtrip transactions in the same DWS Fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS Fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS Fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS Fund are not affected by the four roundtrip transaction limitation.

           The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified funds-of-funds.


           In certain circumstances where shareholders hold shares of the fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS Funds' policy, may permit certain transactions not permitted by the DWS Funds' policies, or prohibit transactions not subject to the DWS Funds' policies.

           The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain financial intermediaries may have contractual, legal or


44 | Policies You Should Know About
           operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

           In addition, if the fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


           The fund's market timing policies and procedures may be modified or terminated at any time.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY CALLING (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Investments.


           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 730-1313.





THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Investments Web site can be a valuable resource for shareholders with Internet access. Go to WWW.DWS-INVESTMENTS.COM to get up-to-date information, review balances or even place orders for exchanges.




                                            Policies You Should Know About  | 45

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Institutional Investment Services at (800) 730-1313 at a later date.


           Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           THE FUND DOES NOT ISSUE SHARE CERTIFICATES.

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.


           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check drawn on a US bank, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that the fund does not accept payment in the following forms: cash, money orders, traveler's checks, starter checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. In addition, the fund generally does not accept third party checks. A third party check is any check not made payable directly to DWS Investments, except for any check payable to you from one of your other DWS accounts. Under certain circumstances, the fund may accept a third party check (i) for retirement plan contributions, asset transfers and rollovers, (ii) as contributions into Uniform Gift to Minors Act/Uniform Transfers to Minors Act accounts, (iii) payable from acceptable US and state government agencies, and (iv) from other DWS funds (such as a redemption or dividend check) for investment only in a similarly registered account. Subject to the foregoing, checks should normally be payable to DWS Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check.



46 | Policies You Should Know About

           IF YOU PAY FOR SHARES BY CHECK and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 730-1313 or contact your financial advisor for more information.


           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system. The fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940.






THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.









                                            Policies You Should Know About  | 47

           Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings;
           2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING



           The price at which you buy and sell shares is based on the NAV per share next calculated after the order is received by the transfer agent.

           FOR THE UNDERLYING FUNDS IN WHICH THE FUND INVESTS, WE USE THE NAV OF THE UNDERLYING FUNDS. FOR OTHER SECURITIES, WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value



48 | Policies You Should Know About
           determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

           TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)


           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time


           - withhold a portion of your distributions and redemption proceeds for federal income tax purposes if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications including certification that you are not subject to backup withholding


           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason

           - refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law


                                            Policies You Should Know About  | 49

           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability


           - pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

           - change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)


UNDERSTANDING DISTRIBUTIONS AND TAXES


           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.)

           The fund declares and pays distributions in June and December. Dividends or distributions declared by the fund to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

           If you purchase shares just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for federal income tax purposes, even though you may not have participated in the increase in the net asset value of the fund, regardless of whether you reinvest your dividends. To avoid "buying a dividend", check the fund's distribution dates before you invest.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.



50 | Understanding Distributions and Taxes

           For federal income tax purposes, income and capital gains distributions are generally taxable. However, dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws generally will not be taxable. Similarly, there generally will be no federal income tax consequences when a qualified retirement plan buys or sells fund shares.


           You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account, all sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For employee-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.


           Buying, selling or exchanging fund shares will usually have tax consequences for you (except in employer-sponsored qualified plans, IRAs or other tax advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.


           The fund has a policy, which may be modified at any time by the Board, of paying the Protected Distribution (i.e., $0.825 per share in two semi-annual payments of $0.4125 per share). This policy permits shareholders to realize a predictable level of cash flow with respect to their shares without having to sell their shares.


           To avoid any fund-level federal income or excise taxes, the fund anticipates making a special distribution in December 2007. Such distribution will not be considered a Protected Distribution and will have no effect on the fund's Protected NAV or future Protected Distributions.

           Protected Distributions will be paid from net income and net capital gains. Under normal circumstances, the fund intends to distribute net long-term capital gains, if any, in December of each year. If, for any calendar year, the Protected Distribution amount exceeds the fund's current and accumulated earnings and profits, the excess will be treated as a tax-free return of


                                     Understanding Distributions and Taxes  | 51
           capital up to the amount of the shareholder's tax basis in its shares. Any amount in excess of such basis shall be treated as gain from the sale of shares. Subject to the conditions of the Warranty Agreement, in the event that the fund's assets are insufficient to pay a Protected Distribution, the Warranty Provider will pay to the fund an amount sufficient to allow the fund to pay shareholders the Protected Distribution due that date plus the Aggregate Accelerated Protected Amount.

           The federal income tax status of the fund's earnings you receive and your own fund transactions generally depend on their type:



GENERALLY TAXED AT LONG-TERM                   GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                            INCOME RATES:
DISTRIBUTIONS FROM THE FUND
THAT CONSIST OF
- gains from the sale of                       -  gains from the sale of
  securities held by the fund for                 securities held by the fund for
  more than one year (and 60%                     one year or less (and 40% of
  of any gain on certain futures                  any gain on certain futures
  contracts regardless of the                     contracts regardless of the
  fund's holding period)                          fund's holding period)
- qualified dividend income (for              -  all other taxable income
  taxable year beginning before
  January 1, 2011)

TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund                      -  gains from selling fund
  shares held for more than                       shares held for one year or
  one year                                        less



           The federal income tax treatment of any payment made by the Warranty Provider to the fund is uncertain. The fund may take the position that its right to receive payment under the Warranty Agreement is itself a capital asset and that the payment in termination of this right gives rise to capital gain rather than to ordinary income, although the Internal Revenue Service may disagree with this position.

           Any investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or


52 | Understanding Distributions and Taxes
           accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively impacted.

           To the extent that the fund invests in certain debt obligations, investments in these obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

           The fund's transactions in broad-based equity index futures contracts, exchange traded options on such indices and certain other futures contracts are generally considered "Section 1256 contracts" for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as sixty percent long-term capital gain or loss and forty percent short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted above, distributions of net short-term capital gain are taxable to you as ordinary income while distributions of long-term capital gain are taxable to you as long-term capital gain, regardless of how long you have held your shares of the fund.

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal income purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply. It is not expected that a substantial portion of the fund's dividends will be designated as qualified dividend income.


                                     Understanding Distributions and Taxes  | 53

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been reduced to 15%. For more information see the Statement of Additional Information, under "Federal Income Taxes".


           The federal income tax character of distributions paid by the fund will be determined after the end of the fund's taxable year. The fund will send you detailed federal income tax information every January. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.


           Corporations are taxed at the same rates on ordinary income and capital gains, but may be eligible for a dividends received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met.


           It is not expected that a substantial portion of the fund's dividends will be eligible for the dividends received deduction.

           The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund.


54 | Understanding Distributions and Taxes

APPENDIX A
--------------------------------------------------------------------------------
           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables do not reflect redemption fees, if any, which may be payable upon redemption. If redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


                                                                Appendix A  | 55

               DWS LifeCompass Income Fund - Institutional Class




              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.50%              3.50%       $ 10,350.00        $   152.63
   2           10.25%        1.90%              6.71%       $ 10,670.85        $   199.70
   3           15.76%        1.90%             10.02%       $ 11,001.65        $   205.89
   4           21.55%        1.90%             13.43%       $ 11,342.70        $   212.27
   5           27.63%        1.90%             16.94%       $ 11,694.32        $   218.85
   6           34.01%        1.90%             20.57%       $ 12,056.84        $   225.64
   7           40.71%        1.90%             24.31%       $ 12,430.61        $   232.63
   8           47.75%        1.90%             28.16%       $ 12,815.96        $   239.84
   9           55.13%        1.90%             32.13%       $ 13,213.25        $   247.28
  10           62.89%        1.90%             36.23%       $ 13,622.86        $   254.94
  TOTAL                                                                        $ 2,189.67




56 | Appendix A

APPENDIX B
--------------------------------------------------------------------------------

           Impact of Required Tax Distributions and returns of capital



           Required Tax Distributions will reduce the Protected NAV; however, if Required Tax Distributions are immediately reinvested in additional shares, your Protected Maturity Payment will remain unchanged because you will own more shares.

           SCENARIO 1A in the table illustrates a scenario where there are Required Tax Distributions that you immediately reinvest. As a result, your Protected Maturity Payment remains the same.


           SCENARIO 1B in the table illustrates the same scenario as Scenario 1 except that you do not reinvest the Required Tax Distributions you received. In this example, note that your Protected Maturity Payment goes down because you did not immediately reinvest all Required Tax Distributions.

           SCENARIO 2 in the table illustrates a different scenario where there is a return of capital. In this example, note that your market value at the end of the year goes down as does your cost basis because a portion of your initial investment was returned to you.*


           Each scenario below is strictly hypothetical and assumes income and capital gain amounts and a rate of return that may or may not be achieved by the fund.


                                                                Appendix B  | 57

                                     SCENARIO 1A        SCENARIO 1B
                                     REQUIRED TAX       REQUIRED TAX
                                    DISTRIBUTIONS      DISTRIBUTIONS        SCENARIO 2
                                     IMMEDIATELY            NOT             RETURN OF
                                      REINVESTED         REINVESTED          CAPITAL
 Initial Investment                $1,000,000         $1,000,000         $1,000,000
_______________________________    __________         __________         __________
 Number of Shares
 Owned                                100,000            100,000           100,000
_______________________________    __________         __________         __________
 Protected NAV                     $   1.75           $   1.75           $   1.75
_______________________________    __________         __________         __________
 Protected Maturity Payment        $  175,000         $  175,000         $ 175,000
_______________________________    __________         __________         __________
 Fund Values (per share):
  Initial NAV                      $  10.00           $  10.00           $  10.00
_______________________________    __________         __________         __________
  Year 1 Protected
  Distribution                     $   0.825          $   0.825          $   0.825
_______________________________    __________         __________         __________
  Year 1 Income                    $   0.955          $   0.955          $   0.635
_______________________________    __________         __________         __________
  Year 1 Capital Gains             $   0.105          $   0.105          $   0.00
_______________________________    __________         __________         __________
  Year 1 Return of Capital         $   0.00           $   0.00           $   0.190
_______________________________    __________         __________         __________
  Year 1 Total Distribution
  Received                         $   1.06           $   1.06           $   0.825
_______________________________    __________         __________         __________
  Required Tax Distribution*       $   0.235          $   0.235                  -
_______________________________    __________         __________         __________
  NAV prior to distribution
  (Beginning NAV + Income +
  Capital)*                        $  11.06           $  11.06           $  10.635
_______________________________    __________         __________         __________
  NAV after distribution           $  10.00           $  10.00           $   9.81
_______________________________    __________         __________         __________
 Cash received (based on
 total shares owned)
_______________________________    __________         __________         __________
  Net Investment Income            $   95,500         $   95,500         $  63,500
_______________________________    __________         __________         __________
  Return of Capital                         -                  -         $  19,000
_______________________________    __________         __________         __________
  Capital Gains                    $   10,500         $   10,500                 -
_______________________________    __________         __________         __________
 Number of shares received
 from reinvestment of Required
 Tax Distribution (see detail
 calculation #1 below)                  2,350                  -                 -
_______________________________    __________         __________         __________
 Year 2 Adjusted Protected
 NAV per share (see detail
 calculation #2 below)*            $   1.7098         $   1.7098         $   1.75
_______________________________    __________         __________         __________
 New Number of Shares
 Owned                                102,350            100,000           100,000
_______________________________    __________         __________         __________
 Expected Shareholder
 Aggregate Target
 distribution in year 2            $   84,439         $   82,500         $  82,500
_______________________________    __________         __________         __________
 Protected Maturity Payment        $  175,000         $  170,980         $ 175,000
_______________________________    __________         __________         __________
 Cost Basis of Share -
 (maintained by shareholder)       $1,023,500         $1,000,000         $ 981,000
_______________________________    __________         __________         __________

58 | Appendix B

                           SCENARIO 1A        SCENARIO 1B
                           REQUIRED TAX       REQUIRED TAX
                          DISTRIBUTIONS      DISTRIBUTIONS      SCENARIO 2
                           IMMEDIATELY            NOT           RETURN OF
                            REINVESTED         REINVESTED        CAPITAL
 Market Value at end
 of year 1*              $1,023,500         $1,000,000         $981,000
_____________________    __________         __________         ________
 Unrealized Gain*                 -                  -                -
---------------------    ----------         ----------         --------


 * Unrealized capital gains or losses, which also effect the NAV and the market value of your investment, are not shown in these scenarios since they do not otherwise affect the distribution calculations.


1 SHARES REINVESTED CALCULATION: Required Tax Distribution/NAV after distribution = 23,500/$10.00 = 2,350 shares


2    ADJUSTED PROTECTED NAV CALCULATION


 As described in the Prospectus, Required Tax Distributions result in a reduction of the Protected NAV.


 The adjusted Protected NAV equals the then-current Protected NAV ($1.75) divided by 1 plus the Required Tax Distribution ($0.235) divided by the NAV per share after the Required Tax Distribution ($10.00): $1.75000/[1 + ($0.2350/$10.00)] = $1.7098.


                                                                Appendix B  | 59

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, call (800) 730-1313, or contact DWS Investments at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS INVESTMENTS      SEC                     DISTRIBUTOR
-----------------    --------------------    ------------------------------
PO Box 219210        100 F Street, N.E.      DWS Investments Distributors,
Kansas City, MO      Washington, D.C.        Inc.
64121-9210           20549-0102              222 South Riverside Plaza
WWW.DWS-             WWW.SEC.GOV             Chicago, IL 60606-5808
INVESTMENTS.COM      (800) SEC-0330          (800) 621-1148
(800) 730-1313




SEC FILE NUMBER:
DWS Target Fund         DWS LifeCompass Income Fund    811-6071





(09/01/08) DLCIF-1-IN
PRINTED ON RECYCLE PAPER                                  [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

                               SEPTEMBER 1, 2008








                                   PROSPECTUS
                              ------------------
                                    CLASS S

                          DWS LIFECOMPASS INCOME FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

CONTENTS





HOW THE FUND WORKS

  4      The Fund's Main Investment
         Strategy
 14      The Main Risks of Investing in
         the Fund
 21      The Financial Warranty
         Agreement
 23      Additional Information
         Regarding the Distribution
         Policy
 24      The Fund's Performance
         History
 25      How Much Investors Pay
 26      Other Policies and Information
         and Secondary Risks
 30      Who Manages and Oversees
         the Fund
 33      Financial Highlights


HOW TO INVEST IN THE FUND

 35      How to Buy Class S Shares
 36      How to Exchange or Sell
         Class S Shares
 39      Policies You Should Know
         About
 49      Understanding Distributions
         and Taxes
 54      Appendix A
 56      Appendix B

HOW THE FUND WORKS


On the next few pages, you'll find information about the fund's investment objective, the main strategies it uses to pursue that objective and the main risks that could affect performance.


Whether you are considering investing in the fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.


CLASS S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with the fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.


Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.


You can find DWS prospectuses on the Internet at WWW.DWS-INVESTMENTS.COM (the Web site does not form a part of this prospectus).

                                     Class S
  ticker symbol                      INCSX
    fund number                      2040

    DWS LIFECOMPASS INCOME FUND



            THE FUND'S MAIN INVESTMENT STRATEGY


            The Fund's Investment Goal

            DWS LifeCompass Income Fund seeks to provide regular distributions at a fixed dollar amount as its primary objective. The fund seeks capital preservation as a secondary objective.

            The fund seeks to achieve its objectives over an approximate ten year investment horizon and is designed for long-term investors that have a similar investment horizon. The fund's maturity date is December 15, 2017 (the "Maturity Date"). There is no assurance that the fund will achieve its objectives.

            The fund will continuously offer its shares through the Maturity Date, unless the fund's Board of Trustees determines it is in the fund's best interest to discontinue sales, or additional sales are not permitted under the fund's financial warranty agreement described below.


            Distribution Policy

            The fund's primary goal is to provide regular distributions to shareholders through the Maturity Date in a fixed amount equal to an annual rate of 8.25% of the fund's net asset value ("NAV") on its inception date ($0.825 per share for a $10.00 initial NAV). The fund expects to declare and pay distributions semi-annually in equal installments ($0.4125 per share) in June and December, subject to the adjustments described below ("Protected Distributions").

            Under normal circumstances, the fund does not expect to change its distribution policy or the target distribution rate over its life, even if the fund's NAV increases or decreases.

            If the fund's investment strategy does not generate sufficient income and capital gains to pay the Protected Distributions, a portion of the distributions will constitute a return of capital to shareholders. Distributions that constitute a return of capital


4 | DWS LifeCompass Income Fund
            will diminish the assets of the fund. The federal income tax character of the June and December distributions may vary significantly. In particular, it is expected that long-term capital gains would generally be paid once a year in December.
            Additionally, the fund may be required to make distributions in excess of the Protected Distributions to satisfy requirements of the Internal Revenue Code of 1986, as amended (the "Code"), and generally to avoid any fund-level federal income or excise taxes ("Required Tax Distributions"). Required Tax Distributions will first reduce the fund's Protected NAV (as described below) and, once the Protected NAV has been reduced to zero, will next reduce future Protected Distributions. See "Required Tax Distributions and Extraordinary Expenses - Reduction of Protected NAV and Protected Distributions," "Distribution Risk" and "Understanding
            Distributions and Taxes."


            See Appendix B at the back of this prospectus for an example illustrating the effects of a Required Tax Distribution and a return of capital.


            The Protected NAV and the Protected Maturity Payment

            In addition to its Protected Distribution feature, the fund also offers a limited protected NAV feature. Specifically, shareholders who remain in the fund through the Maturity Date will be able to redeem their shares at the higher of 17.5% of the fund's NAV per share on its inception date ($1.75), subject to the adjustments described below (the "Protected NAV"), or the then current NAV. The Protected NAV times the number of shares you hold on the Maturity Date is your "Protected Maturity Payment." As noted above, Required Tax Distributions will reduce the Protected NAV. Accordingly, your Protected Maturity Payment will decrease following any Required Tax Distribution if you elect to receive such Required Tax Distribution in cash. See "Required Tax Distributions and Extraordinary Expenses
            - Reduction of Protected NAV and Protected Distributions."

            Should you redeem your shares on the Maturity Date, your shares will be redeemed at the greater of: (i) the NAV per share on the Maturity Date, or (ii) the Protected NAV per share. Should you redeem or exchange your shares before the Maturity Date, you will receive the then-current NAV. Only shareholders who hold their shares on the Maturity Date benefit from the Protected NAV feature.



                                                DWS LifeCompass Income Fund  | 5

            The fund also seeks to return to shareholders who hold shares through the Maturity Date a per share NAV at least equal to the fund's initial NAV ($10.00). While the fund will seek to pay an amount higher than the Protected NAV, it does not promise to do so.



            The Protected Amount


            The fund seeks to provide shareholders who hold shares over the life of the fund with semi-annual distributions in a cumulative dollar amount of $8.25 per share (twenty semi-annual payments of $0.4125 per share over the fund's ten year investment horizon) and at least the Protected NAV of $1.75 per share. On any given date during the life of the fund, the combined amount (on a per share basis) of any remaining Protected Distributions and the Protected NAV equals the "Protected Amount." Because the Protected Amount reflects the remaining Protected Distributions as of a particular date, it will decrease over the life of the fund as distributions are made. The "Aggregate Protected Amount," as of a particular date, is, collectively, the Protected Amount of each class of fund shares times the number of shares outstanding of that class on that date.


            Example. Assuming that no Required Tax Distributions have been made, after the completion of five years, the Protected Amount will be $5.875 per share (i.e., the Protected NAV of $1.75 per share and ten remaining Protected Distributions at $0.4125 per share each).


            The fund has entered into a Financial Warranty Agreement (the "Warranty Agreement") with Merrill Lynch Bank USA (the "Warranty Provider"), pursuant to which the Warranty Provider has issued a stand-by letter of credit to the fund, on which the fund may draw up to $1 billion (the "Financial Warranty"), provided the terms and conditions of the Warranty Agreement are satisfied. The Financial Warranty is designed to protect the fund against certain market risks of the fund's dynamic asset allocation strategy. Accordingly, the terms, conditions and limits of the Warranty Agreement are intended to ensure that the risk profile of the fund does not change during the warranty period and that the Warranty Provider does not assume any risks other than those contemplated in the Warranty Agreement. See "The Financial Warranty Agreement."



6 | DWS LifeCompass Income Fund

            The Warranty Provider is obligated to make a payment to the fund if there is a shortfall between the fund's aggregate net assets and Aggregate Protected Amount on the Maturity Date. The Warranty Provider is also obligated to make payments to the fund if there is a shortfall between the fund's aggregate net assets and the amount required for a Protected Distribution on a payment date.

            If there is a shortfall on the payment date of a Protected Distribution, other than the Maturity Date, then the fund will be terminated and shareholders as of the payment date will be entitled to receive the Protected Distribution owed on that day and the Accelerated Protected Amount as described below.

            The fund may not draw on the Financial Warranty more than one time and may not draw on the Financial Warranty prior to the Maturity Date, unless the fund is terminated.


            Example. On the date of the fund's nineteenth semi-annual payment, the fund's net assets equal $0.400 per share and a Protected Distribution of $0.4125 per share is due. The fund will be terminated and shareholders can expect to receive the Protected Distribution of $0.4125 due on such date plus the Accelerated Protected Amount, which will be calculated based upon a Protected Amount of $2.1625 (the Protected NAV of $1.75 per share and the last Protected Distribution of $0.4125 per share). This example assumes that no Required Tax Distributions have been made.


            The Financial Warranty covers issued and outstanding shares having an Aggregate Protected Amount of up to $1 billion. If the Aggregate Protected Amount of the fund exceeds $1 billion, the Warranty Provider is not liable for the shortfall on shares issued in excess of $1 billion. If the Aggregate Protected Amount of the fund exceeds $1 billion and the fund draws upon the Financial Warranty, the Aggregate Protected Amount of all shares would be reduced on a pro-rata basis. The fund intends to limit sales or take such other actions as may be necessary to limit the Aggregate Protected Amount to $1 billion.

            If the Board terminates the fund before the Maturity Date, shareholders who hold their shares on the early termination date will receive the greater of: (i) the then-current NAV per share; or
            (ii) the net present value of the Protected NAV and all future Protected Distributions (on a per share basis) (the


                                                DWS LifeCompass Income Fund  | 7

            "Accelerated Protected Amount"). In the event of a Board elected early termination, when the fund calculates its NAV and the Accelerated Protected Amount as of the early termination date, each amount will be reduced by the net present value of the estimated remaining payments otherwise due to the Warranty Provider had the fund continued to its Maturity Date (the "Accelerated Financial Warranty Fee"). When calculating the Accelerated Protected Amount and the Accelerated Financial Warranty Fee, net present value will be calculated using a discount factor based on the yield of a zero coupon bond maturing on the relevant payment date, or Maturity Date, as applicable, the yield of which is consistent with the London Interbank Offered Rates ("LIBOR") expressed in US dollars as of the date of determination.

            If the fund is terminated due to insufficient assets on a Protected Distribution payment date other than the Maturity Date, the Accelerated Protected Amount shall be calculated as described above, except that such amount shall not be reduced by the Accelerated Financial Warranty Fee.

            Because the commitments of the Warranty Provider are conditional and limited in amount, it is not completely certain that you will receive your Protected Amount. See "The Main Risks of Investing in the Fund - Financial Warranty Risk" and "The Financial Warranty Agreement."


            The Fund's Principal Investment Strategies

            DYNAMIC ALLOCATION STRATEGY. The fund seeks to provide for a fixed semi-annual amount distribution and limit downside risk while retaining the potential for participation in stock market appreciation. The Advisor uses a dynamic asset allocation strategy, which is designed primarily to generate returns in an amount that is sufficient to pay the Protected Distributions through the Maturity Date. Secondarily, the fund seeks to achieve a NAV on the Maturity Date at least equal to the fund's initial NAV.

            The fund allocates its assets between a managed equity portfolio (the "Active Component") and a managed fixed income portfolio (the "Reserve Component"). The fund's portfolio managers employ a disciplined approach through a proprietary, quantitative methodology to construct and rebalance the fund's portfolio. The portfolio managers evaluate a number of factors, including, but not limited to:


8 | DWS LifeCompass Income Fund

            -  the fund's current NAV

            -  the prevailing level of interest rates

            -  the fund's expenses

            - the current value of the fund's assets, including investments in futures contracts and related margin requirements

            - the percentage of the fund's assets allocated to the Active and Reserve Components

            -  the length of time remaining until the Maturity Date

            - the volatility of the fund's assets allocated to the Active Component

            -  the Aggregate Protected Amount payable to shareholders

            The portfolio managers determine the percentage of the fund's portfolio to be allocated to the Active Component and the Reserve Component daily. The portfolio managers will review the underlying investments of the Active Component and the Reserve Component periodically.


            Because market conditions and the level of interest rates are subject to change and because the portfolio managers evaluate the fund's allocation between the Active Component and the Reserve Component on a daily basis, it is impossible to say with any certainty exactly how much of the fund's assets will be allocated to the Active Component or the Reserve Component over any period of time.


            Under normal circumstances, as interest rates decline, more assets will be allocated to the Reserve Component because the net present value of the Aggregate Protected Amount increases. Conversely, if interest rates rise, more assets will be allocated to the Active Component because the net present value of the Aggregate Protected Amount decreases. Additionally, equity market volatility is a factor in determining asset allocations. Generally, as the level of volatility in the equity market increases, the fund may decrease its exposure to the Active Component, thus allocating more assets to the Reserve Component. On the other hand, if equity market volatility decreases, more assets may be allocated to the Active Component. In the event of a significant decline in the equity markets, all or substantially all of the fund's assets may be allocated to the Reserve Component. If this happens, such


                                                DWS LifeCompass Income Fund  | 9
            allocation to the Reserve Component may be irreversible. As the fund nears its Maturity Date, the fund may be able to increase its exposure to the Active Component because the Aggregate Protected Amount decreases over time.

            The fund may have a higher portfolio turnover rate as compared to other mutual funds because of the periodic rebalancings required by the fund's strategy. Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year.

            ACTIVE COMPONENT. The Active Component is designed to provide the fund with exposure to global equity markets through investment in index-based securities and other instruments. Capital gains (primarily through futures contracts), dividends and income generated by the investments held in the Active Component are expected to comprise a material portion of the Protected Distributions.

            The Active Component consists principally of futures contracts and securities of exchange-traded funds (ETFs) based on any of the indices listed below. In the future, the fund may add additional indices or change the selected indices listed below. The Active Component also includes liquid assets used to cover futures contracts, which may consist of US government securities, shares of DWS Cash Management QP Trust (the "QP Trust"), an unregistered money market fund managed by the Advisor, and cash and cash equivalents.

            - S&P 500 INDEX: an unmanaged stock market index comprised of 500 large-capitalization US companies in a wide range of businesses, selected by Standard and Poor's Corporation.

            - RUSSELL 1000 INDEX: an unmanaged stock market index that contains the 1,000 largest stocks within the Russell 3000 Index, as determined by the Frank Russell Company. The Russell 3000 Index contains the common stocks of the 3,000 largest US companies by market capitalization.

            - RUSSELL 2000 INDEX: an unmanaged stock market index comprised of the common stocks of the 1,001st through 3,000th largest US companies by market capitalization, as determined by the Frank Russell Company.

10 | DWS LifeCompass Income Fund

            - S&P MIDCAP 400 INDEX: an unmanaged stock market index comprised of 400 mid-capitalization companies in a wide range of businesses, selected by Standard and Poor's Corporation.

            - MSCI EAFE INDEX: an unmanaged stock market index comprised of approximately 1,000 companies from various sectors whose primary trading markets are developed country markets located outside the US and which are selected from among the larger capitalization companies in such markets.

            By buying futures contracts, the fund participates in equity market returns (gains or losses) that are roughly comparable to investing a portion of the fund's assets directly in stocks comprising the relevant index. By holding futures contracts, the fund can rebalance its exposure to the equity markets daily with lower transaction costs than if it had invested directly in stocks. Through the use of futures contracts, the fund may effectively leverage (i.e., the fund may have equity exposure greater than the value of its assets).

            The fund may seek net equity exposure of up to 130% of total assets through index-based investments during the first five years of the fund's existence and up to 150% thereafter through the Maturity Date.

            The fund only intends to enter into futures contracts on securities indices that are traded on recognized US-based exchanges, including, but not limited to, the Chicago Mercantile Exchange, the New York Board of Trade, the Chicago Board of Trade and the Chicago Board Options Exchange. These contracts generally provide a high degree of liquidity and a low level of counterparty performance and settlement risk.

            The fund may not enter into futures contracts unless such transactions are either "covered" or subject to appropriate asset segregation requirements. Generally, the fund segregates or earmarks an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to "cash-settle," the fund sets aside liquid assets in an amount at least equal to the fund's daily marked-to-market obligation (i.e., the fund's daily net liability, if any), rather than the contracts' notional value (i.e., the value of the underlying asset). By setting aside assets equal to its net


                                               DWS LifeCompass Income Fund  | 11
            obligation under cash-settled futures contracts, the fund may employ leverage to a greater extent than if the fund set aside assets equal to the futures contracts' full notional value. The fund bases its asset segregation policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

            The fund generally seeks exposure to the equities markets through index-based investments, including futures contracts and ETFs based on securities indices. The fund does not seek exposure to the commodities markets and is not a trading vehicle for commodities. The fund is registered as an investment company, and the Advisor has claimed an exclusion, with respect to the fund, from registration or regulation under the Commodities Exchange Act.


            For more information on the fund's asset segregation policies for futures contracts, see "Investment Policies and Techniques" in the fund's Statement of Additional Information.


            RESERVE COMPONENT. The Reserve Component provides the fund with exposure to the US fixed income markets. Generally, allocations to the Reserve Component will increase when the difference between the fund's net assets and the net present value of the Aggregate Protected Amount decreases. In other words, the greater the positive difference, or "cushion," between the fund's net assets less the net present value of the Aggregate Protected Amount, the greater the allocation to the Active Component. Under normal circumstances, the Reserve Component will be invested primarily in zero coupon US government securities, shares of DWS Short Duration Plus Fund, and cash and cash equivalents. A small portion of the Reserve Component may also be invested in the QP Trust.

            In the future, the fund also may determine to allocate a portion of the Reserve Component to other DWS mutual funds or unaffiliated ETFs.

            US GOVERNMENT SECURITIES. The fund's direct investments in US government securities will consist of zero coupon US government securities that are issued by the US Treasury, which may include STRIPS (Separate Trading of Registered Interest and Principal of Securities).


12 | DWS LifeCompass Income Fund

            SECURITIES OF OTHER REGISTERED INVESTMENT COMPANIES. The fund may invest in securities of other registered investment companies, in excess of the limits imposed under the Investment Company Act of 1940 (the "1940 Act"), pursuant to an exemptive order obtained from the SEC. The order generally allows the fund to invest in securities of affiliated DWS mutual funds and securities of unaffiliated ETFs in excess of the 1940 Act limits. The fund currently may invest in shares of DWS Short Duration Plus Fund. The fund intends to invest in securities of ETFs as a means of achieving equity market exposure.

            DWS SHORT DURATION PLUS FUND. DWS Short Duration Plus Fund's investment objective is to provide high income while also seeking to maintain a high degree of stability of shareholders' capital. DWS Short Duration Plus Fund invests in securities of varying maturities and normally seeks to maintain an average portfolio duration of no longer than three years. DWS Short Duration Plus Fund invests, under normal market conditions, at least 65% of its total assets in fixed income securities rated, at the time of purchase, within the top four long-term rating categories by a nationally recognized statistical rating organization (a "NRSRO") (or, if unrated, determined by the Advisor to be of similar quality).


            DWS Short Duration Plus Fund may invest up to 10% of its assets in US dollar-denominated, domestic and foreign below investment-grade fixed income securities (junk bonds) rated in the fifth and sixth long-term rating categories by a NRSRO (or, if unrated, determined by the Advisor to be of similar quality), including those whose issuers are located in countries with new or emerging securities markets.


            In an attempt to enhance returns, DWS Short Duration Plus Fund also employs a global asset allocation strategy, which invests in instruments across domestic and international fixed income and currency markets. When employing this strategy, DWS Short Duration Plus Fund may use various derivatives to attempt to enhance returns.

            QP TRUST. The QP Trust is an unregistered money market fund managed by the Advisor. The QP Trust's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust maintains a dollar-weighted average portfolio maturity of 90 days or less and only purchases


                                               DWS LifeCompass Income Fund  | 13
            investments having remaining maturities of 13 months or less. Investments of the QP Trust must be rated in one of the two highest categories by a NRSRO (or, if unrated, determined by the Advisor to be of similar quality). The Advisor does not charge a fee for managing the QP Trust, although the fund will pay its proportionate share of the expenses of the QP Trust.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


            General product risks

            ALLOCATION RISK. Allocation risk is the risk that the Advisor's proprietary strategy does not produce the desired results due to allocations between the Active Component and the Reserve Component. Investment in the Reserve Component reduces the fund's ability to participate as fully in upward equity market movements and therefore represents potential loss of opportunity compared to a portfolio that is more heavily invested in the equity markets. If the equity markets experience a major decline, the fund's assets may become largely or entirely invested in the Reserve Component. In fact, if the value of the Active Component were to decline significantly (whether within a short period of time, including within a single day, or over a protracted period), a complete and irreversible reallocation to the Reserve Component may occur. In this circumstance, the fund would not participate in any subsequent recovery in the equity markets, and its ability to generate Protected Distributions and maintain the Protected NAV will be impaired.


            The allocation of the fund's assets between the Active Component and the Reserve Component may result in additional transaction costs, such as brokerage commissions. This process can have an adverse effect on the performance of the fund during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the fund, may increase the fund's transaction costs and may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.



14 | DWS LifeCompass Income Fund

            STRATEGY RISK. A principal risk of the fund's dynamic allocation strategy is that a sudden drop in the value of the Active Component reduces the value of the fund's portfolio below the net present value of the Aggregate Protected Amount. In such a case, the strategy may no longer be able to assure the payment of Protected Distributions or Protected Maturity Payments on the Maturity Date. Because the Advisor rebalances assets between the Active Component and the Reserve Component daily, a principal risk of the strategy is a sudden intra-day market drop that occurs before the fund's equity exposure can be reduced.

            DISTRIBUTION RISK. If the fund's investments do not generate sufficient income and capital gains to pay Protected Distributions, distributions will include a return of capital. This distribution policy may, under certain circumstances, have adverse consequences to the fund and its shareholders. In the event that Protected Distributions include returns of capital, the Protected Distribution will decrease the fund's total assets and, therefore, have the likely effect of (i) increasing its expense ratio, as the fund's fixed expenses will become a larger percentage of the fund's average net assets; and (ii) diminishing the fund's ability to generate future income. Returns of capital do not reduce the amount of a Protected Distribution.

            In addition, in order to make such distributions, the fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.


            The federal income tax character of distributions paid by the fund will vary from year-to-year and may vary significantly between the June and December distributions. Protected Distributions may consist of ordinary income, short-term capital gains and, subject to legal limitations, long-term capital gains. To the extent such sources are insufficient to pay Protected Distributions, the shortfall will be paid as a return of capital. Although return of capital distributions generally are not taxable in the current year for federal income tax purposes, they reduce a shareholder's tax basis in his or her shares. If return of capital distributions exceed a shareholder's tax basis in his or her shares, however, the excess is treated as a capital gain from the sale of such shares. In addition, the fund may be required to pay distributions in excess of Protected Distributions to meet requirements of the Code. For example,



                                               DWS LifeCompass Income Fund  | 15
            when market conditions result in significant gains and the fund consequently distributes an amount in excess of Protected Distributions, the fund will not meet its objective of providing distributions of a fixed dollar amount.

            FINANCIAL WARRANTY RISK. The Financial Warranty is designed to protect against certain market risks inherent in the dynamic allocation strategy, particularly intra-day risk. It does not protect against fund or Advisor operational risks or errors of the fund or its agents. The Warranty Agreement places investment limits on the fund, imposes asset coverage requirements and may limit the fund's ability to take certain actions, unless the Warranty Provider consents to such actions. Such provisions may limit the fund's allocation of assets to the Active Component during the life of the fund and/or limit the portfolio managers' ability to respond to changing market conditions. If the fund or the Advisor fail to comply with the terms, conditions and limitations set forth in the Warranty Agreement, including investment limits, the Warranty Provider may cause the fund to allocate all of its assets to a defeasance portfolio (generally consisting of zero coupon US government securities) or terminate the Warranty Agreement. The Financial Warranty terminates upon termination of the Warranty Agreement.


            If the Warranty Agreement is terminated, the fund's Board will take such action as it deems to be in the best interests of the fund, including (i) determining to continue the operation of the fund without the benefit of a financial warranty; (ii) entering into an alternative warranty arrangement, which may include greater costs to the fund; or (iii) electing to terminate the fund early.


            A shareholder's ability to receive a Protected Distribution or the Protected Amount may depend on the financial condition of the Warranty Provider. If the Warranty Provider becomes insolvent or its credit deteriorates substantially, payment under the Financial Warranty may not be made or may become unlikely. In such an event, the fund could take a variety of actions, including replacing the Warranty Provider. In such circumstances, the fund may incur a higher warranty fee or the terms of the new warranty agreement may be less favorable than the current Warranty Agreement.


16 | DWS LifeCompass Income Fund

            EARLY TERMINATION RISK. Early termination risk is the risk that the fund may be terminated and your shares liquidated before the fund's Maturity Date. If the fund were terminated before the Maturity Date, a shareholder would have to locate an alternative investment for his or her assets, which could involve transaction expenses. The fund may terminate early in two cases: (i) at the election of the fund's Board of Trustees (a "Board Early Termination"); or (ii) automatically if either (a) the fund has insufficient assets to pay a Protected Distribution (other than the fund's final Protected Distribution) or (b) the fund's net assets are zero (each, a "Warranty Early Termination"). In the event of a Board Early Termination, you will be entitled to receive the greater of the Accelerated Protected Amount or the then-current NAV per share of the fund as of the Board Early Termination date. The then-current NAV and the Accelerated Protected Amount will be reduced by the Accelerated Financial Warranty Fee. In the event that the fund has insufficient assets to pay the Aggregate Accelerated Protected Amount, the Warranty Provider will be required to contribute sufficient assets to cover any shortfall. In the event of a Warranty Early Termination, you will be entitled to receive the Protected Distribution due on such date, if any, plus the Accelerated Protected Amount (as described below). These amounts would not be reduced by the Accelerated Financial Warranty Fee. For more information regarding early termination, see "The Financial Warranty Agreement" and "Other Policies and Information and Secondary Risks - Additional Information about the Financial Warranty."



            Investment-related risks

            FUTURES CONTRACTS RISK. The use of futures contracts in the manner contemplated by the fund (i.e., for return purposes and not for hedging purposes) allows the fund to leverage its assets because the use of futures contracts allows for substantially more exposure to the stock markets compared to direct investments in common stock. In a futures contract, the fund's outlay (i.e., initial margin required to purchase the contract) is small relative to equity exposure obtained through the contract. While the use of futures contracts held by the fund can magnify gains, it can also magnify losses. These losses can be substantially more than the initial margin. See "Derivatives Risk."


                                               DWS LifeCompass Income Fund  | 17

            ETF RISK. An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or industry sector. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value ("NAV"). In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF. ETFs incur fees and expenses, such as operating expenses, licensing fees, trustee fees and marketing expenses, which are borne proportionately by ETF shareholders, such as the fund. The fund will also incur brokerage costs when purchasing and selling shares of ETFs.


            INVESTMENT COMPANY SECURITIES. Because the fund currently intends to invest in other investment companies, including ETFs, shareholders will incur not only the expenses of the fund, but also a proportionate share of the expenses of the underlying funds held by the fund (including operating costs and, in the case of unaffiliated funds, investment management fees).

            In addition, from time to time, one or more underlying DWS funds may experience relatively large investments or redemptions due to reallocations or rebalancing of the fund or other DWS fund-of-funds. These transactions will affect the underlying funds because underlying funds that experience redemptions as a result of reallocations or rebalancing may have to sell securities and underlying funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the fund's performance to the extent that the underlying funds may be required to sell securities or invest cash at times when they would otherwise not do so. To the extent that participation in the fund-of-funds structure becomes disruptive to the portfolio management of an underlying fund, such underlying fund may discontinue sales to the fund and other DWS funds following a fund-of-funds strategy.

            ZERO COUPON BOND RISK. The market value of a zero coupon bond portfolio generally is more volatile than the market value of a portfolio of fixed income securities with similar maturities that pay interest periodically. In addition, federal income tax law requires that the holder of a zero coupon bond accrue a portion of the discount at which the bond was purchased as taxable income each year, even though the holder receives no


18 | DWS LifeCompass Income Fund
            interest payment on the bond during the year. Because the fund must distribute substantially all of its net income (including non-cash income attributable to zero coupon bonds) to its shareholders each year for federal income tax purposes, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. The fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy such distribution requirements. These actions may reduce the assets to which the fund's expenses could otherwise be allocated and may reduce the fund's rate of return.

            The following risks may apply to DWS LifeCompass Income Fund, DWS Short Duration Plus Fund and the QP Trust. Therefore, in the sections below, the term "fund" refers to DWS LifeCompass Income Fund, DWS Short Duration Plus Fund and the QP Trust, as applicable.



            INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities and may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, reducing the value of such a security.

            CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/ or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt



                                               DWS LifeCompass Income Fund  | 19
            securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

            MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.


            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

            LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects the fund's estimate of its value.


            PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.

            DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended



20 | DWS LifeCompass Income Fund
            effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


            FOREIGN INVESTMENT RISK. To the extent the fund has exposure to companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets so, to the extent the fund invests in emerging markets, it takes on greater risks. The currency of a country in which the fund has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors. The investments of the fund may be subject to foreign withholding taxes.



            THE FINANCIAL WARRANTY AGREEMENT


            To provide greater assurance that shareholders receive the Protected Amount described in this prospectus, the fund has entered into the Warranty Agreement with the Warranty Provider. In accordance with the Warranty Agreement, the Warranty Provider has issued a stand-by letter of credit to the fund, on which the fund may draw up to $1 billion (the Financial Warranty), provided the terms and conditions of the Warranty Agreement satisfied. Unless earlier terminated, the Warranty Agreement and the Financial Warranty will continue in effect until the Maturity Date. The fund and not the fund's shareholders is the holder of the Financial Warranty. The fund's shareholders have no direct rights or claims against the Warranty Provider in the event that the Warranty Provider fails to perform its obligations under the Warranty Agreement.


            The Warranty Agreement imposes specific reporting, monitoring and substantive obligations on the fund, the Advisor and indirectly on the fund's custodian, including investment limitations. Although the parties are generally afforded some opportunity to cure breaches, failure to do so may allow the Warranty Provider to cause the fund to invest all of its assets in a "defeasance portfolio," which will generally consist of zero coupon US government securities, or terminate


                                               DWS LifeCompass Income Fund  | 21
            the Warranty Agreement. The fund has delegated to the Advisor responsibility for developing internal procedures to ensure compliance with the terms of the Warranty Agreement. There is no assurance that such procedures will detect and prevent all breaches of the Warranty Agreement.

            Subject to applicable cure periods, if any, the Warranty Provider generally may cause the fund to invest in a defeasance portfolio upon the occurrence of certain events. These events include, without limitation: (i) any failure to manage the fund in all material respects in accordance with its registration statement, the Warranty Agreement and applicable law; (ii) any change in the investment adviser to the fund without the consent of the Warranty Provider; (iii) a material regulatory event or litigation event with respect to the fund or the Advisor; (iv) the issuance of fund shares with an Aggregate Protected Amount in excess of $1 billion;
            (v) a failure to pay the warranty fee when due; or (vi) the failure to provide continuous reporting.

            In addition, subject to applicable cure periods, if any, the Warranty Provider may terminate the Warranty Agreement and the Financial Warranty prior to the Maturity Date in certain circumstances, including, but not limited to, the following: (i) any failure to manage the fund in all material respects in accordance with its registration statement, if such failure would have an adverse effect on the Warranty Provider; (ii) any change in the investment adviser or the custodian to the fund without the consent of the Warranty Provider; (iii) a failure to invest the fund's assets in a defeasance portfolio; or (iv) certain regulatory events with respect to the fund.


            If the Warranty Agreement is terminated by the Warranty Provider, the fund will not receive the benefit of the Financial Warranty, and shareholders may not receive their Protected Amounts. The Warranty Provider does not have the right to terminate the fund.


            For a more detailed explanation of the events that would allow the Warranty Provider to terminate the Warranty Agreement or force the fund into a defeasance portfolio under the Warranty Agreement or of the investment limitations imposed by the Warranty Agreement, see the Appendix to the fund's Statement of Additional Information. For more information about the risks associated with the Financial Warranty and early termination, see "The Main Risks of Investing in the


22 | DWS LifeCompass Income Fund

            Fund - Financial Warranty Risk" and "Other Policies and Information and Secondary Risks - Additional Information about the Financial Warranty." See also the fund's Statement of Additional Information.



            ADDITIONAL INFORMATION REGARDING THE DISTRIBUTION POLICY

            Before you invest, it is important that you understand the key elements of our distribution policy:

            - Although the fund seeks to pay distributions at a fixed annual amount, Protected Distributions are not guaranteed. The Warranty Provider's obligation to make a payment to the fund is triggered only under the circumstances described herein.


            - The tax character of such distributions may vary significantly and include income, capital gains and return of capital. If the fund's investments do not generate sufficient income and capital gains to pay Protected Distributions, a significant portion of distributions may be return of capital.

            - The fund generally is limited to making one long-term capital gains distribution per year. Capital gains from futures contracts, which are a principal strategy of the fund, are characterized as 60% long-term capital gain and 40% short-term capital gain regardless of the time period held. The fund does not currently intend to seek exemptive relief to allow it to pay long-term capital gains more than once a year. Accordingly, net long-term capital gain distributions, if any, generally will be paid in December.

            - The fund may be required to make Required Tax Distributions. To the extent that the fund pays Required Tax Distributions, such distributions will reduce the amount of the Protected NAV proportionally and, once the Protected NAV has been reduced to zero, future Protected Distributions will be reduced proportionately. If you reinvest the Required Tax Distribution in additional shares, you will receive the same Protected Amount. While your per share Protected NAV will have decreased (and your Protected Distributions may have decreased), the number of shares you own will have increased. For this reason, we strongly recommend that you reinvest all Required Tax Distributions.



                                               DWS LifeCompass Income Fund  | 23

            For more information, see "The Main Risks of Investing in the Fund
            - Distribution Risk" and Appendix B.


            THE FUND'S PERFORMANCE HISTORY


            Since the fund commenced operations on December 20, 2007 performance information is not available for a full calendar year.



24 | DWS LifeCompass Income Fund

HOW MUCH INVESTORS PAY


The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.



FEE TABLE                                           CLASS S
 SHAREHOLDER FEES, paid directly from
 your investment                                     None
________________________________________________________________________

 ANNUAL OPERATING EXPENSES, deducted from fund assets
________________________________________________________________________
 Management Fee 1                                     0.60%
 Distribution/Service (12b-1) Fee                    None
 Other Expenses 2                                     0.72
 Financial Warranty Fee 3                             0.59
 TOTAL ANNUAL OPERATING EXPENSES                      1.91
 Less Expense Waiver/Reimbursement                    0.41
 NET ANNUAL OPERATING EXPENSES4                       1.50




1 Includes 0.10% administration fee. In the event that all of the fund's assets are completely and irreversibly allocated to the Reserve Component, the fund's 0.60% management fee will decrease to 0.30%.

2 "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.

3 For the purpose of the fee table presentation only, the fund's actual warranty fee of 0.585% has been rounded up to 0.59%. In the event that all of the fund's assets are completely and irreversibly allocated to the Reserve Component, the fund's 0.585% financial warranty fee will decrease to 0.30%.

4   Net Annual Operating Expenses include other operating expenses, which are capped at 1.50% for Class S shares through September 30, 2009. The fee cap does not include acquired fund fees and expenses, if any, or extraordinary expenses, brokerage, taxes and interest.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.



EXAMPLE               1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Class S shares        $153         $560         $994       $2,199




                                               DWS LifeCompass Income Fund  | 25

OTHER POLICIES AND INFORMATION AND SECONDARY RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

           - Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval.


           - The fund may trade actively. This could raise transaction costs (thus lowering return) and could mean distributions at higher tax rates.



           Additional Information about the Financial
           Warranty


           WARRANTY PROVIDER. The Warranty Provider is Merrill Lynch Bank USA, an industrial bank licensed pursuant to the laws of the State of Utah with a principal place of business in Salt Lake City, Utah. As of August 25, 2008, the long-term unsecured debt obligations of the Warranty Provider had received a credit rating of "A2" from Moody's, "A+" from Fitch and "A+" from Standard & Poor's, each a nationally recognized statistical rating organization.


           Under the Warranty Agreement, the fund will pay to the Warranty Provider a fee at an annual rate equal to 0.585% of the average daily net assets of the fund. In the event that the fund becomes completely and irreversibly invested in the Reserve Component, the fee payable to the Warranty Provider will be reduced to an annual rate of 0.30% of the fund's average daily net assets.

           The Warranty Provider has not participated in the organization of the fund. The Warranty Provider makes no representation regarding the advisability of an investment in the fund. Additional information about the Warranty Provider can be found in the Statement of Additional Information.

           The fund will provide you with a copy of the most recent financial reports of the Warranty Provider, free of charge, upon request. To receive a copy of these reports please contact the fund at the telephone number or write to the fund at the address shown on the outside back cover of this prospectus.


26 | Other Policies and Information and Secondary Risks

           Required Tax Distributions and Extraordinary Expenses - Reduction of Protected NAV and Protected Distributions


           To satisfy requirements of the Code and generally to avoid any fund-level federal income or excise taxes, the fund may determine that its year-end distribution must be greater than its normal Protected Distribution amount and/or that it must pay additional distributions. Such distributions in excess of the normal Protected Distribution amount are referred to as "Required Tax Distributions." Required Tax Distributions, if any, will normally occur in December or at such other times as may be necessary to avoid the imposition of federal income or excise tax on the fund. The total Required Tax Distributions generally will be equal to the sum of any net investment income received plus net short-term realized capital gains (less any net long-term capital loss for the year) and net long-term realized capital gains (less any net long-term capital loss for the year), if any, above the Protected Distribution amount.



           To the extent the fund makes Required Tax Distributions in a particular year, such distributions will reduce the Protected NAV. Unless you immediately reinvest all Required Tax Distributions by purchasing additional fund shares, your Protected Maturity Payment on the Maturity Date will be reduced. For this reason, it is recommended that shareholders reinvest all Required Tax Distributions. Once the Protected NAV has been reduced to zero, to the extent the fund makes a subsequent Required Tax Distribution in a particular year, such Required Tax Distribution will reduce future Protected Distributions. See "Appendix B" for examples illustrating the effect of Required Tax Distributions.

           In addition, to the extent the fund incurs extraordinary expenses, such expenses will, as specified in the Warranty Agreement, reduce the Protected NAV. If the fund incurs additional extraordinary expenses after the Protected NAV has been reduced to zero, such expenses will, as specified in the Warranty Agreement, reduce future Protected Distributions. Examples of extraordinary expenses include legal fees or other costs of litigating a claim brought against the fund and income and/or excise taxes incurred by the fund.


                        Other Policies and Information and Secondary Risks  | 27

           Maturity Date and Early Termination



           OPTIONS ON THE MATURITY DATE. The Board may, at the recommendation of the Advisor, elect to (i) continue the operation of the fund after the Maturity Date without the benefit of a Protected Distribution/Protected NAV feature; (ii) continue the operation of the fund by setting a new Maturity Date with a Protected Distribution/Protected NAV feature; (iii) terminate the fund as of the Maturity Date; or (iv) take any other actions the Board determines is in the best interests of the fund. The Board may take any of these actions without shareholder approval, unless otherwise required by law. You will receive notice of your options at least sixty (60) days before the Maturity Date. In all cases, you will have the right to redeem your shares on the Maturity Date for cash at the greater of the fund's then-current NAV per share on the Maturity Date or the Protected NAV per share (assuming the Advisor's allocation strategy is successful or the Financial Warranty is still in effect). If you elect to continue your investment in the fund after the Maturity Date, the Warranty Provider will contribute sufficient assets to the fund, if necessary, to ensure the per share value of your account is at least equal to your Protected Amount. After making any required payments under the Warranty Agreement, the Warranty Provider is under no further obligation to make payments to the fund. The Warranty Provider may or may not issue a new financial warranty to the fund after the Maturity Date and is under no present obligation to do so.

           You may also exchange your shares into another DWS fund on the Maturity Date. Please keep in mind that an exchange is a taxable event for federal income tax purposes, and you may be subject to a sales charge of the fund you exchange into.

           EARLY TERMINATION - BOARD EARLY TERMINATION. The Board may terminate the fund if: (i) the Board determines that the fund's asset size is not economically viable; (ii) the fund becomes irreversibly allocated to the Reserve Component; (iii) the fund's Advisor resigns or is terminated and the Board determines that a replacement investment advisor will not be appointed; or (iv) the Board determines that it is otherwise in the best interests of the fund to terminate the fund. In the event of a Board Early Termination, you will be entitled to redeem your shares on the early termination date at the greater of the then-current NAV or the Accelerated Protected Amount. For a Board Early Termination, when the fund calculates its NAV and Accelerated Protected Amount as of the early termination date, each amount



28 | Other Policies and Information and Secondary Risks
           will be reduced by the Accelerated Financial Warranty Fee (see "The Fund's Main Investment Strategy - The Protected Amount"). The Warranty Provider cannot terminate the fund. Although, under certain circumstances, the Warranty Provider may terminate the fund's Financial Warranty or cause the fund to allocate all of its assets to the Reserve Component.


           The Accelerated Protected Amount is equal to the net present value of the fund's Protected NAV and all future Protected Distributions. When calculating the Accelerated Protected Amount in the event of a Board Early Termination, the net present value of the Protected NAV and the future Protected Distributions will be calculated using a discount factor based on the yield of a zero coupon bond maturing on the relevant payment date or Maturity Date, as applicable, the yield of which is consistent with LIBOR expressed in US dollars as of the date of determination. Because the computation accounts for the time value of money, the Accelerated Protected Amount will be less than the Protected NAV plus all future Protected Distributions and may be less than the current NAV per share of the fund. The Accelerated Protected Amount also may be less than what you paid to purchase your shares. Generally, the longer the time remaining to the Maturity Date, the greater the discount of the Accelerated Protected Amount to the Protected NAV plus all future Protected Distributions. In the event that the fund has insufficient assets to pay the Aggregate Accelerated Protected Amount (which is, collectively, the Accelerated Protected Amount of each class of fund shares times the number of shares outstanding of that class on the early termination date), the Warranty Provider will be required to contribute sufficient assets to cover any shortfall, up to the limits of the Financial Warranty.

           EARLY TERMINATION - WARRANTY EARLY TERMINATION. The fund will automatically terminate if the fund has insufficient assets to pay a Protected Distribution on a payment date other than the Maturity Date or the fund's net assets equal zero. In the event of a Warranty Early Termination, you will be entitled to receive the Protected Distribution owed on such date, if any, plus the Accelerated Protected Amount (calculated as described above), which amount will not be reduced by the Accelerated Financial Warranty Fee. Because the fund will have insufficient assets to pay the Aggregate Accelerated Protected Amount, the Warranty Provider will be required to contribute sufficient assets to cover the shortfall, up to the limits of the Financial Warranty.


                        Other Policies and Information and Secondary Risks  | 29

           You will receive at least 60 days' prior written notice of an early termination. If a notice of termination is declared for the fund, the fund will cease selling shares to new shareholders. The notice will include information on the Accelerated Protected Amount and the date your shares are expected to be redeemed.


           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


           Keep in mind that there is no assurance that the fund will achieve its objective.

           A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


30 | Who Manages and Oversees the Fund

           DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

           MANAGEMENT FEE. The Advisor will receive a management fee from the fund.

           The fund pays the Advisor under the investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.60% of the fund's average daily net assets. In the event that the fund becomes completely and irreversibly invested in the Reserve Component, the Advisor has contractually agreed to reduce its fee to an annual rate of 0.30% of the fund's average daily net assets for the remainder of the warranty period. Additionally, in such an event, the financial warranty fee under the Warranty Agreement will be reduced to an annual rate of 0.30% of the fund's average daily net assets.


           A discussion regarding the basis for the Board's approval of the fund's investment management agreement is contained in the fund's shareholder report for the annual period ended April 30 (see "Shareholder reports" on the back cover).


           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor for providing most of the fund's administrative services. The fee is paid at an annual rate of 0.10% of the average daily net assets of the fund.


                                         Who Manages and Oversees the Fund  | 31

Portfolio management

The fund is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. The portfolio managers' responsibilities include making purchase and sale decisions, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the fund.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
- Global Head of Quantitative Strategies Portfolio Management: New York.
- Joined the fund in 2007.
- BS, The Wharton School, University of Pennsylvania.

Inna Okounkova
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate Portfolio Manager in 2001.
- Global Asset Allocation Portfolio Manager: New York.
- Joined the fund in 2007.
- BS, MS, Moscow State University; MBA, University of Chicago.

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
- Portfolio Manager for Retail Mortgage Backed Securities: New York.
- Joined the fund in 2007.
- BIS, University of Minnesota.


The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.



32 | Who Manages and Oversees the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).

DWS LifeCompass Income Fund - Class S




YEAR ENDED APRIL 30,                                      2008a
-------------------------------------------------    --------------
SELECTED PER SHARE DATA
-----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $  10.00
-------------------------------------------------      --------
Income (loss) from investment operations:
  Net investment income b                                   .06
_________________________________________________      ________
  Net realized and unrealized gain (loss)                (  .21)
-------------------------------------------------      --------
  TOTAL FROM INVESTMENT OPERATIONS                       (  .15)
_________________________________________________      ________
Less distributions from:
  Net investment income                                  (  .01)
_________________________________________________      ________
NET ASSET VALUE, END OF PERIOD                         $   9.84
-------------------------------------------------      --------
Total Return (%) c                                       ( 1.50)**
-------------------------------------------------      --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------
Net assets, end of period ($ millions)                        1
_________________________________________________      ________
Ratio of expenses before expense reductions (%)            2.26*
_________________________________________________      ________
Ratio of expenses after expense reductions (%)             1.50*
_________________________________________________      ________
Ratio of net investment income (%)                         1.54*
_________________________________________________      ________
Portfolio turnover rate (%)                                  17**
-------------------------------------------------      --------




a For the period from December 20, 2007 (commencement of operations) to April 30, 2008.

b    Based on average shares outstanding during the period.

c    Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized


                                                      Financial Highlights  | 33

HOW TO INVEST IN THE FUND

THE FOLLOWING PAGES TELL YOU HOW TO INVEST IN THE FUND AND WHAT TO EXPECT AS A SHAREHOLDER. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Investments, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.


Please remember, CLASS S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with the fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

You can find out more about the topics covered here by speaking with your FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR OTHER INVESTMENT PROVIDER.

How to BUY Class S Shares





 FIRST INVESTMENT                             ADDITIONAL INVESTMENTS
 $2,500 or more for regular accounts          $50 or more for regular accounts and
 $1,000 or more for IRAs and UTMAs/           IRAs
 UGMAs                                        $50 or more for an account with an
 $1,000 or more for an account with an        Automatic Investment Plan
 Automatic Investment Plan

 BY MAIL OR EXPRESS MAIL (SEE BELOW)
                                              Send a DWS Investments investment
 -  Fill out and sign an application          slip or short note that includes:
 -  Send it to us at the appropriate          -  fund and class name
    address, along with an investment         -  account number
    check made payable to "DWS                -  check made payable to "DWS
    Investments"                                 Investments"


 BY WIRE
 -  Call (800) 728-3337 for instructions      -  Call (800) 728-3337 for instructions

 BY PHONE
 Not available                                -  Call (800) 728-3337 for instructions

 WITH AN AUTOMATIC INVESTMENT PLAN
 -  Fill in the information on our            -  To set up regular investments from a
    application including a check for the        bank checking account, call
    initial investment and a voided check       (800) 728-3337 (minimum $50)

 USING QuickBuy
 Not available                                -  Call (800) 728-3337 to make sure
                                                 QuickBuy is set up on your account; if
                                                 it is, you can request a transfer from
                                                 your bank account of any amount
                                                 between $50 and $250,000
 ON THE INTERNET
 -  Register at                               -  Call (800) 728-3337 to ensure you have
    www.dws-investments.com or log in if         electronic services
    already registered                        -  Register at www.dws-
 -  Print out a prospectus and a new             investments.com
    account application                          or log in if already registered
 -  Complete and return the application       -  Follow the instructions for buying
    with your check                              shares with money from your bank
                                                 account



--------------------------------------------------------------------------------
REGULAR MAIL:


First Investment: DWS Investments, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: DWS Investments, PO Box 219154, Kansas City, MO 64121-9154

EXPRESS, REGISTERED OR CERTIFIED MAIL:
DWS Investments, 210 West 10th Street, Kansas City, MO 64105-1614



                                                 How to Buy Class S Shares  | 35

How to EXCHANGE or SELL Class S Shares





 EXCHANGING INTO ANOTHER FUND                    SELLING SHARES

 -  Exchanges into existing accounts:           Some transactions, including most for
                                                over $100,000, can only be ordered in
    $50 minimum per fund                        writing with a signature guarantee;
 -  Exchanges into new accounts:                please see "Signature Guarantee"
  $2,500 minimum per fund
  $1,000 minimum for IRAs and UTMAs/
  UGMAs

 BY PHONE                                        BY PHONE OR WIRE
 -  Call (800) 728-3337 for instructions        -  Call (800) 728-3337 for instructions

 USING THE AUTOMATED INFORMATION LINE
 -  Call (800) 728-3337 for instructions        -  Call (800) 728-3337 for instructions

 BY MAIL OR EXPRESS MAIL
 (see previous page for address)
 Your instructions should include:              Your instructions should include:
 -  the fund, class and account number          -  the fund, class and account number
    you're exchanging out of                       from which you want to sell shares
 -  the dollar amount or number of shares       -  the dollar amount or number of shares
    you want to exchange                           you want to sell
 -  the name and class of the fund you          -  your name(s), signature(s) and
    want to exchange into                          address, as they appear on your
                                                   account
 -  your name(s), signature(s) and
    address, as they appear on your               -  a daytime telephone number
    account
 -  a daytime telephone number

 WITH AN AUTOMATIC EXCHANGE PLAN                WITH AN AUTOMATIC WITHDRAWAL PLAN
 -  To set up regular exchanges from a          -  To set up regular cash payments from
    fund account, call (800) 728-3337              a DWS fund account, call
                                                   (800) 728-3337

 USING QuickSell
 Not available                                  -  Call (800) 728-3337 to make sure
                                                QuickSell is set up on your account; if
                                                it is, you can request a transfer to your
                                                bank account of any amount between
                                                $50 and $250,000

 ON THE INTERNET
 -  Register at www.dws-                        -  Register at www.dws-
    investments.com or log in if already           investments.com or log in if already
    registered                                     registered
 -  Follow the instructions for making on-      -  Follow the instructions for making on-
    line exchanges                                 line redemptions



--------------------------------------------------------------------------------


TO REACH US:      WEB SITE: www.dws-investments.com
                  TELEPHONE REPRESENTATIVE: (800) 728-3337, M-F, 9 a.m. - 6 p.m. ET
                  TDD LINE: (800) 972-3006, M-F, 9 a.m.- 6 p.m. ET




36 | How to Sell or Exchange Class S Shares

           Financial intermediary support payments


           The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected financial advisors in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.


           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


                                    How to Sell or Exchange Class S Shares  | 37

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .10% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of


38 | How to Sell or Exchange Class S Shares
           broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



POLICIES YOU SHOULD KNOW ABOUT


           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 728-3337.

           Policies about transactions

           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Questions? You can speak to a DWS Investments representative between 9 a.m. and 6 p.m. Eastern time on any fund business day by calling (800) 728-3337.



                                            Policies You Should Know About  | 39

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in the fund.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           INITIAL PURCHASE. The minimum initial investment is $2,500, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, for which there is no minimum initial investment; and fiduciary accounts such as IRAs


40 | Policies You Should Know About
           and custodial accounts such as Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts for which the minimum initial investment is $1,000 per account. In addition, the minimum initial investment is $1,000 if an automatic investment plan of $50 per month is established. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

           SUB-MINIMUM BALANCES. The fund may close your account and send you the proceeds if your balance falls below $2,500 ($1,000 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments); $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).


           Because of the high cost of servicing accounts with low balances, an account maintenance fee of $6.25 per quarter (for a $25 annual fee) will be assessed on accounts whose balances fail to meet the minimum initial investment requirement for a period of 90 days prior to the assessment date. The quarterly assessment will occur on or about the 15th of the last month in each calendar quarter. Please note that the fee will be assessed on accounts that fall below the minimum for any reason, including due to market value fluctuations, redemptions or exchanges. The account maintenance fee will apply to all shareholders of the DWS Funds except for: accounts with an automatic investment plan, accounts held in an omnibus account through a financial services firm, accounts maintained on behalf of participants in certain fee based and wrap programs offered through certain financial intermediaries approved by the Advisor and participant level accounts in group retirement plans held on the records of a retirement plan record keeper.


           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments),


                                            Policies You Should Know About  | 41
           taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


           The fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           Shareholders are limited to four roundtrip transactions in the same DWS Fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS Fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS Fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS Fund are not affected by the four roundtrip transaction limitation.



42 | Policies You Should Know About

           The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified funds-of-funds.


           In certain circumstances where shareholders hold shares of the fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS Funds' policy, may permit certain transactions not permitted by the DWS Funds' policies, or prohibit transactions not subject to the DWS Funds' policies.

           The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

           In addition, if the fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor


                                            Policies You Should Know About  | 43
           reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


           The fund's market timing policies and procedures may be modified or terminated at any time.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY CALLING (800) 728-3337. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Investments. You can also use this service to make exchanges and to purchase and sell shares.


           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 728-3337.

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 728-3337 at a later date.

           Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.





THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Investments Web site can be a valuable resource for shareholders with Internet access. Go to WWW.DWS-INVESTMENTS.COM to get up-to-date information, review balances or even place orders for exchanges.




44 | Policies You Should Know About

           THE FUND DOES NOT ISSUE SHARE CERTIFICATES.

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.


           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check drawn on a US bank, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that the fund does not accept payment in the following forms: cash, money orders, traveler's checks, starter checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. In addition, the fund generally does not accept third party checks. A third party check is any check not made payable directly to DWS Investments, except for any check payable to you from one of your other DWS accounts. Under certain circumstances, the fund may accept a third party check (i) for retirement plan contributions, asset transfers and rollovers, (ii) as contributions into Uniform Gift to Minors Act/Uniform Transfers to Minors Act accounts, (iii) payable from acceptable US and state government agencies, and (iv) from other DWS funds (such as a redemption or dividend check) for investment only in a similarly registered account. Subject to the foregoing, checks should normally be payable to DWS Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check.


           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.





THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.









                                            Policies You Should Know About  | 45

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 728-3337 or contact your financial advisor for more information.


           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system. The fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings;
           2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."


           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING



           The price at which you buy and sell shares is based on the NAV per share next calculated after the order is received by the transfer agent.



46 | Policies You Should Know About

           FOR THE UNDERLYING FUNDS IN WHICH THE FUND INVESTS, WE USE THE NAV OF THE UNDERLYING FUNDS. FOR OTHER SECURITIES, WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")


           TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)


           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

                                            Policies You Should Know About  | 47

           - withhold a portion of your distributions and redemption proceeds for federal income tax purposes if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications including certification that you are not subject to backup withholding


           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason

           - refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law


           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability


           - pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

           - change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)


48 | Policies You Should Know About

UNDERSTANDING DISTRIBUTIONS AND TAXES


           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.)

           The fund declares and pays distributions in June and December. Dividends or distributions declared by the fund to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

           If you purchase shares just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for federal income tax purposes, even though you may not have participated in the increase in the net asset value of the fund, regardless of whether you reinvest your dividends. To avoid "buying a dividend", check the fund's distribution dates before you invest.

           For federal income tax purposes, income and capital gains distributions are generally taxable. However, dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws generally will not be taxable. Similarly, there generally will be no federal income tax consequences when a qualified retirement plan buys or sells fund shares.


           You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account, all sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For employee-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.



                                     Understanding Distributions and Taxes  | 49

           Buying, selling or exchanging fund shares will usually have tax consequences for you (except in employer-sponsored qualified plans, IRAs or other tax advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.


           The fund has a policy, which may be modified at any time by the Board, of paying the Protected Distribution (i.e., $0.825 per share in two semi-annual payments of $0.4125 per share). This policy permits shareholders to realize a predictable level of cash flow with respect to their shares without having to sell their shares.


           To avoid any fund-level federal income or excise taxes, the fund anticipates making a special distribution in December 2007. Such distribution will not be considered a Protected Distribution and will have no effect on the fund's Protected NAV or future Protected Distributions.

           Protected Distributions will be paid from net income and net capital gains. Under normal circumstances, the fund intends to distribute net long-term capital gains, if any, in December of each year. If, for any calendar year, the Protected Distribution amount exceeds the fund's current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital up to the amount of the shareholder's tax basis in its shares. Any amount in excess of such basis shall be treated as gain from the sale of shares. Subject to the conditions of the Warranty Agreement, in the event that the fund's assets are insufficient to pay a Protected Distribution, the Warranty Provider will pay to the fund an amount sufficient to allow the fund to pay shareholders the Protected Distribution due that date plus the Aggregate Accelerated Protected Amount.


50 | Understanding Distributions and Taxes

           The federal income tax status of the fund's earnings you receive and your own fund transactions generally depend on their type:



GENERALLY TAXED AT LONG-TERM                   GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                            INCOME RATES:

DISTRIBUTIONS FROM THE FUND
THAT CONSIST OF
- gains from the sale of                       -  gains from the sale of
  securities held by the fund for                 securities held by the fund for
  more than one year (and 60%                     one year or less (and 40% of
  of any gain on certain futures                  any gain on certain futures
  contracts regardless of the                     contracts regardless of the
  fund's holding period)                          fund's holding period)
- qualified dividend income (for               -  all other taxable income
  taxable year beginning before
  January 1, 2011)

TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund                     -  gains from selling fund
  shares held for more than                      shares held for one year or
  one year                                       less



           The federal income tax treatment of any payment made by the Warranty Provider to the fund is uncertain. The fund may take the position that its right to receive payment under the Warranty Agreement is itself a capital asset and that the payment in termination of this right gives rise to capital gain rather than to ordinary income, although the Internal Revenue Service may disagree with this position.

           Any investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively impacted.

           To the extent that the fund invests in certain debt obligations, investments in these obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


                                     Understanding Distributions and Taxes  | 51

           The fund's transactions in broad-based equity index futures contracts, exchange traded options on such indices and certain other futures contracts are generally considered "Section 1256 contracts" for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as sixty percent long-term capital gain or loss and forty percent short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted above, distributions of net short-term capital gain are taxable to you as ordinary income while distributions of long-term capital gain are taxable to you as long-term capital gain, regardless of how long you have held your shares of the fund.

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal income purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply. It is not expected that a substantial portion of the fund's dividends will be designated as qualified dividend income.


           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been reduced to 15%. For more information see the Statement of Additional Information, under "Federal Income Taxes".


           The federal income tax character of distributions paid by the fund will be determined after the end of the fund's taxable year. The fund will send you detailed federal income tax information every January. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.


52 | Understanding Distributions and Taxes

           Corporations are taxed at the same rates on ordinary income and capital gains, but may be eligible for a dividends received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met.


           It is not expected that a substantial portion of the fund's dividends will be eligible for the dividends received deduction.

           The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund.


                                     Understanding Distributions and Taxes  | 53

APPENDIX A
--------------------------------------------------------------------------------
           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables do not reflect redemption fees, if any, which may be payable upon redemption. If redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


54 | Appendix A

                     DWS LifeCompass Income Fund - Class S




              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.50%              3.50%       $ 10,350.00        $   152.63
   2           10.25%        1.91%              6.70%       $ 10,669.82        $   200.74
   3           15.76%        1.91%             10.00%       $ 10.999.51        $   206.94
   4           21.55%        1.91%             13.39%       $ 11,339.40        $   213.34
   5           27.63%        1.91%             16.90%       $ 11,689.78        $   219.93
   6           34.01%        1.91%             20.51%       $ 12,051.00        $   226.72
   7           40.71%        1.91%             24.23%       $ 12,423.37        $   233.73
   8           47.75%        1.91%             28.07%       $ 12,807.26        $   240.95
   9           55.13%        1.91%             32.03%       $ 13,203.00        $   248.40
  10           62.89%        1.91%             36.11%       $ 13,610.97        $   256.07
  TOTAL                                                                        $ 2,199.45




                                                                Appendix A  | 55

APPENDIX B
--------------------------------------------------------------------------------

           Impact of Required Tax Distributions and returns of capital


           Required Tax Distributions will reduce the Protected NAV; however, if Required Tax Distributions are immediately reinvested in additional shares, your Protected Maturity Payment will remain unchanged because you will own more shares.

           SCENARIO 1A in the table illustrates a scenario where there are Required Tax Distributions that you immediately reinvest. As a result, your Protected Maturity Payment remains the same.


           SCENARIO 1B in the table illustrates the same scenario as Scenario 1 except that you do not reinvest the Required Tax Distributions you received. In this example, note that your Protected Maturity Payment goes down because you did not immediately reinvest all Required Tax Distributions.

           SCENARIO 2 in the table illustrates a different scenario where there is a return of capital. In this example, note that your market value at the end of the year goes down as does your cost basis because a portion of your initial investment was returned to you.*


           Each scenario below is strictly hypothetical and assumes income and capital gain amounts and a rate of return that may or may not be achieved by the fund.


56 | Appendix B

                                     SCENARIO 1A        SCENARIO 1B
                                     REQUIRED TAX       REQUIRED TAX
                                    DISTRIBUTIONS      DISTRIBUTIONS        SCENARIO 2
                                     IMMEDIATELY            NOT             RETURN OF
                                      REINVESTED         REINVESTED          CAPITAL
 Initial Investment                $1,000,000         $1,000,000         $1,000,000
_______________________________    __________         __________         __________
 Number of Shares
 Owned                                100,000            100,000           100,000
_______________________________    __________         __________         __________
 Protected NAV                     $   1.75           $   1.75           $   1.75
_______________________________    __________         __________         __________
 Protected Maturity Payment        $  175,000         $  175,000         $ 175,000
_______________________________    __________         __________         __________
 Fund Values (per share):
  Initial NAV                      $  10.00           $  10.00           $  10.00
_______________________________    __________         __________         __________
  Year 1 Protected
  Distribution                     $   0.825          $   0.825          $   0.825
_______________________________    __________         __________         __________
  Year 1 Income                    $   0.955          $   0.955          $   0.635
_______________________________    __________         __________         __________
  Year 1 Capital Gains             $   0.105          $   0.105          $   0.00
_______________________________    __________         __________         __________
  Year 1 Return of Capital         $   0.00           $   0.00           $   0.190
_______________________________    __________         __________         __________
  Year 1 Total Distribution
  Received                         $   1.06           $   1.06           $   0.825
_______________________________    __________         __________         __________
  Required Tax Distribution*       $   0.235          $   0.235                  -
_______________________________    __________         __________         __________
  NAV prior to distribution
  (Beginning NAV + Income +
  Capital)*                        $  11.06           $  11.06           $  10.635
_______________________________    __________         __________         __________
  NAV after distribution           $  10.00           $  10.00           $   9.81
_______________________________    __________         __________         __________
 Cash received (based on
 total shares owned)
_______________________________    __________         __________         __________
  Net Investment Income            $   95,500         $   95,500         $  63,500
_______________________________    __________         __________         __________
  Return of Capital                         -                  -         $  19,000
_______________________________    __________         __________         __________
  Capital Gains                    $   10,500         $   10,500                 -
_______________________________    __________         __________         __________
 Number of shares received
 from reinvestment of Required
 Tax Distribution (see detail
 calculation #1 below)                  2,350                  -                 -
_______________________________    __________         __________         __________
 Year 2 Adjusted Protected
 NAV per share (see detail
 calculation #2 below)*            $   1.7098         $   1.7098         $   1.75
_______________________________    __________         __________         __________
 New Number of Shares
 Owned                                102,350            100,000           100,000
_______________________________    __________         __________         __________
 Expected Shareholder
 Aggregate Target
 distribution in year 2            $   84,439         $   82,500         $  82,500
_______________________________    __________         __________         __________
 Protected Maturity Payment        $  175,000         $  170,980         $ 175,000
_______________________________    __________         __________         __________
 Cost Basis of Share -
 (maintained by shareholder)       $1,023,500         $1,000,000         $ 981,000
_______________________________    __________         __________         __________

                                                             Appendix B  | 57

                           SCENARIO 1A        SCENARIO 1B
                           REQUIRED TAX       REQUIRED TAX
                          DISTRIBUTIONS      DISTRIBUTIONS      SCENARIO 2
                           IMMEDIATELY            NOT           RETURN OF
                            REINVESTED         REINVESTED        CAPITAL
 Market Value at end
 of year 1*              $1,023,500         $1,000,000         $981,000
_____________________    __________         __________         ________
 Unrealized Gain*                 -                  -                -
---------------------    ----------         ----------         --------


 * Unrealized capital gains or losses, which also effect the NAV and the market value of your investment, are not shown in these scenarios since they do not otherwise affect the distribution calculations.


1 SHARES REINVESTED CALCULATION: Required Tax Distribution/NAV after distribution = 23,500/$10.00 = 2,350 shares


2    ADJUSTED PROTECTED NAV CALCULATION


 As described in the Prospectus, Required Tax Distributions result in a reduction of the Protected NAV.


 The adjusted Protected NAV equals the then-current Protected NAV ($1.75) divided by 1 plus the Required Tax Distribution ($0.235) divided by the NAV per share after the Required Tax Distribution ($10.00): $1.75000/[1 + ($0.2350/$10.00)] = $1.7098.


58 | Appendix B

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, call (800) 728-3337, or contact DWS Investments at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS INVESTMENTS      SEC                     DISTRIBUTOR
-----------------    --------------------    ------------------------------
PO Box 219151        100 F Street, N.E.      DWS Investments Distributors,
Kansas City, MO      Washington, D.C.        Inc.
64121-9151           20549-0102              222 South Riverside Plaza
WWW.DWS-             WWW.SEC.GOV             Chicago, IL 60606-5808
INVESTMENTS.COM      (800) SEC-0330          (800) 621-1148
(800) 728-3337




SEC FILE NUMBER:
DWS Target Fund         DWS LifeCompass Income Fund    811-04760






(09/01/08) 40-2
PRINTED ON RECYCLE PAPER                                  [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

                               SEPTEMBER 1, 2008








                                   PROSPECTUS
                              ------------------
                                CLASSES A AND C

                          DWS LIFECOMPASS PROTECT FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

CONTENTS





HOW THE FUND WORKS

  4      The Fund's Main Investment
         Strategy
 12      The Main Risks of Investing in
         the Fund
 19      The Financial Warranty
         Agreement
 21      The Fund's Performance
         History
 22      How Much Investors Pay
 24      Other Policies and Information
         and Secondary Risks
 27      Who Manages and Oversees
         the Fund
 30      Financial Highlights


HOW TO INVEST IN THE FUND

 33      Choosing a Share Class
 38      How to Buy Class A and C
         Shares
 39      How to Exchange or Sell
         Class A and C Shares
 42      Policies You Should Know
         About
 52      Understanding Distributions
         and Taxes
 57      Appendix A
 59      Appendix B

HOW THE FUND WORKS


On the next few pages, you'll find information about the fund's investment objective, the main strategies it uses to pursue that objective and the main risks that could affect performance.


Whether you are considering investing in the fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

CLASSES A AND C shares are generally intended for investors seeking the advice and assistance of a financial advisor.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.


You can find DWS prospectuses on the Internet at WWW.DWS-INVESTMENTS.COM (the Web site does not form a part of this prospectus).

                                   Class A    Class C
  ticker symbol                    PROAX      PROCX
    fund number                    453        753

    DWS LIFECOMPASS PROTECT FUND



            THE FUND'S MAIN INVESTMENT STRATEGY


            The Fund's Investment Goal


            DWS LifeCompass Protect Fund seeks to maximize total return consistent with capital preservation. The fund's investment strategies are designed to ensure that shareholders who hold their shares at the fund's maturity receive the greater of (i) the net asset value ("NAV") per share at inception ($10.00); or (ii) the highest NAV per share attained over the life of the fund; each subject to the adjustments described below (the "Protected High NAV").


            The fund seeks to achieve its objective over a ten-year investment horizon and is designed for investors that have a similar investment horizon. The fund's maturity date is November 1, 2017 (the "Maturity Date"). There is no assurance that the fund will achieve its objective.


            The fund will continuously offer its shares through the Maturity Date, unless the Board of Trustees determines it is in the fund's best interests to discontinue sales, or additional sales are not permitted under the fund's Financial Warranty Agreement described below.



            The Protected High NAV


            The Protected High NAV is determined separately for each class of shares of the fund as of the close of regular trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading (the "Calculation Date"). The Protected High NAV is not necessarily the amount you paid for your shares. Once a Protected High NAV is established, it is continuously adjusted (decreased) for any dividends, distributions, and extraordinary expenses paid by the fund subsequent to the establishment of such Protected High NAV.



4 | DWS LifeCompass Protect Fund

            Only shareholders who hold their shares on the Maturity Date are entitled to receive the Protected High NAV. See Appendix B at the back of this prospectus for examples illustrating how the Protected High NAV is determined.


            The Protected Amount

            The number of shares you own multiplied by the Protected High NAV for your class of shares is the amount the fund seeks to pay you on the Maturity Date (the "Protected Amount"). Generally, your Protected Amount will remain the same before and after any dividends or distributions paid if you reinvest all dividends and distributions in additional shares of the fund. Your Protected Amount will decrease following any dividends or distributions paid to you if you elect to receive dividends and distributions in cash. Your Protected Amount will also decrease if you redeem shares before the Maturity Date. If you redeem your shares before the Maturity Date, you will do so at the then current NAV. Your Protected Amount may differ from, and may be less than, your original investment. See Appendix B at the back of this prospectus for examples illustrating how Protected Amounts are calculated.

            The number of shares of the fund outstanding on the Maturity Date of each class of shares times the Protected High NAV for that class, collectively, is the aggregate dollar amount the fund seeks to pay out to all shareholders on the Maturity Date (the "Aggregate Protected Amount").


            The fund has entered into a Financial Warranty Agreement (the "Warranty Agreement") with Merrill Lynch Bank USA (the "Warranty Provider"), pursuant to which the Warranty Provider has issued a stand-by letter of credit to the fund, on which the fund may draw up to $1 billion (the "Financial Warranty"), provided the terms and conditions of the Warranty Agreement are satisfied. The Financial Warranty is designed to protect the fund against certain market risks of the fund's dynamic asset allocation strategy. Accordingly, the terms, conditions and limits of the Warranty Agreement are intended to ensure that the risk profile of the fund does not change during the warranty period and that the Warranty Provider does not assume any risks other than those contemplated in the Warranty Agreement. See "The Financial Warranty Agreement."



                                               DWS LifeCompass Protect Fund  | 5

            The Warranty Agreement obligates the Warranty Provider to make payments to the fund for any shortfall between the fund's aggregate net assets and: (i) the Aggregate Protected Amount on the Maturity Date; or (ii) the Accelerated Aggregate Protected Amount (as described below) in the event of an early termination of the fund. The obligation of the Warranty Provider is subject to the fund and the fund's investment advisor (the "Advisor") complying with the terms, conditions and limitations of the Warranty Agreement.

            The Financial Warranty covers issued and outstanding shares having an Aggregate Protected Amount of up to $1 billion. If the Aggregate Protected Amount of the fund exceeds
            $1 billion, the Warranty Provider is not liable for the shortfall on shares issued in excess of $1 billion. If the Aggregate Protected Amount of the fund exceeds $1 billion and the fund draws upon the Financial Warranty, the Protected High NAV of all outstanding shares would be reduced on a pro-rata basis. The fund intends to limit sales or take such other actions as may be necessary to limit the Aggregate Protected Amount to $1 billion.


            If the Board terminates the fund before the Maturity Date, shareholders who hold their shares on the early termination date will receive the greater of: (i) the then-current NAV; or (ii) the net present value of the Protected High NAV ("Accelerated Protected High NAV"). In the event of early termination, when the fund calculates its NAV and Accelerated Protected High NAV as of the early termination date, each amount will be reduced by the net present value of the estimated remaining payments otherwise due to the Warranty Provider had the fund continued to its Maturity Date (the "Accelerated Financial Warranty Fee"). When calculating the Accelerated Protected High NAV and the Accelerated Financial Warranty Fee, net present value will be calculated using a discount factor based on the yield of a zero coupon bond maturing on the Maturity Date, the yield of which is consistent with the London Interbank Offered Rates ("LIBOR") expressed in US dollars as of the date of determination.


            Because the commitments of the Warranty Provider are conditional and limited in amount, it is not completely certain that you will receive your Protected Amount. See "The Main Risks of Investing in the Fund - Financial Warranty Risk" and "The Financial Warranty Agreement."


6 | DWS LifeCompass Protect Fund

            The Fund's Principal Investment Strategies

            DYNAMIC ALLOCATION STRATEGY. The fund seeks to limit downside risk and lock in gains while retaining the potential for participation in stock market appreciation. The Advisor uses a dynamic asset allocation strategy, which is designed to protect a specified level of assets (i.e., the Aggregate Protected Amount) and ensure that such assets are available to shareholders on the Maturity Date. The Aggregate Protected Amount will change if either the Protected High NAV or number of outstanding shares change. So long as the fund has assets with a value at least equal to the net present value of the Aggregate Protected Amount, the fund will generally seek capital appreciation through stock market exposure.

            The fund allocates its assets between a managed equity portfolio (the "Active Component") and a managed fixed income portfolio (the "Reserve Component"). The fund's portfolio managers employ a disciplined approach through a proprietary, quantitative methodology to construct and rebalance the fund's portfolio. The portfolio managers evaluate a number of factors, including, but not limited to:

            -  the fund's current NAV as compared to its Protected High NAV

            -  the prevailing level of interest rates

            -  the fund's expenses

            - the current value of the fund's assets, including investments in futures contracts and related margin requirements

            - the percentage of the fund's assets allocated to the Active and Reserve Components

            -  the length of time remaining until the Maturity Date

            - the volatility of the fund's assets allocated to the Active Component

            The portfolio managers determine the percentage of the fund's portfolio to be allocated to the Active Component and the Reserve Component daily. The portfolio managers will review the underlying investments of the Active Component and the Reserve Component periodically.


                                               DWS LifeCompass Protect Fund  | 7

            Because market conditions and the level of interest rates are subject to change and because the portfolio managers evaluate the fund's allocation between the Active Component and the Reserve Component on a daily basis, it is impossible to say with any certainty exactly how much of the fund's assets will be allocated to the Active Component or the Reserve Component over any period of time.


            Under normal circumstances, as interest rates decline, more assets will be allocated to the Reserve Component because the net present value of the Aggregate Protected Amount increases. Conversely, if interest rates rise, more assets will be allocated to the Active Component because the net present value of the Aggregate Protected Amount decreases. Additionally, equity market volatility is a factor in determining asset allocations. Generally, as the level of volatility in the equity market increases, the fund may decrease its exposure to the Active Component, thus allocating more assets to the Reserve Component. On the other hand, if equity market volatility decreases, more assets may be allocated to the Active Component. In the event of a significant decline in the equity markets, all or substantially all of the fund's assets may be allocated to the Reserve Component. If this happens, such allocation to the Reserve Component may be irreversible. As the fund nears the Maturity Date, the fund generally will decrease its exposure to the Active Component by allocating more assets to the Reserve Component.

            The fund may have a higher portfolio turnover rate as compared to other mutual funds because of the periodic rebalancings required by the fund's strategy. Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year.

            ACTIVE COMPONENT. The Active Component is designed to provide the fund with exposure to global equity markets through investment in index-based securities and other instruments.

            The Active Component consists principally of futures contracts and securities of exchange-traded funds (ETFs) based on any of the indices listed below. In the future, the fund may add additional indices or change the selected indices listed below. The Active Component also includes liquid assets used to


8 | DWS LifeCompass Protect Fund
            cover futures contracts, which may consist of US government securities, shares of DWS Cash Management QP Trust (the "QP Trust"), an unregistered money market fund managed by the Advisor, and cash and cash equivalents.

            - S&P 500 INDEX: an unmanaged stock market index comprised of 500 large-capitalization US companies in a wide range of businesses, selected by Standard and Poor's Corporation.

            - RUSSELL 1000 INDEX: an unmanaged stock market index that contains the 1,000 largest stocks within the Russell 3000 Index, as determined by the Frank Russell Company. The Russell 3000 Index contains the common stocks of the 3,000 largest US companies by market capitalization.

            - RUSSELL 2000 INDEX: an unmanaged stock market index comprised of the common stocks of the 1,001st through 3,000th largest US companies by market capitalization, as determined by the Frank Russell Company.

            - S&P MIDCAP 400 INDEX: an unmanaged stock market index comprised of 400 mid-capitalization companies in a wide range of businesses, selected by Standard and Poor's Corporation.

            - MSCI EAFE INDEX: an unmanaged stock market index comprised of approximately 1,000 companies from various sectors whose primary trading markets are developed country markets located outside the US and which are selected from among the larger capitalization companies in such markets.


            By buying futures contracts, the fund participates in equity market returns (gains or losses) that are roughly comparable to investing a portion of the fund's assets directly in stocks comprising the relevant index. By holding futures contracts, the fund can rebalance its exposure to the equity markets daily with lower transaction costs than if it had invested directly in stocks. Through the use of futures contracts, the fund may effectively leverage (i.e., the fund may have equity exposure greater than the value of its assets).


            The fund may seek net equity exposure of up to 130% of total assets through index-based investments.


                                               DWS LifeCompass Protect Fund  | 9

            The fund only intends to enter into futures contracts on securities indices that are traded on recognized US-based exchanges, including, but not limited to, the Chicago Mercantile Exchange, the New York Board of Trade, the Chicago Board of Trade and the Chicago Board Options Exchange. These contracts generally provide a high degree of liquidity and a low level of counterparty performance and settlement risk.


            The fund may not enter into futures contracts unless such transactions are either "covered" or subject to appropriate asset segregation requirements. Generally, the fund segregates or earmarks an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to "cash-settle," the fund sets aside liquid assets in an amount at least equal to the fund's daily marked-to-market obligation (i.e., the fund's daily net liability, if any), rather than the contracts' notional value (i.e., the value of the underlying asset). By setting aside assets equal to its net obligation under cash-settled futures contracts, the fund may employ leverage to a greater extent than if the fund set aside assets equal to the futures contracts' full notional value. The fund bases its asset segregation policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.


            The fund generally seeks exposure to the equities markets through index-based investments, including futures contracts and ETFs based on securities indices. The fund does not seek exposure to the commodities markets and is not a trading vehicle for commodities. The fund is registered as an investment company, and the Advisor has claimed an exclusion, with respect to the fund, from registration or regulation under the Commodities Exchange Act.

            For more information on the fund's asset segregation policies for futures contracts, see "Investment Policies and Techniques" in the fund's Statement of Additional Information.


            RESERVE COMPONENT. The Reserve Component provides the fund with exposure to the US fixed income markets. The primary purpose of the Reserve Component is to protect the Aggregate Protected Amount. Generally, allocations to the Reserve Component will increase when the difference


10 | DWS LifeCompass Protect Fund
            between the fund's net assets and the net present value of the Aggregate Protected Amount decreases. In other words, the greater the positive difference, or "cushion," between the fund's net assets less the net present value of the Aggregate Protected Amount, the greater the allocation to the Active Component. The allocation of assets to the Reserve Component may be substantial at times and is expected to approach 100% as the fund nears its Maturity Date. Under normal circumstances, the Reserve Component will be invested primarily in zero coupon US government securities, shares of DWS Short Duration Plus Fund, and cash and cash equivalents. A small portion of the Reserve Component may also be invested in the QP Trust.


            In the future, the fund also may determine to allocate a portion of the Reserve Component to other DWS mutual funds or unaffiliated ETFs.

            US GOVERNMENT SECURITIES. The fund's direct investments in US government securities will consist of zero coupon US government securities that are issued by the US Treasury, which may include STRIPS (Separate Trading of Registered Interest and Principal of Securities).

            SECURITIES OF OTHER REGISTERED INVESTMENT COMPANIES. The fund may invest in securities of other registered investment companies, in excess of the limits imposed under the Investment Company Act of 1940 (the "1940 Act"), pursuant to an exemptive order obtained from the SEC. The order generally allows the fund to invest in securities of affiliated DWS mutual funds and securities of unaffiliated ETFs in excess of the 1940 Act limits. The fund currently may invest in shares of DWS Short Duration Plus Fund. The fund intends to invest in securities of ETFs as a means of achieving equity market exposure.


            DWS SHORT DURATION PLUS FUND. DWS Short Duration Plus Fund's investment objective is to provide high income while also seeking to maintain a high degree of stability of shareholders' capital. DWS Short Duration Plus Fund invests in securities of varying maturities and normally seeks to maintain an average portfolio duration of no longer than three years. DWS Short Duration Plus Fund invests, under normal market conditions, at least 65% of its total assets in fixed income



                                              DWS LifeCompass Protect Fund  | 11
            securities rated, at the time of purchase, within the top four long-term rating categories by a nationally recognized statistical rating organization (a "NRSRO") (or, if unrated, determined by the Advisor to be of similar quality).


            DWS Short Duration Plus Fund may invest up to 10% of its assets in US dollar-denominated, domestic and foreign below investment-grade fixed income securities (junk bonds) rated in the fifth and sixth long-term rating categories by a NRSRO (or, if unrated, determined by the Advisor to be of similar quality), including those whose issuers are located in countries with new or emerging securities markets.


            In an attempt to enhance returns, DWS Short Duration Plus Fund also employs a global asset allocation strategy, which invests in instruments across domestic and international fixed income and currency markets. When employing this strategy, DWS Short Duration Plus Fund may use various derivatives to attempt to enhance returns.

            QP TRUST. The QP Trust is an unregistered money market fund managed by the Advisor. The QP Trust's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust maintains a dollar-weighted average portfolio maturity of 90 days or less and only purchases investments having remaining maturities of 13 months or less. Investments of the QP Trust must be rated in one of the two highest categories by a NRSRO (or, if unrated, determined by the Advisor to be of similar quality). The Advisor does not charge a fee for managing the QP Trust, although the fund will pay its proportionate share of the expenses of the QP Trust.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


            General product risks

            ALLOCATION RISK. Allocation risk is the risk that the Advisor's proprietary strategy does not produce the desired results due to allocations between the Active Component and the Reserve Component. Investment in the Reserve Component reduces the fund's ability to participate as fully in upward equity market movements and therefore represents potential loss of


12 | DWS LifeCompass Protect Fund
            opportunity compared to a portfolio that is more heavily invested in the equity markets. For example, as the fund attains new Protected High NAVs, the Advisor's allocation strategy may require the fund to allocate additional assets to the Reserve Component, decreasing the fund's upside equity potential. If the equity markets experience a major decline, the fund's assets may become largely or entirely invested in the Reserve Component. In fact, if the value of the Active Component were to decline significantly (whether within a short period of time, including within a single day, or over a protracted period), a complete and irreversible reallocation to the Reserve Component may occur. In this circumstance, the fund would not participate in any subsequent recovery in the equity markets.


            The allocation of the fund's assets between the Active Component and the Reserve Component may result in additional transaction costs, such as brokerage commissions. This process can have an adverse effect on the performance of the fund during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the fund, may increase the fund's transaction costs and may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.


            STRATEGY RISK. A principal risk of the fund's dynamic allocation strategy is that a sudden drop in the value of the Active Component reduces the value of the fund's portfolio below the net present value of the Aggregate Protected Amount. In such a case, the fund would no longer be able to assure the payment of the Aggregate Protected Amount on the Maturity Date. Because the Advisor rebalances assets between the Active Component and the Reserve Component daily, a principal risk of the strategy is a sudden intra-day market drop that occurs before the fund's equity exposure can be reduced.

            FINANCIAL WARRANTY RISK. The Financial Warranty is designed to protect against certain market risks inherent in the dynamic allocation strategy, particularly intra-day risk. It does not protect against fund or Advisor operational risks or errors of the fund or its agents. The Warranty Agreement places investment limits on the fund, imposes asset coverage requirements and may limit the fund's ability to take certain actions, unless the Warranty Provider consents to such


                                              DWS LifeCompass Protect Fund  | 13
            actions. Such provisions may limit the fund's allocation of assets to the Active Component during the life of the fund and/or limit the portfolio managers' ability to respond to changing market conditions. If the fund or the Advisor fail to comply with the terms, conditions and limitations set forth in the Warranty Agreement, including investment limits, the Warranty Provider may cause the fund to allocate all of its assets to a defeasance portfolio (generally consisting of zero coupon US government securities) or terminate the Warranty Agreement. The Financial Warranty terminates upon termination of the Warranty Agreement.


            If the Warranty Agreement is terminated, the fund's Board will take such action as it deems to be in the best interests of the fund, including (i) determining to continue the operation of the fund without the benefit of a financial warranty; (ii) entering into an alternative warranty arrangement, which may include greater costs to the fund; or (iii) electing to terminate the fund early.


            A shareholder's ability to receive the Protected Amount may depend on the financial condition of the Warranty Provider. If the Warranty Provider becomes insolvent or its credit deteriorates substantially, payment under the Financial Warranty may not be made or may become unlikely. In such an event, the fund could take a variety of actions, including replacing the Warranty Provider. In such circumstances, the fund may incur a higher warranty fee or the terms of the new warranty agreement may be less favorable than the current Warranty Agreement.


            EARLY TERMINATION RISK. Early termination risk is the risk that the fund may be terminated and your shares liquidated before the fund's Maturity Date. If the fund were terminated before the Maturity Date, a shareholder would have to locate an alternative investment for his or her assets, which could involve transaction expenses. In the event of an early termination, the fund will redeem your shares on the early termination date at the greater of the Accelerated Protected High NAV or the then-current NAV per share of the fund. When the fund calculates its NAV and Accelerated Protected High NAV as of the early termination date, each amount will be reduced by the Accelerated Financial Warranty Fee (see "The Fund's Main Investment Strategy - The Protected Amount"). Because the Accelerated Protected High NAV accounts for the time value of money, it may be less than the current NAV per



14 | DWS LifeCompass Protect Fund
            share of the fund, and it may be less than what you paid to purchase your shares. Generally, the longer the time period remaining to the Maturity Date, the greater the discount to the Protected High NAV. In the event that the fund has insufficient assets to pay the "Accelerated Aggregate Protected Amount," which is, collectively, the Accelerated Protected High NAV of each class of shares times the number of shares outstanding of that class on the early termination date, the Warranty Provider will be required to contribute sufficient assets to cover any shortfall, subject to the terms, conditions and limitations of the Warranty Agreement.

            LIMITATIONS ON PROTECTED HIGH NAV. If you prefer to receive your dividends and distributions in cash, you should consider the appropriateness of investing in the fund. In addition, redemptions made for any reason prior to the Maturity Date will be made at the fund's then current NAV, which could result in a redeeming shareholder receiving less than the Protected High NAV (or even a shareholder's initial investment) for the redeemed shares. A shareholder's Protected Amount will be reduced by any redemptions made, and by any dividends and distributions received in the form of cash, prior to the Maturity Date.

            If the fund incurs extraordinary expenses that are not covered by the Warranty Agreement, the Protected High NAV will be reduced by the per share amount of such extraordinary expenses. Examples of such extraordinary expenses include legal fees or other costs of litigating a claim brought against the fund and income or excise taxes incurred by the fund.


            Investment-related risks

            FUTURES CONTRACTS RISK. The use of futures contracts in the manner contemplated by the fund (i.e., for return purposes and not for hedging purposes) allows the fund to leverage its assets because the use of futures contracts allows for substantially more exposure to the stock markets compared to direct investments in common stock. In a futures contract, the fund's outlay (i.e., initial margin required to purchase the contract) is small relative to equity exposure obtained through the contract. While the use of futures contracts held by the fund can magnify gains, it can also magnify losses. These losses can be substantially more than the initial margin. See "Derivatives Risk."


                                              DWS LifeCompass Protect Fund  | 15

            ETF RISK. An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or industry sector. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value ("NAV"). In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF. ETFs incur fees and expenses, such as operating expenses, licensing fees, trustee fees and marketing expenses, which are borne proportionately by ETF shareholders, such as the fund. The fund will also incur brokerage costs when purchasing and selling shares of ETFs.


            INVESTMENT COMPANY SECURITIES. Because the fund currently intends to invest in other investment companies, including ETFs, shareholders will incur not only the expenses of the fund, but also a proportionate share of the expenses of the underlying funds held by the fund (including operating costs and, in the case of unaffiliated funds, investment management fees).

            In addition, from time to time, one or more underlying DWS funds may experience relatively large investments or redemptions due to reallocations or rebalancing of the fund or other DWS fund-of-funds. These transactions will affect the underlying funds because underlying funds that experience redemptions as a result of reallocations or rebalancing may have to sell securities and underlying funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the fund's performance to the extent that the underlying funds may be required to sell securities or invest cash at times when they would otherwise not do so. To the extent that participation in the fund-of-funds structure becomes disruptive to the portfolio management of an underlying fund, such underlying fund may discontinue sales to the fund and other DWS funds following a fund-of-funds strategy.

            ZERO COUPON BOND RISK. The market value of a zero coupon bond portfolio generally is more volatile than the market value of a portfolio of fixed income securities with similar maturities that pay interest periodically. In addition, federal income tax law requires that the holder of a zero coupon bond accrue a portion of the discount at which the bond was purchased as taxable income each year, even though the holder receives no


16 | DWS LifeCompass Protect Fund
            interest payment on the bond during the year. Because the fund must distribute substantially all of its net income (including non-cash income attributable to zero coupon bonds) to its shareholders each year for federal income tax purposes, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. The fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy such distribution requirements. These actions may reduce the assets to which the fund's expenses could otherwise be allocated and may reduce the fund's rate of return.

            The following risks may apply to DWS LifeCompass Protect Fund, DWS Short Duration Plus Fund and the QP Trust. Therefore, in the sections below, the term "fund" refers to DWS LifeCompass Protect Fund, DWS Short Duration Plus Fund and the QP Trust, as applicable.



            INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities and may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, reducing the value of such a security.

            CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/ or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt



                                              DWS LifeCompass Protect Fund  | 17
            securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

            MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.


            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

            LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects the fund's estimate of its value.


            PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.

            DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended



18 | DWS LifeCompass Protect Fund
            effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


            FOREIGN INVESTMENT RISK. To the extent the fund has exposure to companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets so, to the extent the fund invests in emerging markets, it takes on greater risks. The currency of a country in which the fund has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors. The investments of the fund may be subject to foreign withholding taxes.



            THE FINANCIAL WARRANTY AGREEMENT


            To provide greater assurance that shareholders receive their Protected Amount on the Maturity Date or their Accelerated Protected Amount, in the event of early fund termination, the fund has entered into the Warranty Agreement with the Warranty Provider. In accordance with the Warranty Agreement, the Warranty Provider has issued a stand-by letter of credit to the fund, on which the fund may draw up to $1 billion (the Financial Warranty), provided the terms and conditions of the Warranty Agreement are satisfied. Unless earlier terminated, the Warranty Agreement and the Financial Warranty will continue in effect until the Maturity Date. The fund and not the fund's shareholders is the holder of the Financial Warranty. The fund's shareholders have no direct rights or claims against the Warranty Provider in the event that the Warranty Provider fails to perform its obligations under the Warranty Agreement.


            If the fund's assets are insufficient to pay the Aggregate Protected Amount on the Maturity Date or the Accelerated Aggregate Protected Amount, in the event of early fund termination, the Warranty Provider will pay the fund the difference between the Aggregate Protected Amount or the


                                              DWS LifeCompass Protect Fund  | 19

            Accelerated Aggregate Protected Amount, as the case may be, and the aggregate net assets of the fund. The Warranty Provider's obligations are subject to all of the terms, conditions and limitations of the Warranty Agreement.

            The Warranty Agreement imposes specific reporting, monitoring and substantive obligations on the fund, the Advisor and indirectly on the fund's custodian, including investment limitations. Although the parties are generally afforded some opportunity to cure breaches, failure to do so may afford the Warranty Provider the ability to cause the fund to invest all of its assets in a "defeasance portfolio," which will generally consist of zero coupon US government securities, or terminate the Warranty Agreement. The fund has delegated to the Advisor responsibility for developing internal procedures to ensure compliance with the terms of the Warranty Agreement. There is no assurance that such procedures will detect and prevent all breaches of the Warranty Agreement.


            Subject to applicable cure periods, if any, the Warranty Provider generally may cause the fund to invest in a defeasance portfolio upon the occurrence of certain events. These events include, without limitation: (i) any failure to manage the fund in all material respects in accordance with its registration statement, the Warranty Agreement and applicable law; (ii) any change in the investment adviser to the fund without the consent of the Warranty Provider; (iii) a material regulatory event or litigation event with respect to the fund or the Advisor; (iv) the issuance of fund shares in excess of $1 billion; (v) a failure to pay the warranty fee when due; or (vi) the failure to provide continuous reporting.


            In addition, subject to applicable cure periods, if any, the Warranty Provider may terminate the Warranty Agreement and the Financial Warranty prior to the Maturity Date in certain circumstances, including, but not limited to, the following: (i) any failure to manage the fund in all material respects in accordance with its registration statement, if such failure would have an adverse effect on the Warranty Provider; (ii) any change in the investment adviser or the custodian to the fund without the consent of the Warranty Provider; (iii) a failure to invest the fund's assets in a defeasance portfolio; or (iv) certain regulatory events with respect to the fund.


20 | DWS LifeCompass Protect Fund

            If the Warranty Agreement is terminated by the Warranty Provider, the fund will not receive the benefit of the Financial Warranty, and shareholders may not receive their Protected Amounts. The Warranty Provider does not have the right to terminate the fund.

            For a more detailed explanation of the events that would allow the Warranty Provider to terminate the Warranty Agreement or force the fund into a defeasance portfolio under the Warranty Agreement or of the investment limitations imposed by the Warranty Agreement, see the Appendix to the fund's Statement of Additional Information. For more information about the risks associated with the Financial Warranty and early termination, see "The Main Risks of Investing in the Fund - Financial Warranty Risk" and "Other Policies and Information and Secondary Risks - Additional Information about the Financial Warranty." See also the fund's Statement of Additional Information.



            THE FUND'S PERFORMANCE HISTORY


            Since the fund commenced operations on November 2, 2007 performance information is not available for a full calendar year.



                                              DWS LifeCompass Protect Fund  | 21

HOW MUCH INVESTORS PAY


The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.



FEE TABLE                                                   CLASS A                      CLASS C
 SHAREHOLDER FEES, paid directly from your investment
_____________________________________________________________________________________________________
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)                        5.75% 1                     None
 Maximum Deferred Sales Charge (Load)
 (as % of redemption proceeds)                                None 2                     1.00%

 ANNUAL OPERATING EXPENSES, deducted from fund assets
_____________________________________________________________________________________________________
 Management Fee 3                                            0.60%                     0.60%
 Distribution/Service (12b-1) Fee                            0.25                      1.00
 Other Expenses 4                                            0.73                      0.69
 Financial Warranty Fee 5                                    0.57                      0.57
 TOTAL ANNUAL OPERATING EXPENSES                             2.15                      2.86
 Less Expense Waiver/Reimbursement                           0.40                      0.36
 NET ANNUAL OPERATING EXPENSES 6                             1.75                      2.50



1 Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class - Class A shares").


2 The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Choosing a Share Class - Class A shares") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

3 In the event that all of the fund's assets are completely and irreversibly allocated to the Reserve Component, the fund's 0.60% management fee will decrease to 0.30%.

4 "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.

5 In the event that all of the fund's assets are completely and irreversibly allocated to the Reserve Component, the fund's 0.57% financial warranty fee will decrease to 0.30%.

6 Net Annual Operating Expenses include other operating expenses, which are capped at 1.75% and 2.50% for Class A and Class C shares, respectively, through September 30, 2009. The fee caps do not include acquired fund fees and expenses, if any, or extraordinary expenses, brokerage, taxes and interest.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


22 | DWS LifeCompass Protect Fund

EXAMPLE               1 YEAR      3 YEARS      5 YEARS      10 YEARS
EXPENSES, assuming you sold your shares at the end of each period
__________________________________________________________________
 Class A shares        $743       $1,173       $1,628       $2,885
 Class C shares        $353       $  852       $1,477       $3,160

 EXPENSES, assuming you kept your shares
__________________________________________________________________
 Class A shares        $743       $1,173       $1,628       $2,885
 Class C shares        $253       $  852       $1,477       $3,160




                                              DWS LifeCompass Protect Fund  | 23

OTHER POLICIES AND INFORMATION AND SECONDARY RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

           - Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval.


           - The fund may trade actively. This could raise transaction costs (thus lowering return) and could mean distributions at higher tax rates.



           Additional Information about the Financial
           Warranty


           WARRANTY PROVIDER. The Warranty Provider is Merrill Lynch Bank USA, an industrial bank licensed pursuant to the laws of the State of Utah with a principal place of business in Salt Lake City, Utah. As of August 25, 2008, the long-term unsecured debt obligations of the Warranty Provider had received a credit rating of "A2" from Moody's, "A+" from Fitch and "A+" from Standard & Poor's, each a nationally recognized statistical rating organization.

           Under the Warranty Agreement, the fund will pay to the Warranty Provider a fee at an annual rate equal to 0.57% of the average daily net assets of the fund. In the event that the fund becomes completely and irreversibly invested in the Reserve Component, the fee payable to the Warranty Provider will be reduced to an annual rate of 0.30% of the fund's average daily net assets.


           The Warranty Provider has not participated in the organization of the fund. The Warranty Provider makes no representation regarding the advisability of an investment in the fund. Additional information about the Warranty Provider can be found in the Statement of Additional Information.

           The fund will provide you with a copy of the most recent financial reports of the Warranty Provider, free of charge, upon request. To receive a copy of these reports please contact the fund at the telephone number or write to the fund at the address shown on the outside back cover of this prospectus.


24 | Other Policies and Information and Secondary Risks

           Maturity Date and Early Termination


           OPTIONS ON THE MATURITY DATE. The Board may, at the recommendation of the Advisor, elect to (i) continue the operation of the fund after the Maturity Date without the benefit of a Protected High NAV feature; (ii) continue the operation of the fund by setting a new Maturity Date with a Protected High NAV feature; (iii) terminate the fund as of the Maturity Date; or (iv) take any other actions the Board determines is in the best interests of the fund. The Board may take any of these actions without shareholder approval, unless otherwise required by law. You will receive notice of your options at least sixty (60) days before the Maturity Date. In all cases, you will have the right to redeem your shares on the Maturity Date for cash at the greater of the fund's NAV per share on the Maturity Date or the Protected High NAV (assuming the Advisor's allocation strategy is successful or the Financial Warranty is still in effect). If you elect to continue your investment in the fund after the Maturity Date, the Warranty Provider will contribute sufficient assets to the fund, if necessary, to ensure that the value of the remaining shareholder accounts on the Maturity Date is at least equal to their Aggregate Protected Amount. After making any required payments under the Warranty Agreement, the Warranty Provider is under no further obligation to make payments to the fund. The Warranty Provider may or may not issue a new financial warranty to the fund after the Maturity Date, and is under no present obligation to do so.

           You may also exchange your shares into another DWS fund on the Maturity Date. Please keep in mind that an exchange is a taxable event for federal income tax purposes, and you may be subject to a sales charge of the fund you exchange into.

           EARLY TERMINATION - BOARD EARLY TERMINATION. The Board may terminate the fund if: (i) the Board determines that the fund's asset size is not economically viable; (ii) the fund becomes irreversibly allocated to the Reserve Component; (iii) the fund's Advisor resigns or is terminated and the Board determines that a replacement investment advisor will not be appointed; or (iv) the Board determines that it is otherwise in the best interests of the fund to terminate the fund. In the event that the fund is terminated before its Maturity Date, you will be entitled to redeem your shares on the early termination date at the greater of the Accelerated Protected High NAV or the then-current NAV per share of the fund. When the fund calculates its NAV and Accelerated Protected High NAV as of the early termination



                        Other Policies and Information and Secondary Risks | 25 date, each amount will be reduced by the Accelerated Financial Warranty Fee (see "The Fund's Main Investment Strategy - The Protected Amount"). The Warranty Provider cannot terminate the fund. Although, under certain circumstances, the Warranty Provider may terminate the fund's Financial Warranty or cause the fund to allocate all of its assets to the Reserve Component.

           The Accelerated Protected High NAV is equal to the net present value of the fund's Protected High NAV. As mentioned above, when calculating the Accelerated Protected High NAV, the net present value of the Protected High NAV will be calculated using a discount factor based on the yield of a zero coupon bond maturing on the Maturity Date, the yield of which is consistent with LIBOR expressed in US dollars as of the date of determination. Because the computation accounts for the time value of money, the Accelerated Protected High NAV will be less than the Protected High NAV and may be less than the current NAV per share of the fund. The Accelerated Protected High NAV also may be less than what you paid to purchase your shares. Generally, the longer the time remaining to the Maturity Date, the greater the discount of the Accelerated Protected High NAV to the Protected High NAV. In the event that the fund has insufficient assets to pay the Accelerated Aggregate Protected Amount, which is, collectively, the Accelerated Protected High NAV of each class of shares times the number of shares outstanding of that class on the early termination date, the Warranty Provider will be required to contribute sufficient assets to cover any shortfall, up to the limits of the Financial Warranty.


           You will receive at least 60 days' prior written notice of an early termination. If a notice of termination is declared for the fund, the fund will cease selling shares to new shareholders. The notice will include information on the Accelerated Protected High NAV and the date your shares are expected to be redeemed.


           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


26 | Other Policies and Information and Secondary Risks

           Keep in mind that there is no assurance that the fund will achieve its objective.

           A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


           DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


                                         Who Manages and Oversees the Fund  | 27

           MANAGEMENT FEE. The Advisor will receive a management fee from the fund.

           The fund pays the Advisor under the investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.60% of the fund's average daily net assets. In the event that the fund becomes completely and irreversibly invested in the Reserve Component, the Advisor has contractually agreed to reduce its fee to an annual rate of 0.30% of the fund's average daily net assets for the remainder of the warranty period. Additionally, in such an event, the financial warranty fee under the Warranty Agreement will be reduced to an annual rate of 0.30% of the fund's average daily net assets.


           A discussion regarding the basis for the Board's approval of the fund's investment management agreement is contained in the fund's shareholder report for the annual period ended April 30 (see "Shareholder reports" on the back cover).


           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor for providing most of the fund's administrative services. The fee is paid at an annual rate of 0.10% of the average daily net assets of the fund.


28 | Who Manages and Oversees the Fund

Portfolio management

The fund is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. The portfolio managers' responsibilities include making purchase and sale decisions, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the fund.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
- Global Head of Quantitative Strategies Portfolio Management: New York.
- Joined the fund in 2007.
- BS, The Wharton School, University of Pennsylvania.

Inna Okounkova
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate Portfolio Manager in 2001.
- Global Asset Allocation Portfolio Manager: New York.
- Joined the fund in 2007.
- BS, MS, Moscow State University; MBA, University of Chicago.

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
- Portfolio Manager for Retail Mortgage Backed Securities: New York.
- Joined the fund in 2007.
- BIS, University of Minnesota.


The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.



                                         Who Manages and Oversees the Fund  | 29

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).

DWS LifeCompass Protect Fund - Class A




YEAR ENDED APRIL 30,                                      2008a
-------------------------------------------------    --------------
SELECTED PER SHARE DATA
-----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $  10.00
-------------------------------------------------      --------
Income (loss) from investment operations:
  Net investment income b                                   .09
_________________________________________________      ________
  Net realized and unrealized gain (loss)                (  .73)
-------------------------------------------------      --------
  TOTAL FROM INVESTMENT OPERATIONS                       (  .64)
_________________________________________________      ________
Less distributions from:
  Net investment income                                  (  .05)
_________________________________________________      ________
NET ASSET VALUE, END OF PERIOD                         $   9.31
-------------------------------------------------      --------
Total Return (%) c,d,e                                   ( 6.43)**
-------------------------------------------------      --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------
Net assets, end of period ($ millions)                        6
_________________________________________________      ________
Ratio of expenses before expense reductions (%)            2.37*
_________________________________________________      ________
Ratio of expenses after expense reductions (%)             1.70*
_________________________________________________      ________
Ratio of net investment income (%)                         1.91*
_________________________________________________      ________
Portfolio turnover rate (%)                                  88**
-------------------------------------------------      --------




a For the period from November 2, 2007 (commencement of operations) to April 30, 2008.

b    Based on average shares outstanding during the period.

c    Total return does not reflect the effect of any sales charges.

d    Total return would have been lower had certain expenses not been reduced.

e Includes a reimbursement from the Advisor to reimburse the effect of a loss incurred as the result of an operation error during the period. Excluding this reimbursement, total return would have been (6.44%).

*    Annualized

**   Not annualized


30 | Financial Highlights

DWS LifeCompass Protect Fund - Class C




YEAR ENDED APRIL 30,                                      2008a
-------------------------------------------------    --------------
SELECTED PER SHARE DATA
-----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $  10.00
-------------------------------------------------      --------
Income (loss) from investment operations:
  Net investment income b                                   .06
_________________________________________________      ________
  Net realized and unrealized gain (loss)                (  .74)
-------------------------------------------------      --------
  TOTAL FROM INVESTMENT OPERATIONS                       (  .68)
_________________________________________________      ________
Less distributions from:
  Net investment income                                  (  .04)
_________________________________________________      ________
NET ASSET VALUE, END OF PERIOD                         $   9.28
-------------------------------------------------      --------
Total Return (%) c,d,e                                   ( 6.85)**
-------------------------------------------------      --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------
Net assets, end of period ($ millions)                        2
_________________________________________________      ________
Ratio of expenses before expense reductions (%)            3.10*
_________________________________________________      ________
Ratio of expenses after expense reductions (%)             2.43*
_________________________________________________      ________
Ratio of net investment income (%)                         1.18*
_________________________________________________      ________
Portfolio turnover rate (%)                                  88**
-------------------------------------------------      --------




a For the period from November 2, 2007 (commencement of operations) to April 30, 2008.

b    Based on average shares outstanding during the period.

c    Total return does not reflect the effect of any sales charges.

d    Total return would have been lower had certain expenses not been reduced.

e Includes a reimbursement from the Advisor to reimburse the effect of a loss incurred as the result of an operation error during the period. Excluding this reimbursement, total return would have been (6.86%).

*    Annualized

**   Not annualized


                                                      Financial Highlights  | 31

HOW TO INVEST IN THE FUND


Offered in this prospectus are share classes noted on the cover of the prospectus. Each class has its own fees and expenses, offering you a choice of cost structures. The fund may offer other classes of shares in a separate prospectus. These shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

THE FOLLOWING PAGES TELL YOU HOW TO INVEST IN THE FUND AND WHAT TO EXPECT AS A SHAREHOLDER. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Investments, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.


You can find out more about the topics covered here by speaking with your FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR OTHER INVESTMENT PROVIDER.


Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. YOU MAY WANT TO ASK YOUR FINANCIAL ADVISOR TO HELP YOU WITH THIS DECISION.

CHOOSING A SHARE CLASS


We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief description and comparison of the main features of each class.



 CLASSES AND FEATURES                         POINTS TO HELP YOU COMPARE
 CLASS A
 -  Sales charge of up to 5.75% charged       -  Some investors may be able to reduce
    when you buy shares                          or eliminate their sales charge; see
                                                 "Class A shares"
 -  In most cases, no charge when you
     sell shares                             -  Total annual expenses are lower than
                                                those for Class C
 -  Up to 0.25% annual shareholder
    servicing fee

 CLASS C
 -  No sales charge when you buy shares       -  Unlike Class A shares, Class C shares
                                                 do not have a sales charge when
 -  Deferred sales charge of 1.00%,              buying shares, but have higher annual
    charged when you sell shares you             expenses than those for Class A
    bought within the last year                  shares and a one year deferred sales
 -  0.75% annual distribution fee and up         charge
    to 0.25% annual shareholder servicing
    fee



Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. The fund may pay financial advisors or other intermediaries compensation for the services they provide to their clients. This compensation may vary depending on the share class and fund you buy. Your financial advisor may also receive compensation from the Advisor and/or its affiliates. Please see "Financial intermediary support payments" for more information.




                                                    Choosing a Share Class  | 33

           Class A shares


           Class A shares may make sense for long-term investors, especially those who are eligible for a reduced or eliminated sales charge.

           Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Because the shareholder servicing fee is continuous in nature, it may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

           Class A shares have an up-front sales charge that varies with the amount you invest:


                              FRONT-END SALES          FRONT-END SALES
                                CHARGE AS %          CHARGE AS % OF YOUR
YOUR INVESTMENT            OF OFFERING PRICE 1,2       NET INVESTMENT 2
  Up to $50,000                   5.75%                     6.10%
$    50,000-$99,999               4.50                      4.71
$  100,000-$249,999               3.50                      3.63
$  250,000-$499,999               2.60                      2.67
$  500,000-$999,999               2.00                      2.04
  $1 million or more            see below                see below


           1   The offering price includes the sales charge.

           2 Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.


           YOU MAY BE ABLE TO LOWER YOUR CLASS A SALES CHARGE IF:

           - you plan to invest at least $50,000 in Class A shares (including Class A shares in other retail DWS funds) over the next 24 months ("Letter of Intent")

           - the amount of Class A shares you already own (including Class A shares in other retail DWS funds) plus the amount you're investing now in Class A shares is at least $50,000 ("Cumulative Discount")

           - you are investing a total of $50,000 or more in Class A shares of several retail DWS funds on the same day ("Combined Purchases")

34 | Choosing a Share Class

           The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.

           For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the DWS family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

           To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.


           For more information about sales charge discounts, please visit www.dws-investments.com (click on the link entitled "Fund Sales Charge and Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase or Redemption of Shares" in the fund's Statement of Additional Information.

           IN CERTAIN CIRCUMSTANCES, YOU MAY BE ABLE TO BUY CLASS A SHARES WITHOUT A SALES CHARGE. For example, the sales charge will be waived if you are reinvesting dividends or distributions or if you are exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in Class A shares of the fund. In addition, a sales charge waiver may apply to transactions by certain retirement plans and certain other entities or persons (e.g., affiliated persons of Deutsche Asset Management or the DWS funds) and with respect to certain types of investments (e.g., an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services).



                                                    Choosing a Share Class  | 35

           Details regarding the types of investment programs and categories of investors eligible for a sales charge waiver are provided in the fund's Statement of Additional Information.

           There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charge for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

           IF YOU'RE INVESTING $1 MILLION OR MORE, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge ("Large Order NAV Purchase Privilege"). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within the following six months. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


36 | Choosing a Share Class

           Class C shares

           Class C shares may appeal to investors who plan to sell some or all of their shares within six years of buying them or who aren't certain of their investment time horizon.

           With Class C shares, you pay no up-front sales charge to the fund. Class C shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

           Class C shares have a CDSC, but only on shares you sell within one year of buying them:


   YEAR AFTER YOU BOUGHT SHARES        CDSC ON SHARES YOU SELL
  First year                                    1.00%
  Second year and later                         None


           This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


           While Class C shares do not have an up-front sales charge, their higher annual expenses mean that, over the years, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.

           Orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.


                                                    Choosing a Share Class  | 37

How to BUY Class A and C Shares




 FIRST INVESTMENT                                ADDITIONAL INVESTMENTS
 $1,000 or more for most accounts               $50 or more for regular accounts and
 $500 or more for IRAs                          IRAs
 $500 or more for an account with an            $50 or more for an account with an
 Automatic Investment Plan                      Automatic Investment Plan


 THROUGH A FINANCIAL ADVISOR
 -  To obtain an application, contact your      -  Contact your advisor using the
    advisor                                        method that's most convenient for you

 BY MAIL OR EXPRESS MAIL (SEE BELOW)
 -  Fill out and sign an application            -  Send a check payable to "DWS
                                                   Investments" and an investment slip
 -  Send it to us at the appropriate
    address, along with an investment           -  If you don't have an investment slip,
    check made payable to "DWS                     include a letter with your name,
    Investments"                                   account number, the full name of the
                                                   fund and the share class and your
                                                   investment instructions

 BY WIRE
 -  Call (800) 621-1048 for instructions        -  Call (800) 621-1048 for instructions

 BY PHONE
 Not available                                  -  Call (800) 621-1048 for instructions

 WITH AN AUTOMATIC INVESTMENT PLAN
 -  Fill in the information on our              -  To set up regular investments from a
    application including a check for the          bank checking account call (800) 621-
    initial investment and a voided check          1048 ($50 minimum)

 USING QuickBuy
 Not available                                  -  Call (800) 621-1048 to make sure
                                                   QuickBuy is set up on your account; if
                                                   it is, you can request a transfer from
                                                   your bank account of any amount
                                                   between $50 and $250,000

 ON THE INTERNET
 Not available                                  -  Call (800) 621-1048 to ensure you have
                                                   electronic services
                                                -  Register at www.dws-
                                                   investments.com or log in if already
                                                   registered
                                                -  Follow the instructions for buying
                                                   shares with money from your bank
                                                   account



--------------------------------------------------------------------------------

REGULAR MAIL:

First Investment: DWS Investments, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: DWS Investments, PO Box 219154, Kansas City, MO 64121-9154


EXPRESS, REGISTERED OR CERTIFIED MAIL:

DWS Investments, 210 West 10th Street, Kansas City, MO 64105-1614


38 | How to Buy Class A and C Shares

How to EXCHANGE or SELL Class A and C Shares


 EXCHANGING INTO ANOTHER FUND                    SELLING SHARES

 -  Exchanges into existing accounts:           Some transactions, including most for
                                                over $100,000, can only be ordered in
    $50 minimum per fund                        writing with a signature guarantee;
 -  Exchanges into new accounts:                please see "Signature Guarantee"
    $1,000 minimum per fund for most
    accounts
    $500 minimum for IRAs

 THROUGH A FINANCIAL ADVISOR
 -  Contact your advisor using the              -  Contact your advisor using the
    method that's most convenient for you          method that's most convenient for you

 BY PHONE                                        BY PHONE OR WIRE
 -  Call (800) 621-1048 for instructions        -  Call (800) 621-1048 for instructions

 BY MAIL OR EXPRESS MAIL
 (see previous page for address)
 Write a letter that includes:                  Write a letter that includes:
 -  the fund, class and account number          -  the fund, class and account number
    you're exchanging out of                       from which you want to sell shares
 -  the dollar amount or number of shares       -  the dollar amount or number of shares
    you want to exchange                           you want to sell
 -  the name and class of the fund you          -  your name(s), signature(s) and
    want to exchange into                          address, as they appear on your account
 -  your name(s), signature(s) and
    address, as they appear on your               -  a daytime telephone number
    account
 -  a daytime telephone number

 WITH AN AUTOMATIC EXCHANGE PLAN                WITH AN AUTOMATIC WITHDRAWAL PLAN
 -  To set up regular exchanges from a          -  Call (800) 621-1048 (minimum $50)
    fund account, call (800) 621-1048

 USING QuickSell
 Not available                                  -  Call (800) 621-1048 to make sure
                                                   QuickSell is set up on your account; if
                                                   it is, you can request a transfer to your
                                                   bank account of any amount between
                                                   $50 and $250,000
 ON THE INTERNET
 -  Register at www.dws-                        -  Register at www.dws-
    investments.com or log in if already           investments.com or log in if already
    registered                                     registered
 -  Follow the instructions for making on-      -  Follow the instructions for making on-
    line exchanges                                 line redemptions



--------------------------------------------------------------------------------


TO REACH US:      WEB SITE: www.dws-investments.com
                  TELEPHONE REPRESENTATIVE: (800) 621-1048, M-F, 9 a.m. - 6 p.m. ET
                  TDD LINE: (800) 972-3006, M-F, 9 a.m. - 6 p.m. ET




                              How to Exchange or Sell Class A and C Shares  | 39

           Financial intermediary support payments


           The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected financial advisors in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.


           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


40 | How to Exchange or Sell Class A and C Shares

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .10% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of


                              How to Exchange or Sell Class A and C Shares | 41 broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


POLICIES YOU SHOULD KNOW ABOUT


           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.


           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.


           Policies about transactions

           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.


42 | Policies You Should Know About

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated, less any applicable sales charge.

           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in the fund.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           INITIAL PURCHASE. The minimum initial investment for Class A and C shares is $1,000, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor,


                                            Policies You Should Know About  | 43
           for which there is no minimum initial investment; and IRAs, for which the minimum initial investment is $500 per account. The minimum initial investment is $500 per account if you establish an automatic investment plan. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements.


           SUB-MINIMUM BALANCES. The fund may close your account and send you the proceeds if your balance falls below $1,000 ($250 for retirement accounts and $500 for accounts with an Automatic Investment Plan funded with $50 or more per month in subsequent investments). We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

           The fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The



44 | Policies You Should Know About
           fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           Shareholders are limited to four roundtrip transactions in the same DWS Fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS Fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS Fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS Fund are not affected by the four roundtrip transaction limitation.

           The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified funds-of-funds.

           In certain circumstances where shareholders hold shares of the fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS Funds' policy, may permit certain transactions not permitted by the DWS Funds' policies, or prohibit transactions not subject to the DWS Funds' policies.


           The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example,


                                            Policies You Should Know About  | 45
           certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


           In addition, if the fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


           The fund's market timing policies and procedures may be modified or terminated at any time.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY CALLING (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Investments. You can also use this service to make exchanges and to purchase and sell shares.


           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House





THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Investments Web site can be a valuable resource for shareholders with Internet access. Go to WWW.DWS-INVESTMENTS.COM to get up-to-date information, review balances or even place orders for exchanges.




46 | Policies You Should Know About

           (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 621-1048 at a later date.

           Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           THE FUND DOES NOT ISSUE SHARE CERTIFICATES.

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.


           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check drawn on a US bank, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that the fund does not accept payment in the following forms: cash, money orders, traveler's checks, starter checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. In addition, the fund generally does not accept third party checks. A third party check is any check not made payable directly to DWS Investments, except for any check payable to you from one of your other DWS accounts. Under certain circumstances, the fund may accept a third party check (i) for retirement plan contributions, asset transfers and rollovers, (ii) as contributions into Uniform Gift to Minors Act/Uniform Transfers to Minors Act accounts, (iii) payable from acceptable US and state government agencies, and (iv) from other DWS funds (such as a redemption or dividend check) for investment only in






THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.









                                            Policies You Should Know About  | 47
           a similarly registered account. Subject to the foregoing, checks should normally be payable to DWS Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check.


           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 621-1048 or contact your financial advisor for more information.

           WHEN YOU SELL SHARES THAT HAVE A CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for - whichever results in the lower charge to you. In processing orders to sell shares, the shares with the lowest CDSC are sold first. Exchanges from one fund into another don't affect CDSCs; for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

           There are certain cases in which you may be exempt from a CDSC. These include:

           - the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist


           - withdrawals made through an automatic withdrawal plan up to a maximum of 12% per year of the net asset value of the account


48 | Policies You Should Know About

           -  withdrawals related to certain retirement or benefit plans

           - redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

           - for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies the Distributor that the dealer waives the applicable commission

           - for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

           In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.


           IF YOU SELL SHARES IN A DWS FUND AND THEN DECIDE TO INVEST WITH DWS INVESTMENTS AGAIN WITHIN SIX MONTHS, you may be able to take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a DWS fund at its current NAV and, for purposes of a sales charge, it will be treated as if it had never left DWS Investments.


           You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares (if available) with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.


           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited



                                            Policies You Should Know About  | 49
           redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system. The fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."


           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING



           The price at which you buy shares is based on the NAV per share calculated after the order is received by the transfer agent, although for Class A shares it will be adjusted to allow for any applicable sales charge (see "Choosing a Share Class"). The price at which you sell shares is also based on the NAV per share calculated after the order is received by the transfer agent, although a CDSC may be taken out of the proceeds (see "Choosing a Share Class").

           FOR THE UNDERLYING FUNDS IN WHICH THE FUND INVESTS, WE USE THE NAV OF THE UNDERLYING FUNDS. FOR OTHER SECURITIES, WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or



50 | Policies You Should Know About
           a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

           TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)


           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time


           - withhold a portion of your distributions and redemption proceeds for federal income tax purposes if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications including certification that you are not subject to backup withholding


           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason

                                            Policies You Should Know About  | 51

           - refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law

           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less sales charge, if any); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

           - pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less


           - change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)


UNDERSTANDING DISTRIBUTIONS AND TAXES

           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or distribution for a given period.

           The fund has a regular schedule for paying out any earnings to shareholders. Income dividends and short-term and long-term capital gains are paid annually in December. Dividends or distributions declared to shareholders of record in the last



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.



52 | Understanding Distributions and Taxes
           quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.


           If you purchase shares just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for federal income tax purposes, even though you may not have participated in the increase in the net asset value of the fund, regardless of whether you reinvest the dividends. To avoid "buying a dividend," check the fund's distribution dates before you invest.


           For federal income tax purposes, income and capital gains distributions are generally taxable. However, dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws generally will not be taxable. Similarly, there generally will be no federal income tax consequences when a qualified retirement plan buys or sells fund shares.

           You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will be reinvested in shares of the same fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. Receiving your distributions in cash will reduce your Protected Amount at the Maturity Date. For employee-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

           Buying, selling or exchanging fund shares will usually have tax consequences for you (except in employer-sponsored qualified plans, IRAs or other tax advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.


                                     Understanding Distributions and Taxes  | 53

           The federal income tax status of the fund's earnings you receive and your own fund transactions generally depend on their type:



GENERALLY TAXED AT LONG-TERM                   GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                            INCOME RATES:
DISTRIBUTIONS FROM THE FUND
THAT CONSIST OF:
- gains from the sale of                       -  gains from the sale of
  securities held by the fund for                 securities held by the fund for
  more than one year (and 60%                     one year or less (and 40% of
  of any gain on certain futures                  any gain on certain futures
  contracts regardless of the                     contracts regardless of the
  fund's holding period)                          fund's holding period)
- qualified dividend income (for               -  all other taxable income
  taxable year beginning before
  January 1, 2011)
TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund                      -  gains from selling fund
  shares held for more than                       shares held for one year or
  one year                                        less



           The federal income tax treatment of any payment made by the Warranty Provider to the fund is uncertain. The fund may take the position that its right to receive payment under the Warranty Agreement is itself a capital asset and that the payment in termination of this right gives rise to capital gain rather than to ordinary income, although the Internal Revenue Service may disagree with this position.

           Any investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively impacted.

           To the extent that the fund invests in certain debt obligations, investments in these obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


54 | Understanding Distributions and Taxes

           The fund's transactions in broad based equity index futures contracts, exchange traded options on such indices and certain other futures contracts are generally considered "Section 1256 contracts" for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss recognized on actual sales of
           Section 1256 contracts is treated in the same manner. As noted above, distributions of net short-term capital gains are taxable to you as ordinary income while distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have held your shares of the fund.


           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal income purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply. It is not expected that a substantial portion of the fund's dividends will be designated as qualified dividend income.


           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been reduced to 15%. For more information see the Statement of Additional Information, under "Taxes."


           The federal income tax character of distributions paid by the fund will be determined after the end of the fund's taxable year. The fund will send you detailed federal income tax information every January. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.


                                     Understanding Distributions and Taxes  | 55

           Corporations are taxed at the same rates on ordinary income and capital gains, but may be eligible for a dividends received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met. It is not expected that a substantial portion of the fund's dividends will be eligible for the dividends received deduction.


           The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund.


56 | Understanding Distributions and Taxes

APPENDIX A
--------------------------------------------------------------------------------
           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


                                                                Appendix A  | 57

                    DWS LifeCompass Protect Fund - Class A




              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               5.75%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.75%             -2.69%       $  9,731.31        $   742.62
   2           10.25%        2.15%              0.09%       $ 10,008.65        $   212.20
   3           15.76%        2.15%              2.94%       $ 10,293.90        $   218.25
   4           21.55%        2.15%              5.87%       $ 10,587.28        $   224.47
   5           27.63%        2.15%              8.89%       $ 10,889.02        $   230.87
   6           34.01%        2.15%             11.99%       $ 11,199.35        $   237.45
   7           40.71%        2.15%             15.19%       $ 11,518.53        $   244.22
   8           47.75%        2.15%             18.47%       $ 11,846.81        $   251.18
   9           55.13%        2.15%             21.84%       $ 12,184.45        $   258.34
  10           62.89%        2.15%             25.32%       $ 12,531.70        $   265.70
  TOTAL                                                                        $ 2,885.30



DWS LifeCompass Protect Fund - Class C





              MAXIMUM           INITIAL HYPOTHETICAL                      ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                           OF RETURN:
               0.00%                   $10,000                                 5%
             CUMULATIVE        ANNUAL       CUMULATIVE            HYPOTHETICAL
           RETURN BEFORE        FUND       RETURN AFTER      YEAR-END BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND               FEES AND              FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES               EXPENSES              EXPENSES
   1            5.00%        2.50%              2.50%             $ 10,250.00           $   253.13
   2           10.25%        2.86%              4.69%             $ 10,469.35           $   296.29
   3           15.76%        2.86%              6.93%             $ 10,693.39           $   302.63
   4           21.55%        2.86%              9.22%             $ 10,922.23           $   309.10
   5           27.63%        2.86%             11.56%             $ 11,155.97           $   315.72
   6           34.01%        2.86%             13.95%             $ 11,394.71           $   322.47
   7           40.71%        2.86%             16.39%             $ 11,638.55           $   329.38
   8           47.75%        2.86%             18.88%             $ 11,887.62           $   336.42
   9           55.13%        2.86%             21.42%             $ 12,142.01           $   343.62
  10           62.89%        2.86%             24.02%             $ 12,401.85           $   350.98
  TOTAL                                                                                 $ 3,159.74




58 | Appendix A

APPENDIX B
--------------------------------------------------------------------------------
           Calculation of Protected Amount



           If you hold your fund shares until the Maturity Date, you will be entitled to the greater of the fund's NAV per share on the Maturity Date or the Protected High NAV. The amount you can expect to receive
           - the Protected Amount - is the product of the Protected High NAV for your class and the number of shares you own. If the fund is unable to pay the Aggregate Protected Amount on the Maturity Date, the Warranty Provider, subject to the conditions and limitations of the Warranty Agreement, is obligated to pay the amount of any shortfall between the Aggregate Protected Amount and the aggregate net assets of the fund on the Maturity Date.


           Below are several illustrations indicating how the Protected Amount would be calculated under different circumstances.

           These examples relate to Class A shares and start with the following assumptions:

           AMOUNT OF PURCHASE: $20,000
           NET ASSET VALUE AT TIME OF PURCHASE: $10.00 per share
           PROTECTED HIGH NAV AT TIME OF PURCHASE: $10.00 per share
           PUBLIC OFFERING PRICE PER SHARE, INCLUDING 5.75% SALES CHARGE:
           $10.61
           TOTAL SALES LOAD PAID AT PURCHASE: $1,150 (5.75% of $20,000)
           TOTAL NUMBER OF SHARES PURCHASED: 1,885 (20,000/
           $10.61 per share = 1,885 shares)
           OTHER ASSUMPTIONS: You hold your shares until the Maturity Date and, if the fund's investment strategy is otherwise unsuccessful, there is no default in connection with the Warranty Agreement by either the fund, the Advisor or the Warranty Provider, and the Financial Warranty has not been terminated. Numbers are rounded.

           EXAMPLE 1: The fund's highest NAV per share attained for Class A shares on a Calculation Date is $11.00 per share and no dividends or distributions are paid after that value is reached.


                                                                Appendix B  | 59

           You are entitled to receive $20,735.00 on the Maturity Date, which is equal to the Protected High NAV times the number of shares that you own on the Maturity Date ($11.00 x 1,885 = $20,735.00).

           EXAMPLE 2: Make the same assumptions as in Example 1, except that the fund's NAV per share reaches its highest point of $10.00 per share on the date of your purchase, and no dividends or distributions are paid by the fund after this date. The net asset value subsequently declines to $9.00.

           The amount payable to you upon redemption at the Maturity Date would be $18,850 (1,885 x $10.00), the shares you purchased times the Protected High NAV at the time of purchase.

           Examples 3 and 4 illustrate the effects of dividends and distributions on your Protected Amount. Although the Protected High NAV will decline as dividends and distributions are paid out, this decline will be offset by an increase in the number of shares you own if you reinvest the dividends and distributions. If you redeem your shares prior to the Maturity Date, you will not be entitled to receive the Protected High NAV on those shares. If you redeem shares, you will then hold fewer shares, thereby reducing your Protected Amount. A redemption made from the fund prior to the Maturity Date will be made at the fund's then-current NAV per share, less any applicable sales charges, which may be lower than the Protected High NAV.

           EXAMPLE 3: Same assumptions as above, except that the Class A shares' highest NAV per share on a Calculation Date has previously reached $12.50 per share. The NAV subsequently declines to $12.00 per share on the most recent Calculation Date, and a $1.00 dividend per share is declared, which you decide to reinvest. Thus, on the most recent Calculation Date, the NAV per share is $11.00 (remember the dividend is paid out of fund assets - $12.00 - $1.00 = $11.00).

           The new Protected High NAV is the greater of:

           1. $11.00 per share (the NAV per share on the Calculation Date), or:

           2. then-current Protected High NAV ($12.50) divided by 1 plus the share distribution amount on the current Calculation Date ($1.00) plus extraordinary expenses, if any ($0.00), divided by the NAV per share on the current Calculation Date, ($11.00):
               ($12.50/[1 + ($1.00/$11.00)] = $11.46

60 | Appendix B

           Because $11.46 is greater than the NAV per share on the Calculation Date ($11.00), $11.46 becomes the new Protected High NAV. In addition, the reinvestment of the $1.00 dividend allows you to purchase an additional 171.065 shares: 1,885 (shares owned) x 1.00 per share dividend /$11 (net asset value) = 171.065 (additional shares purchased), bringing your total shares owned to 1,885 +
           171.065 = 2,056.065.


           Your Protected Amount is now 2,056.065 x $11.46 = $23,562.50.

           Prior to the distribution, your Protected Amount was $23,562.50 (1,885 x $12.50) and your current Protected Amount is $23,562.50. The Protected High NAV per share (due to the distribution) has decreased, but your Protected Amount remains the same because you have reinvested the distribution in more shares.

           EXAMPLE 4: We will use the same assumptions in Example 3 above, except that you elect to receive dividends and distributions in cash.

           To recalculate your Protected Amount:

           1.   Determine your total shares owned: 1,885 shares.

           2.   Determine the new Protected High NAV: $11.46.

           3. Multiply your total shares owned by the Protected High NAV (1,885 x $11.46 = $21,602.10).

           Your Protected Amount is lower when you receive dividends in cash (see Example 3).

           Prior to the distribution, your Protected Amount was $23,562.50 (1,885 x $12.50) and your current Protected Amount is $21,602.10. Your Protected Amount has decreased because you did not reinvest the distribution in more shares.


           Although you can perform this calculation yourself, the fund will calculate the Protected High NAV for each share class and publish it on the DWS Web site: www.dws-investments.com, together with the current NAV. It is possible that the fund's calculations may differ from a shareholder's calculation, for example, because of rounding or the number of decimal places used. In any case, the fund's calculations will be determinative.



                                                                Appendix B  | 61

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact DWS Investments at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS INVESTMENTS      SEC                     DISTRIBUTOR
-----------------    --------------------    ------------------------------
PO Box 219151        100 F Street, N.E.      DWS Investments Distributors,
Kansas City, MO      Washington, D.C.        Inc.
64121-9151           20549-0102              222 South Riverside Plaza
WWW.DWS-             WWW.SEC.GOV             Chicago, IL 60606-5808
INVESTMENTS.COM      (800) SEC-0330          (800) 621-1148
(800) 621-1048




SEC FILE NUMBER:
DWS Target Fund         DWS LifeCompass Protect Fund    811-04760




(09/01/08) DLCPF-1
PRINTED ON RECYCLE PAPER                                  [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

                               SEPTEMBER 1, 2008








                                   PROSPECTUS
                              ------------------
                              INSTITUTIONAL CLASS

                          DWS LIFECOMPASS PROTECT FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

CONTENTS





HOW THE FUND WORKS

  4      The Fund's Main Investment
         Strategy
 12      The Main Risks of Investing in
         the Fund
 19      The Financial Warranty
         Agreement
 21      The Fund's Performance
         History
 22      How Much Investors Pay
 23      Other Policies and Information
         and Secondary Risks
 26      Who Manages and Oversees
         the Fund
 29      Financial Highlights


HOW TO INVEST IN THE FUND

 31      Buying and Selling
         Institutional Class Shares
 38      Policies You Should Know
         About
 47      Understanding Distributions
         and Taxes
 52      Appendix A
 54      Appendix B

HOW THE FUND WORKS


On the next few pages, you'll find information about the fund's investment objective, the main strategies it uses to pursue that objective and the main risks that could affect performance.


Whether you are considering investing in the fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.


You can find DWS prospectuses on the Internet at WWW.DWS-INVESTMENTS.COM (the Web site does not form a part of this prospectus).

                                      Institutional Class
  ticker symbol                       PROTX
    fund number                       1453

    DWS LIFECOMPASS PROTECT FUND



            THE FUND'S MAIN INVESTMENT STRATEGY


            The Fund's Investment Goal


            DWS LifeCompass Protect Fund seeks to maximize total return consistent with capital preservation. The fund's investment strategies are designed to ensure that shareholders who hold their shares at the fund's maturity receive the greater of (i) the net asset value ("NAV") per share at inception ($10.00); or (ii) the highest NAV per share attained over the life of the fund; each subject to the adjustments described below (the "Protected High NAV").


            The fund seeks to achieve its objective over a ten-year investment horizon and is designed for investors that have a similar investment horizon. The fund's maturity date is November 1, 2017 (the "Maturity Date"). There is no assurance that the fund will achieve its objective.


            The fund will continuously offer its shares through the Maturity Date, unless the Board of Trustees determines it is in the fund's best interests to discontinue sales, or additional sales are not permitted under the fund's Financial Warranty Agreement described below.



            The Protected High NAV


            The Protected High NAV is determined separately for each class of shares of the fund as of the close of regular trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading (the "Calculation Date"). The Protected High NAV is not necessarily the amount you paid for your shares. Once a Protected High NAV is established, it is continuously adjusted (decreased) for any dividends, distributions, and extraordinary expenses paid by the fund subsequent to the establishment of such Protected High NAV.



4 | DWS LifeCompass Protect Fund

            Only shareholders who hold their shares on the Maturity Date are entitled to receive the Protected High NAV. See Appendix B at the back of this prospectus for examples illustrating how the Protected High NAV is determined.


            The Protected Amount

            The number of shares you own multiplied by the Protected High NAV for your class of shares is the amount the fund seeks to pay you on the Maturity Date (the "Protected Amount"). Generally, your Protected Amount will remain the same before and after any dividends or distributions paid if you reinvest all dividends and distributions in additional shares of the fund. Your Protected Amount will decrease following any dividends or distributions paid to you if you elect to receive dividends and distributions in cash. Your Protected Amount will also decrease if you redeem shares before the Maturity Date. If you redeem your shares before the Maturity Date, you will do so at the then current NAV. Your Protected Amount may differ from, and may be less than, your original investment. See Appendix B at the back of this prospectus for examples illustrating how Protected Amounts are calculated.

            The number of shares of the fund outstanding on the Maturity Date of each class of shares times the Protected High NAV for that class, collectively, is the aggregate dollar amount the fund seeks to pay out to all shareholders on the Maturity Date (the "Aggregate Protected Amount").


            The fund has entered into a Financial Warranty Agreement (the "Warranty Agreement") with Merrill Lynch Bank USA (the "Warranty Provider"), pursuant to which the Warranty Provider has issued a stand-by letter of credit to the fund, on which the fund may draw up to $1 billion (the "Financial Warranty"), provided the terms and conditions of the Warranty Agreement are satisfied. The Financial Warranty is designed to protect the fund against certain market risks of the fund's dynamic asset allocation strategy. Accordingly, the terms, conditions and limits of the Warranty Agreement are intended to ensure that the risk profile of the fund does not change during the warranty period and that the Warranty Provider does not assume any risks other than those contemplated in the Warranty Agreement. See "The Financial Warranty Agreement."



                                               DWS LifeCompass Protect Fund  | 5

            The Warranty Agreement obligates the Warranty Provider to make payments to the fund for any shortfall between the fund's aggregate net assets and: (i) the Aggregate Protected Amount on the Maturity Date; or (ii) the Accelerated Aggregate Protected Amount (as described below) in the event of an early termination of the fund. The obligation of the Warranty Provider is subject to the fund and the fund's investment advisor (the "Advisor") complying with the terms, conditions and limitations of the Warranty Agreement.

            The Financial Warranty covers issued and outstanding shares having an Aggregate Protected Amount of up to $1 billion. If the Aggregate Protected Amount of the fund exceeds
            $1 billion, the Warranty Provider is not liable for the shortfall on shares issued in excess of $1 billion. If the Aggregate Protected Amount of the fund exceeds $1 billion and the fund draws upon the Financial Warranty, the Protected High NAV of all outstanding shares would be reduced on a pro-rata basis. The fund intends to limit sales or take such other actions as may be necessary to limit the Aggregate Protected Amount to $1 billion.


            If the Board terminates the fund before the Maturity Date, shareholders who hold their shares on the early termination date will receive the greater of: (i) the then-current NAV; or (ii) the net present value of the Protected High NAV ("Accelerated Protected High NAV"). In the event of early termination, when the fund calculates its NAV and Accelerated Protected High NAV as of the early termination date, each amount will be reduced by the net present value of the estimated remaining payments otherwise due to the Warranty Provider had the fund continued to its Maturity Date (the "Accelerated Financial Warranty Fee"). When calculating the Accelerated Protected High NAV and the Accelerated Financial Warranty Fee, net present value will be calculated using a discount factor based on the yield of a zero coupon bond maturing on the Maturity Date, the yield of which is consistent with the London Interbank Offered Rates ("LIBOR") expressed in US dollars as of the date of determination.


            Because the commitments of the Warranty Provider are conditional and limited in amount, it is not completely certain that you will receive your Protected Amount. See "The Main Risks of Investing in the Fund - Financial Warranty Risk" and "The Financial Warranty Agreement."


6 | DWS LifeCompass Protect Fund

            The Fund's Principal Investment Strategies

            DYNAMIC ALLOCATION STRATEGY. The fund seeks to limit downside risk and lock in gains while retaining the potential for participation in stock market appreciation. The Advisor uses a dynamic asset allocation strategy, which is designed to protect a specified level of assets (i.e., the Aggregate Protected Amount) and ensure that such assets are available to shareholders on the Maturity Date. The Aggregate Protected Amount will change if either the Protected High NAV or number of outstanding shares change. So long as the fund has assets with a value at least equal to the net present value of the Aggregate Protected Amount, the fund will generally seek capital appreciation through stock market exposure.

            The fund allocates its assets between a managed equity portfolio (the "Active Component") and a managed fixed income portfolio (the "Reserve Component"). The fund's portfolio managers employ a disciplined approach through a proprietary, quantitative methodology to construct and rebalance the fund's portfolio. The portfolio managers evaluate a number of factors, including, but not limited to:

            -  the fund's current NAV as compared to its Protected High NAV

            -  the prevailing level of interest rates

            -  the fund's expenses

            - the current value of the fund's assets, including investments in futures contracts and related margin requirements

            - the percentage of the fund's assets allocated to the Active and Reserve Components

            -  the length of time remaining until the Maturity Date

            - the volatility of the fund's assets allocated to the Active Component

            The portfolio managers determine the percentage of the fund's portfolio to be allocated to the Active Component and the Reserve Component daily. The portfolio managers will review the underlying investments of the Active Component and the Reserve Component periodically.


                                               DWS LifeCompass Protect Fund  | 7

            Because market conditions and the level of interest rates are subject to change and because the portfolio managers evaluate the fund's allocation between the Active Component and the Reserve Component on a daily basis, it is impossible to say with any certainty exactly how much of the fund's assets will be allocated to the Active Component or the Reserve Component over any period of time.


            Under normal circumstances, as interest rates decline, more assets will be allocated to the Reserve Component because the net present value of the Aggregate Protected Amount increases. Conversely, if interest rates rise, more assets will be allocated to the Active Component because the net present value of the Aggregate Protected Amount decreases. Additionally, equity market volatility is a factor in determining asset allocations. Generally, as the level of volatility in the equity market increases, the fund may decrease its exposure to the Active Component, thus allocating more assets to the Reserve Component. On the other hand, if equity market volatility decreases, more assets may be allocated to the Active Component. In the event of a significant decline in the equity markets, all or substantially all of the fund's assets may be allocated to the Reserve Component. If this happens, such allocation to the Reserve Component may be irreversible. As the fund nears the Maturity Date, the fund generally will decrease its exposure to the Active Component by allocating more assets to the Reserve Component.

            The fund may have a higher portfolio turnover rate as compared to other mutual funds because of the periodic rebalancings required by the fund's strategy. Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year.

            ACTIVE COMPONENT. The Active Component is designed to provide the fund with exposure to global equity markets through investment in index-based securities and other instruments.

            The Active Component consists principally of futures contracts and securities of exchange-traded funds (ETFs) based on any of the indices listed below. In the future, the fund may add additional indices or change the selected indices listed below. The Active Component also includes liquid assets used to


8 | DWS LifeCompass Protect Fund
            cover futures contracts, which may consist of US government securities, shares of DWS Cash Management QP Trust (the "QP Trust"), an unregistered money market fund managed by the Advisor, and cash and cash equivalents.

            - S&P 500 INDEX: an unmanaged stock market index comprised of 500 large-capitalization US companies in a wide range of businesses, selected by Standard and Poor's Corporation.

            - RUSSELL 1000 INDEX: an unmanaged stock market index that contains the 1,000 largest stocks within the Russell 3000 Index, as determined by the Frank Russell Company. The Russell 3000 Index contains the common stocks of the 3,000 largest US companies by market capitalization.

            - RUSSELL 2000 INDEX: an unmanaged stock market index comprised of the common stocks of the 1,001st through 3,000th largest US companies by market capitalization, as determined by the Frank Russell Company.

            - S&P MIDCAP 400 INDEX: an unmanaged stock market index comprised of 400 mid-capitalization companies in a wide range of businesses, selected by Standard and Poor's Corporation.

            - MSCI EAFE INDEX: an unmanaged stock market index comprised of approximately 1,000 companies from various sectors whose primary trading markets are developed country markets located outside the US and which are selected from among the larger capitalization companies in such markets.


            By buying futures contracts, the fund participates in equity market returns (gains or losses) that are roughly comparable to investing a portion of the fund's assets directly in stocks comprising the relevant index. By holding futures contracts, the fund can rebalance its exposure to the equity markets daily with lower transaction costs than if it had invested directly in stocks. Through the use of futures contracts, the fund may effectively leverage (i.e., the fund may have equity exposure greater than the value of its assets).


            The fund may seek net equity exposure of up to 130% of total assets through index-based investments.


                                               DWS LifeCompass Protect Fund  | 9

            The fund only intends to enter into futures contracts on securities indices that are traded on recognized US-based exchanges, including, but not limited to, the Chicago Mercantile Exchange, the New York Board of Trade, the Chicago Board of Trade and the Chicago Board Options Exchange. These contracts generally provide a high degree of liquidity and a low level of counterparty performance and settlement risk.


            The fund may not enter into futures contracts unless such transactions are either "covered" or subject to appropriate asset segregation requirements. Generally, the fund segregates or earmarks an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to "cash-settle," the fund sets aside liquid assets in an amount at least equal to the fund's daily marked-to-market obligation (i.e., the fund's daily net liability, if any), rather than the contracts' notional value (i.e., the value of the underlying asset). By setting aside assets equal to its net obligation under cash-settled futures contracts, the fund may employ leverage to a greater extent than if the fund set aside assets equal to the futures contracts' full notional value. The fund bases its asset segregation policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.


            The fund generally seeks exposure to the equities markets through index-based investments, including futures contracts and ETFs based on securities indices. The fund does not seek exposure to the commodities markets and is not a trading vehicle for commodities. The fund is registered as an investment company, and the Advisor has claimed an exclusion, with respect to the fund, from registration or regulation under the Commodities Exchange Act.

            For more information on the fund's asset segregation policies for futures contracts, see "Investment Policies and Techniques" in the fund's Statement of Additional Information.


            RESERVE COMPONENT. The Reserve Component provides the fund with exposure to the US fixed income markets. The primary purpose of the Reserve Component is to protect the Aggregate Protected Amount. Generally, allocations to the Reserve Component will increase when the difference


10 | DWS LifeCompass Protect Fund
            between the fund's net assets and the net present value of the Aggregate Protected Amount decreases. In other words, the greater the positive difference, or "cushion," between the fund's net assets less the net present value of the Aggregate Protected Amount, the greater the allocation to the Active Component. The allocation of assets to the Reserve Component may be substantial at times and is expected to approach 100% as the fund nears its Maturity Date. Under normal circumstances, the Reserve Component will be invested primarily in zero coupon US government securities, shares of DWS Short Duration Plus Fund, and cash and cash equivalents. A small portion of the Reserve Component may also be invested in the QP Trust.


            In the future, the fund also may determine to allocate a portion of the Reserve Component to other DWS mutual funds or unaffiliated ETFs.

            US GOVERNMENT SECURITIES. The fund's direct investments in US government securities will consist of zero coupon US government securities that are issued by the US Treasury, which may include STRIPS (Separate Trading of Registered Interest and Principal of Securities).

            SECURITIES OF OTHER REGISTERED INVESTMENT COMPANIES. The fund may invest in securities of other registered investment companies, in excess of the limits imposed under the Investment Company Act of 1940 (the "1940 Act"), pursuant to an exemptive order obtained from the SEC. The order generally allows the fund to invest in securities of affiliated DWS mutual funds and securities of unaffiliated ETFs in excess of the 1940 Act limits. The fund currently may invest in shares of DWS Short Duration Plus Fund. The fund intends to invest in securities of ETFs as a means of achieving equity market exposure.


            DWS SHORT DURATION PLUS FUND. DWS Short Duration Plus Fund's investment objective is to provide high income while also seeking to maintain a high degree of stability of shareholders' capital. DWS Short Duration Plus Fund invests in securities of varying maturities and normally seeks to maintain an average portfolio duration of no longer than three years. DWS Short Duration Plus Fund invests, under normal market conditions, at least 65% of its total assets in fixed income



                                              DWS LifeCompass Protect Fund  | 11
            securities rated, at the time of purchase, within the top four long-term rating categories by a nationally recognized statistical rating organization (a "NRSRO") (or, if unrated, determined by the Advisor to be of similar quality).


            DWS Short Duration Plus Fund may invest up to 10% of its assets in US dollar-denominated, domestic and foreign below investment-grade fixed income securities (junk bonds) rated in the fifth and sixth long-term rating categories by a NRSRO (or, if unrated, determined by the Advisor to be of similar quality), including those whose issuers are located in countries with new or emerging securities markets.


            In an attempt to enhance returns, DWS Short Duration Plus Fund also employs a global asset allocation strategy, which invests in instruments across domestic and international fixed income and currency markets. When employing this strategy, DWS Short Duration Plus Fund may use various derivatives to attempt to enhance returns.

            QP TRUST. The QP Trust is an unregistered money market fund managed by the Advisor. The QP Trust's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust maintains a dollar-weighted average portfolio maturity of 90 days or less and only purchases investments having remaining maturities of 13 months or less. Investments of the QP Trust must be rated in one of the two highest categories by a NRSRO (or, if unrated, determined by the Advisor to be of similar quality). The Advisor does not charge a fee for managing the QP Trust, although the fund will pay its proportionate share of the expenses of the QP Trust.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


            General product risks

            ALLOCATION RISK. Allocation risk is the risk that the Advisor's proprietary strategy does not produce the desired results due to allocations between the Active Component and the Reserve Component. Investment in the Reserve Component reduces the fund's ability to participate as fully in upward equity market movements and therefore represents potential loss of


12 | DWS LifeCompass Protect Fund
            opportunity compared to a portfolio that is more heavily invested in the equity markets. For example, as the fund attains new Protected High NAVs, the Advisor's allocation strategy may require the fund to allocate additional assets to the Reserve Component, decreasing the fund's upside equity potential. If the equity markets experience a major decline, the fund's assets may become largely or entirely invested in the Reserve Component. In fact, if the value of the Active Component were to decline significantly (whether within a short period of time, including within a single day, or over a protracted period), a complete and irreversible reallocation to the Reserve Component may occur. In this circumstance, the fund would not participate in any subsequent recovery in the equity markets.


            The allocation of the fund's assets between the Active Component and the Reserve Component may result in additional transaction costs, such as brokerage commissions. This process can have an adverse effect on the performance of the fund during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the fund, may increase the fund's transaction costs and may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.


            STRATEGY RISK. A principal risk of the fund's dynamic allocation strategy is that a sudden drop in the value of the Active Component reduces the value of the fund's portfolio below the net present value of the Aggregate Protected Amount. In such a case, the fund would no longer be able to assure the payment of the Aggregate Protected Amount on the Maturity Date. Because the Advisor rebalances assets between the Active Component and the Reserve Component daily, a principal risk of the strategy is a sudden intra-day market drop that occurs before the fund's equity exposure can be reduced.

            FINANCIAL WARRANTY RISK. The Financial Warranty is designed to protect against certain market risks inherent in the dynamic allocation strategy, particularly intra-day risk. It does not protect against fund or Advisor operational risks or errors of the fund or its agents. The Warranty Agreement places investment limits on the fund, imposes asset coverage requirements and may limit the fund's ability to take certain actions, unless the Warranty Provider consents to such


                                              DWS LifeCompass Protect Fund  | 13
            actions. Such provisions may limit the fund's allocation of assets to the Active Component during the life of the fund and/or limit the portfolio managers' ability to respond to changing market conditions. If the fund or the Advisor fail to comply with the terms, conditions and limitations set forth in the Warranty Agreement, including investment limits, the Warranty Provider may cause the fund to allocate all of its assets to a defeasance portfolio (generally consisting of zero coupon US government securities) or terminate the Warranty Agreement. The Financial Warranty terminates upon termination of the Warranty Agreement.


            If the Warranty Agreement is terminated, the fund's Board will take such action as it deems to be in the best interests of the fund, including (i) determining to continue the operation of the fund without the benefit of a financial warranty; (ii) entering into an alternative warranty arrangement, which may include greater costs to the fund; or (iii) electing to terminate the fund early.


            A shareholder's ability to receive the Protected Amount may depend on the financial condition of the Warranty Provider. If the Warranty Provider becomes insolvent or its credit deteriorates substantially, payment under the Financial Warranty may not be made or may become unlikely. In such an event, the fund could take a variety of actions, including replacing the Warranty Provider. In such circumstances, the fund may incur a higher warranty fee or the terms of the new warranty agreement may be less favorable than the current Warranty Agreement.


            EARLY TERMINATION RISK. Early termination risk is the risk that the fund may be terminated and your shares liquidated before the fund's Maturity Date. If the fund were terminated before the Maturity Date, a shareholder would have to locate an alternative investment for his or her assets, which could involve transaction expenses. In the event of an early termination, the fund will redeem your shares on the early termination date at the greater of the Accelerated Protected High NAV or the then-current NAV per share of the fund. When the fund calculates its NAV and Accelerated Protected High NAV as of the early termination date, each amount will be reduced by the Accelerated Financial Warranty Fee (see "The Fund's Main Investment Strategy - The Protected Amount"). Because the Accelerated Protected High NAV accounts for the time value of money, it may be less than the current NAV per



14 | DWS LifeCompass Protect Fund
            share of the fund, and it may be less than what you paid to purchase your shares. Generally, the longer the time period remaining to the Maturity Date, the greater the discount to the Protected High NAV. In the event that the fund has insufficient assets to pay the "Accelerated Aggregate Protected Amount," which is, collectively, the Accelerated Protected High NAV of each class of shares times the number of shares outstanding of that class on the early termination date, the Warranty Provider will be required to contribute sufficient assets to cover any shortfall, subject to the terms, conditions and limitations of the Warranty Agreement.

            LIMITATIONS ON PROTECTED HIGH NAV. If you prefer to receive your dividends and distributions in cash, you should consider the appropriateness of investing in the fund. In addition, redemptions made for any reason prior to the Maturity Date will be made at the fund's then current NAV, which could result in a redeeming shareholder receiving less than the Protected High NAV (or even a shareholder's initial investment) for the redeemed shares. A shareholder's Protected Amount will be reduced by any redemptions made, and by any dividends and distributions received in the form of cash, prior to the Maturity Date.

            If the fund incurs extraordinary expenses that are not covered by the Warranty Agreement, the Protected High NAV will be reduced by the per share amount of such extraordinary expenses. Examples of such extraordinary expenses include legal fees or other costs of litigating a claim brought against the fund and income or excise taxes incurred by the fund.


            Investment-related risks

            FUTURES CONTRACTS RISK. The use of futures contracts in the manner contemplated by the fund (i.e., for return purposes and not for hedging purposes) allows the fund to leverage its assets because the use of futures contracts allows for substantially more exposure to the stock markets compared to direct investments in common stock. In a futures contract, the fund's outlay (i.e., initial margin required to purchase the contract) is small relative to equity exposure obtained through the contract. While the use of futures contracts held by the fund can magnify gains, it can also magnify losses. These losses can be substantially more than the initial margin. See "Derivatives Risk."


                                              DWS LifeCompass Protect Fund  | 15

            ETF RISK. An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or industry sector. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value ("NAV"). In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF. ETFs incur fees and expenses, such as operating expenses, licensing fees, trustee fees and marketing expenses, which are borne proportionately by ETF shareholders, such as the fund. The fund will also incur brokerage costs when purchasing and selling shares of ETFs.


            INVESTMENT COMPANY SECURITIES. Because the fund currently intends to invest in other investment companies, including ETFs, shareholders will incur not only the expenses of the fund, but also a proportionate share of the expenses of the underlying funds held by the fund (including operating costs and, in the case of unaffiliated funds, investment management fees).

            In addition, from time to time, one or more underlying DWS funds may experience relatively large investments or redemptions due to reallocations or rebalancing of the fund or other DWS fund-of-funds. These transactions will affect the underlying funds because underlying funds that experience redemptions as a result of reallocations or rebalancing may have to sell securities and underlying funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the fund's performance to the extent that the underlying funds may be required to sell securities or invest cash at times when they would otherwise not do so. To the extent that participation in the fund-of-funds structure becomes disruptive to the portfolio management of an underlying fund, such underlying fund may discontinue sales to the fund and other DWS funds following a fund-of-funds strategy.

            ZERO COUPON BOND RISK. The market value of a zero coupon bond portfolio generally is more volatile than the market value of a portfolio of fixed income securities with similar maturities that pay interest periodically. In addition, federal income tax law requires that the holder of a zero coupon bond accrue a portion of the discount at which the bond was purchased as taxable income each year, even though the holder receives no


16 | DWS LifeCompass Protect Fund
            interest payment on the bond during the year. Because the fund must distribute substantially all of its net income (including non-cash income attributable to zero coupon bonds) to its shareholders each year for federal income tax purposes, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. The fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy such distribution requirements. These actions may reduce the assets to which the fund's expenses could otherwise be allocated and may reduce the fund's rate of return.

            The following risks may apply to DWS LifeCompass Protect Fund, DWS Short Duration Plus Fund and the QP Trust. Therefore, in the sections below, the term "fund" refers to DWS LifeCompass Protect Fund, DWS Short Duration Plus Fund and the QP Trust, as applicable.



            INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities and may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, reducing the value of such a security.

            CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/ or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt



                                              DWS LifeCompass Protect Fund  | 17
            securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

            MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.


            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

            LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects the fund's estimate of its value.


            PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.

            DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended



18 | DWS LifeCompass Protect Fund
            effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


            FOREIGN INVESTMENT RISK. To the extent the fund has exposure to companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets so, to the extent the fund invests in emerging markets, it takes on greater risks. The currency of a country in which the fund has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors. The investments of the fund may be subject to foreign withholding taxes.



            THE FINANCIAL WARRANTY AGREEMENT


            To provide greater assurance that shareholders receive their Protected Amount on the Maturity Date or their Accelerated Protected Amount, in the event of early fund termination, the fund has entered into the Warranty Agreement with the Warranty Provider. In accordance with the Warranty Agreement, the Warranty Provider has issued a stand-by letter of credit to the fund, on which the fund may draw up to $1 billion (the Financial Warranty), provided the terms and conditions of the Warranty Agreement are satisfied. Unless earlier terminated, the Warranty Agreement and the Financial Warranty will continue in effect until the Maturity Date. The fund and not the fund's shareholders is the holder of the Financial Warranty. The fund's shareholders have no direct rights or claims against the Warranty Provider in the event that the Warranty Provider fails to perform its obligations under the Warranty Agreement.


            If the fund's assets are insufficient to pay the Aggregate Protected Amount on the Maturity Date or the Accelerated Aggregate Protected Amount, in the event of early fund termination, the Warranty Provider will pay the fund the difference between the Aggregate Protected Amount or the


                                              DWS LifeCompass Protect Fund  | 19

            Accelerated Aggregate Protected Amount, as the case may be, and the aggregate net assets of the fund. The Warranty Provider's obligations are subject to all of the terms, conditions and limitations of the Warranty Agreement.

            The Warranty Agreement imposes specific reporting, monitoring and substantive obligations on the fund, the Advisor and indirectly on the fund's custodian, including investment limitations. Although the parties are generally afforded some opportunity to cure breaches, failure to do so may afford the Warranty Provider the ability to cause the fund to invest all of its assets in a "defeasance portfolio," which will generally consist of zero coupon US government securities, or terminate the Warranty Agreement. The fund has delegated to the Advisor responsibility for developing internal procedures to ensure compliance with the terms of the Warranty Agreement. There is no assurance that such procedures will detect and prevent all breaches of the Warranty Agreement.


            Subject to applicable cure periods, if any, the Warranty Provider generally may cause the fund to invest in a defeasance portfolio upon the occurrence of certain events. These events include, without limitation: (i) any failure to manage the fund in all material respects in accordance with its registration statement, the Warranty Agreement and applicable law; (ii) any change in the investment adviser to the fund without the consent of the Warranty Provider; (iii) a material regulatory event or litigation event with respect to the fund or the Advisor; (iv) the issuance of fund shares in excess of $1 billion; (v) a failure to pay the warranty fee when due; or (vi) the failure to provide continuous reporting.


            In addition, subject to applicable cure periods, if any, the Warranty Provider may terminate the Warranty Agreement and the Financial Warranty prior to the Maturity Date in certain circumstances, including, but not limited to, the following: (i) any failure to manage the fund in all material respects in accordance with its registration statement, if such failure would have an adverse effect on the Warranty Provider; (ii) any change in the investment adviser or the custodian to the fund without the consent of the Warranty Provider; (iii) a failure to invest the fund's assets in a defeasance portfolio; or (iv) certain regulatory events with respect to the fund.


20 | DWS LifeCompass Protect Fund

            If the Warranty Agreement is terminated by the Warranty Provider, the fund will not receive the benefit of the Financial Warranty, and shareholders may not receive their Protected Amounts. The Warranty Provider does not have the right to terminate the fund.

            For a more detailed explanation of the events that would allow the Warranty Provider to terminate the Warranty Agreement or force the fund into a defeasance portfolio under the Warranty Agreement or of the investment limitations imposed by the Warranty Agreement, see the Appendix to the fund's Statement of Additional Information. For more information about the risks associated with the Financial Warranty and early termination, see "The Main Risks of Investing in the Fund - Financial Warranty Risk" and "Other Policies and Information and Secondary Risks - Additional Information about the Financial Warranty." See also the fund's Statement of Additional Information.



            THE FUND'S PERFORMANCE HISTORY


            Since the fund commenced operations on November 2, 2007 performance information is not available for a full calendar year.



                                              DWS LifeCompass Protect Fund  | 21

HOW MUCH INVESTORS PAY


The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.



FEE TABLE
 SHAREHOLDER FEES, paid directly from
 your investment                                     None
________________________________________________________________________
 ANNUAL OPERATING EXPENSES, deducted from fund assets
________________________________________________________________________
 Management Fee 1                                     0.70%
 Distribution/Service (12b-1) Fee                    None
 Other Expenses 2
 Financial Warranty Fee 3

 TOTAL ANNUAL OPERATING EXPENSES
 Less Expense Waiver/Reimbursement

 NET ANNUAL OPERATING EXPENSES 4




1 In the event that all of the fund's assets are completely and irreversibly allocated to the Reserve Component, the fund's 0.60% management fee will decrease to 0.30%.

2 "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.

3 In the event that all of the fund's assets are completely and irreversibly allocated to the Reserve Component, the fund's 0.57% financial warranty fee will decrease to 0.30%.

4 Net Annual Operating Expenses include other operating expenses, which are capped at 1.50% for Institutional Class shares through September 30, 2009. The fee cap does not include acquired fund fees and expenses, if any, or extraordinary expenses, brokerage, taxes and interest.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.



EXAMPLE                    1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Institutional Class        $153         $548         $968       $2,141




22 | DWS LifeCompass Protect Fund

OTHER POLICIES AND INFORMATION AND SECONDARY RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

           - Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval.


           - The fund may trade actively. This could raise transaction costs (thus lowering return) and could mean distributions at higher tax rates.



           Additional Information about the Financial
           Warranty


           WARRANTY PROVIDER. The Warranty Provider is Merrill Lynch Bank USA, an industrial bank licensed pursuant to the laws of the State of Utah with a principal place of business in Salt Lake City, Utah. As of August 25, 2008, the long-term unsecured debt obligations of the Warranty Provider had received a credit rating of "A2" from Moody's, "A+" from Fitch and "A+" from Standard & Poor's, each a nationally recognized statistical rating organization.


           Under the Warranty Agreement, the fund will pay to the Warranty Provider a fee at an annual rate equal to 0.57% of the average daily net assets of the fund. In the event that the fund becomes completely and irreversibly invested in the Reserve Component, the fee payable to the Warranty Provider will be reduced to an annual rate of 0.30% of the fund's average daily net assets.

           The Warranty Provider has not participated in the organization of the fund. The Warranty Provider makes no representation regarding the advisability of an investment in the fund. Additional information about the Warranty Provider can be found in the Statement of Additional Information.

           The fund will provide you with a copy of the most recent financial reports of the Warranty Provider, free of charge, upon request. To receive a copy of these reports please contact the fund at the telephone number or write to the fund at the address shown on the outside back cover of this prospectus.


                        Other Policies and Information and Secondary Risks  | 23

           Maturity Date and Early Termination


           OPTIONS ON THE MATURITY DATE. The Board may, at the recommendation of the Advisor, elect to (i) continue the operation of the fund after the Maturity Date without the benefit of a Protected High NAV feature; (ii) continue the operation of the fund by setting a new Maturity Date with a Protected High NAV feature; (iii) terminate the fund as of the Maturity Date; or (iv) take any other actions the Board determines is in the best interests of the fund. The Board may take any of these actions without shareholder approval, unless otherwise required by law. You will receive notice of your options at least sixty (60) days before the Maturity Date. In all cases, you will have the right to redeem your shares on the Maturity Date for cash at the greater of the fund's NAV per share on the Maturity Date or the Protected High NAV (assuming the Advisor's allocation strategy is successful or the Financial Warranty is still in effect). If you elect to continue your investment in the fund after the Maturity Date, the Warranty Provider will contribute sufficient assets to the fund, if necessary, to ensure that the value of the remaining shareholder accounts on the Maturity Date is at least equal to their Aggregate Protected Amount. After making any required payments under the Warranty Agreement, the Warranty Provider is under no further obligation to make payments to the fund. The Warranty Provider may or may not issue a new financial warranty to the fund after the Maturity Date, and is under no present obligation to do so.

           You may also exchange your shares into another DWS fund on the Maturity Date. Please keep in mind that an exchange is a taxable event for federal income tax purposes, and you may be subject to a sales charge of the fund you exchange into.

           EARLY TERMINATION - BOARD EARLY TERMINATION. The Board may terminate the fund if: (i) the Board determines that the fund's asset size is not economically viable; (ii) the fund becomes irreversibly allocated to the Reserve Component; (iii) the fund's Advisor resigns or is terminated and the Board determines that a replacement investment advisor will not be appointed; or (iv) the Board determines that it is otherwise in the best interests of the fund to terminate the fund. In the event that the fund is terminated before its Maturity Date, you will be entitled to redeem your shares on the early termination date at the greater of the Accelerated Protected High NAV or the then-current NAV per share of the fund. When the fund calculates its NAV and Accelerated Protected High NAV as of the early termination



24 | Other Policies and Information and Secondary Risks
           date, each amount will be reduced by the Accelerated Financial Warranty Fee (see "The Fund's Main Investment Strategy - The Protected Amount"). The Warranty Provider cannot terminate the fund. Although, under certain circumstances, the Warranty Provider may terminate the fund's Financial Warranty or cause the fund to allocate all of its assets to the Reserve Component.

           The Accelerated Protected High NAV is equal to the net present value of the fund's Protected High NAV. As mentioned above, when calculating the Accelerated Protected High NAV, the net present value of the Protected High NAV will be calculated using a discount factor based on the yield of a zero coupon bond maturing on the Maturity Date, the yield of which is consistent with LIBOR expressed in US dollars as of the date of determination. Because the computation accounts for the time value of money, the Accelerated Protected High NAV will be less than the Protected High NAV and may be less than the current NAV per share of the fund. The Accelerated Protected High NAV also may be less than what you paid to purchase your shares. Generally, the longer the time remaining to the Maturity Date, the greater the discount of the Accelerated Protected High NAV to the Protected High NAV. In the event that the fund has insufficient assets to pay the Accelerated Aggregate Protected Amount, which is, collectively, the Accelerated Protected High NAV of each class of shares times the number of shares outstanding of that class on the early termination date, the Warranty Provider will be required to contribute sufficient assets to cover any shortfall, up to the limits of the Financial Warranty.


           You will receive at least 60 days' prior written notice of an early termination. If a notice of termination is declared for the fund, the fund will cease selling shares to new shareholders. The notice will include information on the Accelerated Protected High NAV and the date your shares are expected to be redeemed.


           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


                        Other Policies and Information and Secondary Risks  | 25

           Keep in mind that there is no assurance that the fund will achieve its objective.

           A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


           DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


26 | Who Manages and Oversees the Fund

           MANAGEMENT FEE. The Advisor will receive a management fee from the fund.

           The fund pays the Advisor under the investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.60% of the fund's average daily net assets. In the event that the fund becomes completely and irreversibly invested in the Reserve Component, the Advisor has contractually agreed to reduce its fee to an annual rate of 0.30% of the fund's average daily net assets for the remainder of the warranty period. Additionally, in such an event, the financial warranty fee under the Warranty Agreement will be reduced to an annual rate of 0.30% of the fund's average daily net assets.


           A discussion regarding the basis for the Board's approval of the fund's investment management agreement is contained in the fund's shareholder report for the annual period ended April 30 (see "Shareholder reports" on the back cover).


           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor for providing most of the fund's administrative services. The fee is paid at an annual rate of 0.10% of the average daily net assets of the fund.


                                         Who Manages and Oversees the Fund  | 27

Portfolio management

The fund is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. The portfolio managers' responsibilities include making purchase and sale decisions, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the fund.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
- Global Head of Quantitative Strategies Portfolio Management: New York.
- Joined the fund in 2007.
- BS, The Wharton School, University of Pennsylvania.

Inna Okounkova
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate Portfolio Manager in 2001.
- Global Asset Allocation Portfolio Manager: New York.
- Joined the fund in 2007.
- BS, MS, Moscow State University; MBA, University of Chicago.

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
- Portfolio Manager for Retail Mortgage Backed Securities: New York.
- Joined the fund in 2007.
- BIS, University of Minnesota.


The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.



28 | Who Manages and Oversees the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).

DWS LifeCompass Protect Fund - Institutional Class




YEAR ENDED APRIL 30,                                      2008a
-------------------------------------------------    --------------
SELECTED PER SHARE DATA
-----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $  10.00
-------------------------------------------------      --------
Income (loss) from investment operations:
  Net investment income b                                   .10
_________________________________________________      ________
  Net realized and unrealized gain (loss)                (  .74)
-------------------------------------------------      --------
  TOTAL FROM INVESTMENT OPERATIONS                       (  .64)
_________________________________________________      ________
Less distributions from:
  Net investment income                                  (  .05)
_________________________________________________      ________
NET ASSET VALUE, END OF PERIOD                         $   9.31
-------------------------------------------------      --------
Total Return (%) c,d                                     ( 6.39)**
-------------------------------------------------      --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------
Net assets, end of period ($ millions)                       20
_________________________________________________      ________
Ratio of expenses before expense reductions (%)            2.17*
_________________________________________________      ________
Ratio of expenses after expense reductions (%)             1.50*
_________________________________________________      ________
Ratio of net investment income (%)                         2.11*
_________________________________________________      ________
Portfolio turnover rate (%)                                  88**
-------------------------------------------------      --------




a For the period from November 2, 2007 (commencement of operations) to April 30, 2008.

b    Based on average shares outstanding during the period.

c    Total return would have been lower had certain expenses not been reduced.

d Includes a reimbursement from the Advisor to reimburse the effect of a loss incurred as the result of an operation error during the period. Excluding this reimbursement, total return would have been (6.42%).

*    Annualized

**   Not annualized


                                                      Financial Highlights  | 29

HOW TO INVEST IN THE FUND

THE FOLLOWING PAGES TELL YOU HOW TO INVEST IN THE FUND AND WHAT TO EXPECT AS A SHAREHOLDER. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Investments, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.


You can find out more about the topics covered here by speaking with your FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR OTHER INVESTMENT PROVIDER.

Buying and Selling INSTITUTIONAL CLASS Shares



           You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to place and pay for your order. Your financial advisor may also receive compensation from the Advisor and/or its affiliates. For more information, please see "Financial intermediary support payments."

           You may also buy Institutional Class shares by sending your check (along with a completed account application) directly to DWS Investments Service Company (the "transfer agent"). Your purchase order may not be accepted if the fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the fund's shareholders.



           Eligibility requirements

           You may buy Institutional Class shares if you are any of the following:

           - An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

           -  An employee benefit plan with assets of at least $50 million.

           - A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

           -  A client of the private banking division of Deutsche Bank AG.

           - A current or former director or trustee of the Deutsche or DWS mutual funds.

           - An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares in the funds.


                             Buying and Selling Institutional Class Shares  | 31

           Investment minimum

           Your initial investment must be for at least $1,000,000. There are no minimum subsequent investment requirements.

           The minimum initial investment is waived for:


           - Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement.


           - Investment advisory affiliates of Deutsche Bank Securities, Inc., DWS funds or Deutsche funds purchasing shares for the accounts of their investment advisory clients.

           -  Employee benefit plans with assets of at least $50 million.

           -  Clients of the private banking division of Deutsche Bank AG.

           - Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.


           - A current or former director or trustee of the Deutsche or DWS funds.

           - An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds.



           - Registered investment advisors who trade through platforms approved by the Advisor and whose client assets in the aggregate meet or, in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.



           - Employee benefit plan platforms approved by the Advisor that invest in the fund through an omnibus account, and that meet or, in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.

           The fund reserves the right to modify the above eligibility requirements and investment minimum at any time. In addition, the fund, in its discretion, may waive the minimum initial investment for specific employee benefit plans (or family of plans) whose aggregate investment in Institutional Class shares of the fund equals or exceeds the minimum initial investment amount but where a particular account or program may not on its own meet such minimum amount.



32 | Buying and Selling Institutional Class Shares

           How to contact the transfer agent



  BY PHONE:               (800) 730-1313
  FIRST INVESTMENTS       DWS Investments Service Company
  BY MAIL:                P.O. Box 219210
                          Kansas City, MO 64121-9210
  ADDITIONAL              DWS Investments Service Company
  INVESTMENTS BY          P.O. Box 219210
  MAIL:                   Kansas City, MO 64121-9210
  BY OVERNIGHT MAIL:      DWS Investments Service Company
                          210 West 10th Street
                          Kansas City, MO 64105-1614



           You can reach the automated information line, 24 hours a day, 7 days a week by calling (800) 621-1048.



           How to open your account



  MAIL:              Complete and sign the account application that
                     accompanies this prospectus. (You may obtain
                     additional applications by calling the transfer agent.)
                     Mail the completed application along with a check
                     payable to the fund you have selected to the transfer
                     agent. Be sure to include the fund number. The
                     applicable addresses are shown under "How to
                     contact the transfer agent."
  WIRE:              Call the transfer agent to set up a wire account.
  FUND NAME AND      Please use the complete fund name. Refer to the
  FUND NUMBER:       start of "The Fund's Main Investment Strategy" above
                     for the fund number.




           Please note that your account cannot become activated until we receive a completed account application.



           How to BUY and SELL shares

           MAIL:


           BUYING: Send your check, payable to the fund you have selected, to the transfer agent. Be sure to include the fund number and your account number on your check. If you are investing in more than one fund, make your check payable to "DWS Investments" and include your account number, the names and numbers of each fund you have selected, and the dollar amount or percentage you would like invested in each fund. Mailing addresses are shown under "How to contact the transfer agent."



                             Buying and Selling Institutional Class Shares  | 33

           SELLING: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. In certain circumstances, a signature guarantee may be required to sell shares of the fund by mail. For information about a signature guarantee, see "Signature Guarantee." Unless exchanging into another DWS fund, you must submit a written authorization to sell shares in a retirement account.



34 | Buying and Selling Institutional Class Shares

           WIRE:


           BUYING: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call Institutional Investment Services at (800) 730-1313 to notify us in advance of a wire transfer purchase. After you inform Institutional Investment Services of the amount of your purchase, you will receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day following your purchase. If your wire is not received by 4:00 p.m. Eastern time on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.




  BANK NAME:        State Street Kansas City
  ROUTING NO:       101003621
  ATTN:             DWS Investments
  DDA NO:           751-069-1
  FBO:              (Account name) (Account number)
  CREDIT:           (Fund name, Fund number and, if applicable, class
                    name) (see "How to open your account")



           Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times.


           SELLING: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or Institutional Investment Services at (800) 730-1313. After you inform Institutional Investment Services of the amount of your redemption, you will receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.



                             Buying and Selling Institutional Class Shares  | 35

           TELEPHONE TRANSACTIONS:


           You may place orders to buy and sell over the phone by calling your financial advisor or Institutional Investment Services at (800) 730-1313. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional shares of another DWS fund by calling the transfer agent.

           You may make regular investments from a bank checking account. For more information on setting up an automatic investment plan or payroll investment plan, call Institutional Investment Services at
           (800) 730-1313.



           Financial intermediary support payments


           The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected financial advisors in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.



36 | Buying and Selling Institutional Class Shares

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .10% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments



                             Buying and Selling Institutional Class Shares | 37 being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


POLICIES YOU SHOULD KNOW ABOUT


           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.


           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.


38 | Policies You Should Know About

           Policies about transactions

           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in the fund.


                                            Policies You Should Know About  | 39

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


           SUB-MINIMUM BALANCES. The fund may redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000,000 ($250,000 for shareholders with existing accounts prior to August 13, 2004) for any reason.

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

           The fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including



40 | Policies You Should Know About
           exchanges) of the same fund's shares. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


           Shareholders are limited to four roundtrip transactions in the same DWS Fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS Fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS Fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS Fund are not affected by the four roundtrip transaction limitation.

           The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified funds-of-funds.

           In certain circumstances where shareholders hold shares of the fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS Funds' policy, may permit certain transactions not permitted by the DWS Funds' policies, or prohibit transactions not subject to the DWS Funds' policies.

           The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.



                                            Policies You Should Know About  | 41

           In addition, if the fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


           The fund's market timing policies and procedures may be modified or terminated at any time.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY CALLING (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Investments.


           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 730-1313.





THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Investments Web site can be a valuable resource for shareholders with Internet access. Go to WWW.DWS-INVESTMENTS.COM to get up-to-date information, review balances or even place orders for exchanges.




42 | Policies You Should Know About

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Institutional Investment Services at (800) 730-1313 at a later date.


           Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           THE FUND DOES NOT ISSUE SHARE CERTIFICATES.

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.


           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check drawn on a US bank, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that the fund does not accept payment in the following forms: cash, money orders, traveler's checks, starter checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. In addition, the fund generally does not accept third party checks. A third party check is any check not made payable directly to DWS Investments, except for any check payable to you from one of your other DWS accounts. Under certain circumstances, the fund may accept a third party check (i) for retirement plan contributions, asset transfers and rollovers, (ii) as contributions into Uniform Gift to Minors Act/Uniform Transfers to Minors Act accounts, (iii) payable from acceptable US and state government agencies, and (iv) from other DWS funds (such as a redemption or dividend check) for investment only in a similarly registered account. Subject to the foregoing, checks should normally be payable to DWS Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check.



                                            Policies You Should Know About  | 43

           IF YOU PAY FOR SHARES BY CHECK and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 730-1313 or contact your financial advisor for more information.


           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system. The fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940.





THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.









44 | Policies You Should Know About

           Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings;
           2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING



           The price at which you buy and sell shares is based on the NAV per share next calculated after the order is received by the transfer agent.

           FOR THE UNDERLYING FUNDS IN WHICH THE FUND INVESTS, WE USE THE NAV OF THE UNDERLYING FUNDS. FOR OTHER SECURITIES, WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value



                                            Policies You Should Know About  | 45
           determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

           TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)


           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time


           - withhold a portion of your distributions and redemption proceeds for federal income tax purposes if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications including certification that you are not subject to backup withholding


           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason


           - refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law



46 | Policies You Should Know About

          - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

           - pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less


           - change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)

UNDERSTANDING DISTRIBUTIONS AND TAXES

           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or distribution for a given period.

           The fund has a regular schedule for paying out any earnings to shareholders. Income dividends and short-term and long-term capital gains are paid annually in December. Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

           If you purchase shares just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for federal income tax purposes, even though you may not have





THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.



                                     Understanding Distributions and Taxes  | 47
           participated in the increase in the net asset value of the fund, regardless of whether you reinvest the dividends. To avoid "buying a dividend," check the fund's distribution dates before you invest.


           For federal income tax purposes, income and capital gains distributions are generally taxable. However, dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws generally will not be taxable. Similarly, there generally will be no federal income tax consequences when a qualified retirement plan buys or sells fund shares.

           You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will be reinvested in shares of the same fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. Receiving your distributions in cash will reduce your Protected Amount at the Maturity Date. For employee-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

           Buying, selling or exchanging fund shares will usually have tax consequences for you (except in employer-sponsored qualified plans, IRAs or other tax advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.


48 | Understanding Distributions and Taxes

           The federal income tax status of the fund's earnings you receive and your own fund transactions generally depend on their type:



GENERALLY TAXED AT LONG-TERM           GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                    INCOME RATES:
DISTRIBUTIONS FROM THE FUND
THAT CONSIST OF:
- gains from the sale of              -  gains from the sale of
  securities held by the fund for        securities held by the fund for
  more than one year (and 60%            one year or less (and 40% of
  of any gain on certain futures         any gain on certain futures
  contracts regardless of the            contracts regardless of the
  fund's holding period)                 fund's holding period)
- qualified dividend income (for      -  all other taxable income
  taxable year beginning before
  January 1, 2011)

TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund             -  gains from selling fund
  shares held for more than              shares held for one year or
  one year                               less



           The federal income tax treatment of any payment made by the Warranty Provider to the fund is uncertain. The fund may take the position that its right to receive payment under the Warranty Agreement is itself a capital asset and that the payment in termination of this right gives rise to capital gain rather than to ordinary income, although the Internal Revenue Service may disagree with this position.

           Any investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively impacted.

           To the extent that the fund invests in certain debt obligations, investments in these obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


                                     Understanding Distributions and Taxes  | 49

           The fund's transactions in broad based equity index futures contracts, exchange traded options on such indices and certain other futures contracts are generally considered "Section 1256 contracts" for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss recognized on actual sales of
           Section 1256 contracts is treated in the same manner. As noted above, distributions of net short-term capital gains are taxable to you as ordinary income while distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have held your shares of the fund.


           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal income purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply. It is not expected that a substantial portion of the fund's dividends will be designated as qualified dividend income.


           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been reduced to 15%. For more information see the Statement of Additional Information, under "Taxes."


           The federal income tax character of distributions paid by the fund will be determined after the end of the fund's taxable year. The fund will send you detailed federal income tax information every January. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.


50 | Understanding Distributions and Taxes

           Corporations are taxed at the same rates on ordinary income and capital gains, but may be eligible for a dividends received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met. It is not expected that a substantial portion of the fund's dividends will be eligible for the dividends received deduction.


           The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund.


                                     Understanding Distributions and Taxes  | 51

APPENDIX A
--------------------------------------------------------------------------------
           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables do not reflect redemption fees, if any, which may be payable upon redemption. If redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


52 | Appendix A

              DWS LifeCompass Protect Fund - Institutional Class




              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.50%              3.50%       $ 10,350.00        $   152.63
   2           10.25%        1.85%              6.76%       $ 10,676.03        $   194.49
   3           15.76%        1.85%             10.12%       $ 11,012.32        $   200.62
   4           21.55%        1.85%             13.59%       $ 11,359.21        $   206.94
   5           27.63%        1.85%             17.17%       $ 11,717.02        $   213.46
   6           34.01%        1.85%             20.86%       $ 12,086.11        $   220.18
   7           40.71%        1.85%             24.67%       $ 12,466.82        $   227.11
   8           47.75%        1.85%             28.60%       $ 12,859.53        $   234.27
   9           55.13%        1.85%             32.65%       $ 13,264.60        $   241.65
  10           62.89%        1.85%             36.82%       $ 13,682.44        $   249.26
  TOTAL                                                                        $ 2,140.61




                                                                Appendix A  | 53

APPENDIX B
--------------------------------------------------------------------------------
           Calculation of Protected Amount



           If you hold your fund shares until the Maturity Date, you will be entitled to the greater of the fund's NAV per share on the Maturity Date or the Protected High NAV. The amount you can expect to receive
           - the Protected Amount - is the product of the Protected High NAV for your class and the number of shares you own. If the fund is unable to pay the Aggregate Protected Amount on the Maturity Date, the Warranty Provider, subject to the conditions and limitations of the Warranty Agreement, is obligated to pay the amount of any shortfall between the Aggregate Protected Amount and the aggregate net assets of the fund on the Maturity Date.


           Below are several illustrations indicating how the Protected Amount would be calculated under different circumstances.

           These examples relate to Institutional Class shares and start with the following assumptions:

           AMOUNT OF PURCHASE: $20,000
           NET ASSET VALUE AT TIME OF PURCHASE: $10.00 per share
           PROTECTED HIGH NAV AT TIME OF PURCHASE: $10.00 per share
           TOTAL NUMBER OF SHARES PURCHASED: 2,000 (20,000/
           $10.00 per share = 2,000 shares)
           OTHER ASSUMPTIONS: You hold your shares until the Maturity Date and, if the fund's investment strategy is otherwise unsuccessful, there is no default in connection with the Warranty Agreement by either the fund, the Advisor or the Warranty Provider, and the Financial Warranty has not been terminated. Numbers are rounded.

           EXAMPLE 1: The fund's highest NAV per share attained for Institutional Class shares on a Calculation Date is $11.00 per share and no dividends or distributions are paid after that value is reached.

           You are entitled to receive $22,000.00 on the Maturity Date, which is equal to the Protected High NAV times the number of shares that you own on the Maturity Date ($11.00 x 2,000 = $22,000.00).


54 | Appendix B

           EXAMPLE 2: Make the same assumptions as in Example 1, except that the fund's NAV per share reaches its highest point of $10.00 per share on the date of your purchase, and no dividends or distributions are paid by the fund after this date. The net asset value subsequently declines to $9.00.

           The amount payable to you upon redemption at the Maturity Date would be $20,000 (2,000 x $10.00), the shares you purchased times the Protected High NAV at the time of purchase.

           Examples 3 and 4 illustrate the effects of dividends and distributions on your Protected Amount. Although the Protected High NAV will decline as dividends and distributions are paid out, this decline will be offset by an increase in the number of shares you own if you reinvest the dividends and distributions. If you redeem your shares prior to the Maturity Date, you will not be entitled to receive the Protected High NAV on those shares. If you redeem shares, you will then hold fewer shares, thereby reducing your Protected Amount. A redemption made from the fund prior to the Maturity Date will be made at the fund's then-current NAV per share, which may be lower than the Protected High NAV.

           EXAMPLE 3: Same assumptions as above, except that the Institutional Class shares' highest NAV per share on a Calculation Date has previously reached $12.50 per share. The NAV subsequently declines to $12.00 per share on the most recent Calculation Date, and a $1.00 dividend per share is declared, which you decide to reinvest. Thus, on the most recent Calculation Date, the NAV per share is $11.00 (remember the dividend is paid out of fund assets - $12.00 - $1.00 = $11.00).

           The new Protected High NAV is the greater of:

           1. $11.00 per share (the NAV per share on the Calculation Date), or:

           2. then-current Protected High NAV ($12.50) divided by 1 plus the share distribution amount on the current Calculation Date ($1.00) plus extraordinary expenses, if any ($0.00), divided by the NAV per share on the current Calculation Date, ($11.00):
               ($12.50/[1 + ($1.00/$11.00)] = $11.46

                                                                Appendix B  | 55

           Because $11.46 is greater than the NAV per share on the Calculation Date ($11.00), $11.46 becomes the new Protected High NAV. In addition, the reinvestment of the $1.00 dividend allows you to purchase an additional 181.500 shares: 2,000 (shares owned) x 1.00 per share dividend /$11 (net asset value) = 181.50 (additional shares purchased), bringing your total shares owned to 2,000 +
           181.50 = 2,181.50.


           Your Protected Amount is now 2,181.50 x $11.46 = $25,000.00.

           Prior to the distribution, your Protected Amount was $25,000.00 (2,000 x $12.50) and your current Protected Amount is $25,000.00. The Protected High NAV per share (due to the distribution) has decreased, but your Protected Amount remains the same because you have reinvested the distribution in more shares.

           EXAMPLE 4: We will use the same assumptions in Example 3 above, except that you elect to receive dividends and distributions in cash.

           To recalculate your Protected Amount:

           1.   Determine your total shares owned: 2,000 shares.

           2.   Determine the new Protected High NAV: $11.46.

           3. Multiply your total shares owned by the Protected High NAV (2,000 x $11.46 = $22,920.00).

           Your Protected Amount is lower when you receive dividends in cash (see Example 3).

           Prior to the distribution, your Protected Amount was $25,000.00 (2,000 x $12.50) and your current Protected Amount is $22,920.00. Your Protected Amount has decreased because you did not reinvest the distribution in more shares.


           Although you can perform this calculation yourself, the fund will calculate the Protected High NAV for each share class and publish it on the DWS website: www.dws-investments.com, together with the current NAV. It is possible that the fund's calculations may differ from a shareholder's calculation, for example, because of rounding or the number of decimal places used. In any case, the fund's calculations will be determinative.



56 | Appendix B

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, call (800) 730-1313, or contact DWS Investments at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS INVESTMENTS      SEC                     DISTRIBUTOR
-----------------    --------------------    ------------------------------
PO Box 219210        100 F Street, N.E.      DWS Investments Distributors,
Kansas City, MO      Washington, D.C.        Inc.
64121-9210           20549-0102              222 South Riverside Plaza
WWW.DWS-             WWW.SEC.GOV             Chicago, IL 60606-5808
INVESTMENTS.COM      (800) SEC-0330          (800) 621-1148
(800) 730-1313




SEC FILE NUMBER:
DWS Target Fund         DWS LifeCompass Protect Fund    811-6071






(09/01/08) DLCPF-1-IN
PRINTED ON RECYCLE PAPER                                  [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

                               SEPTEMBER 1, 2008








                                   PROSPECTUS
                              ------------------
                                    CLASS S

                          DWS LIFECOMPASS PROTECT FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

CONTENTS





HOW THE FUND WORKS

  4      The Fund's Main Investment
         Strategy
 12      The Main Risks of Investing in
         the Fund
 19      The Financial Warranty
         Agreement
 21      The Fund's Performance
         History
 22      How Much Investors Pay
 23      Other Policies and Information
         and Secondary Risks
 26      Who Manages and Oversees
         the Fund
 29      Financial Highlights


HOW TO INVEST IN THE FUND

 31      How to Buy Class S Shares
 32      How to Exchange or Sell
         Class S Shares
 35      Policies You Should Know
         About
 45      Understanding Distributions
         and Taxes
 49      Appendix A
 51      Appendix B

HOW THE FUND WORKS


On the next few pages, you'll find information about the fund's investment objective, the main strategies it uses to pursue that objective and the main risks that could affect performance.


Whether you are considering investing in the fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.


CLASS S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with the fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.


Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.


You can find DWS prospectuses on the Internet at WWW.DWS-INVESTMENTS.COM (the Web site does not form a part of this prospectus).

                                      Class S
  ticker symbol                       PROSX
    fund number                       2053

    DWS LIFECOMPASS PROTECT FUND



            THE FUND'S MAIN INVESTMENT STRATEGY

            The Fund's Investment Goal


            DWS LifeCompass Protect Fund seeks to maximize total return consistent with capital preservation. The fund's investment strategies are designed to ensure that shareholders who hold their shares at the fund's maturity receive the greater of (i) the net asset value ("NAV") per share at inception ($10.00); or (ii) the highest NAV per share attained over the life of the fund; each subject to the adjustments described below (the "Protected High NAV").


            The fund seeks to achieve its objective over a ten-year investment horizon and is designed for investors that have a similar investment horizon. The fund's maturity date is November 1, 2017 (the "Maturity Date"). There is no assurance that the fund will achieve its objective.


            The fund will continuously offer its shares through the Maturity Date, unless the Board of Trustees determines it is in the fund's best interests to discontinue sales, or additional sales are not permitted under the fund's Financial Warranty Agreement described below.



            The Protected High NAV


            The Protected High NAV is determined separately for each class of shares of the fund as of the close of regular trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading (the "Calculation Date"). The Protected High NAV is not necessarily the amount you paid for your shares. Once a Protected High NAV is established, it is continuously adjusted (decreased) for any dividends, distributions, and extraordinary expenses paid by the fund subsequent to the establishment of such Protected High NAV.



4 | DWS LifeCompass Protect Fund

            Only shareholders who hold their shares on the Maturity Date are entitled to receive the Protected High NAV. See Appendix B at the back of this prospectus for examples illustrating how the Protected High NAV is determined.


            The Protected Amount

            The number of shares you own multiplied by the Protected High NAV for your class of shares is the amount the fund seeks to pay you on the Maturity Date (the "Protected Amount"). Generally, your Protected Amount will remain the same before and after any dividends or distributions paid if you reinvest all dividends and distributions in additional shares of the fund. Your Protected Amount will decrease following any dividends or distributions paid to you if you elect to receive dividends and distributions in cash. Your Protected Amount will also decrease if you redeem shares before the Maturity Date. If you redeem your shares before the Maturity Date, you will do so at the then current NAV. Your Protected Amount may differ from, and may be less than, your original investment. See Appendix B at the back of this prospectus for examples illustrating how Protected Amounts are calculated.

            The number of shares of the fund outstanding on the Maturity Date of each class of shares times the Protected High NAV for that class, collectively, is the aggregate dollar amount the fund seeks to pay out to all shareholders on the Maturity Date (the "Aggregate Protected Amount").


            The fund has entered into a Financial Warranty Agreement (the "Warranty Agreement") with Merrill Lynch Bank USA (the "Warranty Provider"), pursuant to which the Warranty Provider has issued a stand-by letter of credit to the fund, on which the fund may draw up to $1 billion (the "Financial Warranty"), provided the terms and conditions of the Warranty Agreement are satisfied. The Financial Warranty is designed to protect the fund against certain market risks of the fund's dynamic asset allocation strategy. Accordingly, the terms, conditions and limits of the Warranty Agreement are intended to ensure that the risk profile of the fund does not change during the warranty period and that the Warranty Provider does not assume any risks other than those contemplated in the Warranty Agreement. See "The Financial Warranty Agreement."



                                               DWS LifeCompass Protect Fund  | 5

            The Warranty Agreement obligates the Warranty Provider to make payments to the fund for any shortfall between the fund's aggregate net assets and: (i) the Aggregate Protected Amount on the Maturity Date; or (ii) the Accelerated Aggregate Protected Amount (as described below) in the event of an early termination of the fund. The obligation of the Warranty Provider is subject to the fund and the fund's investment advisor (the "Advisor") complying with the terms, conditions and limitations of the Warranty Agreement.

            The Financial Warranty covers issued and outstanding shares having an Aggregate Protected Amount of up to $1 billion. If the Aggregate Protected Amount of the fund exceeds
            $1 billion, the Warranty Provider is not liable for the shortfall on shares issued in excess of $1 billion. If the Aggregate Protected Amount of the fund exceeds $1 billion and the fund draws upon the Financial Warranty, the Protected High NAV of all outstanding shares would be reduced on a pro-rata basis. The fund intends to limit sales or take such other actions as may be necessary to limit the Aggregate Protected Amount to $1 billion.


            If the Board terminates the fund before the Maturity Date, shareholders who hold their shares on the early termination date will receive the greater of: (i) the then-current NAV; or (ii) the net present value of the Protected High NAV ("Accelerated Protected High NAV"). In the event of early termination, when the fund calculates its NAV and Accelerated Protected High NAV as of the early termination date, each amount will be reduced by the net present value of the estimated remaining payments otherwise due to the Warranty Provider had the fund continued to its Maturity Date (the "Accelerated Financial Warranty Fee"). When calculating the Accelerated Protected High NAV and the Accelerated Financial Warranty Fee, net present value will be calculated using a discount factor based on the yield of a zero coupon bond maturing on the Maturity Date, the yield of which is consistent with the London Interbank Offered Rates ("LIBOR") expressed in US dollars as of the date of determination.


            Because the commitments of the Warranty Provider are conditional and limited in amount, it is not completely certain that you will receive your Protected Amount. See "The Main Risks of Investing in the Fund - Financial Warranty Risk" and "The Financial Warranty Agreement."


6 | DWS LifeCompass Protect Fund

            The Fund's Principal Investment Strategies

            DYNAMIC ALLOCATION STRATEGY. The fund seeks to limit downside risk and lock in gains while retaining the potential for participation in stock market appreciation. The Advisor uses a dynamic asset allocation strategy, which is designed to protect a specified level of assets (i.e., the Aggregate Protected Amount) and ensure that such assets are available to shareholders on the Maturity Date. The Aggregate Protected Amount will change if either the Protected High NAV or number of outstanding shares change. So long as the fund has assets with a value at least equal to the net present value of the Aggregate Protected Amount, the fund will generally seek capital appreciation through stock market exposure.

            The fund allocates its assets between a managed equity portfolio (the "Active Component") and a managed fixed income portfolio (the "Reserve Component"). The fund's portfolio managers employ a disciplined approach through a proprietary, quantitative methodology to construct and rebalance the fund's portfolio. The portfolio managers evaluate a number of factors, including, but not limited to:

            -  the fund's current NAV as compared to its Protected High NAV

            -  the prevailing level of interest rates

            -  the fund's expenses

            - the current value of the fund's assets, including investments in futures contracts and related margin requirements

            - the percentage of the fund's assets allocated to the Active and Reserve Components

            -  the length of time remaining until the Maturity Date

            - the volatility of the fund's assets allocated to the Active Component

            The portfolio managers determine the percentage of the fund's portfolio to be allocated to the Active Component and the Reserve Component daily. The portfolio managers will review the underlying investments of the Active Component and the Reserve Component periodically.


                                               DWS LifeCompass Protect Fund  | 7

            Because market conditions and the level of interest rates are subject to change and because the portfolio managers evaluate the fund's allocation between the Active Component and the Reserve Component on a daily basis, it is impossible to say with any certainty exactly how much of the fund's assets will be allocated to the Active Component or the Reserve Component over any period of time.


            Under normal circumstances, as interest rates decline, more assets will be allocated to the Reserve Component because the net present value of the Aggregate Protected Amount increases. Conversely, if interest rates rise, more assets will be allocated to the Active Component because the net present value of the Aggregate Protected Amount decreases. Additionally, equity market volatility is a factor in determining asset allocations. Generally, as the level of volatility in the equity market increases, the fund may decrease its exposure to the Active Component, thus allocating more assets to the Reserve Component. On the other hand, if equity market volatility decreases, more assets may be allocated to the Active Component. In the event of a significant decline in the equity markets, all or substantially all of the fund's assets may be allocated to the Reserve Component. If this happens, such allocation to the Reserve Component may be irreversible. As the fund nears the Maturity Date, the fund generally will decrease its exposure to the Active Component by allocating more assets to the Reserve Component.

            The fund may have a higher portfolio turnover rate as compared to other mutual funds because of the periodic rebalancings required by the fund's strategy. Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year.

            ACTIVE COMPONENT. The Active Component is designed to provide the fund with exposure to global equity markets through investment in index-based securities and other instruments.

            The Active Component consists principally of futures contracts and securities of exchange-traded funds (ETFs) based on any of the indices listed below. In the future, the fund may add additional indices or change the selected indices listed below. The Active Component also includes liquid assets used to


8 | DWS LifeCompass Protect Fund
            cover futures contracts, which may consist of US government securities, shares of DWS Cash Management QP Trust (the "QP Trust"), an unregistered money market fund managed by the Advisor, and cash and cash equivalents.

            - S&P 500 INDEX: an unmanaged stock market index comprised of 500 large-capitalization US companies in a wide range of businesses, selected by Standard and Poor's Corporation.

            - RUSSELL 1000 INDEX: an unmanaged stock market index that contains the 1,000 largest stocks within the Russell 3000 Index, as determined by the Frank Russell Company. The Russell 3000 Index contains the common stocks of the 3,000 largest US companies by market capitalization.

            - RUSSELL 2000 INDEX: an unmanaged stock market index comprised of the common stocks of the 1,001st through 3,000th largest US companies by market capitalization, as determined by the Frank Russell Company.

            - S&P MIDCAP 400 INDEX: an unmanaged stock market index comprised of 400 mid-capitalization companies in a wide range of businesses, selected by Standard and Poor's Corporation.

            - MSCI EAFE INDEX: an unmanaged stock market index comprised of approximately 1,000 companies from various sectors whose primary trading markets are developed country markets located outside the US and which are selected from among the larger capitalization companies in such markets.


            By buying futures contracts, the fund participates in equity market returns (gains or losses) that are roughly comparable to investing a portion of the fund's assets directly in stocks comprising the relevant index. By holding futures contracts, the fund can rebalance its exposure to the equity markets daily with lower transaction costs than if it had invested directly in stocks. Through the use of futures contracts, the fund may effectively leverage (i.e., the fund may have equity exposure greater than the value of its assets).


            The fund may seek net equity exposure of up to 130% of total assets through index-based investments.


                                               DWS LifeCompass Protect Fund  | 9

            The fund only intends to enter into futures contracts on securities indices that are traded on recognized US-based exchanges, including, but not limited to, the Chicago Mercantile Exchange, the New York Board of Trade, the Chicago Board of Trade and the Chicago Board Options Exchange. These contracts generally provide a high degree of liquidity and a low level of counterparty performance and settlement risk.


            The fund may not enter into futures contracts unless such transactions are either "covered" or subject to appropriate asset segregation requirements. Generally, the fund segregates or earmarks an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to "cash-settle," the fund sets aside liquid assets in an amount at least equal to the fund's daily marked-to-market obligation (i.e., the fund's daily net liability, if any), rather than the contracts' notional value (i.e., the value of the underlying asset). By setting aside assets equal to its net obligation under cash-settled futures contracts, the fund may employ leverage to a greater extent than if the fund set aside assets equal to the futures contracts' full notional value. The fund bases its asset segregation policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.


            The fund generally seeks exposure to the equities markets through index-based investments, including futures contracts and ETFs based on securities indices. The fund does not seek exposure to the commodities markets and is not a trading vehicle for commodities. The fund is registered as an investment company, and the Advisor has claimed an exclusion, with respect to the fund, from registration or regulation under the Commodities Exchange Act.

            For more information on the fund's asset segregation policies for futures contracts, see "Investment Policies and Techniques" in the fund's Statement of Additional Information.


            RESERVE COMPONENT. The Reserve Component provides the fund with exposure to the US fixed income markets. The primary purpose of the Reserve Component is to protect the Aggregate Protected Amount. Generally, allocations to the Reserve Component will increase when the difference


10 | DWS LifeCompass Protect Fund
            between the fund's net assets and the net present value of the Aggregate Protected Amount decreases. In other words, the greater the positive difference, or "cushion," between the fund's net assets less the net present value of the Aggregate Protected Amount, the greater the allocation to the Active Component. The allocation of assets to the Reserve Component may be substantial at times and is expected to approach 100% as the fund nears its Maturity Date. Under normal circumstances, the Reserve Component will be invested primarily in zero coupon US government securities, shares of DWS Short Duration Plus Fund, and cash and cash equivalents. A small portion of the Reserve Component may also be invested in the QP Trust.


            In the future, the fund also may determine to allocate a portion of the Reserve Component to other DWS mutual funds or unaffiliated ETFs.

            US GOVERNMENT SECURITIES. The fund's direct investments in US government securities will consist of zero coupon US government securities that are issued by the US Treasury, which may include STRIPS (Separate Trading of Registered Interest and Principal of Securities).

            SECURITIES OF OTHER REGISTERED INVESTMENT COMPANIES. The fund may invest in securities of other registered investment companies, in excess of the limits imposed under the Investment Company Act of 1940 (the "1940 Act"), pursuant to an exemptive order obtained from the SEC. The order generally allows the fund to invest in securities of affiliated DWS mutual funds and securities of unaffiliated ETFs in excess of the 1940 Act limits. The fund currently may invest in shares of DWS Short Duration Plus Fund. The fund intends to invest in securities of ETFs as a means of achieving equity market exposure.


            DWS SHORT DURATION PLUS FUND. DWS Short Duration Plus Fund's investment objective is to provide high income while also seeking to maintain a high degree of stability of shareholders' capital. DWS Short Duration Plus Fund invests in securities of varying maturities and normally seeks to maintain an average portfolio duration of no longer than three years. DWS Short Duration Plus Fund invests, under normal market conditions, at least 65% of its total assets in fixed income



                                              DWS LifeCompass Protect Fund  | 11
            securities rated, at the time of purchase, within the top four long-term rating categories by a nationally recognized statistical rating organization (a "NRSRO") (or, if unrated, determined by the Advisor to be of similar quality).


            DWS Short Duration Plus Fund may invest up to 10% of its assets in US dollar-denominated, domestic and foreign below investment-grade fixed income securities (junk bonds) rated in the fifth and sixth long-term rating categories by a NRSRO (or, if unrated, determined by the Advisor to be of similar quality), including those whose issuers are located in countries with new or emerging securities markets.


            In an attempt to enhance returns, DWS Short Duration Plus Fund also employs a global asset allocation strategy, which invests in instruments across domestic and international fixed income and currency markets. When employing this strategy, DWS Short Duration Plus Fund may use various derivatives to attempt to enhance returns.

            QP TRUST. The QP Trust is an unregistered money market fund managed by the Advisor. The QP Trust's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust maintains a dollar-weighted average portfolio maturity of 90 days or less and only purchases investments having remaining maturities of 13 months or less. Investments of the QP Trust must be rated in one of the two highest categories by a NRSRO (or, if unrated, determined by the Advisor to be of similar quality). The Advisor does not charge a fee for managing the QP Trust, although the fund will pay its proportionate share of the expenses of the QP Trust.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


            General product risks

            ALLOCATION RISK. Allocation risk is the risk that the Advisor's proprietary strategy does not produce the desired results due to allocations between the Active Component and the Reserve Component. Investment in the Reserve Component reduces the fund's ability to participate as fully in upward equity market movements and therefore represents potential loss of


12 | DWS LifeCompass Protect Fund
            opportunity compared to a portfolio that is more heavily invested in the equity markets. For example, as the fund attains new Protected High NAVs, the Advisor's allocation strategy may require the fund to allocate additional assets to the Reserve Component, decreasing the fund's upside equity potential. If the equity markets experience a major decline, the fund's assets may become largely or entirely invested in the Reserve Component. In fact, if the value of the Active Component were to decline significantly (whether within a short period of time, including within a single day, or over a protracted period), a complete and irreversible reallocation to the Reserve Component may occur. In this circumstance, the fund would not participate in any subsequent recovery in the equity markets.


            The allocation of the fund's assets between the Active Component and the Reserve Component may result in additional transaction costs, such as brokerage commissions. This process can have an adverse effect on the performance of the fund during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the fund, may increase the fund's transaction costs and may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.


            STRATEGY RISK. A principal risk of the fund's dynamic allocation strategy is that a sudden drop in the value of the Active Component reduces the value of the fund's portfolio below the net present value of the Aggregate Protected Amount. In such a case, the fund would no longer be able to assure the payment of the Aggregate Protected Amount on the Maturity Date. Because the Advisor rebalances assets between the Active Component and the Reserve Component daily, a principal risk of the strategy is a sudden intra-day market drop that occurs before the fund's equity exposure can be reduced.

            FINANCIAL WARRANTY RISK. The Financial Warranty is designed to protect against certain market risks inherent in the dynamic allocation strategy, particularly intra-day risk. It does not protect against fund or Advisor operational risks or errors of the fund or its agents. The Warranty Agreement places investment limits on the fund, imposes asset coverage requirements and may limit the fund's ability to take certain actions, unless the Warranty Provider consents to such


                                              DWS LifeCompass Protect Fund  | 13
            actions. Such provisions may limit the fund's allocation of assets to the Active Component during the life of the fund and/or limit the portfolio managers' ability to respond to changing market conditions. If the fund or the Advisor fail to comply with the terms, conditions and limitations set forth in the Warranty Agreement, including investment limits, the Warranty Provider may cause the fund to allocate all of its assets to a defeasance portfolio (generally consisting of zero coupon US government securities) or terminate the Warranty Agreement. The Financial Warranty terminates upon termination of the Warranty Agreement.


            If the Warranty Agreement is terminated, the fund's Board will take such action as it deems to be in the best interests of the fund, including (i) determining to continue the operation of the fund without the benefit of a financial warranty; (ii) entering into an alternative warranty arrangement, which may include greater costs to the fund; or (iii) electing to terminate the fund early.


            A shareholder's ability to receive the Protected Amount may depend on the financial condition of the Warranty Provider. If the Warranty Provider becomes insolvent or its credit deteriorates substantially, payment under the Financial Warranty may not be made or may become unlikely. In such an event, the fund could take a variety of actions, including replacing the Warranty Provider. In such circumstances, the fund may incur a higher warranty fee or the terms of the new warranty agreement may be less favorable than the current Warranty Agreement.


            EARLY TERMINATION RISK. Early termination risk is the risk that the fund may be terminated and your shares liquidated before the fund's Maturity Date. If the fund were terminated before the Maturity Date, a shareholder would have to locate an alternative investment for his or her assets, which could involve transaction expenses. In the event of an early termination, the fund will redeem your shares on the early termination date at the greater of the Accelerated Protected High NAV or the then-current NAV per share of the fund. When the fund calculates its NAV and Accelerated Protected High NAV as of the early termination date, each amount will be reduced by the Accelerated Financial Warranty Fee (see "The Fund's Main Investment Strategy - The Protected Amount"). Because the Accelerated Protected High NAV accounts for the time value of money, it may be less than the current NAV per



14 | DWS LifeCompass Protect Fund
            share of the fund, and it may be less than what you paid to purchase your shares. Generally, the longer the time period remaining to the Maturity Date, the greater the discount to the Protected High NAV. In the event that the fund has insufficient assets to pay the "Accelerated Aggregate Protected Amount," which is, collectively, the Accelerated Protected High NAV of each class of shares times the number of shares outstanding of that class on the early termination date, the Warranty Provider will be required to contribute sufficient assets to cover any shortfall, subject to the terms, conditions and limitations of the Warranty Agreement.

            LIMITATIONS ON PROTECTED HIGH NAV. If you prefer to receive your dividends and distributions in cash, you should consider the appropriateness of investing in the fund. In addition, redemptions made for any reason prior to the Maturity Date will be made at the fund's then current NAV, which could result in a redeeming shareholder receiving less than the Protected High NAV (or even a shareholder's initial investment) for the redeemed shares. A shareholder's Protected Amount will be reduced by any redemptions made, and by any dividends and distributions received in the form of cash, prior to the Maturity Date.

            If the fund incurs extraordinary expenses that are not covered by the Warranty Agreement, the Protected High NAV will be reduced by the per share amount of such extraordinary expenses. Examples of such extraordinary expenses include legal fees or other costs of litigating a claim brought against the fund and income or excise taxes incurred by the fund.


            Investment-related risks

            FUTURES CONTRACTS RISK. The use of futures contracts in the manner contemplated by the fund (i.e., for return purposes and not for hedging purposes) allows the fund to leverage its assets because the use of futures contracts allows for substantially more exposure to the stock markets compared to direct investments in common stock. In a futures contract, the fund's outlay (i.e., initial margin required to purchase the contract) is small relative to equity exposure obtained through the contract. While the use of futures contracts held by the fund can magnify gains, it can also magnify losses. These losses can be substantially more than the initial margin. See "Derivatives Risk."


                                              DWS LifeCompass Protect Fund  | 15

            ETF RISK. An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or industry sector. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value ("NAV"). In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF. ETFs incur fees and expenses, such as operating expenses, licensing fees, trustee fees and marketing expenses, which are borne proportionately by ETF shareholders, such as the fund. The fund will also incur brokerage costs when purchasing and selling shares of ETFs.


            INVESTMENT COMPANY SECURITIES. Because the fund currently intends to invest in other investment companies, including ETFs, shareholders will incur not only the expenses of the fund, but also a proportionate share of the expenses of the underlying funds held by the fund (including operating costs and, in the case of unaffiliated funds, investment management fees).

            In addition, from time to time, one or more underlying DWS funds may experience relatively large investments or redemptions due to reallocations or rebalancing of the fund or other DWS fund-of-funds. These transactions will affect the underlying funds because underlying funds that experience redemptions as a result of reallocations or rebalancing may have to sell securities and underlying funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the fund's performance to the extent that the underlying funds may be required to sell securities or invest cash at times when they would otherwise not do so. To the extent that participation in the fund-of-funds structure becomes disruptive to the portfolio management of an underlying fund, such underlying fund may discontinue sales to the fund and other DWS funds following a fund-of-funds strategy.

            ZERO COUPON BOND RISK. The market value of a zero coupon bond portfolio generally is more volatile than the market value of a portfolio of fixed income securities with similar maturities that pay interest periodically. In addition, federal income tax law requires that the holder of a zero coupon bond accrue a portion of the discount at which the bond was purchased as taxable income each year, even though the holder receives no


16 | DWS LifeCompass Protect Fund
            interest payment on the bond during the year. Because the fund must distribute substantially all of its net income (including non-cash income attributable to zero coupon bonds) to its shareholders each year for federal income tax purposes, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. The fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy such distribution requirements. These actions may reduce the assets to which the fund's expenses could otherwise be allocated and may reduce the fund's rate of return.

            The following risks may apply to DWS LifeCompass Protect Fund, DWS Short Duration Plus Fund and the QP Trust. Therefore, in the sections below, the term "fund" refers to DWS LifeCompass Protect Fund, DWS Short Duration Plus Fund and the QP Trust, as applicable.



            INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities and may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, reducing the value of such a security.

            CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/ or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt



                                              DWS LifeCompass Protect Fund  | 17
            securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

            MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.


            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

            LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects the fund's estimate of its value.


            PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.

            DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended



18 | DWS LifeCompass Protect Fund
            effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


            FOREIGN INVESTMENT RISK. To the extent the fund has exposure to companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets so, to the extent the fund invests in emerging markets, it takes on greater risks. The currency of a country in which the fund has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors. The investments of the fund may be subject to foreign withholding taxes.



            THE FINANCIAL WARRANTY AGREEMENT


            To provide greater assurance that shareholders receive their Protected Amount on the Maturity Date or their Accelerated Protected Amount, in the event of early fund termination, the fund has entered into the Warranty Agreement with the Warranty Provider. In accordance with the Warranty Agreement, the Warranty Provider has issued a stand-by letter of credit to the fund, on which the fund may draw up to $1 billion (the Financial Warranty), provided the terms and conditions of the Warranty Agreement are satisfied. Unless earlier terminated, the Warranty Agreement and the Financial Warranty will continue in effect until the Maturity Date. The fund and not the fund's shareholders is the holder of the Financial Warranty. The fund's shareholders have no direct rights or claims against the Warranty Provider in the event that the Warranty Provider fails to perform its obligations under the Warranty Agreement.


            If the fund's assets are insufficient to pay the Aggregate Protected Amount on the Maturity Date or the Accelerated Aggregate Protected Amount, in the event of early fund termination, the Warranty Provider will pay the fund the difference between the Aggregate Protected Amount or the


                                              DWS LifeCompass Protect Fund  | 19

            Accelerated Aggregate Protected Amount, as the case may be, and the aggregate net assets of the fund. The Warranty Provider's obligations are subject to all of the terms, conditions and limitations of the Warranty Agreement.

            The Warranty Agreement imposes specific reporting, monitoring and substantive obligations on the fund, the Advisor and indirectly on the fund's custodian, including investment limitations. Although the parties are generally afforded some opportunity to cure breaches, failure to do so may afford the Warranty Provider the ability to cause the fund to invest all of its assets in a "defeasance portfolio," which will generally consist of zero coupon US government securities, or terminate the Warranty Agreement. The fund has delegated to the Advisor responsibility for developing internal procedures to ensure compliance with the terms of the Warranty Agreement. There is no assurance that such procedures will detect and prevent all breaches of the Warranty Agreement.


            Subject to applicable cure periods, if any, the Warranty Provider generally may cause the fund to invest in a defeasance portfolio upon the occurrence of certain events. These events include, without limitation: (i) any failure to manage the fund in all material respects in accordance with its registration statement, the Warranty Agreement and applicable law; (ii) any change in the investment adviser to the fund without the consent of the Warranty Provider; (iii) a material regulatory event or litigation event with respect to the fund or the Advisor; (iv) the issuance of fund shares in excess of $1 billion; (v) a failure to pay the warranty fee when due; or (vi) the failure to provide continuous reporting.


            In addition, subject to applicable cure periods, if any, the Warranty Provider may terminate the Warranty Agreement and the Financial Warranty prior to the Maturity Date in certain circumstances, including, but not limited to, the following: (i) any failure to manage the fund in all material respects in accordance with its registration statement, if such failure would have an adverse effect on the Warranty Provider; (ii) any change in the investment adviser or the custodian to the fund without the consent of the Warranty Provider; (iii) a failure to invest the fund's assets in a defeasance portfolio; or (iv) certain regulatory events with respect to the fund.


20 | DWS LifeCompass Protect Fund

            If the Warranty Agreement is terminated by the Warranty Provider, the fund will not receive the benefit of the Financial Warranty, and shareholders may not receive their Protected Amounts. The Warranty Provider does not have the right to terminate the fund.

            For a more detailed explanation of the events that would allow the Warranty Provider to terminate the Warranty Agreement or force the fund into a defeasance portfolio under the Warranty Agreement or of the investment limitations imposed by the Warranty Agreement, see the Appendix to the fund's Statement of Additional Information. For more information about the risks associated with the Financial Warranty and early termination, see "The Main Risks of Investing in the Fund - Financial Warranty Risk" and "Other Policies and Information and Secondary Risks - Additional Information about the Financial Warranty." See also the fund's Statement of Additional Information.



            THE FUND'S PERFORMANCE HISTORY


            Since the fund commenced operations on November 2, 2007 performance information is not available for a full calendar year.



                                              DWS LifeCompass Protect Fund  | 21

HOW MUCH INVESTORS PAY


The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.



FEE TABLE                                           CLASS S
 SHAREHOLDER FEES, paid directly from
 your investment                                     None
________________________________________________________________________

 ANNUAL OPERATING EXPENSES, deducted from fund assets
________________________________________________________________________
 Management Fee 1                                     0.60%
 Distribution/Service (12b-1) Fee                    None
 Other Expenses 2                                     0.68
 Financial Warranty Fee 3                             0.57
 TOTAL ANNUAL OPERATING EXPENSES                      1.85
 Less Expense Waiver/Reimbursement                    0.35
 NET ANNUAL OPERATING EXPENSES 4                      1.50




1 In the event that all of the fund's assets are completely and irreversibly allocated to the Reserve Component, the fund's 0.60% management fee will decrease to 0.30%.

2 "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.

3 In the event that all of the fund's assets are completely and irreversibly allocated to the Reserve Component, the fund's 0.57% financial warranty fee will decrease to 0.30%.

4 Net Annual Operating Expenses include other operating expenses, which are capped at 1.50% for Class S shares through September 30, 2009. The fee cap does not include acquired fund fees and expenses, if any, or extraordinary expenses, brokerage, taxes and interest.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.



EXAMPLE               1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Class S shares        $153         $548         $968       $2,141




22 | DWS LifeCompass Protect Fund

OTHER POLICIES AND INFORMATION AND SECONDARY RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

           - Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval.


           - The fund may trade actively. This could raise transaction costs (thus lowering return) and could mean distributions at higher tax rates.



           Additional Information about the Financial
           Warranty


           WARRANTY PROVIDER. The Warranty Provider is Merrill Lynch Bank USA, an industrial bank licensed pursuant to the laws of the State of Utah with a principal place of business in Salt Lake City, Utah. As of August 25, 2008, the long-term unsecured debt obligations of the Warranty Provider had received a credit rating of "A2" from Moody's, "A+" from Fitch and "A+" from Standard & Poor's, each a nationally recognized statistical rating organization.


           Under the Warranty Agreement, the fund will pay to the Warranty Provider a fee at an annual rate equal to 0.57% of the average daily net assets of the fund. In the event that the fund becomes completely and irreversibly invested in the Reserve Component, the fee payable to the Warranty Provider will be reduced to an annual rate of 0.30% of the fund's average daily net assets.

           The Warranty Provider has not participated in the organization of the fund. The Warranty Provider makes no representation regarding the advisability of an investment in the fund. Additional information about the Warranty Provider can be found in the Statement of Additional Information.

           The fund will provide you with a copy of the most recent financial reports of the Warranty Provider, free of charge, upon request. To receive a copy of these reports please contact the fund at the telephone number or write to the fund at the address shown on the outside back cover of this prospectus.


                        Other Policies and Information and Secondary Risks  | 23

           Maturity Date and Early Termination


           OPTIONS ON THE MATURITY DATE. The Board may, at the recommendation of the Advisor, elect to (i) continue the operation of the fund after the Maturity Date without the benefit of a Protected High NAV feature; (ii) continue the operation of the fund by setting a new Maturity Date with a Protected High NAV feature; (iii) terminate the fund as of the Maturity Date; or (iv) take any other actions the Board determines is in the best interests of the fund. The Board may take any of these actions without shareholder approval, unless otherwise required by law. You will receive notice of your options at least sixty (60) days before the Maturity Date. In all cases, you will have the right to redeem your shares on the Maturity Date for cash at the greater of the fund's NAV per share on the Maturity Date or the Protected High NAV (assuming the Advisor's allocation strategy is successful or the Financial Warranty is still in effect). If you elect to continue your investment in the fund after the Maturity Date, the Warranty Provider will contribute sufficient assets to the fund, if necessary, to ensure that the value of the remaining shareholder accounts on the Maturity Date is at least equal to their Aggregate Protected Amount. After making any required payments under the Warranty Agreement, the Warranty Provider is under no further obligation to make payments to the fund. The Warranty Provider may or may not issue a new financial warranty to the fund after the Maturity Date, and is under no present obligation to do so.

           You may also exchange your shares into another DWS fund on the Maturity Date. Please keep in mind that an exchange is a taxable event for federal income tax purposes, and you may be subject to a sales charge of the fund you exchange into.

           EARLY TERMINATION - BOARD EARLY TERMINATION. The Board may terminate the fund if: (i) the Board determines that the fund's asset size is not economically viable; (ii) the fund becomes irreversibly allocated to the Reserve Component; (iii) the fund's Advisor resigns or is terminated and the Board determines that a replacement investment advisor will not be appointed; or (iv) the Board determines that it is otherwise in the best interests of the fund to terminate the fund. In the event that the fund is terminated before its Maturity Date, you will be entitled to redeem your shares on the early termination date at the greater of the Accelerated Protected High NAV or the then-current NAV per share of the fund. When the fund calculates its NAV and Accelerated Protected High NAV as of the early termination



24 | Other Policies and Information and Secondary Risks
           date, each amount will be reduced by the Accelerated Financial Warranty Fee (see "The Fund's Main Investment Strategy - The Protected Amount"). The Warranty Provider cannot terminate the fund. Although, under certain circumstances, the Warranty Provider may terminate the fund's Financial Warranty or cause the fund to allocate all of its assets to the Reserve Component.

           The Accelerated Protected High NAV is equal to the net present value of the fund's Protected High NAV. As mentioned above, when calculating the Accelerated Protected High NAV, the net present value of the Protected High NAV will be calculated using a discount factor based on the yield of a zero coupon bond maturing on the Maturity Date, the yield of which is consistent with LIBOR expressed in US dollars as of the date of determination. Because the computation accounts for the time value of money, the Accelerated Protected High NAV will be less than the Protected High NAV and may be less than the current NAV per share of the fund. The Accelerated Protected High NAV also may be less than what you paid to purchase your shares. Generally, the longer the time remaining to the Maturity Date, the greater the discount of the Accelerated Protected High NAV to the Protected High NAV. In the event that the fund has insufficient assets to pay the Accelerated Aggregate Protected Amount, which is, collectively, the Accelerated Protected High NAV of each class of shares times the number of shares outstanding of that class on the early termination date, the Warranty Provider will be required to contribute sufficient assets to cover any shortfall, up to the limits of the Financial Warranty.


           You will receive at least 60 days' prior written notice of an early termination. If a notice of termination is declared for the fund, the fund will cease selling shares to new shareholders. The notice will include information on the Accelerated Protected High NAV and the date your shares are expected to be redeemed.


           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


                        Other Policies and Information and Secondary Risks  | 25

           Keep in mind that there is no assurance that the fund will achieve its objective.

           A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


           DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


26 | Who Manages and Oversees the Fund

           MANAGEMENT FEE. The Advisor will receive a management fee from the fund.

           The fund pays the Advisor under the investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.60% of the fund's average daily net assets. In the event that the fund becomes completely and irreversibly invested in the Reserve Component, the Advisor has contractually agreed to reduce its fee to an annual rate of 0.30% of the fund's average daily net assets for the remainder of the warranty period. Additionally, in such an event, the financial warranty fee under the Warranty Agreement will be reduced to an annual rate of 0.30% of the fund's average daily net assets.


           A discussion regarding the basis for the Board's approval of the fund's investment management agreement is contained in the fund's shareholder report for the annual period ended April 30 (see "Shareholder reports" on the back cover).


           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor for providing most of the fund's administrative services. The fee is paid at an annual rate of 0.10% of the average daily net assets of the fund.


                                         Who Manages and Oversees the Fund  | 27

Portfolio management

The fund is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. The portfolio managers' responsibilities include making purchase and sale decisions, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the fund.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
- Global Head of Quantitative Strategies Portfolio Management: New York.
- Joined the fund in 2007.
- BS, The Wharton School, University of Pennsylvania.

Inna Okounkova
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate Portfolio Manager in 2001.
- Global Asset Allocation Portfolio Manager: New York.
- Joined the fund in 2007.
- BS, MS, Moscow State University; MBA, University of Chicago.

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
- Portfolio Manager for Retail Mortgage Backed Securities: New York.
- Joined the fund in 2007.
- BIS, University of Minnesota.


The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.



28 | Who Manages and Oversees the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).

DWS LifeCompass Protect Fund - Class S




YEAR ENDED APRIL 30,                                      2008a
-------------------------------------------------    --------------
SELECTED PER SHARE DATA
-----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $  10.00
-------------------------------------------------      --------
Income (loss) from investment operations:
  Net investment income b                                   .10
_________________________________________________      ________
  Net realized and unrealized gain (loss)                (  .74)
-------------------------------------------------      --------
  TOTAL FROM INVESTMENT OPERATIONS                       (  .64)
_________________________________________________      ________
Less distributions from:
  Net investment income                                  (  .05)
_________________________________________________      ________
NET ASSET VALUE, END OF PERIOD                         $   9.31
-------------------------------------------------      --------
Total Return (%) c,d                                     ( 6.39)**
-------------------------------------------------      --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------
Net assets, end of period ($ millions)                        1
_________________________________________________      ________
Ratio of expenses before expense reductions (%)            2.17*
_________________________________________________      ________
Ratio of expenses after expense reductions (%)             1.50*
_________________________________________________      ________
Ratio of net investment income (%)                         2.11*
_________________________________________________      ________
Portfolio turnover rate (%)                                  88**
-------------------------------------------------      --------




a For the period from November 2, 2007 (commencement of operations) to April 30, 2008.

b    Based on average shares outstanding during the period.

c    Total return would have been lower had certain expenses not been reduced.

d Includes a reimbursement from the Advisor to reimburse the effect of a loss incurred as the result of an operation error during the period. Excluding this reimbursement, total return would have been (6.42%).

*    Annualized

**   Not annualized


                                                      Financial Highlights  | 29

HOW TO INVEST IN THE FUND

THE FOLLOWING PAGES TELL YOU HOW TO INVEST IN THE FUND AND WHAT TO EXPECT AS A SHAREHOLDER. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Investments, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.


Please remember, CLASS S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with the fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

You can find out more about the topics covered here by speaking with your FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR OTHER INVESTMENT PROVIDER.

How to BUY Class S Shares





 FIRST INVESTMENT                              ADDITIONAL INVESTMENTS
 $2,500 or more for regular accounts          $50 or more for regular accounts and
 $1,000 or more for IRAs and UTMAs/           IRAs
 UGMAs                                        $50 or more for an account with an
 $1,000 or more for an account with an        Automatic Investment Plan
 Automatic Investment Plan

 BY MAIL OR EXPRESS MAIL (SEE BELOW)

 -  Fill out and sign an application          Send a DWS Investments investment
                                              slip or short note that includes:
 -  Send it to us at the appropriate          -  fund and class name
    address, along with an investment         -  account number
    check made payable to "DWS                -  check made payable to "DWS
    Investments"                                 Investments"

 BY WIRE
 -  Call (800) 728-3337 for instructions      -  Call (800) 728-3337 for instructions

 BY PHONE
 Not available                                -  Call (800) 728-3337 for instructions

 WITH AN AUTOMATIC INVESTMENT PLAN
 -  Fill in the information on our            -  To set up regular investments from a
    application including a check for the        bank checking account, call
    initial investment and a voided check       (800) 728-3337 (minimum $50)

 USING QuickBuy
 Not available                                -  Call (800) 728-3337 to make sure
                                                 QuickBuy is set up on your account; if
                                                 it is, you can request a transfer from
                                                 your bank account of any amount
                                                 between $50 and $250,000
 ON THE INTERNET
 -  Register at                               -  Call (800) 728-3337 to ensure you have
    www.dws-investments.com or log in if         electronic services
    already registered                        -  Register at www.dws-
 -  Print out a prospectus and a new             investments.com
    account application                          or log in if already registered
 -  Complete and return the application       -  Follow the instructions for buying
    with your check                              shares with money from your bank
                                                 account



--------------------------------------------------------------------------------
REGULAR MAIL:


First Investment: DWS Investments, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: DWS Investments, PO Box 219154, Kansas City, MO 64121-9154

EXPRESS, REGISTERED OR CERTIFIED MAIL:
DWS Investments, 210 West 10th Street, Kansas City, MO 64105-1614



                                                 How to Buy Class S Shares  | 31

How to EXCHANGE or SELL Class S Shares





 EXCHANGING INTO ANOTHER FUND                    SELLING SHARES

 -  Exchanges into existing accounts:           Some transactions, including most for
     $50 minimum per fund                       over $100,000, can only be ordered in
                                                writing with a signature guarantee;
 -  Exchanges into new accounts:                please see "Signature Guarantee"
    $2,500 minimum per fund
    $1,000 minimum for IRAs and UTMAs/
    UGMAs

 BY PHONE                                        BY PHONE OR WIRE
 -  Call (800) 728-3337 for instructions        -  Call (800) 728-3337 for instructions

 USING THE AUTOMATED INFORMATION LINE
 -  Call (800) 728-3337 for instructions        -  Call (800) 728-3337 for instructions

 BY MAIL OR EXPRESS MAIL
 (see previous page for address)
 Your instructions should include:              Your instructions should include:
 -  the fund, class and account number          -  the fund, class and account number
    you're exchanging out of                       from which you want to sell shares
 -  the dollar amount or number of shares       -  the dollar amount or number of shares
    you want to exchange                           you want to sell
 -  the name and class of the fund you          -  your name(s), signature(s) and
    want to exchange into                          address, as they appear on your
                                                   account
 -  your name(s), signature(s) and
    address, as they appear on your               -  a daytime telephone number
    account
 -  a daytime telephone number

 WITH AN AUTOMATIC EXCHANGE PLAN                WITH AN AUTOMATIC WITHDRAWAL PLAN
 -  To set up regular exchanges from a          -  To set up regular cash payments from
    fund account, call (800) 728-3337              a DWS fund account, call
                                                   (800) 728-3337

 USING QuickSell
 Not available                                  -  Call (800) 728-3337 to make sure
                                                   QuickSell is set up on your account; if
                                                   it is, you can request a transfer to your
                                                   bank account of any amount between
                                                   $50 and $250,000
 ON THE INTERNET
 -  Register at www.dws-                        -  Register at www.dws-
    investments.com or log in if already           investments.com or log in if already
    registered                                     registered
 -  Follow the instructions for making on-      -  Follow the instructions for making on-
    line exchanges                                 line redemptions



--------------------------------------------------------------------------------


TO REACH US:      WEB SITE: www.dws-investments.com
                  TELEPHONE REPRESENTATIVE: (800) 728-3337, M-F, 9 a.m. - 6 p.m. ET
                  TDD LINE: (800) 972-3006, M-F, 9 a.m.- 6 p.m. ET




32 | How to Sell or Exchange Class S Shares

           Financial intermediary support payments


           The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected financial advisors in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.


           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


                                    How to Sell or Exchange Class S Shares  | 33

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .10% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of


34 | How to Sell or Exchange Class S Shares
           broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


POLICIES YOU SHOULD KNOW ABOUT


           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.


           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 728-3337.

           Policies about transactions

           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Questions? You can speak to a DWS Investments representative between 9 a.m. and 6 p.m. Eastern time on any fund business day by calling (800) 728-3337.



                                            Policies You Should Know About  | 35

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in the fund.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           INITIAL PURCHASE. The minimum initial investment is $2,500, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, for which there is no minimum initial investment; and fiduciary accounts such as IRAs


36 | Policies You Should Know About
           and custodial accounts such as Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts for which the minimum initial investment is $1,000 per account. In addition, the minimum initial investment is $1,000 if an automatic investment plan of $50 per month is established. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements.


           SUB-MINIMUM BALANCES. The fund may close your account and send you the proceeds if your balance falls below $2,500 ($1,000 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments); $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).

           Because of the high cost of servicing accounts with low balances, an account maintenance fee of $6.25 per quarter (for a $25 annual fee) will be assessed on accounts whose balances fail to meet the minimum initial investment requirement for a period of 90 days prior to the assessment date. The quarterly assessment will occur on or about the 15th of the last month in each calendar quarter. Please note that the fee will be assessed on accounts that fall below the minimum for any reason, including due to market value fluctuations, redemptions or exchanges. The account maintenance fee will apply to all shareholders of the DWS Funds except for: accounts with an automatic investment plan, accounts held in an omnibus account through a financial services firm, accounts maintained on behalf of participants in certain fee based and wrap programs offered through certain financial intermediaries approved by the Advisor and participant level accounts in group retirement plans held on the records of a retirement plan record keeper.

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments),



                                            Policies You Should Know About  | 37
           taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


           The fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           Shareholders are limited to four roundtrip transactions in the same DWS Fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS Fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS Fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS Fund are not affected by the four roundtrip transaction limitation.



38 | Policies You Should Know About

           The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified funds-of-funds.

           In certain circumstances where shareholders hold shares of the fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS Funds' policy, may permit certain transactions not permitted by the DWS Funds' policies, or prohibit transactions not subject to the DWS Funds' policies.

           The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


           In addition, if the fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor


                                            Policies You Should Know About  | 39
           reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


           The fund's market timing policies and procedures may be modified or terminated at any time.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY CALLING (800) 728-3337. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Investments. You can also use this service to make exchanges and to purchase and sell shares.


           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 728-3337.

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 728-3337 at a later date.

           Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.





THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Investments Web site can be a valuable resource for shareholders with Internet access. Go to WWW.DWS-INVESTMENTS.COM to get up-to-date information, review balances or even place orders for exchanges.




40 | Policies You Should Know About

           THE FUND DOES NOT ISSUE SHARE CERTIFICATES.

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.


           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check drawn on a US bank, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that the fund does not accept payment in the following forms: cash, money orders, traveler's checks, starter checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. In addition, the fund generally does not accept third party checks. A third party check is any check not made payable directly to DWS Investments, except for any check payable to you from one of your other DWS accounts. Under certain circumstances, the fund may accept a third party check (i) for retirement plan contributions, asset transfers and rollovers, (ii) as contributions into Uniform Gift to Minors Act/Uniform Transfers to Minors Act accounts, (iii) payable from acceptable US and state government agencies, and (iv) from other DWS funds (such as a redemption or dividend check) for investment only in a similarly registered account. Subject to the foregoing, checks should normally be payable to DWS Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check.


           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.








                                            Policies You Should Know About  | 41

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 728-3337 or contact your financial advisor for more information.


           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system. The fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings;
           2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."


           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING



           The price at which you buy and sell shares is based on the NAV per share next calculated after the order is received by the transfer agent.



42 | Policies You Should Know About

           FOR THE UNDERLYING FUNDS IN WHICH THE FUND INVESTS, WE USE THE NAV OF THE UNDERLYING FUNDS. FOR OTHER SECURITIES, WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")


           TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)


           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

                                            Policies You Should Know About  | 43

           - withhold a portion of your distributions and redemption proceeds for federal income tax purposes if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications including certification that you are not subject to backup withholding


           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason


           - refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law

           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

           - pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less


           - change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)


44 | Policies You Should Know About

UNDERSTANDING DISTRIBUTIONS AND TAXES


           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or distribution for a given period.

           The fund has a regular schedule for paying out any earnings to shareholders. Income dividends and short-term and long-term capital gains are paid annually in December. Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.


           If you purchase shares just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for federal income tax purposes, even though you may not have participated in the increase in the net asset value of the fund, regardless of whether you reinvest the dividends. To avoid "buying a dividend," check the fund's distribution dates before you invest.


           For federal income tax purposes, income and capital gains distributions are generally taxable. However, dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws generally will not be taxable. Similarly, there generally will be no federal income tax consequences when a qualified retirement plan buys or sells fund shares.

           You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will be reinvested in shares of the same fund without a sales charge (if applicable).



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.



                                     Understanding Distributions and Taxes  | 45

           Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. Receiving your distributions in cash will reduce your Protected Amount at the Maturity Date. For employee-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

           Buying, selling or exchanging fund shares will usually have tax consequences for you (except in employer-sponsored qualified plans, IRAs or other tax advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

           The federal income tax status of the fund's earnings you receive and your own fund transactions generally depend on their type:



GENERALLY TAXED AT LONG-TERM          GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                   INCOME RATES:
DISTRIBUTIONS FROM THE FUND
THAT CONSIST OF:
- gains from the sale of              -  gains from the sale of
  securities held by the fund for        securities held by the fund for
  more than one year (and 60%            one year or less (and 40% of
  of any gain on certain futures         any gain on certain futures
  contracts regardless of the            contracts regardless of the
  fund's holding period)                 fund's holding period)
- qualified dividend income (for      -  all other taxable income
  taxable year beginning before
  January 1, 2011)

TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund             -  gains from selling fund
  shares held for more than              shares held for one year or
  one year                               less



           The federal income tax treatment of any payment made by the Warranty Provider to the fund is uncertain. The fund may take the position that its right to receive payment under the Warranty Agreement is itself a capital asset and that the payment in termination of this right gives rise to capital gain rather than to ordinary income, although the Internal Revenue Service may disagree with this position.


46 | Understanding Distributions and Taxes

           Any investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively impacted.

           To the extent that the fund invests in certain debt obligations, investments in these obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


           The fund's transactions in broad based equity index futures contracts, exchange traded options on such indices and certain other futures contracts are generally considered "Section 1256 contracts" for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss recognized on actual sales of
           Section 1256 contracts is treated in the same manner. As noted above, distributions of net short-term capital gains are taxable to you as ordinary income while distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have held your shares of the fund.


           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal income purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period


                                     Understanding Distributions and Taxes  | 47
           and other requirements with respect to the fund's shares for the lower tax rates to apply. It is not expected that a substantial portion of the fund's dividends will be designated as qualified dividend income.


           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been reduced to 15%. For more information see the Statement of Additional Information, under "Taxes."


           The federal income tax character of distributions paid by the fund will be determined after the end of the fund's taxable year. The fund will send you detailed federal income tax information every January. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.


           Corporations are taxed at the same rates on ordinary income and capital gains, but may be eligible for a dividends received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met. It is not expected that a substantial portion of the fund's dividends will be eligible for the dividends received deduction.


           The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund.


48 | Understanding Distributions and Taxes

APPENDIX A
--------------------------------------------------------------------------------
           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables do not reflect redemption fees, if any, which may be payable upon redemption. If redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


                                                                Appendix A  | 49

                    DWS LifeCompass Protect Fund - Class S




              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.50%              3.50%       $ 10,350.00        $   152.63
   2           10.25%        1.85%              6.76%       $ 10,676.03        $   194.49
   3           15.76%        1.85%             10.12%       $ 11,012.32        $   200.62
   4           21.55%        1.85%             13.59%       $ 11,359.21        $   206.94
   5           27.63%        1.85%             17.17%       $ 11,717.02        $   213.46
   6           34.01%        1.85%             20.86%       $ 12,086.11        $   220.18
   7           40.71%        1.85%             24.67%       $ 12,466.82        $   227.11
   8           47.75%        1.85%             28.60%       $ 12,859.53        $   234.27
   9           55.13%        1.85%             32.65%       $ 13,264.60        $   241.65
  10           62.89%        1.85%             36.82%       $ 13,682.44        $   249.26
  TOTAL                                                                        $ 2,140.61




50 | Appendix A

APPENDIX B
--------------------------------------------------------------------------------
           Calculation of Protected Amount



           If you hold your fund shares until the Maturity Date, you will be entitled to the greater of the fund's NAV per share on the Maturity Date or the Protected High NAV. The amount you can expect to receive
           - the Protected Amount - is the product of the Protected High NAV for your class and the number of shares you own. If the fund is unable to pay the Aggregate Protected Amount on the Maturity Date, the Warranty Provider, subject to the conditions and limitations of the Warranty Agreement, is obligated to pay the amount of any shortfall between the Aggregate Protected Amount and the aggregate net assets of the fund on the Maturity Date.


           Below are several illustrations indicating how the Protected Amount would be calculated under different circumstances.

           These examples relate to Class S shares and start with the following assumptions:

           AMOUNT OF PURCHASE: $20,000
           NET ASSET VALUE AT TIME OF PURCHASE: $10.00 per share
           PROTECTED HIGH NAV AT TIME OF PURCHASE: $10.00 per share
           TOTAL NUMBER OF SHARES PURCHASED: 2,000 (20,000/
           $10.00 per share = 2,000 shares)
           OTHER ASSUMPTIONS: You hold your shares until the Maturity Date and, if the fund's investment strategy is otherwise unsuccessful, there is no default in connection with the Warranty Agreement by either the fund, the Advisor or the Warranty Provider, and the Financial Warranty has not been terminated. Numbers are rounded.

           EXAMPLE 1: The fund's highest NAV per share attained for Class S shares on a Calculation Date is $11.00 per share and no dividends or distributions are paid after that value is reached.

           You are entitled to receive $22,000.00 on the Maturity Date, which is equal to the Protected High NAV times the number of shares that you own on the Maturity Date ($11.00 x 2,000 = $22,000.00).


                                                                Appendix B  | 51

           EXAMPLE 2: Make the same assumptions as in Example 1, except that the fund's NAV per share reaches its highest point of $10.00 per share on the date of your purchase, and no dividends or distributions are paid by the fund after this date. The net asset value subsequently declines to $9.00.

           The amount payable to you upon redemption at the Maturity Date would be $20,000 (2,000 x $10.00), the shares you purchased times the Protected High NAV at the time of purchase.

           Examples 3 and 4 illustrate the effects of dividends and distributions on your Protected Amount. Although the Protected High NAV will decline as dividends and distributions are paid out, this decline will be offset by an increase in the number of shares you own if you reinvest the dividends and distributions. If you redeem your shares prior to the Maturity Date, you will not be entitled to receive the Protected High NAV on those shares. If you redeem shares, you will then hold fewer shares, thereby reducing your Protected Amount. A redemption made from the fund prior to the Maturity Date will be made at the fund's then-current NAV per share, which may be lower than the Protected High NAV.

           EXAMPLE 3: Same assumptions as above, except that the Class S shares' highest NAV per share on a Calculation Date has previously reached $12.50 per share. The NAV subsequently declines to $12.00 per share on the most recent Calculation Date, and a $1.00 dividend per share is declared, which you decide to reinvest. Thus, on the most recent Calculation Date, the NAV per share is $11.00 (remember the dividend is paid out of fund assets - $12.00 - $1.00 = $11.00).

           The new Protected High NAV is the greater of:

           1. $11.00 per share (the NAV per share on the Calculation Date), or:

           2. then-current Protected High NAV ($12.50) divided by 1 plus the share distribution amount on the current Calculation Date ($1.00) plus extraordinary expenses, if any ($0.00), divided by the NAV per share on the current Calculation Date, ($11.00):
               ($12.50/[1 + ($1.00/$11.00)] = $11.46

52 | Appendix B

           Because $11.46 is greater than the NAV per share on the Calculation Date ($11.00), $11.46 becomes the new Protected High NAV. In addition, the reinvestment of the $1.00 dividend allows you to purchase an additional 181.500 shares: 2,000 (shares owned) x 1.00 per share dividend /$11 (net asset value) = 181.50 (additional shares purchased), bringing your total shares owned to 2,000 +
           181.50 = 2,181.50.


           Your Protected Amount is now 2,181.50 x $11.46 = $25,000.00.

           Prior to the distribution, your Protected Amount was $25,000.00 (2,000 x $12.50) and your current Protected Amount is $25,000.00. The Protected High NAV per share (due to the distribution) has decreased, but your Protected Amount remains the same because you have reinvested the distribution in more shares.

           EXAMPLE 4: We will use the same assumptions in Example 3 above, except that you elect to receive dividends and distributions in cash.

           To recalculate your Protected Amount:

           1.   Determine your total shares owned: 2,000 shares.

           2.   Determine the new Protected High NAV: $11.46.

           3. Multiply your total shares owned by the Protected High NAV (2,000 x $11.46 = $22,920.00).

           Your Protected Amount is lower when you receive dividends in cash (see Example 3).

           Prior to the distribution, your Protected Amount was $25,000.00 (2,000 x $12.50) and your current Protected Amount is $22,920.00. Your Protected Amount has decreased because you did not reinvest the distribution in more shares.


           Although you can perform this calculation yourself, the fund will calculate the Protected High NAV for each share class and publish it on the DWS website: www.dws-investments.com, together with the current NAV. It is possible that the fund's calculations may differ from a shareholder's calculation, for example, because of rounding or the number of decimal places used. In any case, the fund's calculations will be determinative.



                                                                Appendix B  | 53

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, call (800) 728-3337, or contact DWS Investments at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS INVESTMENTS      SEC                     DISTRIBUTOR
-----------------    --------------------    ------------------------------
PO Box 219151        100 F Street, N.E.      DWS Investments Distributors,
Kansas City, MO      Washington, D.C.        Inc.
64121-9151           20549-0102              222 South Riverside Plaza
WWW.DWS-             WWW.SEC.GOV             Chicago, IL 60606-5808
INVESTMENTS.COM      (800) SEC-0330          (800) 621-1148
(800) 728-3337




SEC FILE NUMBER:
DWS Target Fund         DWS LifeCompass Protect Fund    811-04760






(09/01/08) 53-2
PRINTED ON RECYCLE PAPER                                  [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

                                 DWS TARGET FUND

                           DWS LifeCompass Income Fund


                          DWS LifeCompass Protect Fund


                    Class A, Class C and Institutional Class

                       STATEMENT OF ADDITIONAL INFORMATION


                                September 1, 2008



This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectuses (each, a "Prospectus" and collectively, the "Prospectuses"), dated September 1, 2008 for Class A, Class C and Institutional Class shares of DWS LifeCompass Income Fund and DWS LifeCompass Protect Fund (each individually a "Fund," and collectively, the "Funds"), each a series of DWS Target Fund (the "Trust"), as amended from time to time, copies of which may be obtained without charge by contacting DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, (800) 621-1148, or from the firm from which this Statement of Additional Information was obtained and is available along with other materials on the Securities and Exchange Commission's ("SEC") Internet Web site (http://www.sec.gov).

This Statement of Additional Information is incorporated by reference into the corresponding Prospectuses for each class of shares of a Fund.





                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----


INVESTMENT RESTRICTIONS........................................................1

INVESTMENT POLICIES AND TECHNIQUES.............................................2
     Portfolio Holdings ......................................................31

MANAGEMENT OF THE FUNDS.......................................................33
     Investment Advisor.......................................................33
     Administrator............................................................46

FUND SERVICE PROVIDERS........................................................47
     Distributor and Underwriter..............................................47
     Independent Registered Public Accounting Firm............................52
     Custodian................................................................52
     Transfer Agent and Shareholder Service Agent.............................53

PORTFOLIO TRANSACTIONS........................................................54

PURCHASE AND REDEMPTION OF SHARES.............................................58

DIVIDENDS.....................................................................78

FEDERAL INCOME TAXES..........................................................80

NET ASSET VALUE...............................................................86

TRUSTEES AND OFFICERS.........................................................87

TRUST ORGANIZATION...........................................................106

PROXY VOTING GUIDELINES......................................................108

FINANCIAL STATEMENTS.........................................................110

ADDITIONAL INFORMATION.......................................................110

APPENDIX A...................................................................111

APPENDIX B...................................................................115




                             INVESTMENT RESTRICTIONS


Except as otherwise indicated, each Fund's respective investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund's respective objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a particular Fund.





Each Fund has elected to be treated as a diversified investment company, as that term is used in the Investment Company Act of 1940, as amended, (the "1940 Act"), and as interpreted or modified by regulatory authority having jurisdiction, from time to time.





As a matter of fundamental policy, a Fund may not:


1. borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2. issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3. concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;


4. engage in the business of underwriting securities issued by others, except to the extent that either Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5. purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of such Fund's ownership of securities;


6. purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time; and

7. make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.


A fundamental policy of a particular Fund may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or
(2) more than 50% of the outstanding voting securities of a Fund.

The Board of Trustees of the Trust (the "Board") has voluntarily adopted certain policies and restrictions, which are observed in the conduct of each Fund's affairs. These represent intentions of the Board based upon current circumstances. Non-fundamental policies may be changed by the Board without requiring approval of or, with certain exceptions, prior notice to, shareholders.

As a matter of nonfundamental policy, neither Fund currently intends to:


(a) enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;


(b) purchase securities on margin, except (i) for margin deposits in connection with short sales, futures contracts, options or other permitted investments; and (ii) that either Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(c) purchase options, unless the aggregate premiums paid on all such options held by such Fund at any time do not exceed 20% of that Fund's total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of such Fund's total assets;


(d) lend portfolio securities in an amount greater than 33?% of its total assets; and

(e) acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) of the 1940 Act.


Neither Fund will purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of such Fund's net assets, valued at the time of the transaction, would be invested in such securities.


If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.


Master/feeder Fund Structure. The Board has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.


A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                       INVESTMENT POLICIES AND TECHNIQUES

General


The Funds are each a series of an open-end management investment company, which continuously offers and redeems shares at net asset value (less applicable sales charge or fees). Each Fund is a company of the type commonly known as a mutual fund. Each Fund offers four classes of shares: Class A, Class C, Class S and Institutional Class. Class S shares of each Fund are offered through a separate Prospectus and Statement of Additional Information.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which each Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") in its discretion might, but is not required to, use in managing each Fund's portfolio assets. The Advisor may in its discretion at any time employ such a practice, technique or instrument for one or more funds, but not for all funds advised by it. Each Fund may be restricted by its particular Financial Warranty Agreement (each, a "Warranty Agreement") by and among each such Fund, the Advisor and Merrill Lynch Bank USA ("MLBUSA" or the "Warranty Provider") from making certain investments and pursuing certain investment strategies and may be limited in the amount of equity exposure it may incur. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible under such Fund's Warranty Agreement or otherwise, economically feasible or effective for their intended purposes in all markets or because of limitations contained in such Fund's Warranty Agreement. Certain practices, techniques or instruments may not be principal activities of each Fund, but, to the extent employed, could from time to time have a material impact on each Fund's performance.





Each Fund is operated by persons who have claimed an exclusion with respect to the Fund from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Futures Contracts on Securities Indices. Each Fund will invest in stock index futures that are listed and traded on recognized US-based exchanges, including, but not limited to, the Chicago Mercantile Exchange, the New York Board of Trade, the Chicago Board of Trade and the Chicago Board Options Exchange. These futures contracts are standardized contracts for the future delivery of a cash settlement with reference to a specified multiplier times the change in the index. Each Fund currently intends to invest in futures on the following stock indices: S&P 500 Index, Russell 1000 Index, Russell 2000 Index, S&P MidCap 400 Index and MSCI EAFE Index.

Each Fund will use stock index futures to obtain equity market exposure. By buying and rolling these contracts, each Fund participates in equity market returns (gains or losses) that are roughly comparable to allocating a portion of portfolio assets directly to shares of stock comprising the underlying stock index. By holding futures contracts, rather than shares of stock, each Fund can rebalance its exposure to the equity markets daily with lower transaction costs than if invested directly in stocks. These contracts generally provide a high degree of liquidity and a low level of counterparty performance and settlement risk. While the use of stock index futures by each Fund can amplify gains, it can also amplify losses. These losses can be substantially more money than the initial margin posted by a Fund pursuant to the contracts.

Upon entering into a futures transaction, each Fund must allocate cash or liquid securities as a deposit payment ("initial margin") with the futures commission merchant (the "futures broker"). As the futures contract is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the futures contract, if a Fund elects to close out its position by taking an offsetting position, a final determination of variation margin is made, additional cash is required to be paid by or released to a Fund, and any loss or gain is realized for federal income tax purposes. All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.


The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the broader securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the Advisor may not result in a successful transaction.

Position limits also apply to futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. See "Derivatives - Futures Contracts and Related Options" for more information on futures contracts.


Asset Coverage for Futures Contracts on Securities Indices. Each Fund will cover its respective open positions on futures contracts on securities indices, which are contractually required to "cash-settle," by setting aside liquid assets, primarily US government securities, shares of the DWS Cash Management QP Trust or other similarly liquid assets, in an amount equal to such Fund's daily marked-to-market (net) obligation (i.e., a Fund's daily net liability, if any), rather than the notional value. Each Fund bases its respective asset segregation policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with changes in the guidance articulated from time to time by the SEC or its staff.





Fund Structure. Either Fund may invest in securities of other DWS Funds, non-affiliated exchange-traded funds, other securities and derivatives in reliance on an exemptive order obtained from the SEC. With respect to other DWS Funds, each Fund currently intends to invest in DWS Short Duration Plus Fund and DWS Cash Management QP Trust, both of which are discussed in more detail below. It should be noted that investment companies, including ETFs, incur certain expenses, such as management, custodian, and transfer agency fees, and therefore any investment by a Fund in shares of other investment companies would be subject to such expenses. Generally, a Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees. However, no advisory fee is charged on assets invested in affiliated money market funds and the Advisor has agreed to reimburse a Fund for its proportionate share of the management fees incurred in connection with its investment in DWS Short Duration Plus Fund.

Cash Management QP Trust. DWS Cash Management QP Trust ("QP Trust") is an unregistered money market fund managed by the Advisor. QP Trust's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. QP Trust maintains a dollar-weighted average portfolio of 90 days or less and only purchases investments having remaining maturities of 13 months or less. Its investments must be rated in one of the two highest categories by a nationally recognized statistical rating organization ("NRSRO") (or, if unrated, determined by the Advisor to be of similar quality). The Advisor does not charge a fee for managing the QP Trust, although as noted above, a Fund individually bears a proportionate share of the expenses of QP Trust.

Exchange-Traded Funds (ETFs). Each Fund may invest in ETFs as a means of achieving equity market exposure. ETFs are investment companies, unit investment trusts, depositary receipts, and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or stocks (the "underlying securities"). The shares of ETFs may at times trade at a premium or discount to their net asset value. The underlying securities are typically selected to correspond to the stocks or other securities that comprise a particular broad based, sector or index, or that are otherwise representative of a particular industry sector. Either Fund may invest in ETFs based on the following indices: the S&P 500 Index, the Russell 1000 Index, the Russell 2000 Index, the S&P MidCap 400 Index, and the MSCI EAFE Index. An investment in an ETF involves risks similar to investing directly in each of the underlying securities, including the risk that the value of the underlying securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.


Index-based ETFs may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index or for other reasons.


The performance of an ETF will be reduced by transaction and other expenses, including management fees, operating expenses, licensing fees, trustee fees, marketing fees and other fees paid by the ETF to service providers. Accordingly, each Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such ETFs. Investors in ETFs are eligible to receive their portion of dividends, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF. Each Fund will also incur brokerage costs when purchasing or selling shares of ETFs.

With respect to ETFs structured as investment companies, other investment companies generally are limited by the 1940 Act as to the amount in which they may invest in such ETFs. However, either Fund may invest in securities of certain types of investment companies without limit pursuant to an exemptive order obtained from the SEC. The order allows either Fund to invest in securities of registered open-end investment companies managed by the Advisor and securities of ETFs that are not part of the DWS fund complex. If either Fund's investments in ETFs exceed the limits of the 1940 Act, such investments are subject to the conditions of the exemptive order obtained by such Fund.

Borrowing. Each Fund may borrow money for temporary, emergency or other purposes, including investment leverage purposes, as determined by such Fund's Board. The 1940 Act requires borrowings to have 300% asset coverage. Each Warranty Agreement also restricts that particular Fund's ability to borrow.





DWS Short Duration Plus Fund. Each Fund intends to invest a portion of assets allocated to the Reserve Component (the Reserve Component provides a Fund with exposure to the US fixed income markets) in shares of DWS Short Duration Plus Fund. DWS Short Duration Plus Fund's investment objective is to provide high income while also seeking to maintain a high degree of stability of shareholders' capital. The DWS Short Duration Plus Fund invests in securities of varying maturities and normally seeks to maintain an average portfolio duration of no longer than three years. DWS Short Duration Plus Fund invests, under normal market conditions, at least 65% of its total assets in fixed income securities rated, at the time of purchase, within the top four long-term rating categories by a NRSRO (or, if unrated, determined by DIMA to be of similar quality).


DWS Short Duration Plus Fund may invest up to 10% of its assets in US dollar-denominated, domestic and foreign below investment-grade fixed income securities (junk bonds) rated in the fifth and sixth long-term rating categories by a NRSRO (or, if unrated, determined by DIMA to be of similar quality), including those whose issuers are located in countries with new or emerging securities markets.

In an attempt to enhance return, DWS Short Duration Plus Fund also employs a global asset allocation strategy, which invests in instruments across domestic and international fixed income and currency markets. When employing this strategy, which the Advisor calls iGAP, DWS Short Duration Plus Fund may use various derivatives to attempt to enhance returns. For a discussion of the characteristics and risks of derivatives and other instruments used in connection with the iGAP strategy, see "Investment Techniques- Derivatives."


Unless a fund is specifically identified, each Fund may make the following investments directly or indirectly through DWS Short Duration Plus Fund and, as a result, the following disclosure uses the term "fund" to include DWS LifeCompass Income Fund, DWS LifeCompass Protect Fund and/or DWS Short Duration Plus Fund, as appropriate.


Short-Term Instruments. When a fund experiences large cash inflows -- for example, through the sale of securities -- and attractive investments are unavailable in sufficient quantities, a fund may hold short-term instruments (or shares of money market mutual funds) for a limited time pending availability of such investments. In addition, with respect to DWS Short Duration Plus Fund, when in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of DWS Short Duration Plus Fund's assets may be invested in such short-term instruments.

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments and their agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, deemed to be of comparable quality in the opinion of the Advisor; (3) commercial paper;
(4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. At the time a fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") or Aa or higher by Moody's Investors Service, Inc. ("Moody's"); outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.

US Government Securities. A fund may invest in obligations issued or guaranteed by the US government including: (1) direct obligations of the US Treasury and
(2) obligations issued by US government agencies and instrumentalities. Included among direct obligations of the US are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae")); instruments that are supported by the right of the issuer to borrow from the US Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the agency or instrumentality (such as Federal National Mortgage Association ("FNMA" or "Fannie Mae") and Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac").

A fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the US government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the US Government. STRIPS may be sold as zero coupon securities. See "Zero Coupon Securities and Deferred Interest Bonds."

Certificates of Deposit and Bankers' Acceptances. A fund may invest in certificates of deposit and bankers' acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. A fund may invest in commercial paper. It may invest in fixed rate or variable rate commercial paper, issued by US or foreign entities. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by US or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the fund must be US dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.


Commercial paper, when purchased by a fund, must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Advisor, acting under the supervision of such Fund's Board, to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described below relating to obligations of foreign banks or foreign branches and subsidiaries of US and foreign banks.


A fund may also invest in variable rate master demand notes. A variable rate master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.


Eurodollar Instruments. Each fund may make investments in Eurodollar instruments for hedging purposes or to enhance potential gain. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.


US Dollar-Denominated Foreign Fixed Income Securities. DWS Short Duration Plus Fund may invest in the dollar-denominated debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In addition, the relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

US Dollar-Denominated Sovereign and Supranational Fixed Income Securities. DWS Short Duration Plus Fund may invest in US dollar-denominated foreign government debt securities, which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, "sovereign debt obligations"). Sovereign debt obligations may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and interest when due and may require renegotiations or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include (but are not limited to) the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the Inter-American Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Fixed Income Security Risk. Fixed income securities generally expose a fund to four types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the fund); and (4) prepayment risk or call risk (the likelihood that, during a period of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring the fund to invest the proceeds at generally lower interest rates).

Foreign Securities Risk. DWS Short Duration Plus Fund may invest a portion of its assets in US dollar-denominated and non-US dollar-denominated debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In general, less information may be available about foreign companies than about US companies, and foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are US companies. Foreign securities markets may be less liquid and subject to less regulation than the US securities markets. The costs of investing outside the United States frequently are higher than those in the United States. These costs include relatively higher brokerage commissions and foreign custody expenses.

Put Bonds. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, a fund in effect holds a demand obligation that bears interest at the prevailing short-term rate.

In selecting put bonds, the Advisor takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments or the bond's rating is downgraded.

Bank Loans. DWS Short Duration Plus Fund may also invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes has a market value at the time of acquisition that equals or exceeds the principal amount of the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody's and S&P may rate bank loans higher than high yield bonds of the same issuer to reflect their more senior position. The DWS Short Duration Plus Fund may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an "assignment" or "participation." When it buys an assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by the fund. In certain cases, the DWS Short Duration Plus Fund may buy bank loans on a participation basis; if for example, the fund did not want to become party to the bank agreement. However, in all cases, it will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If the DWS Short Duration Plus Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between the DWS Short Duration Plus Fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, interpretations of the SEC require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict the DWS Short Duration Plus Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Variable and Floating Rate Instruments. DWS Short Duration Plus Fund may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rate on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Generally, changes in interest rates will have a smaller effect on the market value of these instruments than on the market value of fixed income securities and, thus, may allow for less opportunity for capital appreciation or depreciation.

Debt instruments purchased by the DWS Short Duration Plus Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to the fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the fund's investment quality standards relating to investments in bank obligations. The Advisor will also continuously monitor the creditworthiness of issuers of such instruments to determine whether the DWS Short Duration Plus Fund should continue to hold the investments.

Other variable and floating rate instruments include but are not limited to corporates, ABS, CMBS, MBS, CMOs, government and agency securities.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the DWS Short Duration Plus Fund could suffer a loss if the issuer defaults or during periods in which the fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by the DWS Short Duration Plus Fund will be subject to the fund's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the fund may not demand payment of the principal amount of such instruments within seven days.

Warrants. DWS Short Duration Plus Fund may invest in warrants. Warrants generally entitle the holder to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a period of years or in perpetuity. Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, the market value of a warrant may not necessarily change with that of the underlying security. A warrant ceases to have value if it is not exercised prior to any expiration date to which the warrant is subject. The purchase of warrants involves a risk that the DWS Short Duration Plus Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price, such as when there is no movement in the level of the underlying security.

Mortgage-Backed Securities. DWS Short Duration Plus Fund may invest in mortgage-backed securities. A mortgage-backed security consists of a pool of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner-occupied and non-owner-occupied one-unit to four-unit residential properties, multifamily (i.e., five or more units) properties, agricultural properties, commercial properties and mixed use properties.

The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if the DWS Short Duration Plus Fund purchases mortgage-backed securities at a premium, a faster-than-expected prepayment rate will decrease both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if the fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, while slower-than-expected prepayments will decrease, yield to maturity and market values. To the extent that the fund invests in mortgage-backed securities, the Advisor may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

Asset-Backed Securities. DWS Short Duration Plus Fund may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, pools of corporate, consumer and/or commercial loans held in a trust. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security can vary with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may fluctuate because of changes in the market's perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of business, government, corporate and consumer loans, leases, etc., and the certificate holder generally has no recourse against the entity that originated the loans.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed securities include assets such as (but not limited to) motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The market for privately issued asset-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. The asset-backed securities in which the DWS Short Duration Plus Fund may invest are limited to those which usually are readily marketable, dollar-denominated and rated BBB category or higher by S&P or Baa category or higher by Moody's.

The yield characteristics of the mortgage- and asset-backed securities in which the DWS Short Duration Plus Fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on the mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the fund purchases these securities at a discount, faster-than-expected prepayments will increase, while slower-than-expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by the fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

Mortgage-Backed Securities and Asset-Backed Securities -- Types of Credit Support. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. The DWS Short Duration Plus Fund may pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Government Guaranteed Mortgage-Backed Securities. DWS Short Duration Plus Fund's investments in mortgage-backed securities may include securities issued or guaranteed by the US government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as Ginnie Mae, Fannie Mae and Freddie Mac. There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), collateralized mortgage obligations and stripped mortgage-backed securities. The fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

Ginnie Mae Certificates. Ginnie Mae is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the US government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the US Treasury with no limitations as to amount.

The Ginnie Mae Certificates in which a fund invests will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buy down" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans;
(4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and
(6) fixed-rate and adjustable mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a federally chartered and privately owned corporation of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Multiple Class Mortgage-Backed Securities. DWS Short Duration Plus Fund may invest in multiple class mortgage-backed securities including collateralized mortgage obligations ("CMOs") and REMIC Certificates. These securities may be issued by US government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively. Although investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests, the DWS Short Duration Plus Fund does not intend to purchase such residual interests in REMICs.

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. These certificates are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). These certificates are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government. PCs represent undivided interests in specified level payment residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the underlying mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several tranches in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

Stripped Mortgage-Backed Securities. DWS Short Duration Plus Fund may purchase stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is highly volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from the Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Adjustable Rate Mortgages-Interest Rate Indices. Adjustable rate mortgages in which DWS Short Duration Plus Fund invests may be adjusted on the basis of one of several indices. The One Year Treasury Index is the figure derived from the average weekly quoted yield on US Treasury Securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the "FHLB Eleventh District") that are member institutions of the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco"), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of members of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, the Cost of Funds Index may not reflect at any given time the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates, which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in US dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.


Zero Coupon Securities and Deferred Interest Bonds. A fund may invest in zero coupon securities that are "stripped" US Treasury notes and bonds and in deferred interest bonds. Zero coupon securities are the separate income or principal components of a debt instrument. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and federal income tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.


While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.


The Funds will accrue income on such investments for tax and accounting purposes, as required, which will generally be prior to the receipt of the corresponding cash payments. Because each Fund is required to distribute to shareholders substantially all of its net investment income, including such accrued income, to avoid federal income and excise taxes, a Fund may be required to liquidate other portfolio securities to satisfy the fund's distribution obligations. See "Federal Income Taxes."




Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should a fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the fund's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including but not limited to repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by the Financial Industry Regulatory Authority (FINRA).

An investment in Rule 144A Securities will be considered illiquid and therefore subject to a fund's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in a fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the fund. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.

TBA Purchase Commitments. DWS Short Duration Plus Fund may enter into "To Be Announced" ("TBA") purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 75-90 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the DWS Short Duration Plus Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. To facilitate such acquisitions, the fund identifies on its book cash or liquid assets in an amount at least equal to such commitments. It may be expected that the fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the fund chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.


Impact of Sub-Prime Mortgage Market. DWS Short Duration Plus Fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which, have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, a Fund's investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and a Fund may have more difficulty disposing of them.


When-Issued and Delayed Delivery Securities. DWS Short Duration Plus Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the fund until settlement takes place.

At the time the fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the DWS Short Duration Plus Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When DWS Short Duration Plus Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the fund's incurring a loss or missing an opportunity to obtain a price considered advantageous.

Lower-Rated Debt Securities ("Junk Bonds"). DWS Short Duration Plus Fund may invest in debt securities rated in the fifth and sixth long-term rating categories by S&P, Moody's and Fitch Inc. ("Fitch"), or comparably rated by another NRSRO, or if not rated by a NRSRO, of comparable quality as determined by the Advisor in its sole discretion.

These securities, often referred to as "junk bonds" or "high yield debt securities," are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality bonds tend to be affected by economic changes and short-term corporate and industry developments, as well as public perception of those changes and developments, to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates.

In addition, the market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees of the fund, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may also affect the availability of outside pricing services to value lower-rated debt securities and the DWS Short Duration Plus Fund's ability to dispose of these securities. In addition, such securities generally present a higher degree of credit risk. Issuers of lower-rated debt securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because below investment grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Since the risk of default is higher for lower-rated debt securities, the Advisor's research and credit analysis are an especially important part of managing securities of this type held by the fund. In considering investments for the DWS Short Duration Plus Fund, the Advisor will attempt to identify those issuers of high yield debt securities whose financial conditions are adequate to meet future obligations, have improved or are expected to improve in the future. The Advisor's analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession.

DWS Short Duration Plus Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the interest of the fund.

DWS Short Duration Plus Fund may invest in an affiliated mutual fund to gain exposure to lower rated debt securities. The affiliated fund is permitted to invest in securities of lower credit ratings than the fund could invest in if it makes direct purchases of high yield debt securities.


Inverse Floaters. DWS Short Duration Plus Fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. A Fund could lose money and its net asset value ("NAV") could decline if movements in interest rates are incorrectly anticipated. Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.


Indexed Securities. The indexed securities in which a fund may invest include debt securities whose value at maturity is determined by reference to the relative prices of various currencies or to the price of a stock index. The value of such securities depends on the price of foreign currencies, securities indices or other financial values or statistics. These securities may be positively or negatively indexed; that is, their value may increase or decrease if the underlying instrument appreciates.

Securities Representing Securities of Foreign Issuers. A fund's investments in the securities of foreign issuers may be made directly or in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs," also referred to as International Depositary Receipts or "IDRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent, and while designed for use as alternatives to the purchase of the underlying securities in their national markets and currencies, are subject to the same risks as the foreign securities to which they relate.

ADRs are receipts, typically issued by a US bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe, and GDRs or IDRs are issued outside the United States. EDRs (CDRs) and GDRs (IDRs) are typically issued by non-US banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in US securities markets, and EDRs (CDRs) and GDRs (IDRs) in bearer form are designed for use in European and non-US securities markets, respectively. For purposes of the fund's investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.


Investments in foreign securities incur higher costs than investments in US securities, including higher costs in making securities transactions as well as foreign taxes which may reduce the investment return of the fund. In addition, foreign investments may include risks associated with currency exchange rates, less complete information about additional companies, less market liquidity and political instability.

Repurchase Agreements. A Fund may engage in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers, including governmental securities dealers approved by the Board. Under the terms of a typical repurchase agreement, a fund would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. The fund bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. The fund may be delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the fund could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which a fund enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.


Reverse Repurchase Agreements. DWS Short Duration Plus Fund may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by, among other things, agreeing to sell portfolio securities to financial institutions such as member banks of the Federal Reserve System and certain non-bank dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time the fund enters into a reverse repurchase agreement it will segregate cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the fund may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by the fund.

Mortgage Dollar Rolls. DWS Short Duration Plus Fund may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same dealer, type, coupon and maturity), but not identical, securities on a specified future date. During the roll period, the fund forgoes principal and interest paid on the securities. The fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income and by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The fund may enter into both covered and uncovered rolls. At the time the fund enters into a dollar roll transaction, it will segregate, with an approved custodian, cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.


Investment of Uninvested Cash Balances. A Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, assets to cover a fund's open futures and other derivatives positions, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. A Fund may use Uninvested Cash to purchase shares of affiliated money market funds or shares of QP Trust, or other entities for which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of "investment company" pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds"), provided that any Central Funds will operate in accordance with Rule 2a-7 under the 1940 Act. Investments in such cash management vehicles may exceed the limits of Rule 12(d)(1)(A).




Derivatives


As noted above, the Funds will invest in futures contracts and ETFs based on stock indices as a primary investment technique. Due to each Fund's investment strategy and/or limitations imposed by such Fund's Warranty Agreement, the likelihood or ability of a Fund to invest in derivative instruments other than futures contracts is limited. However, each Fund may have exposure to the following derivatives transactions indirectly through DWS Short Duration Plus Fund.

General. If either Fund's Warranty Agreement is terminated, a Fund may elect to engage in derivatives transactions other than futures contracts in the future. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. For example, a fund may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes. The funds will use derivatives for non-hedging purpose, such as to enhance return. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses. A fund will limit the leverage created by its use of derivatives for investment purposes by "covering" such positions as required by the SEC. The Advisor may use derivatives in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class. The use of derivatives for non-hedging purposes may be considered speculative. The Funds intend to use futures on securities indices and options on such futures primarily for investment purposes and not for hedging purposes.


A fund's investments in options, futures, forward contracts and similar strategies depend on the Advisor's judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower the fund's return. A fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to a fund in the event of default by the other party to the contract.


DWS Short Duration Plus Fund is operated by persons who have claimed an exclusion with respect to the fund from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodity Exchange Act.


Options on Securities. DWS Short Duration Plus Fund may purchase and write
(sell) put and call options on securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

DWS Short Duration Plus Fund may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the fund.

A call option written by DWS Short Duration Plus Fund is "covered" if the fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the fund holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the fund in cash or liquid securities.

When DWS Short Duration Plus Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which DWS Short Duration Plus Fund has no control, the fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the fund may continue to hold a security which might otherwise have been sold to protect against depreciation in the market price of the security.

A put option written by DWS Short Duration Plus Fund is "covered" when, among other things, cash or liquid securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When the fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the fund at the specified exercise price at any time during the option period. If the option expires unexercised, the fund will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the fund has no control, the fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. DWS Short Duration Plus Fund will only write put options involving securities for which a determination is made at the time the option is written that the fund wishes to acquire the securities at the exercise price.

DWS Short Duration Plus Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The fund will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the fund may enter into a "closing sale transaction," which involves liquidating the fund's position by selling the option previously purchased. When the fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When DWS Short Duration Plus Fund writes an option, an amount equal to the net premium received by the fund is included in the liability section of the fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the fund enters into a closing purchase transaction, the fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the fund will realize a gain or loss from the sale of the underlying security, and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on the fund's books.

DWS Short Duration Plus Fund may also purchase call and put options on any securities in which it may invest. The fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

DWS Short Duration Plus Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell a security, which may or may not be held by the fund at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the fund. Put options also may be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities that the fund does not own. The fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities and securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.


DWS Short Duration Plus Fund may also engage in options transactions in the over-the-counter ("OTC") market with broker-dealers who make markets in these options. The ability to terminate OTC option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the fund will purchase such options only from broker-dealers who are primary US government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisor will monitor the creditworthiness of dealers with whom the fund enters into such options transactions under the general supervision of the fund's Board of Trustees. Unless the Board of Trustees conclude otherwise, DWS Short Duration Plus Fund intends to treat OTC options purchased and the assets used to "cover" OTC options written as not readily marketable and, therefore, subject to the fund's limit on investments in illiquid securities.


Options on Securities Indices. DWS Short Duration Plus Fund may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, which will fluctuate with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index, such as the S&P 100. Indices may also be based on a particular industry or market segment.

Options on securities indices are similar to options on securities except that
(1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

As discussed in "Options on Securities," DWS Short Duration Plus Fund would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the fund, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The fund would ordinarily have a gain if the value of the underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

As discussed in "Options on Securities," DWS Short Duration Plus Fund would normally purchase put options in anticipation of a decline in the market value of the relevant index ("protective puts"). The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the index. The fund would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective puts would tend to be offset by countervailing changes in the value of the index.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the fund of options on stock indices will be subject to the Advisor's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the fund generally will only purchase or write such an option if the Advisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. DWS Short Duration Plus Fund will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in DWS Short Duration Plus Fund's investment portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. DWS Short Duration Plus Fund's activities in index options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

Hedging Strategies. DWS Short Duration Plus Fund may use certain strategies designed to adjust the overall risk of its investment portfolio. These "hedging" strategies involve derivative contracts, including (but not limited to) US Treasury and Eurodollar futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with the fund's investment objective and policies. Among other purposes, these hedging strategies may be used to effectively maintain desired portfolio duration or to protect against market risk should the fund reallocate its investments among different types of fixed income securities.

DWS Short Duration Plus Fund might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Advisor is incorrect in its judgment on market values, interest rates or other economic factors in using a hedging strategy, the fund may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

o the fact that the skills needed to use hedging instruments are different from those needed to select securities for the fund;

o the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

o possible constraints placed on the fund's ability to purchase or sell portfolio investments at advantageous times due to the need for the fund to maintain "cover" or to segregate securities; and

o the possibility that the fund will be unable to close out or liquidate its hedged position.

A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position. At the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the fund's assets.

To the extent that DWS Short Duration Plus Fund engages in the strategies described above, the fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the fund may be unable to close out a position without incurring substantial losses, if at all. DWS Short Duration Plus Fund is also subject to the risk of default by a counterparty to an off-exchange transaction. See "Illiquid Securities."

Currency Management Techniques. The instruments involved in currency-related transactions may be considered derivative instruments. The DWS Short Duration Plus Fund may enter into currency-related transactions to attempt to protect against an anticipated rise in the US dollar price of securities that it intends to purchase. In addition, DWS Short Duration Plus Fund may enter into currency-related transactions to attempt to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends or interest from such securities, due to a decline in the value of the foreign currency against the US dollar. The forecasting of currency market movements is extremely difficult and there can be no assurance that currency hedging strategies will be successful. If the Advisor is incorrect in its forecast, currency hedging strategies may result in investment performance worse than if the strategies were not attempted. In addition, forward contracts and over-the-counter currency options may be illiquid and are subject to the risk that the counterparty will default on its obligations.

Forward Foreign Currency Exchange Contracts. DWS Short Duration Plus Fund may exchange currencies in the normal course of managing its investments in foreign securities and may incur costs in doing so because a foreign exchange dealer may charge a fee for conversion. The fund may conduct foreign currency exchange transactions on a "spot" basis (i.e., for prompt delivery and settlement) at the prevailing spot rate for purchasing or selling currency in the foreign currency exchange market. The fund also may enter into forward foreign currency exchange contracts ("forward currency contracts") or other contracts to purchase and sell currencies for settlement at a future date. A foreign exchange dealer, in that situation, will expect to realize a profit based on the difference between the price at which a foreign currency is sold to the fund and the price at which the dealer will cover the purchase in the foreign currency market. Foreign exchange transactions are entered into at prices quoted by dealers, which may include a mark-up over the price that the dealer must pay for the currency.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades, but currency dealers seek to obtain a "spread" or profit on each transaction.

At the maturity of a forward contract, DWS Short Duration Plus Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract.

DWS Short Duration Plus Fund may use forward currency transactions in an attempt to hedge against losses, or where possible, to add to investment returns. For the purposes of hedging, when the fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the fund may desire to "lock in" the US dollar price of the security or the US dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of US dollars, of the amount of foreign currency involved in the underlying transactions, the fund will attempt to protect itself against an adverse change in the relationship between the US dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when management of DWS Short Duration Plus Fund believes that the currency of a particular foreign country may suffer a substantial decline against the US dollar, it may cause the fund to enter into a forward contract to sell, for a fixed amount of US dollars, the amount of foreign currency approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures.

Using forward currency contracts in an attempt to protect the value of a fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the fund's foreign assets.

DWS Short Duration Plus Fund will cover the amount of its commitments to purchase foreign currencies under forward currency contracts with liquid securities. If the value of such securities declines below the value of the fund's commitments under forward currency contracts, additional liquid securities will be used as cover so that the value of such securities will equal the amount of the fund's commitments. The securities will be marked-to-market on a daily basis.

DWS Short Duration Plus Fund generally will not enter into a forward currency contract with a term of greater than one year. The forecasting of short-term currency market movements is extremely difficult and there can be no assurance that short-term hedging strategies will be successful.

While DWS Short Duration Plus Fund will enter into forward currency contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the fund may benefit from currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between the fund's holdings of securities denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign currency exchange loss. Forward currency contracts may be considered derivative instruments.

Futures Contracts and Related Options


The Funds will invest in futures contracts based on stock indices as a primary investment technique. To the extent consistent with each Fund's investment objective, policies and restrictions, the following disclosure applies to each Fund. In addition, each Fund may have exposure to the following instruments and techniques indirectly through DWS Short Duration Plus Fund.

General. A Fund may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon that are traded on exchanges designated by the Commodities Futures Trading Commission "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.


A fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies to manage its exposure to changing interest rates, security prices and currency exchange rates, as an efficient means of managing allocations between asset classes and to enhance return. DWS Short Duration Plus Fund intends to use futures and options on futures primarily to manage asset allocation between asset classes and to enhance return.

The successful use of futures contracts and options thereon draws upon the Advisor's skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in a fund. Successful use of futures or options contracts is further dependent on the Advisor's ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices, including any index of US government securities, foreign government securities or corporate debt securities. A fund may enter into futures contracts that are based on debt securities that are backed by the full faith and credit of the US government, such as long-term US Treasury Bonds, Treasury Notes and US Treasury Bills. A fund may also enter into futures contracts which are based on bonds issued by governments other than the US government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, a fund must post the initial margin with the futures broker. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the fund would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some, but not many, cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without a fund's having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the fund will incur brokerage fees when it enters into futures contracts.

The purpose of the acquisition or sale of a futures contract, in cases where a fund holds or intends to acquire fixed-income securities, is to attempt to protect the fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the fund. If interest rates did increase, the value of the debt security in the fund would decline, but the value of the futures contracts to the fund would increase at approximately the same rate, thereby keeping the net asset value of the fund from declining as much as it otherwise would have.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the fund could then buy debt securities on the cash market. The segregated assets maintained to cover a fund's obligations with respect to non "cash settled" futures contracts will consist of cash or liquid securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating notional market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the fund with respect to such futures contracts.

In addition, futures contracts entail significant risks. Although the Advisor believes that use of such contracts will benefit a fund, if the Advisor's investment judgment about the general direction of interest rates or an index is incorrect, the fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the fund has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The fund may have to sell securities at a time when it may be disadvantageous to do so.


Each Fund has claimed exclusion from the definition of the term "commodity pool operator" under the regulations of the Commodity Futures Trading Commission. Therefore, the Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires the fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If the fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.


Futures Contracts on Securities Indices. A fund may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices that otherwise might either adversely affect the value of securities held by the fund or adversely affect the prices of securities which are intended to be purchased at a later date for the fund or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each futures contract on a securities index transaction involves the establishment of a position which the Advisor believes will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for a fund will rise in value by an amount which approximately offsets the decline in value of the portion of the fund's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Options on Futures Contracts (including Futures Contracts on Securities Indices). DWS Short Duration Plus Fund may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when the fund is not fully invested it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the premium received for writing the option ("exercise price"), DWS Short Duration Plus Fund will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the fund's holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, DWS Short Duration Plus Fund will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that the fund intends to purchase.

If a put or call option DWS Short Duration Plus Fund has written is exercised, the fund will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, DWS Short Duration Plus Fund may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk DWS Short Duration Plus Fund assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Other Considerations. A fund will determine that the price fluctuations in the futures contracts and options on futures used by it are substantially related to price fluctuations in securities or instruments held by the fund or securities or instruments which it expects to purchase.

A fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by its custodian for the benefit of the futures commission merchant through whom the fund engages in such futures and option transactions. These transactions involve brokerage costs, require margin deposits and, in the case of futures contracts and options obligating the fund to purchase securities, require the fund to segregate cash or liquid securities in an account maintained with its custodian to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a fund than if it had not entered into any futures contracts or options transactions. The other risks associated with the use of futures contracts and options thereon are (i) imperfect correlation between the change in market value of the securities held by a fund and the prices of the futures and options and (ii) the possible absence of a liquid secondary market for a futures contract or option and the resulting inability to close a futures position prior to its maturity date.

In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and a fund may be exposed to risk of loss. The risk of imperfect correlation may be minimized by investing in contracts whose price behavior is expected to resemble that of the fund's underlying securities. A fund will attempt to minimize the risk that it will be unable to close out futures positions by entering into such transactions on a national exchange with an active and liquid secondary market.

Limitations and Risks Associated with Transactions in Options, Futures Contracts and Options on Futures Contracts for Hedging Purposes. Options and futures transactions involve (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices by the Advisor may cause a fund to perform worse than if such positions had not been taken. The ability to terminate over-the-counter options is more limited than with exchange traded options and may involve the risk that the counterparty to the option will not fulfill its obligations. In accordance with a position taken by the SEC, a fund will limit its investments in illiquid securities to 15% of the fund's net assets.

Options and futures transactions are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor's ability to predict the direction of interest rates, security prices, currencies and other economic factors. The loss that may be incurred by a fund in entering into futures contracts and written options thereon is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses.

Asset Coverage. A fund will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; and forward currency contracts. These guidelines may, in certain instances, require a fund to cover the fund's obligations with respect to these strategies with cash or liquid securities to the extent they are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies.

For example, a call option written on securities may require a fund to hold the securities subject to the call (or securities convertible into such securities without additional consideration) or to use assets as cover (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require a fund to own portfolio securities that correlate with the index or to use assets as cover (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund may require the fund to use assets as cover (as described above) equal to the exercise price. A fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the fund. If a fund holds a futures contract, the fund could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. A fund may enter into fully or partially offsetting transactions so that its net position, coupled with any assets used as cover (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

A fund's transactions in options, forward currency contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the fund as a regulated investment company for federal income tax purposes. See "Federal Income Taxes." There can be no assurance that the use of these portfolio strategies will be successful.

Swaps. DWS Short Duration Plus Fund may enter into currency and other types of swaps and the purchase or sale of related caps, floors and collars. The fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. The fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. Interest rate swaps involve the exchange by the fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Swaps have special risks associated including possible default by the counterparty to the transaction, illiquidity and, where swaps are used for hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, DWS Short Duration Plus Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Credit Default Swaps. DWS Short Duration Plus Fund may invest in credit default swaps. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the fund's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. No more than 5% of the fund's assets may be invested in credit default swaps for purposes of buying credit protection for non-hedging purposes. Where DWS Short Duration Plus Fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap. The fund will only sell credit protection with respect to securities in which it would be authorized to invest directly. The fund currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with the fund's restrictions on investing in illiquid securities.

If DWS Short Duration Plus Fund is a buyer of a credit default swap and no event of default occurs, the fund will lose its investment and recover nothing. However, if the fund is a buyer and an event of default occurs, the fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, the fund receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the fund had invested in the reference obligation directly.

DWS Short Duration Plus Fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, the fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties. For example, the CDX EM is a tradable basket of 19 credit default swaps on country credits which seeks to replicate the returns on the indices of a broad group of emerging markets countries. The credits are a subset of the countries represented by the JPMorgan Emerging Markets Bond Index Global Diversified. By purchasing interests in CDX EM, the fund is gaining emerging markets exposure through a single investment. Unlike other types of credit default swaps which are generally considered illiquid, credit default swap certificates generally can be sold within seven days and are not subject to the fund's restrictions on investing in illiquid securities.

Portfolio Holdings Information


In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, a Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in each Fund's prospectus. Each Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a Fund.

Each Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to a Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of a Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Board must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Board.





Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about a Fund and information derived therefrom, including, but not limited to, how a Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a Fund's holdings could not be derived from such information.





Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Board exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect a Fund from the potential misuse of portfolio holdings information by those in possession of that information.

                             MANAGEMENT OF THE FUNDS


Investment Advisor


Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for each Fund. Under the supervision of the Board of Trustees, with headquarters at 345 Park Avenue, New York, New York, DIMA makes each Fund's investment decisions, buys and sells securities for a Fund and conducts research that leads to these purchase and sale decisions. The Advisor manages each Fund's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. Each Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

Pursuant to an Investment Management Agreement (the "Agreement"), the Advisor provides continuing investment management of the assets for each Fund. In addition to the investment management of the assets of a Fund, the Advisor determines the investments to be made for a Fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with a Fund's policies as stated in its Prospectus and Statement of Additional Information or as adopted by a Fund's Board. The Advisor will also monitor, to the extent not monitored by a Fund's administrator or other agent, a Fund's compliance with their investment and tax guidelines and other compliance policies.

The Advisor provides assistance to a Fund's Board in valuing the securities and other instruments held by a Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by a Fund.

Pursuant to the Agreement, (unless otherwise provided in the agreement or as determined by a Fund's Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of a Fund, including a Fund's share of payroll taxes, who are affiliated persons of the Advisor.

The Agreement provides that a Fund is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by a Fund, a Fund's custodian, or other agents of a Fund; taxes and governmental fees; fees and expenses of each Fund's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of a Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of a Fund's business.

The Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the Board of a Fund, including a majority of the Board who are not interested persons of a Fund, and, if required by applicable law, subject to a majority vote of a Fund's shareholders.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement. The Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of a Fund or by either the Advisor or the Trust's Board of Trustees on 60 days' written notice.


The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.


In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for ea Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

The Agreement was approved by the Board on March 7, 2007. The Agreement will continue in effect until September 30, 2008, and thereafter from year to year only if its continuance is approved annually by the vote of a majority of those Board Members who are not parties to the Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of Board or of a majority of the outstanding voting securities of a Fund.

Each Fund pays the Advisor an advisory fee at the annual rate of 0.60% of a Fund's average daily net assets. The fee is payable monthly, provided that a Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of a Fund and unpaid. All of a Fund's expenses are paid out of gross investment income.

In the event that all of a Fund's assets are completely and irreversibly allocated to the Reserve Component, a Fund's 0.60% management fee will decrease to 0.30%, however, a Fund's 0.10% administration fee will remain unchanged.

DWS LifeCompass Protect Fund's net annual operating expenses include other operating expenses, which the Advisor has contractually agreed to cap at 1.75%, 2.50% and 1.50% for Class A, Class C shares and Institutional Class shares, respectively, through September 30, 2009. The fee caps do not include acquired fund fees and expenses or extraordinary expenses, brokerage, taxes and interest.

DWS LifeCompass Income Fund's net annual operating expenses include other operating expenses, which the Advisor has contractually agreed to cap at 1.75%, 2.50% and 1.50% for Class A, Class C shares and Institutional Class shares, respectively, through September 30, 2009. The fee caps do not include acquired fund fees and expenses or extraordinary expenses, brokerage, taxes and interest.





For the fiscal year ended April 30, 2008, DWS LifeCompass Protect Fund and DWS LifeCompass Income Fund incurred $77,169 (of which $77,169 was waived) and $61,450 (of which $61,450 was waived) in investment management fees, respectively.




Pursuant to DeAM procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

The Advisor may enter into arrangements with affiliates and third-party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Codes of Ethics


Each Fund, the Advisor and each Fund's principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board Members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by a Fund, subject to certain requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of a Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


Regulatory Matters and Legal Proceedings


On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS Investments funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") (now known as the Financial Industry Regulatory Authority, or "FINRA") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and DWS Scudder Distributors, Inc. ("DWS-SDI") (now known as DWS Investments Distributors, Inc. ("DIDI") settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the DWS Funds' (now known as the DWS Investments Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DWS-SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute DWS Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DWS-SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DWS-SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DWS-SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-investments.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.





Compensation of Portfolio Managers

Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary - Base salary generally represents a smaller percentage of portfolio managers' total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation - Generally, discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager's discretionary incentive compensation may be delivered in long-term equity programs (usually in the form of Deutsche Bank equity) (the "Equity Plan"). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary.

o The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

o The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

The quantitative analysis of a portfolio manager's performance is given more weight in determining discretionary incentive compensation than the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Funds' portfolio management team in each Fund as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each Fund's most recent fiscal year end.

DWS LifeCompass Income Fund

                                                    Dollar Range of                Dollar Range of All DWS
Name of Portfolio Manager                          Fund Shares Owned                  Fund Shares Owned
-------------------------                          -----------------                  -----------------
Inna Okounkova                                        $1 - $10,000                   $100,001 - $500,000
Robert Wang                                           $1 - $10,000                   $100,001 - $500,000
William Chepolis                                           $0                        $100,001 - $500,000

DWS LifeCompass Protect Fund

                                                    Dollar Range of                Dollar Range of All DWS
Name of Portfolio Manager                          Fund Shares Owned                  Fund Shares Owned
-------------------------                          -----------------                  -----------------

Inna Okounkova                                        $1 - $10,000                   $100,001 - $500,000
Robert Wang                                           $1 - $10,000                   $100,001 - $500,000
William Chepolis                                           $0                        $100,001 - $500,000

Conflicts of Interest

In addition to managing the assets of each Fund, each Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Funds, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each Fund's most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

DWS LifeCompass Income Fund

                                                                                 Number of
                                       Number of        Total Assets of         Investment          Total Assets of
                                      Registered          Registered         Company Accounts        Performance-
                                      Investment          Investment         with Performance-         Based Fee
Name of Portfolio Manager              Companies           Companies             Based Fee             Accounts
-------------------------              ---------           ---------             ---------             --------

Inna Okounkova                             14             $3,886,742,831             0                    $0
Robert Wang                                41            $13,769,821,199             0                    $0
William Chepolis                           18             $9,629,246,219             0                    $0

DWS LifeCompass Protect Fund

                                                                                 Number of
                                       Number of        Total Assets of         Investment          Total Assets of
                                      Registered          Registered         Company Accounts        Performance-
                                      Investment          Investment         with Performance-         Based Fee
Name of Portfolio Manager              Companies           Companies             Based Fee             Accounts
-------------------------              ---------           ---------             ---------             --------

Inna Okounkova                             14             $3,889,889,873             0                    $0
Robert Wang                                41            $13,772,968,241             0                    $0
William Chepolis                           18             $9,632,393,261             0                    $0

Other Pooled Investment Vehicles Managed:

DWS LifeCompass Income Fund

                                                                              Number of Pooled
                                                                                 Investment
                                      Number of                               Vehicle Accounts      Total Assets of
                                       Pooled          Total Assets of              with             Performance-
                                     Investment       Pooled Investment         Performance-           Based Fee
Name of Portfolio Manager             Vehicles             Vehicles              Based Fee             Accounts
-------------------------             --------             --------              ---------             --------

Inna Okounkova                              4               $90,984,081              0                            $0
Robert Wang                                30            $2,625,398,521              3                $1,610,627,378
William Chepolis                            0                        $0              0                            $0

Other Pooled Investment Vehicles Managed:

DWS LifeCompass Protect Fund

                                                                              Number of Pooled
                                                                                 Investment
                                      Number of                               Vehicle Accounts      Total Assets of
                                       Pooled          Total Assets of              with             Performance-
                                     Investment       Pooled Investment         Performance-           Based Fee
Name of Portfolio Manager             Vehicles             Vehicles              Based Fee             Accounts
-------------------------             --------             --------              ---------             --------

Inna Okounkova                              4               $90,984,081              0                            $0
Robert Wang                                30            $2,625,398,521              3                $1,610,627,378
William Chepolis                            0                        $0              0                            $0

Other Accounts Managed:

DWS LifeCompass Income Fund

                                                                                 Number of
                                                                               Other Accounts       Total Assets of
                                      Number of                                     with             Performance-
                                        Other          Total Assets of          Performance-           Based Fee
Name of Portfolio Manager             Accounts          Other Accounts           Based Fee             Accounts
-------------------------             --------          --------------           ---------             --------

Inna Okounkova                              0                        $0              0                            $0
Robert Wang                                55           $20,717,469,728             13               $10,081,583,631
William Chepolis                            0                        $0              0                            $0

Other Accounts Managed:

DWS LifeCompass Protect Fund

                                                                                 Number of
                                                                               Other Accounts       Total Assets of
                                      Number of                                     with             Performance-
                                        Other          Total Assets of          Performance-           Based Fee
Name of Portfolio Manager             Accounts          Other Accounts           Based Fee             Accounts
-------------------------             --------          --------------           ---------             --------

Inna Okounkova                              0                        $0              0                            $0
Robert Wang                                55           $20,717,469,728             13               $10,081,583,631
William Chepolis                            0                        $0              0                            $0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for each Fund and also for other clients advised by the Advisor, including other client accounts managed by each Fund's portfolio management team. Investment decisions for each Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for each Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by each Fund. Purchase and sale orders for each Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to each Fund and the other clients.

o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Board.





Administrator

Each Fund entered into an administrative services agreement with the Advisor (the "Administrative Services Agreements"), pursuant to which the Advisor provides administrative services to each Fund including, among others, providing a Fund with personnel, preparing and making required filings on behalf of a Fund, maintaining books and records for a Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreements, a Fund pays the Advisor a fee, computed daily and paid monthly, of 0.100% of a Fund's average daily net assets.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of a Fund reasonably deems necessary for the proper administration of a Fund. The Advisor provides each Fund with personnel; arranges for the preparation and filing of a Fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to a Fund's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains a Fund's records; provides a Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of a Fund; assists in the resolution of accounting issues that may arise with respect to a Fund; establishes and monitors a Fund's operating expense budgets; reviews and processes a Fund's bills; assists in determining the amount of dividends and distributions available to be paid by a Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreements. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreements except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

For the fiscal year ended April 30, 2008, DWS LifeCompass Protect Fund and DWS LifeCompass Income Fund incurred $12,862 (of which $6,669 was waived and $2,375 unpaid at April 30, 2008) and $10,242 (of which $10,242 was waived) in administration fees, respectively.





Pursuant to an agreement between the Advisor and State Street Bank and Trust Company ("SSB"), the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by a Fund.


                             FUND SERVICE PROVIDERS


Distributor and Underwriter

Pursuant to an Underwriting and Distribution Services Agreement ("Distribution Agreement"), DWS Investments Distributors, Inc. ("DIDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for the Funds and acts as agent of a Fund in the continuous offering of its shares. The Distribution Agreement was initially approved by the Board Members on March 7, 2007. The Distribution Agreement continues in effect from year to year only if its continuance is approved for each class at least annually by a vote of the Board Members of a Fund, including a majority of the Board Members who are not interested persons of a Fund and who have no direct or indirect financial interest in the Distribution Agreement.

The Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a Fund or by DIDI upon sixty days' notice. Termination by a Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of each Fund and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a "majority of the outstanding voting securities" of the class of each Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Trustees in the manner described above with respect to the continuation of the Distribution Agreement. The provisions concerning continuation and termination of the Distribution Agreement are on a series by series or class by class basis.

DIDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. Each Fund pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and DIDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DIDI also pays for supplementary sales literature and advertising costs. As indicated under "Purchase and Redemption of Shares," DIDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of a Fund's shares. DIDI receives no compensation from a Fund as principal underwriter for Class A shares. DIDI receives compensation from a Fund as principal underwriter for Class C shares.

Shareholder and administrative services are provided to a Fund on behalf of Class A and Class C shareholders under a Shareholder Services Agreement (the "Services Agreement") with DIDI. The Services Agreement has an initial term ending September 30, 2008 and continues in effect from year to year so long as such continuance is approved for the Funds at least annually by a vote of the Board of a Fund, including a majority of the Board Members who are not interested persons of the Funds and who have no direct or indirect financial interest in the Services Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by a Fund or by DIDI upon sixty days' notice. Termination with respect to the Class A or Class C shares of each Fund may be by a vote of (i) the majority of the Board members of a Fund who are not interested persons of a Fund and who have no direct or indirect financial interest in the Services Agreement, or (ii) a "majority of the outstanding voting securities" of the Class A or Class C shares, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by a Fund without approval of a majority of the outstanding voting securities of such class of a Fund, and all material amendments must in any event be approved by the Board in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, DIDI may provide or appoint various broker-dealer firms and other service or administrative firms ("firms") to provide information and services to investors in a Fund. Typically, DIDI appoints firms that provide services and facilities for their customers or clients who are investors in a Fund. Firms appointed by DIDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

DIDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of a service fee to firms (as defined below). As indicated under the Rule 12b-1 Plan (as defined below), DIDI receives compensation from a Fund for its services under the Services Agreement.


Rule 12b-1 Plans


Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a "Rule 12b-1 Plan") that provides for fees payable as an expense of the Class C shares that are used by DIDI to pay for distribution services for the class. Pursuant to the Rule 12b-1 Plan, shareholder and administrative services are provided to a Fund on behalf of its Class A and Class C shareholders under a Fund's Services Agreement with DIDI. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 distribution plan for Class C shares provides an alternative method for paying sales charges and may help a Fund grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans provide compensation to DIDI or intermediaries for post-sales servicing. Since the Distribution Agreement provides for fees payable as an expense of the Class C shares that are used by DIDI to pay for distribution and services for the class, the agreement is approved and reviewed separately for the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement and Rule 12b-1 plans may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class. Similarly, the Services Agreement is approved and reviewed separately for the Class A shares and Class C shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of a Fund to make payments to DIDI pursuant to the Rule 12b-1 Plan will cease and a Fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by DIDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Rule 12b-1 Plan may or may not be sufficient to cover DIDI for its expenses incurred. On the other hand, under certain circumstances, DIDI might collect in the aggregate over certain periods more in fees under the Rule 12b-1 Plan than it has expended over that same period in providing distribution services for a Fund. In connection with Class C shares, for example, if shares of a Fund were to appreciate (resulting in greater asset base against which Rule 12b-1 fees are charged) and sales of a Fund's shares were to decline (resulting in lower expenditures by DIDI under the Rule 12b-1 Plan), fees payable could exceed expenditures. This may also happen over certain periods shorter than the life of the Rule 12b-1 Plan simply due to the timing of expenses incurred by DIDI that is not matched to the timing of revenues received (e.g., a sales commission may be paid by DIDI related to an investment in year 1, while the Rule 12b-1 fee to DIDI related to that investment may accrue over several years. As a result, if DIDI's expenses are less than the Rule 12b-1 fees, DIDI will retain its full fees and make a profit.


Class C Shares


Distribution Services. For its services under the Distribution Agreement, DIDI receives a fee from a Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of a Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. DIDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, DIDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by DIDI or a Fund. DIDI also receives any contingent deferred sales charges paid with respect to Class C shares.


Class A and Class C Shares


Shareholder Services. For its services under the Services Agreement, DIDI receives a shareholder services fee from a Fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A and Class C shares of a Fund.

With respect to Class A shares of a Fund, DIDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A shares of a Fund, commencing with the month after investment. With respect to Class C shares of a Fund, DIDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, DIDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class C shares of a Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of DIDI. In addition DIDI may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.

DIDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a Fund. Currently, the shareholder services fee payable to DIDI is payable at an annual rate of up to 0.25% of the average daily net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts for which there is no firm of record (other than DIDI) listed on a Fund's records. The effective shareholder services fee rate to be charged against all assets of a Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of a Fund, in its discretion, may approve basing the fee to DIDI at the annual rate of 0.25% on all Fund assets in the future.

The following table shows, for Class A shares, the aggregate amount of underwriting commissions paid to DIDI, the amount of commissions it paid out to brokers and the amount of underwriting commissions retained by DIDI.

                                                                                        Aggregate        Aggregate
                                                                      Aggregate     Commissions Paid    Commissions
                                       Fiscal    Aggregate Sales     Commissions      to Affiliated     Retained by
Fund                                     Year      Commissions      Paid to Firms         Firms             DIDI
----                                     ----      -----------      -------------         -----             ----
DWS LifeCompass Protect Fund             2008        $25,000           $6,000              $0             $19,000
DWS LifeCompass Income Fund              2008        $13,000           $5,000              $0              $8,000

For DWS LifeCompass Protect Fund, for the period November 2, 2007 (commencement of operations) to April 30, the distribution fee charged to Class C shares by DIDI was $5,303, of which $1,375 is unpaid.

For DWS LifeCompass Income Fund, for the period November 2, 2007 (commencement of operations) to April 30, the distribution fee charged to Class C shares by DIDI was $5,402, of which $2,059 is unpaid.


                                           12b-1 Compensation to Underwriter and Firms for
                                                 the Fiscal Year Ended April 30, 2008
                                                 ------------------------------------


                                              12b-1           12b-1
                                           Distribution    Shareholder    12b-1 Compensation
                                               Fees       Services Fees     Paid to Firms
                                               ----       -------------     -------------

DWS LifeCompass Income Fund   Class A                 $0           $576              $0
                              Class C             $2,388             $0         $18,630

DWS Life Compass Protect
Fund                          Class A                 $0         $5,019              $0
                              Class C             $2,405         $2,944         $10,794




                                                           Other Expenses Paid by Underwriter for the
                                                                Fiscal Year Ended April 30, 2008
                                                                --------------------------------
                                             Advertising,
                                                Sales,
                                              Literature
                                                  and                        Marketing
                                              Promotional     Prospectus     and Sales     Postage and    Imputed
                                               Materials       Printing       Expenses       Mailing      Interest
                                               ---------       --------       --------       -------      --------

DWS LifeCompass Income Fund   Class A           $22,319         $1,621         $5,835        $3,359          $0
                              Class C           $4,832           $536          $1,962         $129           $0

DWS Life Compass Protect
Fund                          Class A           $22,319         $1,621         $5,835        $3,359          $0
                              Class C           $5,741           $173          $1,876        $1,074          $0





Independent Registered Public Accounting Firm


The financial highlights of the Funds included in a Fund's prospectuses and the financial statements incorporated by reference in this SAI have been so included or incorporated by reference in reliance on the reports of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, independent registered public accounting firm, given on said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.





DWS LifeCompass Income Fund and DWS LifeCompass Protect Fund Warranty Provider

Merrill Lynch Bank USA has entered into separate Warranty Agreements with the Advisor and each of DWS LifeCompass Income Fund and DWS LifeCompass Protect Fund. Each Fund will pay to the Warranty Provider, under their respective Warranty Agreement, an annual fee equal to 0.57% for DWS LifeCompass Protect Fund and 0.585% for DWS LifeCompass Income Fund, of such Fund's average daily net assets. In the event that either Fund becomes completely and irreversibly invested in the Reserve Component, the fee under such Warranty Agreement will be reduced to an annual rate of 0.30% of the average daily net assets of such Fund.





Merrill Lynch Bank USA's audited financial statements for the fiscal year ended December 31, 2007, and its unaudited financial statements for the periods ended March 31, 2008 and June 30, 2008 are each included as an exhibit to each Fund's registration statement. You may request a copy of the most recent financial statements of the Warranty Provider, free of charge, by calling a Fund at (800) 621-1048 (Class A and Class C) or (800) 730-1313 (Institutional Class).


Legal Counsel


Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Funds and serves as a co-counsel to its Independent Board Members.

Ropes & Gray LLP, One International Place, Boston, MA 02110-2624, serves as a co-counsel to the Independent Board Members.

Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, MA (the "Custodian" or "SSB") serves as each Fund's custodian pursuant to a Custodian Agreement. Under its custody agreement with the Trust, the Custodian (i) maintains separate accounts in the US in the name of a Fund, (ii) holds and transfers portfolio securities on account of a Fund held in the US, (iii) accepts receipts and makes disbursements of money on behalf of a Fund, (iv) collects and receives all income and other payments and distributions on account of a Fund's portfolio securities, and (v) makes periodic reports to the Trust's Board of Trustees concerning a Fund's operations, including the placement of a Fund's foreign assets with each eligible foreign custodian. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of a Fund, pursuant to Rule 17f-5 under the 1940 Act.

Transfer Agent and Shareholder Service Agent

DWS Investments Service Company ("DISC" or the "Transfer Agent"), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for a Fund pursuant to an agency agreement (the "Agency Agreement"), under which the Transfer Agent (i) maintains record shareholder accounts, and (ii) makes periodic reports to the Board concerning the operations of a Fund.

The Transfer Agent receives an annual service fee for each account of a Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.60 per account (as of 2007, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in a Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by a Fund or are paid directly by a Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by a Fund with the prior approval of a Fund's Board.





Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DISC, not by the Funds.





For the fiscal year ended April 30, 2008, DWS LifeCompass Protect Fund aggregated fees payable to DISC in the amounts of $701 (of which $465 was unpaid at April 30, 2008), $87 (of which $55 was unpaid at April 30, 2008) and $59 (of which $47 was waived), for Class A, Class C and Institutional Class, respectively.

For the fiscal year ended April 30, 2008, DWS LifeCompass Income Fund aggregated fees payable to DISC in the amounts of $211 (of which $152 was unpaid at April 30, 2008), $58 (of which $39 was unpaid at April 30, 2008) and $56 (of which $13 was waived and $30 unpaid at April 30, 2008), for Class A, Class C and Institutional Class, respectively.





Each Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to beneficial owners of Fund shares whose interests are generally held in an omnibus account.


                             PORTFOLIO TRANSACTIONS


The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund's investments, references in this section to the "Advisor" should be read to mean the Sub-Advisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for a Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by a Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of a Fund to their customers. However, the Advisor does not consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute portfolio transactions for a Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of a Fund as a factor in the selection of broker-dealers to execute portfolio transactions for a Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a Fund. Services received from broker-dealers that executed securities transactions for a Portfolio will not necessarily be used by the Advisor specifically to service such Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is the Advisor's policy that Sub-Advisors may not execute portfolio transactions on behalf of each Fund to obtain third party research and brokerage services. The Advisor may, in the future, change this policy. Regardless, certain Sub-Advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for a Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, a Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to a Fund.

DIMA and its affiliates and a Fund's management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the Sub-Advisor or one of its affiliates) may act as a broker for a Fund and receive brokerage commissions or other transaction-related compensation from a Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by a Fund's Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges a Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.


                                                 Percentage of            Percentage of         Dollar Amount of
                                              Commissions Paid to    Transactions Involving   Commissions Paid to
                                                  Affiliated           Commissions Paid to        Brokers for
Name of Fund                                        Brokers            Affiliated Brokers      Research Services
------------                                        -------            ------------------      -----------------
DWS LifeCompass Protect Fund                          0%                       0%                      0%
DWS LifeCompass Income Fund                           0%                       0%                      0%

For the fiscal year ended April 30, 2008, DWS LifeCompass Protect Fund and DWS LifeCompass Income Fund paid $3,304 and $1,271, respectively, in commissions.

The Funds are required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that a Fund has acquired during the most recent fiscal year. As of April 30, the Funds held no securities of its regular brokers or dealers.




Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.


Higher levels of activity by the Funds result in higher transaction costs and may also result in taxes on realized capital gains to be borne by a Fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a Fund's objective.

The portfolio turnover rates of the Funds for the fiscal year ended April 30, 2008 are as follows:

                                                            FY 2008 Portfolio
Fund                                                         Turnover Rate
----                                                         -------------

DWS LifeCompass Protect Fund                                      88%
DWS LifeCompass Income Fund                                       17%


                        PURCHASE AND REDEMPTION OF SHARES

General Information


Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

Orders will be confirmed at a price based on the net asset value of a Fund next determined after receipt in good order by DIDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DIDI prior to the determination of net asset value next determined after receipt by DIDI will be confirmed at a price based on the net asset value ("trade date").


Certificates. Share certificates will not be issued.


Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold aFund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's Transfer Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DIDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Each Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of a Fund may be purchased or redeemed on any business day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.

Each Fund has authorized one or more financial service institutions, including certain members of the Financial Industry Regulatory Authority ("FINRA") other than the Distributor ("financial institutions"), to accept purchase and redemption orders for a Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by a Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the financial institution, ordinarily orders will be priced at a Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by a Fund. Further, if purchases or redemptions of a Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also a Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of a Fund at any time for any reason.

DIDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Investments Wholesalers"). Generally, DWS Investments Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Investments Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of three product categories -- "Strategic," "Tactical" or "all other funds" -- taking into consideration, among other things, the following criteria, where applicable:

o The Fund's consistency with DWS Investments branding and long-term strategy;
o        The Fund's competitive performance;
o        The Fund's Morningstar rating;
o The length of time the Fund's Portfolio Managers have managed the Fund/Strategy;
o        Market size for the fund category;
o        The Fund's size, including sales and redemptions of the Fund's shares.

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Investments, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds in the Strategic and Tactical categories represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS funds' Web site at www.dws-investments.com, approximately one month after the end of each quarter. DWS Investments Wholesalers receive the highest compensation for Strategic funds, less for Tactical funds and the lowest for all other funds. The level of compensation among these categories may differ significantly.

The prospect of receiving, or the receipt of, additional compensation by a DWS Investments Wholesaler under the Plan may provide an incentive to favor marketing the Strategic or Tactical funds over all other funds. The Plan, however, will not change the price that investors pay for shares of a fund. The DWS Investments Compliance Department monitors DWS Investments Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.





Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. Each Fund or its agents will not be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges if a Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans.





Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS Investments' Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at: www.dws-investments.com or calling (800) 621-1048. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.





Tax-Deferred Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and DIDI can establish investor accounts in any of the following types of retirement plans:


o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases


Each Fund reserves the right to withdraw all or any part of the offering made by its Prospectuses and to reject purchase orders for any reason. Also, from time to time, a Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of aFund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in a Fund's Prospectuses.

Each Fund may waive the investment minimum, if any, for purchases by a current or former director or trustee of the DWS mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates, or a sub-advisor to any fund in the DWS family of funds, or a broker-dealer authorized to sell shares of a Fund.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and DIDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.





In addition to the discounts or commissions described herein and in the prospectus, DIDI, the Advisor, or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of a Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of a Fund, or other funds underwritten by DIDI.

Upon notice to all dealers, DIDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

DIDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund in accordance with the Large Order NAV Purchase Privilege and one of the two compensation schedules up to the following amounts:

                 Compensation Schedule #1:                                  Compensation Schedule #2:
       Retail Sales and DWS Investments Flex Plan(1)                         DWS Retirement Plans(2)
       ------------------------------------------                            --------------------
                                            As a
Amount of                               Percentage of         Amount of Shares                  As a
Shares Sold                            Net Asset Value              Sold            Percentage of Net Asset Value
-----------                            ---------------              ----            -----------------------------
$1 million to $3 million                    0.85%              Over $3 million               0.00%-0.50%
Over $3 million to $50 million              0.50%                     -                           -
Over $50 million                            0.25%                     -                           -

(1) For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DIDI will consider the cumulative amount invested by the purchaser in a Fund and other DWS Funds including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to below.

(2) Compensation Schedule 2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates.


DIDI will no longer advance the first year distribution fee and service fee to firms for sales of Class C shares to employer sponsored benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates. DIDI is compensated by a Fund for services as distributor and principal underwriter for Class C shares.


Revenue Sharing


In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to a Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by a Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of a Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of a Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of a Fund serviced and maintained by the financial advisor, .10% to .25% of sales of a Fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of a Fund or of any particular share class of a Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of a Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) Deutsche Bank group
First Clearing/Wachovia Securities
Fiserv Trust Company
HD Vest Investment Securities, Inc.
ING Group
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Marsh Insurance and Investment Company
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wachovia Securities
Wells Fargo Investments, LLC

Channel: Cash Product Platform

Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
Huntleigh Securities
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
US Bancorp
UBS
William Blair & Company

Channel: Third Party Insurance Platforms

Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Funds or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for a Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for a Fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.




Class A Purchases. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                Sales Charge
                                                                ------------

                                                                                        Allowed to Dealers as a
                                           As a Percentage of      As a Percentage of   Percentage of Offering
Amount of Purchase                            Offering Price        Net Asset Value*             Price
------------------                            --------------        ----------------             -----
Less than $50,000                                  5.75%                   6.10%                     5.20%
$50,000 but less than $100,000                     4.50                    4.71                      4.00
$100,000 but less than $250,000                    3.50                    3.63                      3.00
$250,000 but less than $500,000                    2.60                    2.67                      2.25
$500,000 but less than $1 million                  2.00                    2.04                      1.75
$1 million and over                                0.00**                  0.00**                    0.00***

*        Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.


***      Commission is payable by DIDI as discussed above.


Class A NAV Sales. Class A shares may be sold at net asset value to:

(a) a current or former director or trustee of Deutsche or DWS mutual funds;

(b) an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Fund;


(c) certain professionals who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DIDI, for themselves or members of their families. DIDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;


(d) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;


(f) selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with DIDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;


(g) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;


(h) through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by DIDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by a Fund;

(i) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans") made available through ADP under an alliance with DIDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;


(j) investors investing $1 million or more, either as a lump sum or through the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above (collectively, the "Large Order NAV Purchase Privilege"). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(k) defined contribution investment only plans with a minimum of $1,000,000 in plan assets regardless of the amount allocated to the DWS funds;

In addition, Class A shares may be sold at net asset value in connection with:


(l) the acquisition of assets or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by DIDI and consistent with regulatory requirements;

(m) a direct "roll over" of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates into a DWS Investments IRA;


(n)      reinvestment of fund dividends and distributions; and


(o) exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in a Fund.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, DIDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by DIDI. The privilege of purchasing Class A shares of a Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

It is our policy to offer purchase privileges to current or former directors or trustees of the DWS mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. Each Fund also reserves the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or DIDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Combined Purchases. Each Fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any DWS Funds that bear a sales charge.

Letter of Intent. The reduced sales charges for Class A shares, as shown in the Prospectuses, also apply to the aggregate amount of purchases of Class A shares of DWS Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by DIDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP, Inc. under an alliance with DIDI and its affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such DWS Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member (including the investor's spouse or life partner and children or stepchildren age 21 or younger).

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system available through ADP, Inc. under an alliance with DIDI and its affiliates may include: (a) Money Market Funds as "DWS Funds", (b) all classes of shares of any DWS Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class C Purchases. Class C shares of a Fund are offered at net asset value. No initial sales charge is to be imposed. Class C shares sold without an initial sales charge will allow the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class C shares continue to be subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in a Fund's prospectuses and herein.

Purchase of Institutional Class Shares. Information on how to buy Institutional Class shares is set forth in the section entitled "Buying and Selling Shares" in a Fund's prospectus. The following supplements that information. The minimum initial investment for Institutional Class shares is $1,000,000. The minimum initial investment may be waived in certain circumstances. The minimum amounts may be changed at any time in management's discretion.





Multi-Class Suitability. DIDI has established the following procedures regarding the purchase of Class A and Class C shares. Orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system ("System") maintained for DWS Investments-branded plans on record keeping systems made available through ADP, Inc. under an alliance with DIDI and its affiliate ("DWS Investments Flex Plans").





The following provisions apply to DWS Investments Flex Plans.

a. Class C Share DWS Investments Flex Plans. Orders to purchase Class C shares for a DWS Investments Flex Plan, regardless of when such plan was established on the Flex System, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.




The procedures above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.


Automatic Investment Plan. A shareholder may purchase shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $500 and maximum $250,000 for initial investments and a minimum of $50 and maximum $250,000 for subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. Each Fund may immediately terminate a shareholder's Direct Deposit in the event that any item is unpaid by the shareholder's financial institution.





Minimum Subsequent Investment Policies. For current shareholders of Class A or C shares there is a $50 minimum investment requirement for subsequent investments in a Fund. There is no minimum subsequent investment requirement in Class A shares for investments on behalf of participants in certain fee-based and wrap programs offered through financial intermediaries approved by the Advisor. There is no minimum subsequent investment required for Institutional Class.





Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) Each Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other DWS Funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of FINRA, and banks may open an account by wire by calling (800) 621-1048 for instructions. The investor must send a duly completed and signed application to a Fund promptly. A subsequent purchase order may be placed by established shareholders (except by DWS Investments Individual Retirement Account (IRA), DWS Simplified Profit Sharing and Money Purchase Pension Plans, DWS Investments 401(k) and DWS Investments 403(b) Plan holders), members of FINRA, and banks.





It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or DWS mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. Each Fund also reserves the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.


Redemptions




Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.


A distribution will be reinvested in shares of the same fund and class if the distribution check is returned as undeliverable.


Orders will be confirmed at a price based on the net asset value (including any applicable sales charge) of a Fund next determined after receipt in good order by DIDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DIDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Each Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DIDI, which firms must promptly submit orders to be effective.


Redemption requests must be unconditional. Redemption requests must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors
Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

To sell shares in a retirement account other than an IRA, your request must be made in writing, except for exchanges to other eligible funds in the DWS family of funds, which can be requested by phone or in writing.

To sell shares by bank wire you will need to sign up for these services when completing your account application.


Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if a Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. Each Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to a Fund's Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately on the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the "Plan") to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The redemption may result in taxable gain or loss being recognized for federal income tax purposes. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by a Fund's Transfer Agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of a Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.


An Automatic Withdrawal Plan request form can be obtained by calling (800) 621-1048.


Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of a Fund's Class C shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year's charge if redeemed on or after March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DIDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.


The Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code
         Section 403(b)(7) which is not sponsored by a K-12 school district;


(b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates;


(c) redemption of shares of a shareholder (including a registered joint owner) who has died or is disabled (under certain circumstances);

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);


(e) redemptions under a Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account;

(f) redemptions of shares whose dealer of record at the time of the investment notifies DIDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase; and


(g) redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.

The Class C CDSC will be waived for the circumstances set forth in items (b),
(c), (d), (e) and (g) for Class A shares. In addition, this CDSC will be waived for:

(h) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;


(i) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's DWS Investments IRA accounts);


(j) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to DWS funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.


Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Certain series of DWS Target Fund are available on exchange only during the offering period for such series as described in the applicable prospectus. Tax Free Money Fund -- Investment Class, NY Tax-Free Money Fund -- Investment Class, Treasury Money Fund -- Investment Class, Money Market Fund -- Investment Class, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund -- Institutional Class, Cash Reserve Fund, Inc. Prime Series, Tax-Exempt California Money Market Fund, Cash Account Trust and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DIDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California.





Shareholders must obtain prospectuses of a Fund they are exchanging into from dealers, other firms or DIDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS fund. Exchanges will be made automatically until the shareholder or a Fund terminates the privilege. Exchanges are subject to the terms and conditions described above and are taxable transactions for federal income tax purposes.

In-kind Redemptions. Each Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in securities. These securities will be chosen by a Fund and valued as they are for purposes of computing a Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash. The redemption in-kind is taxable for federal income tax purposes to the same extent as a redemption for cash.


                                    DIVIDENDS


Each Fund intends to follow the practice of distributing substantially all of its investment company income (determined without regard to the deduction for dividends paid), which includes any excess of net realized short-term capital gains over net realized long-term capital losses. DWS LifeCompass Income Fund specifically has a policy of paying the Protected Distributions in a minimum amount equal to 8.25% per annum of its net asset value on the inception date. Each Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes on such gain. Shareholders may then be required to include in their gross incomes their share of such gains, but also may be able to claim a credit against their federal income tax liability for the federal income tax paid by the Fund. If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code that Fund may be subject to a 4% excise tax on the undistributed amounts. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

DWS LifeCompass Income Fund intends to make Protected Distributions on a semi-annual basis. Protected Distributions will generally be paid from net income and net capital gains but may also be comprised of returns of capital. Under normal circumstances, the Fund intends to distribute net long-term capital gains, if any, in December of each year. The Fund's Protected Distribution payable in December may also include any remaining net investment income undistributed during the year, as well as all net capital gain realized during the year. Protected Distributions in excess of the earnings and profits of the Fund would first be a tax-free return of capital to the extent of the shareholder's adjusted tax basis in its shares. After such shareholder's adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). In the event the Protected Distribution includes returns of capital, the Protected Distribution will decrease the Fund's total assets and, therefore, have the likely effect of increasing its expense ratio, as the Fund's fixed expenses will become a larger percentage of the Fund's average net assets and diminish the Fund's ability to generate income. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

If DWS LifeCompass Income Fund is unable to pay a Protected Distribution on a particular payment date, the Fund will be terminated and, the Warranty Provider will pay to the Fund an amount sufficient to allow the Fund to make such Protected Distribution along with the Aggregate Accelerated Protected Amount, provided that the Warranty Agreement terms and conditions are met.


Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated for federal income tax purposes as if received by shareholders on December 31 of the calendar year declared.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.


Income dividends and capital gain distributions, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of a Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:




1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.        To receive income and capital gain dividends in cash.


Dividends will be reinvested in shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS funds with multiple classes of shares or DWS funds as provided in the Prospectus. To use this privilege of investing dividends of a Fund in shares of another DWS fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. Each Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of a Fund unless the shareholder requests in writing that a check be issued for that particular distribution.


If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.


If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of a Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment income and net realized capital gains are taxable for federal income tax purposes, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. In January of each year a Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and net long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or net capital gain in order to satisfy the minimum distribution requirements contained in the Code.


                              FEDERAL INCOME TAXES


The following is intended to be a general summary of certain federal income tax consequences of investing in a Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund. This summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretation thereof, all of which are subject to change, possibly with retroactive effect.

Each Fund has elected to be treated and has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things:


(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and
         (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below);

(b) distribute with respect to each taxable year at least 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, for such year; and


(c) diversify its holdings so that, at the end of each quarter of the a Fund's taxable year, (i) at least 50% of the market value of a Fund's total assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of a Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund's total assets is invested (x) in the securities (other than those of the US government or other regulated investment companies) of any one issuer or of two or more issuers which a Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).


In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. In addition, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its gross income from the qualifying income described in paragraph (a)(i) above) is treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.


If a Fund qualifies as a regulated investment company for federal income tax purposes, that Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions, however, would be eligible, provided certain holding period and other conditions are satisfied;
(i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest charges and make substantial distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.

Each Fund is subject to a 4% nondeductible federal excise tax on amounts that have been retained rather than distributed, as required, under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although the Fund's distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of a Fund.

Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are generally determined by how long a Fund owned the investments that generated the gain, rather than how long a shareholder has owned his or her shares of the Fund. Distributions of net capital gains (the excess of net long-term capital gain for the year over net short-term capital loss) from the sale of investments owned by a Fund that are properly designated by a Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains derived from net short-term capital from the sale of investments by a Fund will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed for federal income tax purposes in the hands of individuals at the rates applicable to long-term capital gain, provided certain holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gain.


Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011.


In order for some portion of the dividends received by a shareholder to be "qualified dividend income," a Fund must meet certain holding period and other requirements with respect to the stocks in its portfolio generating such dividend income and the shareholder must meet certain holding period and other requirements with respect to a Fund's shares. A dividend will not be treated as qualified dividend income (at either a Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the investment interest limitation, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the holder has an option to sell, is under a contractual obligation to sell, or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances. In addition, qualified dividend income does not include any dividends to the extent the holder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related properties. These rules may cause a portion of the dividends received by a Fund to not be eligible for treatment as qualified dividend income.

A portion of the investment income distributions of a Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividendsreceived deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a Fund are deemed to have been held by a Fund or the shareholder, as the case may be, for less than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend (or in the case of certain preferred stock, 91 days during the 181 day period beginning 90 days before such date). For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the holder has an obligation to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances. This rule may cause a portion of the dividends received by a Fund to not be eligible for the corporate dividends received deduction.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled will be disclosed in a Fund's annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of a Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Transactions in Fund Shares. The sale, exchange or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of a Fund will be treated as short-term gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of a Fund will be disallowed if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.


Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty.


Taxation of Certain Investments in Passive Foreign Investment Companies. Equity investments by a Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject a Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case a Fund would be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. Each Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation.

Tax Effects of Certain Transactions. Each Fund's transactions in futures contracts and, if any, in forward contracts, options, and hedged investments will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by a Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to a Fund, defer a Fund's losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of a Fund as a regulated investment company, and minimize the imposition of income and excise taxes.

A Fund's transactions in broad-based equity index futures contracts, exchange traded options on such indices and certain other futures contracts are generally treated under the Code as "Section 1256 contracts. " Section 1256 contracts held by a Fund at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are "marked-to-market" with the result that the unrealized gains or losses are treated as though they were realized. Sixty percent of the resulting gain or loss is treated as long-term capital gain or loss and the remainder is treated as short-term capital gain or loss (60/40 gain or loss). Any gain or loss arising from actual sales of section 1256 contracts will also be treated as 60/40 gain or loss.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liability denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Each Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing a Fund to realize gain, but not loss, on the position.

Each Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause a Fund to recognize taxable income in excess of any cash received from the investment. A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to a Fund each year, even though a Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of a Fund, which must be distributed to shareholders in order to maintain the qualification of a Fund as a regulated investment company and to avoid federal income tax at a Fund's level.


Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is generally a bond acquired in the secondary market at a price below its redemption value (or its adjusted issue price if issued with original issue discount). Absent an election to include the market discount in income as it accrues, gain on the disposition of such an obligation will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount.


A Fund's investment in lower-rated or unrated debt securities may present issues for a Fund if the issuers of these securities default on their obligations, because the federal income tax consequences to a holder of such securities are not certain.

A Fund's investment in DWS Short Duration Plus Fund could affect the amount, timing and character of distributions from the Fund and, therefore, may increase the amount of taxes payable by shareholders. Generally, the character of the income or capital gains that a Fund receives from DWS Short Duration Plus Fund will pass through to the Fund's shareholders so long as the Fund and DWS Short Duration Plus Fund each qualify as a regulated investment company under the Code. However, to the extent that DWS Short Duration Plus Fund realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other investments) until it disposes of shares of DWS Short Duration Plus Fund. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, a Fund will not be able to offset any capital losses from its dispositions of DWS Short Duration Plus Fund shares against ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of the net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by DWS Short Duration Plus Fund, rather than investing in shares of the fund. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, eligibility for dividends received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by DWS Short Duration Plus Fund.

The federal income tax treatment of any payment made by the Warranty Provider to a Fund is uncertain. Each Fund may take the position that its right to receive payment under a Warranty Agreement is itself a capital asset and that the payment in termination of this right gives rise to capital gain rather than to ordinary income, although the Internal Revenue Service may disagree with this position.

Fees paid by either Fund to the Warranty Provider, if viewed as a carrying charge for a position substantially diminishing the risk of such Fund's portfolio, could be deemed nondeductible under certain circumstances during the term of the relevant Warranty Agreement. Similarly, either Warranty Agreement may be considered a straddle with respect to the respective Fund's portfolio under certain circumstances, resulting in the deferral of realized losses of such Fund, the recharacterization of such Fund's short-term losses to long-term losses and long-term gains to short-term gains and the reduction or elimination of the Fund's holding periods in its portfolio securities.





Withholding and Other Tax Considerations. Each Fund may be required to withhold US federal income tax on distributions and redemption proceeds payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified (or when the Fund is notified) by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

Shareholders of a Fund may be subject to state and local taxes on distributions received from a Fund and on redemptions of a Fund's shares.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Under certain circumstances, shareholders of a Fund may exchange their shares for shares of the same class of certain other funds (the "reinvested shares"). If a shareholder (other than tax-exempt accounts) makes such an exchange, the shareholder will recognize a capital gain or loss for federal income tax purposes measured by the difference between the value of the reinvested shares and the basis of the exchanged shares. Upon the exchange of shares that were purchased subject to a sales charge and held for less than 91 days, the lesser of (i) the sales charge incurred on the exchanged shares or (ii) the sales charge waived on the reinvested shares is included in the basis of the reinvested shares and is not included in the basis of the exchanged shares.

Treasury Regulations provide that if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for shareholders who are individuals, S corporations or trusts, or $10 million or more in a single taxable year (or $20 million or more in any combination of taxable years) for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their particular circumstances.

Non-US Shareholders. In general, dividends (other than Capital Gain Dividends) paid by a Fund to a shareholder that is not a "US person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to US federal income taxation at on a net basis at regular income tax rates.


                                 NET ASSET VALUE


The net asset value of shares of a Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of a Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The net asset value may be lower for certain classes of a Fund because of higher expenses borne by these classes.


An equity security is valued at its most recent sale price on the security's primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an independent pricing service or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an independent pricing service (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities are valued at prices supplied by an independent pricing service, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.


If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by a Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by a Fund's Board and overseen primarily by a Fund's Pricing Committee.


                              TRUSTEES AND OFFICERS


The following table presents certain information regarding the Board. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940 Act) of the Trust or the Advisor (each, an "Independent Board Member") is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because each Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)        President, Driscoll Associates (consulting firm); Executive
Chairperson since 2004,(2) and    Fellow, Center for Business Ethics, Bentley College;                  133
Board Member since 1987           formerly: Partner, Palmer & Dodge (1988-1990); Vice President
                                  of Corporate Affairs and General Counsel, Filene's
                                  (1978-1988); Directorships: Trustee of 8 open-end mutual
                                  funds managed by Sun Capital Advisers, Inc. (since 2007);
                                  Director of ICI Mutual Insurance Company (since 2007);
                                  Advisory Board, Center for Business Ethics, Bentley College;
                                  Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company
                                  Institute (audit, executive, nominating committees) and
                                  Independent Directors Council (governance, executive
                                  committees)
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                   Consultant, World Bank/Inter-American Development Bank;
(1950)                            formerly: Project Leader, International Institute for Applied         133
Vice Chairperson since 2008, and  Systems Analysis (1998-2001); Chief Executive Officer, The
Board Member since 1993           Eric Group, Inc. (environmental insurance) (1986-1998)
--------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)         Retired; formerly: Executive Vice President and Chief Risk
Board Member since 1999           Management Officer, First Chicago NBD Corporation/The First           133
                                  National Bank of Chicago (1996-1998); Executive Vice
                                  President and Head of International Banking (1995-1996);
                                  Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility
                                  company); Stockwell Capital Investments PLC (private equity);
                                  former Directorships: First Oak Brook Bancshares, Inc. and
                                  Oak Brook Bank
---------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr. (1943)      Vice Chair, WGBH Educational Foundation; Directorships:               133
 Board Member since               Association of Public Television Stations; Becton Dickinson
 1990                             and Company(3) (medical technology company); Belo
                                  Corporation(3) (media company); Boston Museum of Science;
                                  Public Radio International; former Directorships: American
                                  Public Television; Concord Academy; New England Aquarium;
                                  Mass. Corporation for Educational Telecommunications;
                                  Committee for Economic Development; Public Broadcasting
                                  Service
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)               Managing General Partner, Exeter Capital Partners (a series           133
Board Member since                of private equity funds); Directorships: Progressive Holding
1996                              Corporation (kitchen goods importer and distributor); Natural
                                  History, Inc. (magazine publisher); Box Top Media Inc.
                                  (advertising); The Kennel Shop (retailer)
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               Clinical Professor of Finance, NYU Stern School of Business           133
(1945)                            (1997-present); Member, Finance Committee, Association for
Board Member since                Asian Studies (2002-present); Director, Mitsui Sumitomo
2001                              Insurance Group (US) (2004-present); prior thereto, Managing
                                  Director, J.P. Morgan (investment banking firm) (until 1996)
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring                Jacob Safra Professor of International Banking and Professor,         133
(1946)                            Finance Department, The Wharton School, University of
Board Member since                Pennsylvania (since July 1972); Co-Director, Wharton
1990                              Financial Institutions Center (since July 2000); Director,
                                  Japan Equity Fund, Inc. (since September 2007), Thai Capital
                                  Fund, Inc. (since September 2007), Singapore Fund, Inc.
                                  (since September 2007); formerly: Vice Dean and Director,
                                  Wharton Undergraduate Division (July 1995-June 2000);
                                  Director, Lauder Institute of International Management
                                  Studies (July 2000-June 2006)
--------------------------------------------------------------------------------------------------------------------
William McClayton (1944)          Managing Director, Diamond Management & Technology
Board Member since 2004           Consultants, Inc. (global management consulting firm)                 133
                                  (2001-present); Directorship: Board of Managers, YMCA of
                                  Metropolitan Chicago; formerly: Senior Partner, Arthur
                                  Andersen LLP (accounting) (1966-2001); Trustee, Ravinia
                                  Festival
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  President and Chief Executive Officer, The Pew Charitable             133
(1951)                            Trusts (charitable organization) (1994 to present); Trustee,
Board Member since                Thomas Jefferson Foundation (charitable organization) (1994
1995                              to present); Trustee, Executive Committee, Philadelphia
                                  Chamber of Commerce (2001 to 2007); Trustee, Pro Publica
                                  (2007-present) (charitable organization); formerly: Executive
                                  Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor
                                  Education (charitable organization) (2004-2005); Director,
                                  Viasys Health Care(3) (January 2007-June 2007)
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.            Private investor since October 2003; Trustee of 8 open-end            133
(1946)                            mutual funds managed by Sun Capital Advisers, Inc. (since
Board Member since                October 1998); formerly: Pension & Savings Trust Officer,
1993                              Sprint Corporation(3) (telecommunications) (November
                                  1989-September 2003)
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg            Retired; formerly: Consultant (1997-2001); Director, US
(1943)                            Government Accountability Office (1996-1997); Partner,                133
Board Member since                Fulbright & Jaworski, L.L.P. (law firm) (1978-1996);
1997                              Directorships: The William and Flora Hewlett Foundation;
                                  Service Source, Inc.; former Directorships: Mutual Fund
                                  Directors Forum (2002-2004), American Bar Retirement
                                  Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)        President, Robert H. Wadsworth & Associates, Inc. (consulting
Board Member since 1999           firm) (1983 to present); Director, The Phoenix Boys Choir             136
                                  Association
--------------------------------------------------------------------------------------------------------------------

Interested Board Member


--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(4)                Managing Director(5), Deutsche Asset Management; Head of              133
 (1958)                           Deutsche Asset Management Americas; CEO of DWS Investments;
 Board Member since               formerly: board member of DWS Investments, Germany
 2006                             (1999-2005); Head of Sales and Product Management for the
                                  Retail and Private Banking Division of Deutsche Bank in
                                  Germany (1997-1999); various strategic and operational
                                  positions for Deutsche Bank Germany Retail and Private
                                  Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
--------------------------------------------------------------------------------------------------------------------

Officers(6)

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position
 with the Trust and Length of     Business Experience and
 Time Served(1)                   Directorships During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(8) (1965)       Managing Director(5), Deutsche Asset Management (2006-present); President of
 President, 2006-present          DWS family of funds; Director, ICI Mutual Insurance Company (since
                                  October 2007); formerly: Director of Fund Board Relations (2004-2006) and
                                  Director of Product Development (2000-2004), Merrill Lynch Investment Managers;
                                  Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)
--------------------------------------------------------------------------------------------------------------------
 John Millette(9) (1962)          Director(5), Deutsche Asset Management
 Vice President and Secretary,
 1999-present
--------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(8) (1963)       Managing Director(5), Deutsche Asset Management (since July 2004); formerly:
 Chief Financial Officer,         Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family
 2004-present                     of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
 Treasurer, 2005-present          Global Asset Management (1994-1998)
--------------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(10) (1963)   Vice President, Deutsche Asset Management (since June 2005); formerly: Counsel,
 Assistant Secretary,             New York Life Investment Management LLC (2003-2005); legal associate, Lord,
 2005-present                     Abbett & Co. LLC (1998-2003)
--------------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(10)  (1962)     Director(5), Deutsche Asset Management (since September 2005); formerly:
 Assistant Secretary,             Counsel, Morrison and Foerster LLP (1999-2005)
 2005-present
--------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(9) (1962)       Managing Director(5), Deutsche Asset Management
 Assistant Secretary,
 1997-present
--------------------------------------------------------------------------------------------------------------------
 Paul Antosca(9)                  Director(5), Deutsche Asset Management (since 2006); formerly: Vice President,
 (1957)                           The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jack Clark (9)                   Director(5), Deutsche Asset Management (since 2007); formerly: Vice President,
 (1967)                           State Street Corporation (2002-2007)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan D'Eramo(9)     Director(5), Deutsche Asset Management
 (1957)
 Assistant Treasurer,
 2003-present
--------------------------------------------------------------------------------------------------------------------
 Diane Kenneally(9)               Director(5), Deutsche Asset Management
 (1966)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(10) (1972)         Vice President, Deutsche Asset Management (since 2006); formerly: AML
 Anti-Money Laundering            Operations Manager for Bear Stearns (2004-2006); Supervising Compliance
 Compliance Officer,              Principal and Operations Manager for AXA Financial (1999-2004)
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Robert Kloby(10) (1962)          Managing Director(5), Deutsche Asset Management (2004-present); formerly: Chief
 Chief Compliance Officer,        Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President,
 2006-present                     The Prudential Insurance Company of America (1988-2000); E.F. Hutton and
                                  Company (1984-1988)
--------------------------------------------------------------------------------------------------------------------
 J. Christopher Jackson(10)       Director(5), Deutsche Asset Management (2006-present); formerly: Director,
 (1951)                           Senior Vice President, General Counsel, and Assistant Secretary, Hansberger
 Chief Legal Officer,             Global Investors, Inc. (1996-2006); Director, National Society of Compliance
 2006-present                     Professionals (2002-2005) (2006-2009)
--------------------------------------------------------------------------------------------------------------------

(1) The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

(2) Represents the year in which Ms. Driscoll was first appointed Chairperson of certain DWS funds.

(3) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(4) The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the Funds.

(5)      Executive title, not a board directorship.

(6) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(7) The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(8)      Address:  345 Park Avenue, New York, New York 10154.

(9)      Address: One Beacon Street, Boston, Massachusetts 02108.

(10)     Address:  280 Park Avenue, New York, New York 10017.

Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.

Officer's Role with Principal Underwriter:  DWS Investments Distributors, Inc.

 Paul H. Schubert:                         Vice President
 Caroline Pearson:                         Secretary

Board Members' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of a Fund and to provide oversight of the management of a Fund.

Board Committees. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity Oversight Committee, Fixed-Income and Quant Oversight Committee, Marketing and Shareholder Services Committee, and Operations Committee. For each committee, the Board has adopted a written charter setting forth each committee's responsibilities. Each committee was reconstituted effective April 1, 2008.

Audit Committee: The Audit Committee, which consists entirely of Independent Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) a Fund's accounting and financial reporting policies and procedures, (3) a Fund's compliance with legal and regulatory requirements related to accounting and financial reporting and
(4) the qualifications, independence and performance of the independent registered public accounting firm for a Fund. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for a Fund, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine, Henry P. Becton, Jr., Keith R. Fox and William N. Searcy, Jr. During the calendar year 2007, the Audit Committee of a Fund's Board held eight (8) meetings.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair), Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the calendar year 2007, the Nominating and Governance Committee of a Fund's Board performed similar functions and held six (6) meetings.

Contract Committee: The Contract Committee, which consists entirely of Independent Board Members, reviews at least annually, (a) a Fund's financial arrangements with DIMA and its affiliates, and (b) a Fund's expense ratios. The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R. Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring, William McClayton and Jean Gleason Stromberg. During the calendar year 2007, the Contract Review Committee of a Fund's Board performed similar functions and held two (2) meetings.

Equity Oversight Committee: The Equity Oversight Committee reviews the investment operations of those funds that primarily invest in equity securities (except for those funds managed by a quantitative investment team). The members of the Equity Oversight Committee are John W. Ballantine (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring and Rebecca W. Rimel. During the calendar year 2007, the Equity Oversight Committee of a Fund's Board performed similar functions and held five (5) meetings.

Fixed-Income and Quant Oversight Committee: The Fixed-Income and Quant Oversight Committee reviews the investment operations of those funds that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William N. Searcy, Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie Driscoll, Paul K. Freeman, Kenneth C. Froewiss and Robert H. Wadsworth. During the calendar year 2007, the Fixed-Income Oversight Committee of a Fund's Board performed similar functions and held five (5) meetings.

Marketing and Shareholder Services Committee: The Marketing and Shareholder Services Committee reviews a Fund's marketing program, sales practices and literature and shareholder services. The members of the Marketing and Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie Driscoll (Vice Chair), Paul K. Freeman, Rebecca W. Rimel, Jean Gleason Stromberg and Robert H. Wadsworth.

The Operations Committee: The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of a Fund. The Operations Committee reviews administrative matters related to the operations of a Fund, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of a Fund's securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in a Fund's Valuation Procedures. The Operations Committee has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Operations Committee is not in session. The members of the Operations Committee are Paul K. Freeman (Chair), Dawn-Marie Driscoll (Vice Chair), John W. Ballantine, Kenneth C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr. The members of the Valuation Sub-Committee are Kenneth C. Froewiss (Chair), John W. Ballantine, Dawn-Marie Driscoll (Alternate), Paul K. Freeman (Alternate), Rebecca W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate). During the calendar year 2007, the Operations Committee and Valuation Committee performed similar functions and each held six (6) meetings and one (1) meeting, respectively.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Remuneration. Each Independent Board Member receives compensation from a Fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from a Fund or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from a Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by each Fund. The following tables show compensation from a Fund and aggregate compensation from all of the funds in the DWS fund complex received by each Independent Board Member during the calendar year 2007. Mr. Schwarzer is an interested person of the Funds and received no compensation from a Fund or any fund in the DWS fund complex during the relevant periods.

                                Aggregate Compensation     Aggregate Compensation         Total Compensation
                                 from DWS LifeCompass      from DWS LifeCompass             from Fund and
  Name of Board Member               Income Fund               Protect Fund               DWS Fund Complex(1)
  --------------------               -----------               ------------               -------------------
  John W. Ballantine                      $0                           $0                       $215,000
  Henry P. Becton, Jr.(2)                 $0                           $0                       $200,000
  Dawn-Marie Driscoll(2)(3)               $0                           $0                       $253,000
  Keith R. Fox(2)                         $0                           $0                       $203,000
  Paul K. Freeman(4)                      $0                           $0                       $265,000
  Kenneth C. Froewiss(2)                  $0                           $0                       $200,000
  Richard J. Herring(2)                   $0                           $0                       $195,000
  William McClayton(5)                    $0                           $0                       $205,000
  Rebecca W. Rimel(2)                     $0                           $0                       $194,000
  William N. Searcy, Jr.(2)               $0                           $0                       $200,000
  Jean Gleason Stromberg(2)               $0                           $0                       $189,000
  Robert H. Wadsworth                     $0                           $0                       $245,250

(1)      The DWS fund complex is composed of 138 funds as of December 31, 2007.

(2) Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the consolidation of the DWS fund boards and various funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to each Fund's direct shareholders
         (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $1,000 for Mr. Becton, $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for
         Dr. Herring, $5,000 for Ms. Rimel, $1,000 for Mr. Searcy and $1,000 for
         Ms. Stromberg. These meeting fees were borne by the Advisor.

(3) Includes $50,000 in annual retainer fees received by Ms. Driscoll as Chairperson of certain DWS funds.

(4) Includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc committee in connection with board consolidation initiatives and $50,000 in annual retainer fees received by Dr. Freeman as Chairperson of certain DWS funds.

(5)      Does not include $15,000 to be paid to Mr. McClayton in calendar year
         2008 for numerous special meetings of an ad hoc committee of the former
         Chicago Board in connection with board consolidation initiatives.

Dr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DAMI") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Dr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Ownership in each Fund

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Funds and DWS fund complex as of June 30,
2008.
                                                                                             Aggregate Dollar Range
                                                                                                       of
                                                                                             Ownership in all Funds
                                          Dollar Range of             Dollar Range of              Overseen by
                                        Beneficial Ownership       Beneficial Ownership           Board Member
                                     in DWS LifeCompass Income      in DWS LifeCompass          in the DWS Fund
Board Member                                    Fund                   Protect Fund                Complex(1)
------------                                    ----                   ------------                ----------

Independent Board Member:
-------------------------

John W. Ballantine                              None                             None             Over $100,000
Henry P. Becton, Jr.                            None                             None             Over $100,000
Dawn-Marie Driscoll                             None                             None             Over $100,000
Keith R. Fox                                    None                             None             Over $100,000
Paul K. Freeman                                 None                             None             Over $100,000
Kenneth C. Froewiss                             None                             None             Over $100,000
Richard J. Herring                              None                             None             Over $100,000
William McClayton                               None                             None             Over $100,000
Rebecca W. Rimel                                None                             None             Over $100,000
William N. Searcy, Jr.                          None                             None             Over $100,000
Jean Gleason Stromberg                          None                             None             Over $100,000
Robert H. Wadsworth                             None                             None             Over $100,000

Interested Board Member:
------------------------

Axel Schwarzer                                  None                             None             Over $100,000

(1) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power, and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over
         $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to each Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2007. Immediate family members can be a spouse, children residing in the same household including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or principal underwriter of a Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of a Fund (including
Deutsche Bank AG).

                                                                                   Value of        Percent of
                                   Owner and                                     Securities on     Class on an
Independent                     Relationship to                     Title of     an Aggregate       Aggregate
Board Member                      Board Member         Company        Class          Basis            Basis
------------                      ------------         -------        -----          -----            -----

John W. Ballantine                                      None
Henry P. Becton, Jr.                                    None
Dawn-Marie Driscoll                                     None
Keith R. Fox                                            None
Paul K. Freeman                                         None
Kenneth C. Froewiss                                     None
Richard J. Herring                                      None
William McClayton                                       None
Rebecca W. Rimel                                        None
William N. Searcy, Jr.                                  None
Jean Gleason Stromberg                                  None
Robert H. Wadsworth                                     None

Securities Beneficially Owned

As of 08/07/08, the Board Members and officers of the Trust owned, as a group, less than 1% of the outstanding shares of a Fund.

To the best of a Fund's knowledge, as of 08/07/08, no person owned of record or beneficially 5% or more of any class of a Fund's outstanding shares, except as noted below.

DWS LifeCompass Income Fund

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

MLPF&S FOR THE SOLE BENEFIT OF                                285,132.38                    39.65% of Class A
ITS CUSTOMERS
ATTN FUND ADM (97HB3)
JACKSONVILLE FL  32246-6484

DEUTSCHE INVESTMENT                                           100,000.00                    13.91% of Class A
MANAGEMENT AMERICAS INC
ATTN JOHN KOZLOWSKI CONTROLLING
MAILSTOP NYC03-0415
NEW YORK NY  10017-1216

MLPF&S FOR THE SOLE BENEFIT OF                                176,358.95                    37.14% of Class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
SEC #97JS4
JACKSONVILLE FL  32246

DEUTSCHE INVESTMENT                                           100,000.00                    21.06% of Class C
MANAGEMENT AMERICAS INC
ATTN JOHN KOZLOWSKI CONTROLLING
MAILSTOP NYC03-0415
NEW YORK NY  10017-1216

DEUTSCHE INVESTMENT                                           2,200,000.00             99.96% of Institutional Class
MANAGEMENT AMERICAS INC
ATTN JOHN KOZLOWSKI CONTROLLING
MAILSTOP NYC03-0415
NEW YORK NY  10017-1216

LPL FINANCIAL                                                 166,663.21                    59.31% of Class S
FBO CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
SAN DIEGO CA  92150-9046

DEUTSCHE INVESTMENT                                           100,000.00                    35.59% of Class S
MANAGEMENT AMERICAS INC
ATTN JOHN KOZLOWSKI CONTROLLING
MAILSTOP NYC03-0415
NEW YORK NY  10017-1216

DWS LifeCompass Protect Fund

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

DEUTSCHE INVESTMENT                                           100,000.00                    11.7% of Class A
MANAGEMENT AMERICAS INC
ATTN JOHN KOZLOWSKI CONTROLLING
MAILSTOP NYC03-0415
NEW YORK NY  10017-1216

LPL FINANCIAL                                                  68,448.25                    8.01% of Class A
FBO CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
SAN DIEGO CA  92150-9046

NFS LLC FBO                                                    46,976.24                     5.5% of Class A
FERNANDO LOPEZ
DORADO PR  00646-2097

DEUTSCHE INVESTMENT                                           100,000.00                    20.13% of Class C
MANAGEMENT AMERICAS INC
ATTN JOHN KOZLOWSKI CONTROLLING
MAILSTOP NYC03-0415
NEW YORK NY  10017-1216

MLPF&S FOR THE SOLE BENEFIT OF                                 41,996.86                    8.45% of Class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
SEC #97JS4
JACKSONVILLE FL  32246

DEUTSCHE INVESTMENT                                          2,200,000.00             99.72% of Institutional Class
MANAGEMENT AMERICAS INC
ATTN JOHN KOZLOWSKI CONTROLLING
MAILSTOP NYC03-0415
NEW YORK NY  10017-1216

DEUTSCHE INVESTMENT                                           100,000.00                    92.24% of Class S
MANAGEMENT AMERICAS INC
ATTN JOHN KOZLOWSKI CONTROLLING
MAILSTOP NYC03-0415
NEW YORK NY  10017-1216





Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS Funds (the "Affected Funds"), DIMA has agreed to indemnify and hold harmless the Affected Funds ("Fund Indemnification Agreement") against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Affected Funds against the Affected Funds, their directors and officers, DIMA and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Affected Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected Funds, all) of the Independent Trustees of the Affected Funds, against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the Independent Trustees ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustees to each Fund or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the investment management agreements between DIMA and the Affected Funds.



                               TRUST ORGANIZATION

Organizational Description


DWS Target Fund (the "Trust") is an open-end, management investment company, organized as a business trust under the laws of Massachusetts on August 3, 1988. Effective May 1, 1994, the Trust changed its name from Kemper Retirement Fund to Kemper Target Equity Fund. Subsequently, the Trust changed its name to Scudder Target Equity Fund and to Scudder Target Fund effective February 15, 2002. The Trust name was changed to DWS Target Fund as of February 6, 2006. The Trust may issue an unlimited number of shares of beneficial interest in one or more series, all having no par value. The Trust currently has seven series of shares. The following five series are no longer offered: DWS Target 2010 Fund, DWS Target 2011 Fund, DWS Target 2012 Fund, DWS Target 2013 Fund and DWS Target 2014 Fund. DWS LifeCompass Protect Fund was organized in June 2007, and commenced operations on November 1, 2007. DWS LifeCompass Income Fund was organized in June 2007 and commenced operations on December 19, 2007 and consists of an unlimited number of shares divided into four classes: Class A, Class C, Institutional Class and Class S. Each Fund has the authority to create additional portfolios of the Trust. To the extent that a Fund offers additional share classes, these classes will be offered in a separate prospectus and have different fees, requirements and services.





The Trust is a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust that was approved by shareholders in the second quarter of 2008, as may be further amended from time to time (the "Declaration of Trust"). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in the SAI and a Fund's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

A Fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Trust or a Fund thereof; (c) an amendment of the Declaration of Trust that (i) would affect a shareholder right to vote, (ii) may be required by law to be approved by shareholders, and (iii) is submitted to shareholders by the Board of Trustees;
(d) such additional matters relating to the Trust as may be required by law; and
(e) such additional matters as the Board of Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

Except as noted above, the Declaration of Trust provides that the Board of Trustees may amend or otherwise supplement the Declaration of Trust by making an amendment, a supplemental thereto or an amended and restated Declaration of Trust by an instrument in writing executed by a majority of the Board of Trustees, provided that any provision of the Declaration of Trust that requires the approval of more than a majority of the Board of Trustees for any matter may be amended only with the approval of such greater number of the Board of Trustees. The Board of Trustees may, without any shareholder vote, amend the Declaration of Trust (x) to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or (y) if they deem it necessary or advisable, to conform the Declaration of Trust to the requirements of applicable law, including the 1940 Act or the Internal Revenue Code of 1986, as amended, but the Board of Trustees shall not be liable for failing to do so, or (z) with respect to an amendment affecting a Fund or class, for any reason at any time, if there are no shares of such Fund or class outstanding at that time. In the event that the Board of Trustees, without shareholder approval, make any material amendment to the Declaration of Trust that affects the rights of shareholders, as determined by the Board of Trustees, notice of the substance of such amendment shall be provided to shareholders affected by such amendment at such time and in such manner as the Board of Trustees determine to be appropriate, provided, however, that the failure to provide such notice in any particular instance shall not affect the validity of such amendment.

The Declaration of Trust provides that the Board of Trustees, subject to applicable law, may authorize the Trust or any Fund or class thereof to merge, reorganize or consolidate with any corporation, association, trust or series thereof (including another Fund or class of the Trust) or other entity (in each case, the "Surviving Entity") or the Board of Trustees may sell, lease or exchange all or substantially all of the property owned or held for the account of the Trust (or all or substantially all of the property allocated or belonging to a particular Fund or class) including its good will to any Surviving Entity, upon such terms and conditions and for such consideration as authorized by the Board of Trustees. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Board of Trustees. The Board of Trustees shall provide notice to affected shareholders of each transaction. The authority granted to the Board of Trustees under this provision of the Declaration of Trust remains subject to the requirements of the law. For example, rules under the 1940 Act require reorganizations involving affiliated funds to be approved by the shareholders of the fund being acquired unless certain conditions are satisfied. As a result, some transactions will require shareholder approval even though the Declaration of Trust may not otherwise require it. Such transactions could, in certain circumstances, adversely affect a Fund's or class' expense ratio or other aspects of a shareholder's investment.

The Declaration of Trust also provides that shareholder meeting quorum requirements shall be established in the Trust's By-laws. The By-laws currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust.

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the Trust's By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and
(b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.


                             PROXY VOTING GUIDELINES


Each Fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. Each Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with a Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a Fund, and the interests of the Advisor and its affiliates, including a Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:


o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.


o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairperson who is an independent director.


o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as the Advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.


Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with each Fund's best interests, determine under some circumstances to vote contrary to those positions.


The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines.

If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.


You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC's Web site at www.sec.gov or by visiting our Web site at:
www.dws-investments.com (click on "proxy voting" at the bottom of the page).


                              FINANCIAL STATEMENTS


The financial statements, including the portfolio of investments, of DWS LifeCompass Protect Fund and DWS LifeCompass Income Fund, together with the Reports of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Fund dated April 30, 2008 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.




                             ADDITIONAL INFORMATION


The CUSIP numbers of the classes of the Funds offered herein are:


DWS LifeCompass Income Fund Class A: 23337N808.

DWS LifeCompass Income Fund Class C: 23337N881.

DWS LifeCompass Income Fund Institutional Class: 23337N865.




DWS LifeCompass Protect Fund Class A: 23337N857.

DWS LifeCompass Protect Fund Class C: 23337N840.

DWS LifeCompass Protect Fund Institutional Class: 23337N824.

Each Fund has a fiscal year ending April 30.

Many of the investment changes in a Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of a Fund. These transactions will reflect investment decisions made by the Advisor in light of a Fund's investment objective and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

Each Fund's Prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which a Fund has filed with the SEC under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to a Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                                   APPENDIX A

Summary of Certain Provisions of the Warranty Agreement for DWS LifeCompass Income Fund

The following is a summary of certain material terms of the Warranty Agreement. This summary is qualified in its entirety by the complete Warranty Agreement, which is filed as an exhibit to the registration statement of the Trust. Any terms not defined herein have the meaning set forth in the Warranty Agreement.

Trigger Defeasance Events

The Warranty Agreement provides that upon the occurrence of certain Trigger Defeasance Events, the Warranty Provider may cause the Fund to invest in a defeasance portfolio, which is comprised predominantly of US government securities with maturities within a range around each of the semi-annual distribution payment dates and the Maturity Date, or to take steps to limit the equity exposure of the Fund. The term Trigger Defeasance Event includes the following events:

      1. The Aggregate Protected Amount exceeds the Financial Warranty Amount Limit of $1 billion;

      2. Any failure to (a) comply with limitations regarding eligible investments, investment limitations, allocation or re-allocation requirements, (b) provide the Warranty Provider with continuous access to portfolio holdings via the Fund's custodian, or (c) comply with trading restrictions, which generally preclude the Advisor from trading after normal market hours or on days that are not Exchange Business Days;

      3. Any failure by the Advisor to provide a daily report regarding portfolio and outstanding share information unless such failure is due solely to a force majeure event and subject to applicable cure periods;

      4. The Fund fails to pay the warranty fee when due and such failure remains unremedied for a period of ten (10) Business Days;

      5. (a) The Advisor resigns; (b) the Fund elects to terminate the Investment Management Agreement with the Advisor, (c) the Fund appoints a successor investment advisor (including a subadvisor) without the prior consent of the Warranty Provider; (d) the Investment Management Agreement terminates in accordance with its terms; or (e) the Advisor becomes prohibited from serving as investment advisor to the Fund by Section 9 of the 1940 Act; and in each of the cases of (a) through (e) above, any successor investment advisor (including the Advisor) that agrees to be bound by the terms of the Warranty Agreement is appointed by the Board of the Trust or the Shareholders, in each case without the prior written consent of the Warranty Provider in its reasonable discretion;

      6. The Advisor resigns, the Fund elects to terminate the Investment Management Agreement with the Advisor or the Investment Management Agreement terminates in accordance with its terms and either (a) the Advisor is no longer obligated to manage the Fund and a successor investment advisor acceptable to the Warranty Provider has not entered into a management agreement with the Fund, or (b) the termination of the Investment Management Agreement is not yet effective and the Board of Trustees has indicated its intention to appoint a successor advisor notwithstanding that the Warranty Provider has advised the Board that such successor would not be acceptable to the Warranty Provider;

      7. The Advisor does not otherwise manage in all material respects the assets of the Fund in accordance with the investment objectives, policies and strategies set forth in the registration statement of the Trust and/or the Investment Management Agreement;

      8. Any representation or warranty made by the Advisor or Trust in any transaction document or certification or provided in connection with, any transaction document shall have been incorrect or misleading when made or when deemed made, except where such incorrect or misleading representation or warranty could not reasonably be expected to have an Adverse Effect;

      9. The Advisor, the Trust, or the Fund's custodian shall fail to perform any obligation, or breach any covenant under the Warranty Agreement or any transaction document not otherwise provided for above, which failure could reasonably be expected to have an Adverse Effect and such violation is not cured in accordance with the provisions of the Warranty Agreement;

      10. The occurrence of (a) a regulatory event or litigation event with respect to the Fund or Advisor that can reasonably be expected to have an Adverse Effect, (b) an act of insolvency of the Fund or Advisor, (c) the Trust ceases to be a duly registered as an open-end management investment company under the 1940 Act, an investment company for purposes of the Commodity Exchange Act, or a regulated investment company under the Internal Revenue Code, or (d) the adoption by the Fund of a new share class without the express written consent of the Warranty Provider;

      11. Any change in circumstances in an underlying fund in which the Fund is authorized to invest that could have an Adverse Effect, and the Fund fails to liquidate its investment within two (2) Business Days;

      12. If the Advisor fails at any time to maintain a certain minimum amount of assets under management unless the Advisor obtains an unconditional guarantee of its obligations under the Warranty Agreement acceptable to the Warranty Provider;

      13. Any failure of a money market fund in which the Fund is invested to be managed pursuant to the requirements of Rule 2a-7 or Rule 12d1-(b), unless such failure is remedied within two (2) Business Days.

Termination Events

The Warranty Agreement and the Financial Warranty may be terminated by the Fund or the Advisor by written notice to the Warranty Provider at any time upon the occurrence of (a) an act of insolvency with respect to the Warranty Provider;
(b) in the event that the Warranty Provider ceases to be "well capitalized" (based on its most recent Call Report filed with its primary Federal banking regulator) within the meaning of the capital maintenance regulations of the Federal Deposit Insurance Corporation (FDIC); or (c) a failure by the Warranty Provider to maintain a certain minimum long term financial strength and claims paying ability rating, provided that the Warranty Provider shall be required to be rated by no more than one of three ratings agencies and provided that, in certain circumstances, the Warranty Provider may substitute an unconditional guarantee that is acceptable to the Fund and the Advisor.

The Warranty Provider may terminate the Warranty Agreement and the Financial Warranty upon the occurrence of the following events:

      o (a) the Advisor resigns; (b) the Fund elects to terminate the Investment Management Agreement with the Advisor, (c) the Fund appoints a successor investment advisor (including a subadvisor) without the prior consent of the Warranty Provider; (d) the Investment Management Agreement terminates in accordance with its terms; or (e) the Advisor becomes prohibited from serving as investment advisor to the Fund by Section 9 of the 1940 Act; and in each of the cases any successor advisor (including the Advisor) that agrees to be bound by the terms of the Warranty Agreement is appointed by the Board of the Trust or the Shareholders, in each case without the prior written consent of the Warranty Provider in its sole discretion and the successor advisor fails to agree to the terms of the Warranty Agreement and other transaction documents, fails to meet the credit approval of the Warranty Provider, is subject to litigation or regulatory action that may affect its ability to perform its obligations or its is not reasonably believed by the Warranty Provider to be capable of managing the Fund;

      o The Fund terminates the Custodian Agreement and fails to engage a successor custodian or engages a successor custodian that does not agree to be bound by the transaction documents and to provide the Warranty Provider with substantially equivalent access to portfolio information as the custodian, or the Fund amends the Custodian Agreement so that the custodian is no longer bound by such provisions, or the successor custodian is not a nationally recognized custodian holding a certain amount of assets of US registered investment companies;

      o The Fund's assets are not, for any reason, within a reasonable time (but not to exceed one Business Day) invested in a defeasance portfolio upon the Warranty Provider's election to invoke that remedy;

      o If upon an allegation of negligence, recklessness, bad faith or willful misconduct of the Advisor that contributes to a shortfall in the Aggregate Protected Amount, the Advisor does not pay, in full, certain amounts into escrow pending resolution of such allegations by the Warranty Provider;

      o A determination of negligence, recklessness, bad faith, willful misconduct or fraud on the part of the Advisor or Fund under any transaction document by any court of competent jurisdiction or board of arbitration;

      o The Advisor or the Trust does not deliver to the Warranty Provider certain information in connection with assessing a potential shortfall amount or after a trigger event within two (2) Business Days of a request for such information;

      o The Advisor fails to manage the assets of the Fund in accordance with the investment objectives, policies and strategies set forth in the registration statement if such failure would have an Adverse Effect on the Warranty Provider;

      o The Advisor fails to deliver certain information and instructions to the Custodian upon receipt of notice that the Warranty Provider has exercised its right to deliver irrevocable instructions to defease the portfolio;

      o The Fund is no longer registered, or permitted to be registered, as an investment company; or

      o The Fund becomes subject to registration as a commodity pool under the Commodity Exchange Act; provided that there is no ability to terminate if the Fund can take action to avoid registration under the Commodity Exchange Act or the Advisor voluntarily defeases the portfolio.

Investment Limitations

So long as the Warranty Agreement and the Financial Warranty are in effect, the Fund's portfolio must be managed by the Advisor in accordance with specific investment limitations as provided in the Warranty Agreement. The investment limitations summarized below are qualified in their entirety by reference to the investment limitations set forth in the Warranty Agreement.

Eligible Investments. At all times, the Fund's assets may only be invested in Eligible Equity Investments and Eligible Fixed-Income Investments. Eligible Equity Investments include: (i) futures contacts on any of the following indices: S&P 500 Index, Russell 1000 Index, Russell 2000 Index, S&P Mid-Cap 400 Index and MSCI EAFE Index or such other indices as may be agreed to by the Warranty Provider and the Advisor ("Designated Indices"), (ii) exchange-traded funds based on the Designated Indices that are organized as open-end investment companies and trade on the New York Stock Exchange, the NYSE Arca Exchange or the American Stock Exchange ("ETFs"), (iii) shares of DWS Short Duration Plus Fund, or any other DWS Fund as may be agreed to by the Warranty Provider and the Advisor ("Underlying Funds") and (iv) cash and cash equivalents, including shares of the QP Trust or any other money market fund (whether or not registered under the 1940 Act) managed in accordance with Rule 2a-7 under the 1940 Act ("Eligible Money Market Funds"). Eligible Fixed-Income Investments include: (i) non-callable general obligations of the United States Treasury backed by the full faith and credit of the United States of America, including securities that pay no interest or dividend and have a single bullet maturity payment, including regular Separate Trading of Registered Interest and Principal Securities ("STRIPS") or Principal STRIPS, each with a maturity date within a range of each of the semi-annual distribution payment dates and the Fund's Maturity Date (collectively, "US Zeroes"), (ii) shares of Underlying Funds and (iii) cash and cash equivalents, including shares of Eligible Money Market Funds.

Active Component Restrictions. As of the close of business on each day the Fund is open, the Fund's total equity exposure (as a percentage of the Fund's total assets) is limited to an amount determined by a formula that takes into account, among other things, the difference between current net asset value of the Fund and the present value of the current Aggregate Protected Amount. Although the permissible amount of total equity exposure will vary over time, in no event may it exceed 130% for the first five years and 150% thereafter of the Fund's total assets. With respect to the Fund's investments in futures contracts and ETFs, on the last business day of each month: (i) no more than 25% of the Fund's total equity exposure may be represented by futures contracts and ETFs that track the performance of each of the Russell 2000 Index, S&P 400 Mid-Cap Index and the MSCI EAFE Index, with the 25% limit applying to each such index individually; and (ii) no more than 50% of the Fund's total equity exposure may be represented by futures contracts and ETFs that track the performance of the Russell 1000 Index, Russell 2000 Index, S&P 400 Mid-Cap Index and MSCI EAFE Index, with the 50% limit applying to such indices in the aggregate. To the extent the Fund invests in futures contracts, the Fund must earmark or segregate unencumbered cash and cash equivalents sufficient to cover margin requirements, based on the marked-to-market value of such futures contracts, and for asset coverage requirements as specified in the Warranty Agreement or such greater amount as required by law. No futures contract or ETF may be purchased by the Fund if at the time of purchase the Fund's net long holdings of such investment would be equal or greater than 30% of the average trading day volume of such investment.

Reserve Component Restrictions. As of the close of business on each day the Fund is open, cash and cash equivalents held by the Fund and allocated to the Reserve Component (that is not a defeasance portfolio) may not exceed three percent (3%) of the Fund's total assets provided that if the Reserve Component is equal to 70% or more of the Fund's total assets, cash and cash equivalents may not exceed two percent (2%) of the Fund's total assets.

Other Restrictions. Investments in the Underlying Funds are generally limited to a percentage of each of the Active Component and/or the Reserve Component. Additionally, based upon the percentage of the Fund's total assets allocated to the Reserve Component or year remaining until the Maturity Date, any investment in Underlying Funds will be allocated entirely to the Active Component. The Fund may not borrow for investment purposes, although the Fund may borrow, after consultation with the Warranty Provider, for temporary or emergency purposes when it has insufficient cash to meet redemption requests. Other than as a result of investing in Underlying Funds, futures contracts or entering into the Warranty Agreement, the Fund may not invest in instruments that have the effect of producing leverage.


                                   APPENDIX B

         Summary of Warranty Agreement for DWS LifeCompass Protect Fund

The following is a summary of certain material terms of the Warranty Agreement. This summary is qualified in its entirety by the complete Warranty Agreement, which is filed as an exhibit to the registration statement of the Trust. Any terms not defined herein have the meaning set forth in the Warranty Agreement.

Trigger Defeasance Events

The Warranty Agreement provides that upon the occurrence of certain Trigger Defeasance Events, the Warranty Provider may cause the Fund to invest in a defeasance portfolio, which is comprised predominantly of US government securities with maturities within a range around the Maturity Date, or to take steps to limit the equity exposure of the Fund. The term Trigger Defeasance Event includes the following events:

      1. The Aggregate Protected Amount exceeds the Financial Warranty Amount Limit of $1 billion;

      2. Any failure to (a) comply with limitations regarding eligible investments, investment limitations, allocation or re-allocation requirements, (b) provide the Warranty Provider with continuous access to portfolio holdings via the Fund's custodian, or (c) comply with trading restrictions, which generally preclude the Advisor from trading after normal market hours or on days that are not Exchange Business Days;

      3. Any failure by the Advisor to provide a daily report regarding portfolio information and outstanding share information unless such failure is due solely to a force majeure event and subject to applicable cure periods;

      4. The Fund fails to pay the warranty fee when due and such failure remains unremedied for a period of ten (10) Business Days;

      5. (a) The Advisor resigns; (b) the Fund elects to terminate the Investment Management Agreement with the Advisor, (c) the Fund appoints a successor investment advisor (including a subadvisor) without the prior consent of the Warranty Provider; (d) the Investment Management Agreement terminates in accordance with its terms; or (e) the Advisor becomes prohibited from serving as investment advisor to the Fund by Section 9 of the 1940 Act; and in each of the cases of (a) through (e) above, any successor investment advisor (including the Advisor) that agrees to be bound by the terms of the Warranty Agreement is appointed by the Board of the Trust or the Shareholders, in each case without the prior written consent of the Warranty Provider in its reasonable discretion;

      6. The Advisor resigns, the Fund elects to terminate the Investment Management Agreement with the Advisor or the Investment Management Agreement terminates in accordance with its terms and either (a) the Advisor is no longer obligated to manage the Fund and a successor investment advisor acceptable to the Warranty Provider has not entered into a management agreement with the Fund, or (b) the termination of the Investment Management Agreement is not yet effective and the Board of Trustees has indicated its intention to appoint a successor advisor notwithstanding that the Warranty Provider has advised the Board that such successor would not be acceptable to the Warranty Provider;

      7. The Advisor does not otherwise manage in all material respects the assets of the Fund in accordance with the investment objective, policies and strategies set forth in the registration statement of the Trust and/or the Investment Management Agreement;

      8. Any representation or warranty made by the Advisor or Trust in any transaction document or certification relating to, or provided in connection with, the issuance of the Financial Warranty shall have been incorrect or misleading when made or when deemed made, except where such incorrect or misleading representation or warranty could not reasonably be expected to have an Adverse Effect;

      9. The Advisor, the Trust, or the Fund's custodian shall fail to perform any obligation, or breach any covenant under the Warranty Agreement or any transaction document not otherwise provided for above, which failure could reasonably be expected to have an Adverse Effect and such violation is not cured in accordance with the provisions of the Warranty Agreement;

      10. The occurrence of (a) a regulatory event or litigation event with respect to the Fund or Advisor that can reasonably be expected to have an Adverse Effect, (b) an act of insolvency of the Fund or Advisor, (c) the Trust ceases to be a duly registered as an open-end management investment company under the 1940 Act, an investment company for purposes of the Commodity Exchange Act, or a regulated investment company under the Internal Revenue Code, or (d) the adoption by the Fund of a new share class without the express written consent of the Warranty Provider;

      11. Any change in circumstances in an underlying fund in which the Fund is authorized to invest that could have an Adverse Effect, and the Fund fails to liquidate its investment within two (2) Business Days;

      12. If the Advisor fails at any time to maintain a certain minimum amount of assets under management unless the Advisor obtains an unconditional guarantee of its obligations under the Warranty Agreement acceptable to the Warranty Provider;

      13. Any failure of a money market fund in which the Fund is invested to be managed pursuant to the requirements of Rule 2a-7 or Rule 12d1-(b), unless such failure is remedied within two (2) Business Days.

Termination Events

The Warranty Agreement and the Financial Warranty may be terminated by the Fund or the Advisor by written notice to the Warranty Provider at any time upon the occurrence of (a) an act of insolvency with respect to the Warranty Provider;
(b) in the event that the Warranty Provider ceases to be "well capitalized" (based on its most recent Call Report filed with its primary Federal banking regulator) within the meaning of the capital maintenance regulations of the Federal Deposit Insurance Corporation (FDIC); or (c) a failure by the Warranty Provider to maintain a certain minimum long term financial strength and claims paying ability rating, provided that the Warranty Provider shall be required to be rated by no more than one of three ratings agencies and provided that, in certain circumstances, the Warranty Provide may substitute an unconditional guarantee that is acceptable to the Fund and the Advisor.

The Warranty Provider may terminate the Warranty Agreement and the Financial Warranty upon the occurrence of the following events:

      o The Advisor resigns; (b) the Fund elects to terminate the Investment Management Agreement with the Advisor, (c) the Fund appoints a successor investment advisor (including a subadvisor) without the prior consent of the Warranty Provider; (d) the Investment Management Agreement terminates in accordance with its terms; or (e) the Advisor becomes prohibited from serving as investment advisor to the Fund by Section 9 of the 1940 Act; and in each of the cases any successor advisor (including the Advisor) that agrees to be bound by the terms of the Warranty Agreement is appointed by the Board of the Trust or the Shareholders, in each case without the prior written consent of the Warranty Provider in its sole discretion and the successor advisor fails to agree to the terms of the Warranty Agreement and other transaction documents, fails to meet the credit approval of the Warranty Provider, is subject to litigation or regulatory action that may affect its ability to perform its obligations or its is not reasonably believed by the Warranty Provider to be capable of managing the Fund;

      o The Fund terminates the Custodian Agreement and fails to engage a successor custodian or engages a successor custodian that does not agree to be bound by the transaction documents and to provide the Warranty Provider with substantially equivalent access to portfolio information as the custodian, or the Fund amends the Custodian Agreement so that the custodian is no longer bound by such provisions, or the successor custodian is not a nationally recognized custodian of assets of US registered investment companies;

      o The Fund's assets are not, for any reason, within a reasonable time (but not to exceed one Business Day) invested in a defeasance portfolio upon the Warranty Provider's election to invoke that remedy;

      o If upon an allegation of negligence, recklessness, bad faith or willful misconduct of the Advisor that contributes to a shortfall in the Aggregate Protected Amount, the Advisor does not pay, in full, certain amounts into escrow pending resolution of such allegations by the Warranty Provider;

      o A determination of negligence, recklessness, bad faith or willful misconduct on the part of the Advisor or Fund under any transaction document by any court of competent jurisdiction or board of arbitration;

      o The Advisor or the Trust does not deliver to the Warranty Provider certain information in connection with assessing a potential shortfall amount or after a trigger event within two (2) Business Days of a request for such information;

      o The Advisor fails to manage the assets of the Fund in accordance with the investment objective, policies and strategies set forth in the registration statement if such failure would have an Adverse Effect on the Warranty Provider;

      o The Advisor fails to deliver certain information and instructions to the Custodian upon receipt of notice that the Warranty Provider has exercised its right to deliver irrevocable instructions to defease the portfolio;

      o The Fund is no longer registered, or permitted to be registered, as an investment company; or

      o The Fund becomes subject to registration as a commodity pool under the Commodity Exchange Act; provided that there is no ability to terminate if the Fund can take action to avoid registration under the Commodity Exchange Act or the Advisor voluntarily defeases the portfolio.

Investment Limitations

So long as the Warranty Agreement and the Financial Warranty are in effect, the Fund's portfolio must be managed by the Advisor in accordance with specific investment limitations as provided in the Warranty Agreement. The investment limitations summarized below are qualified in their entirety by reference to the investment limitations set forth in the Warranty Agreement.

Eligible Investments. At all times, the Fund's assets may only be invested in Eligible Equity Investments and Eligible Fixed-Income Investments. Eligible Equity Investments include: (i) futures contacts on any of the following indices: S&P 500 Index, Russell 1000 Index, Russell 2000 Index, S&P Mid-Cap 400 Index and MSCI EAFE Index or such other indices as may be agreed to by the Warranty Provider and the Advisor ("Designated Indices"), (ii) exchange-traded funds based on the Designated Indices that are organized as open-end investment companies and trade on the New York Stock Exchange, the NYSE Arca Exchange or the American Stock Exchange ("ETFs"), (iii) shares of DWS Short Duration Plus Fund, or any other DWS Fund as may be agreed to by the Warranty Provider and the Advisor ("Underlying Funds") and (iv) cash and cash equivalents, including shares of the QP Trust or any other money market fund (whether or not registered under the 1940 Act) managed in accordance with Rule 2a-7 under the 1940 Act ("Eligible Money Market Funds"). Eligible Fixed-Income Investments include: (i) non-callable general obligations of the United States Treasury backed by the full faith and credit of the United States of America that pay no interest or dividend and have a single lump-sum maturity payment, including regular Separate Trading of Registered Interest and Principal Securities ("STRIPS") or Principal STRIPS, each with a maturity date within a range of the Fund's Maturity Date (collectively, "US Zeroes"), (ii) shares of Underlying Funds and (iii) cash and cash equivalents, including shares of Eligible Money Market Funds.

Active Component Restrictions. As of the close of business on each day the Fund is open, the Fund's total equity exposure (as a percentage of the Fund's total assets) is limited to an amount determined by a formula that takes into account, among other things, the difference between current net asset value of the Fund and the present value of the current Protected High NAV. Although the permissible amount of total equity exposure will vary over time, in no event may it exceed 130% of the Fund's total assets. With respect to the Fund's investments in futures contracts and ETFs, on the last business day of each month: (i) no more than 25% of the Fund's total equity exposure may be represented by futures contracts and ETFs that track the performance of each of the Russell 2000 Index, S&P 400 Mid-Cap Index and the MSCI EAFE Index, with the 25% limit applying to each such index individually; and (ii) no more than 50% of the Fund's total equity exposure may be represented by futures contracts and ETFs that track the performance of the Russell 1000 Index, Russell 2000 Index, S&P 400 Mid-Cap Index and MSCI EAFE Index, with the 50% limit applying to such indices in the aggregate. To the extent the Fund invests in futures contracts, the Fund must earmark or segregate unencumbered cash and cash equivalents sufficient to cover margin requirements, based on the marked-to-market value of such futures contracts, and for asset coverage requirements as specified in the Warranty Agreement or such greater amount as required by law. No futures contract or ETF may be purchased by the Fund if at the time of purchase the Fund's net long holdings of such investment would be equal or greater than 30% of the average trading day volume of such investment.

Reserve Component Restrictions. As of the close of business on each day the Fund is open, cash and cash equivalents held by the Fund and allocated to the Reserve Component (that is not a defeasance portfolio) may not exceed three percent (3%) of total assets provided that if the Reserve Component is equal to 70% or more of the Fund's total assets, cash and cash equivalents may not exceed two percent (2%) of the Fund's total assets.

Other Restrictions. Investments in the Underlying Funds are generally limited to a percentage of each of the Active Component and/or the Reserve Component. Additionally, based upon the percentage of the Fund's total assets allocated to the Reserve Component or year remaining until the Maturity Date, any investment in Underlying Funds will be allocated entirely to the Active Component. The Fund may not borrow for investment purposes, although the Fund may borrow, after consultation with the Warranty Provider, for temporary or emergency purposes when it has insufficient cash to meet redemption requests. Other than as a result of investing in Underlying Funds, futures contracts or entering into the Warranty Agreement, the Fund may not invest in instruments that have the effect of producing leverage.

                                 DWS TARGET FUND

                           DWS LifeCompass Income Fund


                          DWS LifeCompass Protect Fund


                                     Class S


                       STATEMENT OF ADDITIONAL INFORMATION


                                September 1, 2008



This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectuses (each, a "Prospectus" and collectively, the "Prospectuses"), dated September 1, 2008 for Class S shares of DWS LifeCompass Income Fund and DWS LifeCompass Protect Fund (each individually a "Fund," and collectively, the "Funds"), each a series of DWS Target Fund (the "Trust"), as amended from time to time, copies of which may be obtained without charge by contacting DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1148, or from the firm from which this Statement of Additional Information was obtained and is available along with other materials on the Securities and Exchange Commission's ("SEC") Internet Web site (http://www.sec.gov).

This Statement of Additional Information is incorporated by reference into the Prospectus for Class S shares of a Fund.









                                TABLE OF CONTENTS

                                                                                             Page

INVESTMENT RESTRICTIONS.........................................................................1

INVESTMENT POLICIES AND TECHNIQUES..............................................................3
   Portfolio Holdings .........................................................................31

MANAGEMENT OF THE FUNDS........................................................................33
   Investment Advisor..........................................................................33
   Administrator...............................................................................46

FUND SERVICE PROVIDERS.........................................................................47
   Distributor and Underwriter.................................................................47
   Independent Registered Public Accounting Firm...............................................48
   DWS LifeCompass Income Fund and DWS LifeCompass Protect Fund Warranty Provider..............48
   Legal Counsel...............................................................................49
   Custodian...................................................................................49
   Transfer Agent and Shareholder Service Agent................................................49

PORTFOLIO TRANSACTIONS.........................................................................50

PURCHASE AND REDEMPTION OF SHARES..............................................................55

DIVIDENDS......................................................................................71

FEDERAL INCOME TAXES...........................................................................73

NET ASSET VALUE................................................................................83

TRUSTEES AND OFFICERS..........................................................................84

TRUST ORGANIZATION............................................................................102

PROXY VOTING GUIDELINES.......................................................................105

FINANCIAL STATEMENTS..........................................................................106

ADDITIONAL INFORMATION........................................................................106

APPENDIX A....................................................................................108

APPENDIX B....................................................................................112





                             INVESTMENT RESTRICTIONS


Except as otherwise indicated, each Fund's respective investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund's respective objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a particular Fund.

Each Fund has elected to be treated as a diversified investment company, as that term is used in the Investment Company Act of 1940, as amended, (the "1940 Act"), and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

As a matter of fundamental policy, a Fund may not:


1. borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2. issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3. concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;


4. engage in the business of underwriting securities issued by others, except to the extent that either Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5. purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of such Fund's ownership of securities;


6. purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time; and

7. make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.


A fundamental policy of a particular Fund may not be changed without the approval of a majority of the outstanding voting securities of such Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or
(2) more than 50% of the outstanding voting securities of a Fund.

The Board of Trustees of the Trust (the "Board") has voluntarily adopted certain policies and restrictions, which are observed in the conduct of each Fund's affairs. These represent intentions of the Board based upon current circumstances. Non-fundamental policies may be changed by the Board without requiring approval of or, with certain exceptions, prior notice to, shareholders.

As a matter of nonfundamental policy, neither Fund currently intends to:




(a) enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;


(b) purchase securities on margin, except (i) for margin deposits in connection with short sales, futures contracts, options or other permitted investments; and (ii) that either Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(c) purchase options, unless the aggregate premiums paid on all such options held by such Fund at any time do not exceed 20% of that Fund's total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of such Fund's total assets;


(d) lend portfolio securities in an amount greater than 33?% of its total assets; and

(e) acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) of the 1940 Act.


Neither Fund will purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of such Fund's net assets, valued at the time of the transaction, would be invested in such securities.




If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.


Master/feeder Fund Structure. The Board has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.


A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                       INVESTMENT POLICIES AND TECHNIQUES

General


The Funds are each a series of an open-end management investment company, which continuously offers and redeems shares at net asset value (less applicable sales charge or fees). Each Fund is a company of the type commonly known as a mutual fund. Each Fund offers four classes of shares: Class A, Class C, Class S and Institutional Class. Class A, Class C and Institutional Class shares of each Fund are offered through a separate Prospectus and Statement of Additional Information.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which each Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") in its discretion might, but is not required to, use in managing each Fund's portfolio assets. The Advisor may in its discretion at any time employ such a practice, technique or instrument for one or more funds, but not for all funds advised by it. Each Fund may be restricted by its particular Financial Warranty Agreement (each, a "Warranty Agreement") by and among each such Fund, the Advisor and Merrill Lynch Bank USA ("MLBUSA" or the "Warranty Provider") from making certain investments and pursuing certain investment strategies and may be limited in the amount of equity exposure it may incur. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible under such Fund's Warranty Agreement or otherwise, economically feasible or effective for their intended purposes in all markets or because of limitations contained in such Fund's Warranty Agreement. Certain practices, techniques or instruments may not be principal activities of each Fund, but, to the extent employed, could from time to time have a material impact on each Fund's performance.

Each Fund is operated by persons who have claimed an exclusion with respect to such Fund from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodity Exchange Act.





Futures Contracts on Securities Indices. Each Fund will invest in stock index futures that are listed and traded on recognized US-based exchanges, including, but not limited to, the Chicago Mercantile Exchange, the New York Board of Trade, the Chicago Board of Trade and the Chicago Board Options Exchange. These futures contracts are standardized contracts for the future delivery of a cash settlement with reference to a specified multiplier times the change in the index. Each Fund currently intends to invest in futures on the following stock indices: S&P 500 Index, Russell 1000 Index, Russell 2000 Index, S&P MidCap 400 Index and MSCI EAFE Index.

Each Fund will use stock index futures to obtain equity market exposure. By buying and rolling these contracts, each Fund participates in equity market returns (gains or losses) that are roughly comparable to allocating a portion of portfolio assets directly to shares of stock comprising the underlying stock index. By holding futures contracts, rather than shares of stock, each Fund can rebalance its exposure to the equity markets daily with lower transaction costs than if invested directly in stocks. These contracts generally provide a high degree of liquidity and a low level of counterparty performance and settlement risk. While the use of stock index futures by each Fund can amplify gains, it can also amplify losses. These losses can be substantially more money than the initial margin posted by a Fund pursuant to the contracts.

Upon entering into a futures transaction, each Fund must allocate cash or liquid securities as a deposit payment ("initial margin") with the futures commission merchant (the "futures broker"). As the futures contract is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the futures contract, if a Fund elects to close out its position by taking an offsetting position, a final determination of variation margin is made, additional cash is required to be paid by or released to such Fund, and any loss or gain is realized for federal income tax purposes. All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.




The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the broader securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the Advisor may not result in a successful transaction.

Position limits also apply to futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. See "Derivatives - Futures Contracts and Related Options" for more information on futures contracts.


Asset Coverage for Futures Contracts on Securities Indices. Each Fund will cover its respective open positions on futures contracts on securities indices, which are contractually required to "cash-settle," by setting aside liquid assets, primarily US government securities, shares of the DWS Cash Management QP Trust or other similarly liquid assets, in an amount equal to such Fund's daily marked-to-market (net) obligation (i.e., a Fund's daily net liability, if any), rather than the notional value. Each Fund bases its respective asset segregation policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with changes in the guidance articulated from time to time by the SEC or its staff.

Fund Structure. Either Fund may invest in securities of other DWS Funds, non-affiliated exchange-traded funds, other securities and derivatives in reliance on an exemptive order obtained from the SEC. With respect to other DWS Funds, each Fund currently intends to invest in DWS Short Duration Plus Fund and DWS Cash Management QP Trust, both of which are discussed in more detail below. It should be noted that investment companies, including ETFs, incur certain expenses, such as management, custodian, and transfer agency fees, and therefore any investment by a Fund in shares of other investment companies would be subject to such expenses. Generally, a Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees. However, no advisory fee is charged on assets invested in affiliated money market funds and the Advisor has agreed to reimburse each Fund for its proportionate share of the management fees incurred in connection with its investment in DWS Short Duration Plus Fund.

Cash Management QP Trust. DWS Cash Management QP Trust ("QP Trust") is an unregistered money market fund managed by the Advisor. QP Trust's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. QP Trust maintains a dollar-weighted average portfolio of 90 days or less and only purchases investments having remaining maturities of 13 months or less. Its investments must be rated in one of the two highest categories by a nationally recognized statistical rating organization ("NRSRO") (or, if unrated, determined by the Advisor to be of similar quality). The Advisor does not charge a fee for managing the QP Trust, although as noted above, a Fund individually bears a proportionate share of the expenses of QP Trust.

Exchange-Traded Funds (ETFs). Each Fund may invest in ETFs as a means of achieving equity market exposure. ETFs are investment companies, unit investment trusts, depositary receipts, and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or stocks (the "underlying securities"). The shares of ETFs may at times trade at a premium or discount to their net asset value. The underlying securities are typically selected to correspond to the stocks or other securities that comprise a particular broad based, sector or index, or that are otherwise representative of a particular industry sector. Either Fund may invest in ETFs based on the following indices: the S&P 500 Index, the Russell 1000 Index, the Russell 2000 Index, the S&P MidCap 400 Index, and the MSCI EAFE Index. An investment in an ETF involves risks similar to investing directly in each of the underlying securities, including the risk that the value of the underlying securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.


Index-based ETFs may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index or for other reasons.


The performance of an ETF will be reduced by transaction and other expenses, including management fees, operating expenses, licensing fees, trustee fees, marketing fees and other fees paid by the ETF to service providers. Accordingly, each Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such ETFs. Investors in ETFs are eligible to receive their portion of dividends, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF. Each Fund will also incur brokerage costs when purchasing or selling shares of ETFs.

With respect to ETFs structured as investment companies, other investment companies generally are limited by the 1940 Act as to the amount in which they may invest in such ETFs. However, either Fund may invest in securities of certain types of investment companies without limit pursuant to an exemptive order obtained from the SEC. The order allows either Fund to invest in securities of registered open-end investment companies managed by the Advisor and securities of ETFs that are not part of the DWS fund complex. If either Fund's investments in ETFs exceed the limits of the 1940 Act, such investments are subject to the conditions of the exemptive order obtained by such Fund.





Borrowing. Each Fund may borrow money for temporary, emergency or other purposes, including investment leverage purposes, as determined by such Fund's Board. The 1940 Act requires borrowings to have 300% asset coverage. Each Warranty Agreement also restricts that particular Fund's ability to borrow.





DWS Short Duration Plus Fund. Each Fund intends to invest a portion of assets allocated to the Reserve Component (the Reserve Component provides a Fund with exposure to the US fixed income markets) in shares of DWS Short Duration Plus Fund. DWS Short Duration Plus Fund's investment objective is to provide high income while also seeking to maintain a high degree of stability of shareholders' capital. The DWS Short Duration Plus Fund invests in securities of varying maturities and normally seeks to maintain an average portfolio duration of no longer than three years. DWS Short Duration Plus Fund invests, under normal market conditions, at least 65% of its total assets in fixed income securities rated, at the time of purchase, within the top four long-term rating categories by a NRSRO (or, if unrated, determined by DIMA to be of similar quality).


DWS Short Duration Plus Fund may invest up to 10% of its assets in US dollar-denominated, domestic and foreign below investment-grade fixed income securities (junk bonds) rated in the fifth and sixth long-term rating categories by a NRSRO (or, if unrated, determined by DIMA to be of similar quality), including those whose issuers are located in countries with new or emerging securities markets.

In an attempt to enhance return, DWS Short Duration Plus Fund also employs a global asset allocation strategy, which invests in instruments across domestic and international fixed income and currency markets. When employing this strategy, which the Advisor calls iGAP, DWS Short Duration Plus Fund may use various derivatives to attempt to enhance returns. For a discussion of the characteristics and risks of derivatives and other instruments used in connection with the iGAP strategy, see "Investment Techniques- Derivatives."


Unless a fund is specifically identified, each Fund may make the following investments directly or indirectly through DWS Short Duration Plus Fund and, as a result, the following disclosure uses the term "fund" to include DWS LifeCompass Income Fund, DWS LifeCompass Protect Fund and/or DWS Short Duration Plus Fund, as appropriate.


Short-Term Instruments. When a fund experiences large cash inflows -- for example, through the sale of securities -- and attractive investments are unavailable in sufficient quantities, a fund may hold short-term instruments (or shares of money market mutual funds) for a limited time pending availability of such investments. In addition, with respect to DWS Short Duration Plus Fund, when in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of DWS Short Duration Plus Fund's assets may be invested in such short-term instruments.

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments and their agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, deemed to be of comparable quality in the opinion of the Advisor; (3) commercial paper;
(4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. At the time a fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") or Aa or higher by Moody's Investors Service, Inc. ("Moody's"); outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.

US Government Securities. A fund may invest in obligations issued or guaranteed by the US government including: (1) direct obligations of the US Treasury and
(2) obligations issued by US government agencies and instrumentalities. Included among direct obligations of the US are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae")); instruments that are supported by the right of the issuer to borrow from the US Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the agency or instrumentality (such as Federal National Mortgage Association ("FNMA" or "Fannie Mae") and Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac").

A fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the US government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the US Government. STRIPS may be sold as zero coupon securities. See "Zero Coupon Securities and Deferred Interest Bonds."

Certificates of Deposit and Bankers' Acceptances. A fund may invest in certificates of deposit and bankers' acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. A fund may invest in commercial paper. It may invest in fixed rate or variable rate commercial paper, issued by US or foreign entities. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by US or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the fund must be US dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.


Commercial paper, when purchased by a fund, must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Advisor, acting under the supervision of such Fund's Board, to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described below relating to obligations of foreign banks or foreign branches and subsidiaries of US and foreign banks.


A fund may also invest in variable rate master demand notes. A variable rate master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.


Eurodollar Instruments. Each fund may make investments in Eurodollar instruments for hedging purposes or to enhance potential gain. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.


US Dollar-Denominated Foreign Fixed Income Securities. DWS Short Duration Plus Fund may invest in the dollar-denominated debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In addition, the relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

US Dollar-Denominated Sovereign and Supranational Fixed Income Securities. DWS Short Duration Plus Fund may invest in US dollar-denominated foreign government debt securities, which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, "sovereign debt obligations"). Sovereign debt obligations may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and interest when due and may require renegotiations or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include (but are not limited to) the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the Inter-American Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Fixed Income Security Risk. Fixed income securities generally expose a fund to four types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the fund); and (4) prepayment risk or call risk (the likelihood that, during a period of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring the fund to invest the proceeds at generally lower interest rates).

Foreign Securities Risk. DWS Short Duration Plus Fund may invest a portion of its assets in US dollar-denominated and non-US dollar-denominated debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In general, less information may be available about foreign companies than about US companies, and foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are US companies. Foreign securities markets may be less liquid and subject to less regulation than the US securities markets. The costs of investing outside the United States frequently are higher than those in the United States. These costs include relatively higher brokerage commissions and foreign custody expenses.

Put Bonds. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, a fund in effect holds a demand obligation that bears interest at the prevailing short-term rate.

In selecting put bonds, the Advisor takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments or the bond's rating is downgraded.

Bank Loans. DWS Short Duration Plus Fund may also invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes has a market value at the time of acquisition that equals or exceeds the principal amount of the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody's and S&P may rate bank loans higher than high yield bonds of the same issuer to reflect their more senior position. The DWS Short Duration Plus Fund may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an "assignment" or "participation." When it buys an assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by the fund. In certain cases, the DWS Short Duration Plus Fund may buy bank loans on a participation basis; if for example, the fund did not want to become party to the bank agreement. However, in all cases, it will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If the DWS Short Duration Plus Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between the DWS Short Duration Plus Fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, interpretations of the SEC require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict the DWS Short Duration Plus Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Variable and Floating Rate Instruments. DWS Short Duration Plus Fund may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rate on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Generally, changes in interest rates will have a smaller effect on the market value of these instruments than on the market value of fixed income securities and, thus, may allow for less opportunity for capital appreciation or depreciation.

Debt instruments purchased by the DWS Short Duration Plus Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to the fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the fund's investment quality standards relating to investments in bank obligations. The Advisor will also continuously monitor the creditworthiness of issuers of such instruments to determine whether the DWS Short Duration Plus Fund should continue to hold the investments.

Other variable and floating rate instruments include but are not limited to corporates, ABS, CMBS, MBS, CMOs, government and agency securities.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the DWS Short Duration Plus Fund could suffer a loss if the issuer defaults or during periods in which the fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by the DWS Short Duration Plus Fund will be subject to the fund's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the fund may not demand payment of the principal amount of such instruments within seven days.

Warrants. DWS Short Duration Plus Fund may invest in warrants. Warrants generally entitle the holder to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a period of years or in perpetuity. Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, the market value of a warrant may not necessarily change with that of the underlying security. A warrant ceases to have value if it is not exercised prior to any expiration date to which the warrant is subject. The purchase of warrants involves a risk that the DWS Short Duration Plus Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price, such as when there is no movement in the level of the underlying security.

Mortgage-Backed Securities. DWS Short Duration Plus Fund may invest in mortgage-backed securities. A mortgage-backed security consists of a pool of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner-occupied and non-owner-occupied one-unit to four-unit residential properties, multifamily (i.e., five or more units) properties, agricultural properties, commercial properties and mixed use properties.

The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if the DWS Short Duration Plus Fund purchases mortgage-backed securities at a premium, a faster-than-expected prepayment rate will decrease both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if the fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, while slower-than-expected prepayments will decrease, yield to maturity and market values. To the extent that the fund invests in mortgage-backed securities, the Advisor may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

Asset-Backed Securities. DWS Short Duration Plus Fund may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, pools of corporate, consumer and/or commercial loans held in a trust. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security can vary with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may fluctuate because of changes in the market's perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of business, government, corporate and consumer loans, leases, etc., and the certificate holder generally has no recourse against the entity that originated the loans.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed securities include assets such as (but not limited to) motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The market for privately issued asset-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. The asset-backed securities in which the DWS Short Duration Plus Fund may invest are limited to those which usually are readily marketable, dollar-denominated and rated BBB category or higher by S&P or Baa category or higher by Moody's.

The yield characteristics of the mortgage- and asset-backed securities in which the DWS Short Duration Plus Fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on the mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the fund purchases these securities at a discount, faster-than-expected prepayments will increase, while slower-than-expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by the fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

Mortgage-Backed Securities and Asset-Backed Securities -- Types of Credit Support. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. The DWS Short Duration Plus Fund may pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Government Guaranteed Mortgage-Backed Securities. DWS Short Duration Plus Fund's investments in mortgage-backed securities may include securities issued or guaranteed by the US government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as Ginnie Mae, Fannie Mae and Freddie Mac. There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), collateralized mortgage obligations and stripped mortgage-backed securities. The fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

Ginnie Mae Certificates. Ginnie Mae is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the US government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the US Treasury with no limitations as to amount.

The Ginnie Mae Certificates in which a fund invests will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buy down" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans;
(4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and
(6) fixed-rate and adjustable mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a federally chartered and privately owned corporation of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Multiple Class Mortgage-Backed Securities. DWS Short Duration Plus Fund may invest in multiple class mortgage-backed securities including collateralized mortgage obligations ("CMOs") and REMIC Certificates. These securities may be issued by US government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively. Although investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests, the DWS Short Duration Plus Fund does not intend to purchase such residual interests in REMICs.

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. These certificates are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). These certificates are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government. PCs represent undivided interests in specified level payment residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the underlying mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several tranches in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

Stripped Mortgage-Backed Securities. DWS Short Duration Plus Fund may purchase stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is highly volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from the Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Adjustable Rate Mortgages-Interest Rate Indices. Adjustable rate mortgages in which DWS Short Duration Plus Fund invests may be adjusted on the basis of one of several indices. The One Year Treasury Index is the figure derived from the average weekly quoted yield on US Treasury Securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the "FHLB Eleventh District") that are member institutions of the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco"), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of members of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, the Cost of Funds Index may not reflect at any given time the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates, which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in US dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.


Zero Coupon Securities and Deferred Interest Bonds. A fund may invest in zero coupon securities that are "stripped" US Treasury notes and bonds and in deferred interest bonds. Zero coupon securities are the separate income or principal components of a debt instrument. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and federal income tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.


While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.


The Funds will accrue income on such investments for tax and accounting purposes, as required, which will generally be prior to the receipt of the corresponding cash payments. Because each Fund is required to distribute to shareholders substantially all of its net investment income, including such accrued income, to avoid federal income and excise taxes, a Fund may be required to liquidate other portfolio securities to satisfy the fund's distribution obligations. See "Federal Income Taxes."


Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should a fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the fund's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including but not limited to repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by the Financial Industry Regulatory Authority (FINRA).

An investment in Rule 144A Securities will be considered illiquid and therefore subject to a fund's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in a fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the fund. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.

TBA Purchase Commitments. DWS Short Duration Plus Fund may enter into "To Be Announced" ("TBA") purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 75-90 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the DWS Short Duration Plus Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. To facilitate such acquisitions, the fund identifies on its book cash or liquid assets in an amount at least equal to such commitments. It may be expected that the fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the fund chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.


Impact of Sub-Prime Mortgage Market. DWS Short Duration Plus Fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which, have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, a Fund's investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and a Fund may have more difficulty disposing of them.


When-Issued and Delayed Delivery Securities. DWS Short Duration Plus Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the fund until settlement takes place.

At the time the fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the DWS Short Duration Plus Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When DWS Short Duration Plus Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the fund's incurring a loss or missing an opportunity to obtain a price considered advantageous.

Lower-Rated Debt Securities ("Junk Bonds"). DWS Short Duration Plus Fund may invest in debt securities rated in the fifth and sixth long-term rating categories by S&P, Moody's and Fitch Inc. ("Fitch"), or comparably rated by another NRSRO, or if not rated by a NRSRO, of comparable quality as determined by the Advisor in its sole discretion.

These securities, often referred to as "junk bonds" or "high yield debt securities," are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality bonds tend to be affected by economic changes and short-term corporate and industry developments, as well as public perception of those changes and developments, to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates.

In addition, the market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees of the fund, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may also affect the availability of outside pricing services to value lower-rated debt securities and the DWS Short Duration Plus Fund's ability to dispose of these securities. In addition, such securities generally present a higher degree of credit risk. Issuers of lower-rated debt securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because below investment grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Since the risk of default is higher for lower-rated debt securities, the Advisor's research and credit analysis are an especially important part of managing securities of this type held by the fund. In considering investments for the DWS Short Duration Plus Fund, the Advisor will attempt to identify those issuers of high yield debt securities whose financial conditions are adequate to meet future obligations, have improved or are expected to improve in the future. The Advisor's analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession.

DWS Short Duration Plus Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the interest of the fund.

DWS Short Duration Plus Fund may invest in an affiliated mutual fund to gain exposure to lower rated debt securities. The affiliated fund is permitted to invest in securities of lower credit ratings than the fund could invest in if it makes direct purchases of high yield debt securities.


Inverse Floaters. DWS Short Duration Plus Fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. A Fund could lose money and its net asset value ("NAV") could decline if movements in interest rates are incorrectly anticipated. Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.


Indexed Securities. The indexed securities in which a fund may invest include debt securities whose value at maturity is determined by reference to the relative prices of various currencies or to the price of a stock index. The value of such securities depends on the price of foreign currencies, securities indices or other financial values or statistics. These securities may be positively or negatively indexed; that is, their value may increase or decrease if the underlying instrument appreciates.

Securities Representing Securities of Foreign Issuers. A fund's investments in the securities of foreign issuers may be made directly or in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs," also referred to as International Depositary Receipts or "IDRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent, and while designed for use as alternatives to the purchase of the underlying securities in their national markets and currencies, are subject to the same risks as the foreign securities to which they relate.

ADRs are receipts, typically issued by a US bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe, and GDRs or IDRs are issued outside the United States. EDRs (CDRs) and GDRs (IDRs) are typically issued by non-US banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in US securities markets, and EDRs (CDRs) and GDRs (IDRs) in bearer form are designed for use in European and non-US securities markets, respectively. For purposes of the fund's investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.


Investments in foreign securities incur higher costs than investments in US securities, including higher costs in making securities transactions as well as foreign taxes which may reduce the investment return of the fund. In addition, foreign investments may include risks associated with currency exchange rates, less complete information about additional companies, less market liquidity and political instability.

Repurchase Agreements. A fund may engage in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers, including governmental securities dealers approved by the Board. Under the terms of a typical repurchase agreement, a fund would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. The fund bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. The fund may be delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the fund could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which a fund enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.


Reverse Repurchase Agreements. DWS Short Duration Plus Fund may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by, among other things, agreeing to sell portfolio securities to financial institutions such as member banks of the Federal Reserve System and certain non-bank dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time the fund enters into a reverse repurchase agreement it will segregate cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the fund may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by the fund.

Mortgage Dollar Rolls. DWS Short Duration Plus Fund may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same dealer, type, coupon and maturity), but not identical, securities on a specified future date. During the roll period, the fund forgoes principal and interest paid on the securities. The fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income and by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The fund may enter into both covered and uncovered rolls. At the time the fund enters into a dollar roll transaction, it will segregate, with an approved custodian, cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.


Investment of Uninvested Cash Balances. A Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, assets to cover a fund's open futures and other derivatives positions, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. A Fund may use Uninvested Cash to purchase shares of affiliated money market funds or shares of QP Trust, or other entities for which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of "investment company" pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds"), provided that any Central Funds will operate in accordance with Rule 2a-7 under the 1940 Act. Investments in such cash management vehicles may exceed the limits of Rule 12(d)(1)(A).





Derivatives

As noted above, the Funds will invest in futures contracts and ETFs based on stock indices as a primary investment technique. Due to each Fund's investment strategy and/or limitations imposed by such Fund's Warranty Agreement, the likelihood or ability of a Fund to invest in derivative instruments other than futures contracts is limited. However, each Fund may have exposure to the following derivatives transactions indirectly through DWS Short Duration Plus Fund.

General. If either Fund's Warranty Agreement is terminated, a Fund may elect to engage in derivatives transactions other than futures contracts in the future. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. For example, a fund may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes. The funds will use derivatives for non-hedging purpose, such as to enhance return. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses. A fund will limit the leverage created by its use of derivatives for investment purposes by "covering" such positions as required by the SEC. The Advisor may use derivatives in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class. The use of derivatives for non-hedging purposes may be considered speculative. The Funds intend to use futures on securities indices and options on such futures primarily for investment purposes and not for hedging purposes.


A fund's investments in options, futures, forward contracts and similar strategies depend on the Advisor's judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower the fund's return. A fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to a fund in the event of default by the other party to the contract.


DWS Short Duration Plus Fund is operated by persons who have claimed an exclusion with respect to the fund from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodity Exchange Act.


Options on Securities. DWS Short Duration Plus Fund may purchase and write
(sell) put and call options on securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

DWS Short Duration Plus Fund may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the fund.

A call option written by DWS Short Duration Plus Fund is "covered" if the fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the fund holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the fund in cash or liquid securities.

When DWS Short Duration Plus Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which DWS Short Duration Plus Fund has no control, the fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the fund may continue to hold a security which might otherwise have been sold to protect against depreciation in the market price of the security.

A put option written by DWS Short Duration Plus Fund is "covered" when, among other things, cash or liquid securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When the fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the fund at the specified exercise price at any time during the option period. If the option expires unexercised, the fund will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the fund has no control, the fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. DWS Short Duration Plus Fund will only write put options involving securities for which a determination is made at the time the option is written that the fund wishes to acquire the securities at the exercise price.

DWS Short Duration Plus Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The fund will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the fund may enter into a "closing sale transaction," which involves liquidating the fund's position by selling the option previously purchased. When the fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.


When DWS Short Duration Plus Fund writes an option, an amount equal to the net premium received by the fund is included in the liability section of the fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the fund enters into a closing purchase transaction, the fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the fund will realize a gain or loss from the sale of the underlying security, and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on the fund's books.


DWS Short Duration Plus Fund may also purchase call and put options on any securities in which it may invest. The fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

DWS Short Duration Plus Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell a security, which may or may not be held by the fund at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the fund. Put options also may be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities that the fund does not own. The fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities and securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.


DWS Short Duration Plus Fund may also engage in options transactions in the over-the-counter ("OTC") market with broker-dealers who make markets in these options. The ability to terminate OTC option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the fund will purchase such options only from broker-dealers who are primary US government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisor will monitor the creditworthiness of dealers with whom the fund enters into such options transactions under the general supervision of the fund's Board of Trustees. Unless the Board of Trustees conclude otherwise, DWS Short Duration Plus Fund intends to treat OTC options purchased and the assets used to "cover" OTC options written as not readily marketable and, therefore, subject to the fund's limit on investments in illiquid securities.


Options on Securities Indices. DWS Short Duration Plus Fund may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, which will fluctuate with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index, such as the S&P 100. Indices may also be based on a particular industry or market segment.

Options on securities indices are similar to options on securities except that
(1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

As discussed in "Options on Securities," DWS Short Duration Plus Fund would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the fund, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The fund would ordinarily have a gain if the value of the underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

As discussed in "Options on Securities," DWS Short Duration Plus Fund would normally purchase put options in anticipation of a decline in the market value of the relevant index ("protective puts"). The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the index. The fund would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective puts would tend to be offset by countervailing changes in the value of the index.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the fund of options on stock indices will be subject to the Advisor's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the fund generally will only purchase or write such an option if the Advisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. DWS Short Duration Plus Fund will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in DWS Short Duration Plus Fund's investment portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. DWS Short Duration Plus Fund's activities in index options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.


Hedging Strategies. DWS Short Duration Plus Fund may use certain strategies designed to adjust the overall risk of its investment portfolio. These "hedging" strategies involve derivative contracts, including (but not limited to) US Treasury and Eurodollar futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with the fund's investment objective and policies. Among other purposes, these hedging strategies may be used to effectively maintain desired portfolio duration or to protect against market risk should the fund reallocate its investments among different types of fixed income securities.


DWS Short Duration Plus Fund might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Advisor is incorrect in its judgment on market values, interest rates or other economic factors in using a hedging strategy, the fund may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

o the fact that the skills needed to use hedging instruments are different from those needed to select securities for the fund;

o the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

o possible constraints placed on the fund's ability to purchase or sell portfolio investments at advantageous times due to the need for the fund to maintain "cover" or to segregate securities; and

o the possibility that the fund will be unable to close out or liquidate its hedged position.

A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position. At the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the fund's assets.

To the extent that DWS Short Duration Plus Fund engages in the strategies described above, the fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the fund may be unable to close out a position without incurring substantial losses, if at all. DWS Short Duration Plus Fund is also subject to the risk of default by a counterparty to an off-exchange transaction. See "Illiquid Securities."

Currency Management Techniques. The instruments involved in currency-related transactions may be considered derivative instruments. The DWS Short Duration Plus Fund may enter into currency-related transactions to attempt to protect against an anticipated rise in the US dollar price of securities that it intends to purchase. In addition, DWS Short Duration Plus Fund may enter into currency-related transactions to attempt to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends or interest from such securities, due to a decline in the value of the foreign currency against the US dollar. The forecasting of currency market movements is extremely difficult and there can be no assurance that currency hedging strategies will be successful. If the Advisor is incorrect in its forecast, currency hedging strategies may result in investment performance worse than if the strategies were not attempted. In addition, forward contracts and over-the-counter currency options may be illiquid and are subject to the risk that the counterparty will default on its obligations.

Forward Foreign Currency Exchange Contracts. DWS Short Duration Plus Fund may exchange currencies in the normal course of managing its investments in foreign securities and may incur costs in doing so because a foreign exchange dealer may charge a fee for conversion. The fund may conduct foreign currency exchange transactions on a "spot" basis (i.e., for prompt delivery and settlement) at the prevailing spot rate for purchasing or selling currency in the foreign currency exchange market. The fund also may enter into forward foreign currency exchange contracts ("forward currency contracts") or other contracts to purchase and sell currencies for settlement at a future date. A foreign exchange dealer, in that situation, will expect to realize a profit based on the difference between the price at which a foreign currency is sold to the fund and the price at which the dealer will cover the purchase in the foreign currency market. Foreign exchange transactions are entered into at prices quoted by dealers, which may include a mark-up over the price that the dealer must pay for the currency.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades, but currency dealers seek to obtain a "spread" or profit on each transaction.

At the maturity of a forward contract, DWS Short Duration Plus Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract.

DWS Short Duration Plus Fund may use forward currency transactions in an attempt to hedge against losses, or where possible, to add to investment returns. For the purposes of hedging, when the fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the fund may desire to "lock in" the US dollar price of the security or the US dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of US dollars, of the amount of foreign currency involved in the underlying transactions, the fund will attempt to protect itself against an adverse change in the relationship between the US dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when management of DWS Short Duration Plus Fund believes that the currency of a particular foreign country may suffer a substantial decline against the US dollar, it may cause the fund to enter into a forward contract to sell, for a fixed amount of US dollars, the amount of foreign currency approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures.

Using forward currency contracts in an attempt to protect the value of a fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the fund's foreign assets.

DWS Short Duration Plus Fund will cover the amount of its commitments to purchase foreign currencies under forward currency contracts with liquid securities. If the value of such securities declines below the value of the fund's commitments under forward currency contracts, additional liquid securities will be used as cover so that the value of such securities will equal the amount of the fund's commitments. The securities will be marked-to-market on a daily basis.

DWS Short Duration Plus Fund generally will not enter into a forward currency contract with a term of greater than one year. The forecasting of short-term currency market movements is extremely difficult and there can be no assurance that short-term hedging strategies will be successful.

While DWS Short Duration Plus Fund will enter into forward currency contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the fund may benefit from currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between the fund's holdings of securities denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign currency exchange loss. Forward currency contracts may be considered derivative instruments.

Futures Contracts and Related Options


The Funds will invest in futures contracts based on stock indices as a primary investment technique. To the extent consistent with each Fund's investment objective, policies and restrictions, the following disclosure applies to each Fund. In addition, each Fund may have exposure to the following instruments and techniques indirectly through DWS Short Duration Plus Fund.

General. A Fund may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon that are traded on exchanges designated by the Commodities Futures Trading Commission "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.




A fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies to manage its exposure to changing interest rates, security prices and currency exchange rates, as an efficient means of managing allocations between asset classes and to enhance return. DWS Short Duration Plus Fund intends to use futures and options on futures primarily to manage asset allocation between asset classes and to enhance return.

The successful use of futures contracts and options thereon draws upon the Advisor's skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in a fund. Successful use of futures or options contracts is further dependent on the Advisor's ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices, including any index of US government securities, foreign government securities or corporate debt securities. A fund may enter into futures contracts that are based on debt securities that are backed by the full faith and credit of the US government, such as long-term US Treasury Bonds, Treasury Notes and US Treasury Bills. A fund may also enter into futures contracts which are based on bonds issued by governments other than the US government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, a fund must post the initial margin with the futures broker. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the fund would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some, but not many, cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without a fund's having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the fund will incur brokerage fees when it enters into futures contracts.

The purpose of the acquisition or sale of a futures contract, in cases where a fund holds or intends to acquire fixed-income securities, is to attempt to protect the fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the fund. If interest rates did increase, the value of the debt security in the fund would decline, but the value of the futures contracts to the fund would increase at approximately the same rate, thereby keeping the net asset value of the fund from declining as much as it otherwise would have.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the fund could then buy debt securities on the cash market. The segregated assets maintained to cover a fund's obligations with respect to non "cash settled" futures contracts will consist of cash or liquid securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating notional market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the fund with respect to such futures contracts.

In addition, futures contracts entail significant risks. Although the Advisor believes that use of such contracts will benefit a fund, if the Advisor's investment judgment about the general direction of interest rates or an index is incorrect, the fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the fund has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The fund may have to sell securities at a time when it may be disadvantageous to do so.


Each Fund has claimed exclusion from the definition of the term "commodity pool operator" under the regulations of the Commodity Futures Trading Commission. Therefore, each Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires the fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If the fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.


Futures Contracts on Securities Indices. A fund may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices that otherwise might either adversely affect the value of securities held by the fund or adversely affect the prices of securities which are intended to be purchased at a later date for the fund or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each futures contract on a securities index transaction involves the establishment of a position which the Advisor believes will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for a fund will rise in value by an amount which approximately offsets the decline in value of the portion of the fund's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Options on Futures Contracts (including Futures Contracts on Securities Indices). DWS Short Duration Plus Fund may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when the fund is not fully invested it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the premium received for writing the option ("exercise price"), DWS Short Duration Plus Fund will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the fund's holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, DWS Short Duration Plus Fund will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that the fund intends to purchase.

If a put or call option DWS Short Duration Plus Fund has written is exercised, the fund will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, DWS Short Duration Plus Fund may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk DWS Short Duration Plus Fund assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Other Considerations. A fund will determine that the price fluctuations in the futures contracts and options on futures used by it are substantially related to price fluctuations in securities or instruments held by the fund or securities or instruments which it expects to purchase.

A fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by its custodian for the benefit of the futures commission merchant through whom the fund engages in such futures and option transactions. These transactions involve brokerage costs, require margin deposits and, in the case of futures contracts and options obligating the fund to purchase securities, require the fund to segregate cash or liquid securities in an account maintained with its custodian to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a fund than if it had not entered into any futures contracts or options transactions. The other risks associated with the use of futures contracts and options thereon are (i) imperfect correlation between the change in market value of the securities held by a fund and the prices of the futures and options and (ii) the possible absence of a liquid secondary market for a futures contract or option and the resulting inability to close a futures position prior to its maturity date.

In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and a fund may be exposed to risk of loss. The risk of imperfect correlation may be minimized by investing in contracts whose price behavior is expected to resemble that of the fund's underlying securities. A fund will attempt to minimize the risk that it will be unable to close out futures positions by entering into such transactions on a national exchange with an active and liquid secondary market.

Limitations and Risks Associated with Transactions in Options, Futures Contracts and Options on Futures Contracts for Hedging Purposes. Options and futures transactions involve (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices by the Advisor may cause a fund to perform worse than if such positions had not been taken. The ability to terminate over-the-counter options is more limited than with exchange traded options and may involve the risk that the counterparty to the option will not fulfill its obligations. In accordance with a position taken by the SEC, a fund will limit its investments in illiquid securities to 15% of the fund's net assets.

Options and futures transactions are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor's ability to predict the direction of interest rates, security prices, currencies and other economic factors. The loss that may be incurred by a fund in entering into futures contracts and written options thereon is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses.

Asset Coverage. A fund will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; and forward currency contracts. These guidelines may, in certain instances, require a fund to cover the fund's obligations with respect to these strategies with cash or liquid securities to the extent they are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies.

For example, a call option written on securities may require a fund to hold the securities subject to the call (or securities convertible into such securities without additional consideration) or to use assets as cover (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require a fund to own portfolio securities that correlate with the index or to use assets as cover (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund may require the fund to use assets as cover (as described above) equal to the exercise price. A fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the fund. If a fund holds a futures contract, the fund could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. A fund may enter into fully or partially offsetting transactions so that its net position, coupled with any assets used as cover (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

A fund's transactions in options, forward currency contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the fund as a regulated investment company for federal income tax purposes. See "Federal Income Taxes." There can be no assurance that the use of these portfolio strategies will be successful.

Swaps. DWS Short Duration Plus Fund may enter into currency and other types of swaps and the purchase or sale of related caps, floors and collars. The fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. The fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. Interest rate swaps involve the exchange by the fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Swaps have special risks associated including possible default by the counterparty to the transaction, illiquidity and, where swaps are used for hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, DWS Short Duration Plus Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Credit Default Swaps. DWS Short Duration Plus Fund may invest in credit default swaps. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value" of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the fund's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. No more than 5% of the fund's assets may be invested in credit default swaps for purposes of buying credit protection for non-hedging purposes. Where DWS Short Duration Plus Fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap. The fund will only sell credit protection with respect to securities in which it would be authorized to invest directly. The fund currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with the fund's restrictions on investing in illiquid securities.

If DWS Short Duration Plus Fund is a buyer of a credit default swap and no event of default occurs, the fund will lose its investment and recover nothing. However, if the fund is a buyer and an event of default occurs, the fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, the fund receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the fund had invested in the reference obligation directly.

DWS Short Duration Plus Fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, the fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties. For example, the CDX EM is a tradable basket of 19 credit default swaps on country credits which seeks to replicate the returns on the indices of a broad group of emerging markets countries. The credits are a subset of the countries represented by the JPMorgan Emerging Markets Bond Index Global Diversified. By purchasing interests in CDX EM, the fund is gaining emerging markets exposure through a single investment. Unlike other types of credit default swaps which are generally considered illiquid, credit default swap certificates generally can be sold within seven days and are not subject to the fund's restrictions on investing in illiquid securities.


Portfolio Holdings

In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, a Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in a Fund's prospectus. Each Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a Fund.

Each Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to a Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of a Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Board must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Board.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about a Fund and information derived therefrom, including, but not limited to, how a Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a Fund's holdings could not be derived from such information.





Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Board exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect a Fund from the potential misuse of portfolio holdings information by those in possession of that information.

                             MANAGEMENT OF THE FUNDS


Investment Advisor


Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for each Fund. Under the supervision of the Board of Trustees, with headquarters at 345 Park Avenue, New York, New York, DIMA makes each Fund's investment decisions, buys and sells securities for a Fund and conducts research that leads to these purchase and sale decisions. The Advisor manages each Fund's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. Each Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

Pursuant to an Investment Management Agreement (the "Agreement"), the Advisor provides continuing investment management of the assets for each Fund. In addition to the investment management of the assets of a Fund, the Advisor determines the investments to be made for a Fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with a Fund's policies as stated in its Prospectus and Statement of Additional Information or as adopted by a Fund's Board. The Advisor will also monitor, to the extent not monitored by a Fund's administrator or other agent, a Fund's compliance with their investment and tax guidelines and other compliance policies.

The Advisor provides assistance to a Fund's Board in valuing the securities and other instruments held by a Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by a Fund.

Pursuant to the Agreement, (unless otherwise provided in the agreement or as determined by a Fund's Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of a Fund, including a Fund's share of payroll taxes, who are affiliated persons of the Advisor.

The Agreement provides that a Fund is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by a Fund, a Fund's custodian, or other agents of a Fund; taxes and governmental fees; fees and expenses of a Fund's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of a Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of a Fund's business.

The Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the Board of a Fund, including a majority of the Board who are not interested persons of a Fund, and, if required by applicable law, subject to a majority vote of a Fund's shareholders.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement. The Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of a Fund or by either the Advisor or the Trust's Board of Trustees on 60 days' written notice.


The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.


In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to each Fund.

The Agreement was approved by the Board on March 7, 2007. The Agreement will continue in effect until September 30, 2008, and thereafter from year to year only if its continuance is approved annually by the vote of a majority of those Board Members who are not parties to the Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Board or of a majority of the outstanding voting securities of a Fund.

Each Fund pays the Advisor an advisory fee at the annual rate of 0.60% of a Fund's average daily net assets. The fee is payable monthly, provided that a Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of a Fund and unpaid. All of a Fund's expenses are paid out of gross investment income.

In the event that all of each Fund's assets are completely and irreversibly allocated to the Reserve Component, a Fund's 0.60% management fee will decrease to 0.30%.

DWS LifeCompass Protect Fund's net annual operating expenses include other operating expenses, which the Advisor has contractually agreed to cap at 1.50% for Class S shares through September 30, 2009. The fee cap does not include acquired fund fees and expenses or extraordinary expenses, brokerage, taxes and interest.

DWS LifeCompass Income Fund's net annual operating expenses include other operating expenses, which the Advisor has contractually agreed to cap at 1.50% for Class S shares through September 30, 2009. The fee cap does not include acquired fund fees and expenses or extraordinary expenses, brokerage, taxes and interest.





For the fiscal year ended April 30, 2008, DWS LifeCompass Protect Fund and DWS LifeCompass Income Fund incurred $77,169 (of which $77,169 was waived) and $61,450 (of which $61,450 was waived) in investment management fees, respectively.




Pursuant to DeAM procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

The Advisor may enter into arrangements with affiliates and third-party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Codes of Ethics


Each Fund, the Advisor and each Fund's principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board Members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by a Fund, subject to certain requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of a Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


Regulatory Matters and Legal Proceedings


On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS Investments funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") (now known as the Financial Industry Regulatory Authority, or "FINRA") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and DWS Scudder Distributors, Inc. ("DWS-SDI") (now known as DWS Investments Distributors, Inc. ("DIDI") settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the DWS Funds' (now known as the DWS Investments Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DIDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute DWS Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DIDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DIDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DIDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-investments.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.





Compensation of Portfolio Managers

Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary - Base salary generally represents a smaller percentage of portfolio managers' total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation - Generally, discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager's discretionary incentive compensation may be delivered in long-term equity programs (usually in the form of Deutsche Bank equity) (the "Equity Plan"). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary.

o The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

o The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

The quantitative analysis of a portfolio manager's performance is given more weight in determining discretionary incentive compensation than the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Funds' portfolio management team in each Fund as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each Fund's most recent fiscal year end.

DWS LifeCompass Income Fund
---------------------------

                                                    Dollar Range of                Dollar Range of All DWS
Name of Portfolio Manager                          Fund Shares Owned                  Fund Shares Owned
-------------------------                          -----------------                  -----------------

Inna Okounkova                                        $1 - $10,000                   $100,001 - $500,000
Robert Wang                                           $1 - $10,000                   $100,001 - $500,000
William Chepolis                                           $0                        $100,001 - $500,000

DWS LifeCompass Protect Fund
----------------------------

                                                    Dollar Range of                Dollar Range of All DWS
Name of Portfolio Manager                          Fund Shares Owned                  Fund Shares Owned
-------------------------                          -----------------                  -----------------

Inna Okounkova                                        $1 - $10,000                   $100,001 - $500,000
Robert Wang                                           $1 - $10,000                   $100,001 - $500,000
William Chepolis                                           $0                        $100,001 - $500,000

Conflicts of Interest

In addition to managing the assets of each Fund, each Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Funds, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each Fund's most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

DWS LifeCompass Income Fund
---------------------------

                                                                                 Number of
                                       Number of        Total Assets of         Investment          Total Assets of
                                      Registered          Registered         Company Accounts        Performance-
                                      Investment          Investment         with Performance-         Based Fee
Name of Portfolio Manager              Companies           Companies             Based Fee             Accounts
-------------------------              ---------           ---------             ---------             --------

Inna Okounkova                             14             $3,886,742,831             0                    $0
Robert Wang                                41            $13,769,821,199             0                    $0
William Chepolis                           18             $9,629,246,219             0                    $0

DWS LifeCompass Protect Fund
----------------------------

                                                                                 Number of
                                       Number of        Total Assets of         Investment          Total Assets of
                                      Registered          Registered         Company Accounts        Performance-
                                      Investment          Investment         with Performance-         Based Fee
Name of Portfolio Manager              Companies           Companies             Based Fee             Accounts
-------------------------              ---------           ---------             ---------             --------

Inna Okounkova                             14             $3,889,889,873             0                    $0
Robert Wang                                41            $13,772,968,241             0                    $0
William Chepolis                           18             $9,632,393,261             0                    $0

Other Pooled Investment Vehicles Managed:

DWS LifeCompass Income Fund
---------------------------

                                                                              Number of Pooled
                                                                                 Investment
                                      Number of                               Vehicle Accounts      Total Assets of
                                       Pooled          Total Assets of              with             Performance-
                                     Investment       Pooled Investment         Performance-           Based Fee
Name of Portfolio Manager             Vehicles             Vehicles              Based Fee             Accounts
-------------------------             --------             --------              ---------             --------

Inna Okounkova                              4               $90,984,081              0                            $0
Robert Wang                                30            $2,625,398,521              3                $1,610,627,378
William Chepolis                            0                        $0              0                            $0

Other Pooled Investment Vehicles Managed:

DWS LifeCompass Protect Fund
----------------------------

                                                                              Number of Pooled
                                                                                 Investment
                                      Number of                               Vehicle Accounts      Total Assets of
                                       Pooled          Total Assets of              with             Performance-
                                     Investment       Pooled Investment         Performance-           Based Fee
Name of Portfolio Manager             Vehicles             Vehicles              Based Fee             Accounts
-------------------------             --------             --------              ---------             --------

Inna Okounkova                              4               $90,984,081              0                            $0
Robert Wang                                30            $2,625,398,521              3                $1,610,627,378
William Chepolis                            0                        $0              0                            $0

Other Accounts Managed:

DWS LifeCompass Income Fund
---------------------------

                                                                                 Number of
                                                                               Other Accounts       Total Assets of
                                      Number of                                     with             Performance-
                                        Other          Total Assets of          Performance-           Based Fee
Name of Portfolio Manager             Accounts          Other Accounts           Based Fee             Accounts
-------------------------             --------          --------------           ---------             --------

Inna Okounkova                              0                        $0              0                            $0
Robert Wang                                55           $20,717,469,728             13               $10,081,583,631
William Chepolis                            0                        $0              0                            $0

Other Accounts Managed:

DWS LifeCompass Protect Fund
----------------------------

                                                                                 Number of
                                                                               Other Accounts       Total Assets of
                                      Number of                                     with             Performance-
                                        Other          Total Assets of          Performance-           Based Fee
Name of Portfolio Manager             Accounts          Other Accounts           Based Fee             Accounts
-------------------------             --------          --------------           ---------             --------

Inna Okounkova                              0                        $0              0                            $0
Robert Wang                                55           $20,717,469,728             13               $10,081,583,631
William Chepolis                            0                        $0              0                            $0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for each Fund and also for other clients advised by the Advisor, including other client accounts managed by each Fund's portfolio management team. Investment decisions for each Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for each Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by each Fund. Purchase and sale orders for each Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to each Fund and the other clients.

o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Board.





Administrator

Each Fund entered into an administrative services agreement with the Advisor (the "Administrative Services Agreements"), pursuant to which the Advisor provides administrative services to a Fund including, among others, providing a Fund with personnel, preparing and making required filings on behalf of a Fund, maintaining books and records for a Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreements, a Fund pays the Advisor a fee, computed daily and paid monthly, of 0.100% of a Fund's average daily net assets.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of a Fund reasonably deems necessary for the proper administration of a Fund. The Advisor provides each Fund with personnel; arranges for the preparation and filing of a Fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to a Fund's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains a Fund's records; provides a Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of a Fund; assists in the resolution of accounting issues that may arise with respect to a Fund; establishes and monitors a Fund's operating expense budgets; reviews and processes a Fund's bills; assists in determining the amount of dividends and distributions available to be paid by a Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreements. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreements except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

For the fiscal year ended April 30, 2008, DWS LifeCompass Protect Fund and DWS LifeCompass Income Fund incurred $12,862 (of which $6,669 was waived and $2,375 unpaid at April 30, 2008) and $10,242 (of which $10,242 was waived) in administration fees, respectively.





Pursuant to an agreement between the Advisor and State Street Bank and Trust Company ("SSB"), the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by a Fund.


                             FUND SERVICE PROVIDERS


Distributor and Underwriter

The Trust, on behalf of each Fund, has entered into an Underwriting and Distribution Services Agreement (the "Distribution Agreement," pursuant to which DWS Investments Distributors, Inc. ("DIDI" or the "Distributor"), 222 South Riverside Plaza, Chicago, IL 60606 as agent, serves as principal underwriter for the continuous offering of shares of a Fund. DIDI, an affiliate of the Advisor, is a wholly owned subsidiary of Deutsche Bank AG. DIDI has agreed to use its best efforts to solicit orders for the purchase of shares of each Fund, although it is not obligated to sell any particular amount of shares. The Distribution Agreement for each Fund was initially approved by the Trustees on March 7, 2007.

Under the Distribution Agreement, each Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering each Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of each Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both each Fund and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of each Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of each Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by each Fund, unless a Rule 12b-1 Plan is in effect which provides that each Fund shall bear some or all of such expenses.

Although each Fund does not currently have a 12b-1 Plan for Class S shares, and the Trustees have no current intention of adopting one, each Fund will also pay those fees and expenses permitted to be paid or assumed by the Trust pursuant to a 12b-1 Plan, if any, adopted by the Trust, notwithstanding any other provision to the contrary in the underwriting agreement.

The Distributor currently offers shares of each Fund on a continuous basis to investors in all states in which shares of each Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value because no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of each Fund.


Independent Registered Public Accounting Firm


The financial highlights of the Funds included in a Fund's prospectuses and the financial statements incorporated by reference in this SAI have been so included or incorporated by reference in reliance on the reports of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, independent registered public accounting firm, given on said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.





DWS LifeCompass Income Fund and DWS LifeCompass Protect Fund Warranty Provider

Merrill Lynch Bank USA has entered into separate Warranty Agreements with the Advisor and each of DWS LifeCompass Income Fund and DWS LifeCompass Protect Fund. Each Fund will pay to the Warranty Provider, under their respective Warranty Agreement, an annual fee equal to 0.57% for DWS LifeCompass Protect Fund and 0.585% for DWS LifeCompass Income Fund, of such Fund's average daily net assets. In the event that either Fund becomes completely and irreversibly invested in the Reserve Component, the fee under such Warranty Agreement will be reduced to an annual rate of 0.30% of the average daily net assets of such Fund.





Merrill Lynch Bank USA's audited financial statements for the fiscal year ended December 31, 2007, and its unaudited financial statements for the periods ended March 31, 2008 and June 30, 2008 are each included as an exhibit to each Fund's registration statement. You may request a copy of the most recent financial statements of the Warranty Provider, free of charge, by calling each Fund at
(800) 728-3337.

Legal Counsel

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to a Fund and serves as a co-counsel to its Independent Board Members.

Ropes & Gray LLP, One International Place, Boston, MA 02110-2624, serves as a co-counsel to the Independent Board Members.





Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, MA (the "Custodian" or "SSB") serves as each Fund's custodian pursuant to a Custodian Agreement. Under its custody agreement with the Trust, the Custodian (i) maintains separate accounts in the US in the name of a Fund, (ii) holds and transfers portfolio securities on account of a Fund held in the US, (iii) accepts receipts and makes disbursements of money on behalf of a Fund, (iv) collects and receives all income and other payments and distributions on account of a Fund's portfolio securities, and (v) makes periodic reports to the Trust's Board of Trustees concerning a Fund's operations, including the placement of a Fund's foreign assets with each eligible foreign custodian. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of a Fund, pursuant to Rule 17f-5 under the 1940 Act.

Transfer Agent and Shareholder Service Agent

DWS Investments Service Company ("DISC" or the "Transfer Agent"), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for a Fund pursuant to an agency agreement (the "Agency Agreement"), under which the Transfer Agent (i) maintains record shareholder accounts, and (ii) makes periodic reports to Board concerning the operations of a Fund.

The Transfer Agent receives an annual service fee for each account of a Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.60 per account (as of 2007, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in a Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by a Fund or are paid directly by a Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by a Fund with the prior approval of a Fund's Board.





Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DISC, not by the Funds.

For the fiscal year ended April 30, 2008, DWS LifeCompass Protect Fund aggregated fees payable to DISC in the amount of $30 (of which $30 was waived) for Class S.

For the fiscal year ended April 30, 2008, DWS LifeCompass Income Fund aggregated fees payable to DISC in the amount of $29 (of which $29 was waived) for Class S.





Each Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to beneficial owners of Fund shares whose interests are generally held in an omnibus account.


                             PORTFOLIO TRANSACTIONS


The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund's investments, references in this section to the "Advisor" should be read to mean the Sub-Advisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for a Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by a Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of a Fund to their customers. However, the Advisor does not consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute portfolio transactions for a Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of a Fund as a factor in the selection of broker-dealers to execute portfolio transactions for a Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a Fund. Services received from broker-dealers that executed securities transactions for a Portfolio will not necessarily be used by the Advisor specifically to service such Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is the Advisor's policy that Sub-Advisors may not execute portfolio transactions on behalf of each Fund to obtain third party research and brokerage services. The Advisor may, in the future, change this policy. Regardless, certain Sub-Advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for a Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, a Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to a Fund.

DIMA and its affiliates and a Fund's management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the Sub-Advisor or one of its affiliates) may act as a broker for a Fund and receive brokerage commissions or other transaction-related compensation from a Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by a Fund's Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges a Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.


                                                Percentage of            Percentage of         Dollar Amount of
                                             Commissions Paid to    Transactions Involving   Commissions Paid to
                                                  Affiliated          Commissions Paid to        Brokers for
Name of Fund                                       Brokers            Affiliated Brokers      Research Services
------------                                       -------            ------------------      -----------------

DWS LifeCompass Protect Fund                          0%                      0%                      0%
DWS LifeCompass Income Fund                           0%                      0%                      0%

For the fiscal year ended April 30, 2008, DWS LifeCompass Protect Fund and DWS LifeCompass Income Fund paid $3,304 and $1,271, respectively, in commissions.

The Funds are required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that a fund has acquired during the most recent fiscal year. As of April 30, the Funds held no securities of its regular brokers or dealers.




Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.


Higher levels of activity by the Funds result in higher transaction costs and may also result in taxes on realized capital gains to be borne by a Fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a Fund's objective.

The portfolio turnover rates of the Funds for the fiscal year ended April 30, 2008 are as follows:

                                                          FY 2008 Portfolio
Fund                                                         Turnover Rate
----                                                         -------------

DWS LifeCompass Protect Fund                                      88%
DWS LifeCompass Income Fund                                       17%


                        PURCHASE AND REDEMPTION OF SHARES

General Information


Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

Orders will be confirmed at a price based on the net asset value of a Fund next determined after receipt in good order by DIDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DIDI prior to the determination of net asset value next determined after receipt by DIDI will be confirmed at a price based on the net asset value ("trade date").

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balance is $1,000 for Class S. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. DWS Investments group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Shareholders with a combined household account balance in any of the DWS Funds of $100,000 or more, as well as group retirement and certain other accounts, will not be subject to an automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $1,000 are subject to automatic redemption following 60 days' written notice to applicable shareholders.





Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, each Fund's Transfer Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DIDI, may receive compensation from each Fund through the Shareholder Service Agent for these services.

Each Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of a Fund may be purchased or redeemed on any business day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.

Each Fund has authorized one or more financial service institutions, including certain members of the Financial Industry Regulatory Authority ("FINRA") other than the Distributor ("financial institutions"), to accept purchase and redemption orders for a Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by a Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the financial institution, ordinarily orders will be priced at a Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by each Fund. Further, if purchases or redemptions of a Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board and the Distributor, also a Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board and the Distributor may suspend or terminate the offering of shares of a Fund at any time for any reason.

DIDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Investments Wholesalers"). Generally, DWS Investments Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Investments Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of three product categories -- "Strategic," "Tactical" or "all other funds" -- taking into consideration, among other things, the following criteria, where applicable:

o The Fund's consistency with DWS Investments' branding and long-term strategy.

o        The Fund's competitive performance;

o        The Fund's Morningstar rating;

o The length of time the Fund's Portfolio Managers have managed the Fund/Strategy

o        Market size for the fund category;

o        The Fund's size, including sales and redemptions of the Fund's shares

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Investments, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds in the Strategic and Tactical categories represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS funds' Web site at www.dws-investments.com, approximately one month after the end of each quarter. DWS Investments Wholesalers receive the highest compensation for Strategic funds, less for Tactical funds and the lowest for all other funds. The level of compensation among these categories may differ significantly.

The prospect of receiving, or the receipt of, additional compensation by a DWS Investments Wholesaler under the Plan may provide an incentive to favor marketing the Strategic or Tactical funds over all other funds. The Plan, however, will not change the price that investors pay for shares of a fund. The DWS Investments Compliance Department monitors DWS Investments Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.





Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. Each Fund or its agents will not be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges if a Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans.





Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS Investments' Dividend Payment Option request form Direct Distributions Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Dividend Payment Option Direct Distributions request form can be obtained by visiting our Web site at: www.dws-investments.com or calling 1-800-728-3337. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Deferred Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and DIDI can establish investor accounts in any of the following types of retirement plans:


o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases


Each Fund reserves the right to withdraw all or any part of the offering made by its Prospectus and to reject purchase orders for any reason. Also, from time to time, a Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in a Fund's Prospectus.

Each Fund may waive the minimum for purchases by trustees, directors, officers or employees of each Fund or the Advisor and its affiliates.

Class S shares of each Fund will generally not be available to new investors.


Eligible Class S Investors.

Only certain investors are eligible to buy Class S shares, as described in greater detail below.


A. The following investors may purchase Class S shares of DWS Funds either (i) directly from DWS Investments Distributors, Inc. ("DIDI"), each Fund's principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of December 31, 2004.


          1. Existing shareholders of Class S shares of any DWS Fund as of December 31, 2004, and household members residing at the same address.

          2. Shareholders of Class S of any DWS Fund who became Class S shareholders in connection with the consolidation of Class AARP and Class S on July 17, 2006 and household members residing at the same address.

          3. Shareholders who have owned Class S shares continuously since December 31, 2004 and household members residing at the same address may open new accounts for Class S shares of any DWS Fund.

          4. Any participant who has owned Class S shares of any DWS Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any DWS Fund.

          5. Any participant who owns Class S shares of any DWS Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a DWS Fund at any time, including after December 31, 2004.

          6. Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.


          7. Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or DIDI and to each Fund of DWS Allocation Series or other fund of funds managed by the Advisor or its affiliates.


          8. Shareholders of Class S of DWS Emerging Markets Equity Fund who became shareholders of the fund in connection with the fund's acquisition of Scudder New Asia Fund, Inc. on April 17, 2006.

          9. Shareholders of Class S of any DWS Fund who became Class S shareholders in connection with the consolidation of Class M and Class S on August 18, 2006 and household members residing at the same address.

          10. Shareholders of Class S of any DWS Fund who became Class S shareholders in connection with the renaming or conversion of Investment Class to Class S on October 23, 2006.

B. The following additional investors may purchase Class S shares of DWS Funds.

          1. Broker-dealers, banks and registered investment advisors ("RIAs") may purchase Class S shares in connection with a comprehensive or "wrap" fee program or other fee based program.

          2. Any group retirement, employee stock, bonus, pension or profit-sharing plans.

          3. Persons who purchase shares as part of an investment only placement in a 529 College Savings Plan.

          4. Persons who purchase shares through a Health Savings Account or a Voluntary Employees' Benefit Association ("VEBA") Trust.


DIDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.


Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of FINRA and banks may, if they prefer, subscribe initially for at least $2,500 through DeAM Investor Services, Inc. by letter, fax, or telephone.


Automatic Investment Plan. A shareholder may purchase shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $1,000 and maximum $250,000 for initial investments and a minimum of $50 and maximum $250,000 for subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. Each Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.





Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) Each Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.


Revenue Sharing


In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to a Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by a Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of a Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of a Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of a Fund serviced and maintained by the financial advisor, .10% to .25% of sales of a Fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of a Fund or of any particular share class of a Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of a Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) Deutsche Bank group
First Clearing/Wachovia Securities
Fiserv Trust Company HD Vest
Investment Securities, Inc.
ING Group
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Marsh Insurance and Investment Company
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wachovia Securities
Wells Fargo Investments, LLC

Channel: Cash Product Platform

Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
Huntleigh Securities
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
US Bancorp
UBS
William Blair & Company

Channel: Third Party Insurance Platforms

Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Funds or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for a Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for a Fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.





Minimum Subsequent Investment Policies. For current shareholders there is a $50 minimum investment requirement for subsequent investments in each Fund. There is no minimum subsequent investment requirement for investments on behalf of participants in certain fee-based and wrap programs offered through financial intermediaries approved by the Advisor.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other DWS funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of FINRA, and banks may open an account by wire by calling (800) 728-3337 for instructions. The investor must send a duly completed and signed application to each Fund promptly. A subsequent purchase order may be placed by established shareholders (except by DWS Investments Individual Retirement Account (IRA), DWS Simplified Profit Sharing and Money Purchase Pension Plans, DWS Investments 401(k) and DWS Investments 403(b) Plan holders), members of FINRA, and banks.




It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or DWS mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The fund also reserves the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Redemptions




Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.


A distribution will be reinvested in shares of the same fund and class if the distribution check is returned as undeliverable.


Orders will be confirmed at a price based on the net asset value of a Fund next determined after receipt in good order by DIDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DIDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Each Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DIDI, which firms must promptly submit orders to be effective.


Redemption requests must be unconditional. Redemption requests must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors
Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.


Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if a Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. Each Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to a Fund's Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. Shares are redeemed so that the payee should receive payment approximately on the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the "Plan") to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The redemption may result in taxable gain or loss being recognized for federal income tax purposes. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by a Fund's Transfer Agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of a Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.


Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.


Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Certain series of DWS Target Fund are available on exchange only during the offering period for such series as described in the applicable prospectus. Tax Free Money Fund -- Investment Class, NY Tax-Free Money Fund -- Investment Class, Treasury Money Fund -- Investment Class, Money Market Fund -- Investment Class, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund -- Institutional Class, Cash Reserve Fund, Inc. Prime Series, Tax-Exempt California Money Market Fund, Cash Account Trust and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DIDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California.





Shareholders must obtain prospectuses of each Fund they are exchanging into from dealers, other firms or DIDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS fund. Exchanges will be made automatically until the shareholder or a Fund terminates the privilege. Exchanges are subject to the terms and conditions described above and are taxable transactions for federal income tax purposes.

In-kind Redemptions. Each Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in securities. These securities will be chosen by a Fund and valued as they are for purposes of computing a Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash. The redemption in-kind is taxable for federal income tax purposes to the same extent as a redemption for cash.




                                    DIVIDENDS


Each Fund intends to follow the practice of distributing substantially all of its investment company income (determined without regard to the deduction for dividends paid), which includes any excess of net realized short-term capital gains over net realized long-term capital losses. DWS LifeCompass Income Fund specifically has a policy of paying the Protected Distributions in a minimum amount equal to 8.25% per annum of its net asset value on the inception date. Each Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes on such gain. Shareholders may then be required to include in their gross incomes their share of such gains, but also may be able to claim a credit against their federal income tax liability for the federal income tax paid by the Fund. If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code that Fund may be subject to a 4% excise tax on the undistributed amounts. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

DWS LifeCompass Income Fund intends to make Protected Distributions on a semi-annual basis. Protected Distributions will generally be paid from net income and net capital gains but may also be comprised of returns of capital. Under normal circumstances, the Fund intends to distribute net long-term capital gains, if any, in December of each year. The Fund's Protected Distribution payable in December may also include any remaining net investment income undistributed during the year, as well as all net capital gain realized during the year. Protected Distributions in excess of the earnings and profits of the Fund would first be a tax-free return of capital to the extent of the shareholder's adjusted tax basis in its shares. After such shareholder's adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). In the event the Protected Distribution includes returns of capital, the Protected Distribution will decrease the Fund's total assets and, therefore, have the likely effect of increasing its expense ratio, as the Fund's fixed expenses will become a larger percentage of the Fund's average net assets and diminish the Fund's ability to generate income. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

If DWS LifeCompass Income Fund is unable to pay a Protected Distribution on a particular payment date, the Fund will be terminated and, the Warranty Provider will pay to the Fund an amount sufficient to allow the Fund to make such Protected Distribution along with the Aggregate Accelerated Protected Amount, provided that the Warranty Agreement terms and conditions are met.




Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated for federal income tax purposes as if received by shareholders on December 31 of the calendar year declared.


Income dividends and capital gain distributions, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of a Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:


1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.        To receive income and capital gain dividends in cash.


Dividends will be reinvested in shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS funds with multiple classes of shares or DWS funds as provided in the Prospectus. To use this privilege of investing dividends of a Fund in shares of another DWS fund, shareholders must maintain a minimum account value of $1,000 in each Fund distributing the dividends. Each Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of a Fund unless the shareholder requests in writing that a check be issued for that particular distribution.


If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.


If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of a Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment income and net realized capital gains are taxable for federal income tax purposes, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and net long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, each Fund may make additional distributions of net investment income or net capital gain in order to satisfy the minimum distribution requirements contained in the Code.


                              FEDERAL INCOME TAXES


The following is intended to be a general summary of certain federal income tax consequences of investing in a Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund. This summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretation thereof, all of which are subject to change, possibly with retroactive effect.

Each Fund has elected to be treated and has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and
         (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below);

(b) distribute with respect to each taxable year at least 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, for such year; and

(c) diversify its holdings so that, at the end of each quarter of the a Fund's taxable year, (i) at least 50% of the market value of a Fund's total assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of a Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund's total assets is invested (x) in the securities (other than those of the US government or other regulated investment companies) of any one issuer or of two or more issuers which a Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. In addition, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its gross income from the qualifying income described in paragraph (a)(i) above) is treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If a Fund qualifies as a regulated investment company for federal income tax purposes, that Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions, however, would be eligible, provided certain holding period and other conditions are satisfied;
(i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest charges and make substantial distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.

Each Fund is subject to a 4% nondeductible federal excise tax on amounts that have been retained rather than distributed, as required, under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although the Fund's distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of a Fund.

Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are generally determined by how long a Fund owned the investments that generated the gain, rather than how long a shareholder has owned his or her shares of the Fund. Distributions of net capital gains (the excess of net long-term capital gain for the year over net short-term capital loss) from the sale of investments owned by a Fund that are properly designated by a Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains derived from net short-term capital from the sale of investments by a Fund will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed for federal income tax purposes in the hands of individuals at the rates applicable to long-term capital gain, provided certain holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gain.

Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011.

In order for some portion of the dividends received by a shareholder to be "qualified dividend income," a Fund must meet certain holding period and other requirements with respect to the stocks in its portfolio generating such dividend income and the shareholder must meet certain holding period and other requirements with respect to a Fund's shares. A dividend will not be treated as qualified dividend income (at either a Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the investment interest limitation, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the holder has an option to sell, is under a contractual obligation to sell, or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances. In addition, qualified dividend income does not include any dividends to the extent the holder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related properties. These rules may cause a portion of the dividends received by a Fund to not be eligible for treatment as qualified dividend income.

A portion of the investment income distributions of a Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a Fund are deemed to have been held by a Fund or the shareholder, as the case may be, for less than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend (or in the case of certain preferred stock, 91 days during the 181 day period beginning 90 days before such date). For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the holder has an obligation to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances. This rule may cause a portion of the dividends received by a Fund to not be eligible for the corporate dividends received deduction.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled will be disclosed in a Fund's annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of a Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Transactions in Fund Shares. The sale, exchange or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of a Fund will be treated as short-term gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of a Fund will be disallowed if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty.

Taxation of Certain Investments in Passive Foreign Investment Companies. Equity investments by a Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject a Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case a Fund would be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. Each Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation.

Tax Effects of Certain Transactions. Each Fund's transactions in futures contracts and, if any, in forward contracts, options, and hedged investments will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by a Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to a Fund, defer a Fund's losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of a Fund as a regulated investment company, and minimize the imposition of income and excise taxes.

A Fund's transactions in broad-based equity index futures contracts, exchange traded options on such indices and certain other futures contracts are generally treated under the Code as "Section 1256 contracts. " Section 1256 contracts held by a Fund at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are "marked-to-market" with the result that the unrealized gains or losses are treated as though they were realized. Sixty percent of the resulting gain or loss is treated as long-term capital gain or loss and the remainder is treated as short-term capital gain or loss (60/40 gain or loss). Any gain or loss arising from actual sales of section 1256 contracts will also be treated as 60/40 gain or loss.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liability denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Each Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing a Fund to realize gain, but not loss, on the position.

Each Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause a Fund to recognize taxable income in excess of any cash received from the investment. A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to a Fund each year, even though a Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of a Fund, which must be distributed to shareholders in order to maintain the qualification of a Fund as a regulated investment company and to avoid federal income tax at a Fund's level.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is generally a bond acquired in the secondary market at a price below its redemption value (or its adjusted issue price if issued with original issue discount). Absent an election to include the market discount in income as it accrues, gain on the disposition of such an obligation will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount.

A Fund's investment in lower-rated or unrated debt securities may present issues for a Fund if the issuers of these securities default on their obligations, because the federal income tax consequences to a holder of such securities are not certain.

A Fund's investment in DWS Short Duration Plus Fund could affect the amount, timing and character of distributions from the Fund and, therefore, may increase the amount of taxes payable by shareholders. Generally, the character of the income or capital gains that a Fund receives from DWS Short Duration Plus Fund will pass through to the Fund's shareholders so long as the Fund and DWS Short Duration Plus Fund each qualify as a regulated investment company under the Code. However, to the extent that DWS Short Duration Plus Fund realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other investments) until it disposes of shares of DWS Short Duration Plus Fund. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, a Fund will not be able to offset any capital losses from its dispositions of DWS Short Duration Plus Fund shares against ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of the net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by DWS Short Duration Plus Fund, rather than investing in shares of the fund. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, eligibility for dividends received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by DWS Short Duration Plus Fund.

The federal income tax treatment of any payment made by the Warranty Provider to a Fund is uncertain. Each Fund may take the position that its right to receive payment under a Warranty Agreement is itself a capital asset and that the payment in termination of this right gives rise to capital gain rather than to ordinary income, although the Internal Revenue Service may disagree with this position.

Fees paid by either Fund to the Warranty Provider, if viewed as a carrying charge for a position substantially diminishing the risk of such Fund's portfolio, could be deemed nondeductible under certain circumstances during the term of the relevant Warranty Agreement. Similarly, either Warranty Agreement may be considered a straddle with respect to the respective Fund's portfolio under certain circumstances, resulting in the deferral of realized losses of such Fund, the recharacterization of such Fund's short-term losses to long-term losses and long-term gains to short-term gains and the reduction or elimination of the Fund's holding periods in its portfolio securities.

Withholding and Other Tax Considerations. Each Fund may be required to withhold US federal income tax on distributions and redemption proceeds payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified (or when the Fund is notified) by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

Shareholders of a Fund may be subject to state and local taxes on distributions received from a Fund and on redemptions of a Fund's shares.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Under certain circumstances, shareholders of a Fund may exchange their shares for shares of the same class of certain other funds (the "reinvested shares"). If a shareholder (other than tax-exempt accounts) makes such an exchange, the shareholder will recognize a capital gain or loss for federal income tax purposes measured by the difference between the value of the reinvested shares and the basis of the exchanged shares. Upon the exchange of shares that were purchased subject to a sales charge and held for less than 91 days, the lesser of (i) the sales charge incurred on the exchanged shares or (ii) the sales charge waived on the reinvested shares is included in the basis of the reinvested shares and is not included in the basis of the exchanged shares.

Treasury Regulations provide that if a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for shareholders who are individuals, S corporations or trusts, or $10 million or more in a single taxable year (or $20 million or more in any combination of taxable years) for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their particular circumstances.

Non-US Shareholders. In general, dividends (other than Capital Gain Dividends) paid by a Fund to a shareholder that is not a "US person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to US federal income taxation at on a net basis at regular income tax rates.




                                 NET ASSET VALUE


The net asset value of shares of a Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of a Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The net asset value may be lower for certain classes of a Fund because of higher expenses borne by these classes.


An equity security is valued at its most recent sale price on the security's primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an independent pricing service or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an independent pricing service (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities are valued at prices supplied by an independent pricing service, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.


If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of each Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by a Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by a Fund's Board and overseen primarily by a Fund's Pricing Committee.


                              TRUSTEES AND OFFICERS


The following table presents certain information regarding the Board. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940 Act) of the Trust or the Advisor (each, an "Independent Board Member") is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because each Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)        President, Driscoll Associates (consulting firm); Executive           133
Chairperson since 2004,(2) and    Fellow, Center for Business Ethics, Bentley College;
Board Member since 1987           formerly: Partner, Palmer & Dodge (1988-1990); Vice President
                                  of Corporate Affairs and General Counsel, Filene's
                                  (1978-1988); Directorships: Trustee of 8 open-end mutual
                                  funds managed by Sun Capital Advisers, Inc. (since 2007);
                                  Director of ICI Mutual Insurance Company (since 2007);
                                  Advisory Board, Center for Business Ethics, Bentley College;
                                  Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute
                                  (audit, executive, nominating committees) and Independent
                                  Directors Council (governance, executive committees)
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                   Consultant, World Bank/Inter-American Development Bank;               133
(1950)                            formerly: Project Leader, International Institute for Applied
Vice Chairperson since 2008, and  Systems Analysis (1998-2001); Chief Executive Officer, The
Board Member since 1993           Eric Group, Inc. (environmental insurance) (1986-1998)
--------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)         Retired; formerly: Executive Vice President and Chief Risk            133
Board Member since 1999           Management Officer, First Chicago NBD Corporation/The First
                                  National Bank of Chicago (1996-1998); Executive Vice
                                  President and Head of International Banking (1995-1996);
                                  Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility
                                  company); Stockwell Capital Investments PLC (private equity);
                                  former Directorships: First Oak Brook Bancshares, Inc. and
                                  Oak Brook Bank
--------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr. (1943)      Vice Chair, WGBH Educational Foundation; Directorships:               133
 Board Member since               Association of Public Television Stations; Becton Dickinson
 1990                             and Company(3) (medical technology company); Belo
                                  Corporation(3) (media company); Boston Museum
                                  of Science; Public Radio International; former
                                  Directorships: American Public Television;
                                  Concord Academy; New England Aquarium; Mass.
                                  Corporation for Educational Telecommunications; Committee for
                                  Economic Development; Public Broadcasting Service
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)               Managing General Partner, Exeter Capital Partners (a series           133
Board Member since                of private equity funds); Directorships: Progressive Holding
1996                              Corporation (kitchen goods importer and distributor); Natural
                                  History, Inc. (magazine publisher); Box Top Media Inc.
                                  (advertising); The Kennel Shop (retailer)
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               Clinical Professor of Finance, NYU Stern School of Business           133
(1945)                            (1997-present); Member, Finance Committee, Association for
Board Member since                Asian Studies (2002-present); Director, Mitsui Sumitomo
2001                              Insurance Group (US) (2004-present); prior thereto, Managing
                                  Director, J.P. Morgan (investment banking firm) (until 1996)
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring                Jacob Safra Professor of International Banking and Professor,         133
(1946)                            Finance Department, The Wharton School, University of
Board Member since                Pennsylvania (since July 1972); Co-Director, Wharton
1990                              Financial Institutions Center (since July 2000); Director,
                                  Japan Equity Fund, Inc. (since September 2007), Thai Capital
                                  Fund, Inc. (since September 2007), Singapore Fund, Inc.
                                  (since September 2007); formerly: Vice Dean and Director,
                                  Wharton Undergraduate Division (July 1995-June 2000);
                                  Director, Lauder Institute of International Management
                                  Studies (July 2000-June 2006)
--------------------------------------------------------------------------------------------------------------------
William McClayton (1944)          Managing Director, Diamond Management & Technology
Board Member since 2004           Consultants, Inc. (global management consulting firm)                 133
                                  (2001-present); Directorship: Board of Managers, YMCA of
                                  Metropolitan Chicago; formerly: Senior Partner, Arthur
                                  Andersen LLP (accounting) (1966-2001); Trustee, Ravinia
                                  Festival
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  President and Chief Executive Officer, The Pew Charitable             133
(1951)                            Trusts (charitable organization) (1994 to present); Trustee,
Board Member since                Thomas Jefferson Foundation (charitable organization) (1994
1995                              to present); Trustee, Executive Committee, Philadelphia
                                  Chamber of Commerce (2001 to 2007); Trustee, Pro
                                  Publica (2007-present) (charitable organization);
                                  formerly: Executive Vice President, The Glenmede
                                  Trust Company (investment trust and wealth
                                  management) (1983 to 2004); Board Member, Investor
                                  Education (charitable organization) (2004-2005);
                                  Director, Viasys Health Care(3) (January 2007-June
                                  2007)
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.            Private investor since October 2003; Trustee of 8 open-end            133
(1946)                            mutual funds managed by Sun Capital Advisers, Inc. (since
Board Member since                October 1998); formerly: Pension & Savings Trust Officer,
1993                              Sprint Corporation(3) (telecommunications) (November
                                  1989-September 2003)
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg            Retired; formerly: Consultant (1997-2001); Director, US               133
(1943)                            Government Accountability Office (1996-1997); Partner,
Board Member since                Fulbright & Jaworski, L.L.P. (law firm) (1978-1996);
1997                              Directorships: The William and Flora Hewlett Foundation;
                                  Service Source, Inc.; former Directorships: Mutual Fund
                                  Directors Forum (2002-2004), American Bar Retirement
                                  Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)        President, Robert H. Wadsworth & Associates, Inc. (consulting         136
Board Member since 1999           firm) (1983 to present); Director, The Phoenix Boys Choir
                                  Association
--------------------------------------------------------------------------------------------------------------------

Interested Board Member

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(4)                Managing Director(5), Deutsche Asset Management; Head of              133
 (1958)                           Deutsche Asset Management Americas; CEO of DWS Investments;
 Board Member since               formerly: board member of DWS Investments, Germany
 2006                             (1999-2005); Head of Sales and Product Management for the
                                  Retail and Private Banking Division of
                                  Deutsche Bank in Germany (1997-1999); various
                                  strategic and operational positions for
                                  Deutsche Bank Germany Retail and Private
                                  Banking Division in the field of investment
                                  funds, tax driven instruments and asset
                                  management for corporates (1989-1996)
--------------------------------------------------------------------------------------------------------------------

Officers(6)

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position
 with the Trust and Length of     Business Experience and
 Time Served(7)                   Directorships During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(8) (1965)       Managing Director(5), Deutsche Asset Management (2006-present); President of
 President, 2006-present          DWS family of funds; Director, ICI Mutual Insurance Company (since
                                  October 2007); formerly: Director of Fund Board Relations (2004-2006) and
                                  Director of Product Development (2000-2004), Merrill Lynch Investment Managers;
                                  Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)
--------------------------------------------------------------------------------------------------------------------
 John Millette(9) (1962)          Director(5), Deutsche Asset Management
 Vice President and Secretary,
 1999-present
--------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(8) (1963)       Managing Director(5), Deutsche Asset Management (since July 2004); formerly:
 Chief Financial Officer,         Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family
 2004-present                     of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
 Treasurer, 2005-present          Global Asset Management (1994-1998)
--------------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(10) (1963)   Vice President, Deutsche Asset Management (since June 2005); formerly: Counsel,
 Assistant Secretary,             New York Life Investment Management LLC (2003-2005); legal associate, Lord,
 2005-present                     Abbett & Co. LLC (1998-2003)
--------------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(10)  (1962)     Director(5), Deutsche Asset Management (since September 2005); formerly:
 Assistant Secretary,             Counsel, Morrison and Foerster LLP (1999-2005)
 2005-present
--------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(9) (1962)       Managing Director(5), Deutsche Asset Management
 Assistant Secretary,
 1997-present
--------------------------------------------------------------------------------------------------------------------
 Paul Antosca(9)                  Director(5), Deutsche Asset Management (since 2006); formerly: Vice President,
 (1957)                           The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jack Clark (9)                   Director(5), Deutsche Asset Management (since 2007); formerly: Vice President,
 (1967)                           State Street Corporation (2002-2007)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan D'Eramo(9)     Director(5), Deutsche Asset Management
 (1957)
 Assistant Treasurer,
 2003-present
--------------------------------------------------------------------------------------------------------------------
 Diane Kenneally(9)               Director(5), Deutsche Asset Management
 (1966)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(10) (1972)         Vice President, Deutsche Asset Management (since 2006); formerly: AML
 Anti-Money Laundering            Operations Manager for Bear Stearns (2004-2006); Supervising Compliance
 Compliance Officer,              Principal and Operations Manager for AXA Financial (1999-2004)
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Robert Kloby(10) (1962)          Managing Director(5), Deutsche Asset Management (2004-present); formerly: Chief
 Chief Compliance Officer,        Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President,
 2006-present                     The Prudential Insurance Company of America (1988-2000); E.F. Hutton and
                                  Company (1984-1988)
--------------------------------------------------------------------------------------------------------------------
 J. Christopher Jackson(10)       Director(5), Deutsche Asset Management (2006-present); formerly: Director,
 (1951)                           Senior Vice President, General Counsel, and Assistant Secretary, Hansberger
 Chief Legal Officer,             Global Investors, Inc. (1996-2006); Director, National Society of Compliance
 2006-present                     Professionals (2002-2005) (2006-2009)
--------------------------------------------------------------------------------------------------------------------

(1) The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

(2) Represents the year in which Ms. Driscoll was first appointed Chairperson of certain DWS funds.

(3) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(4) The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the Funds.

(5)      Executive title, not a board directorship.

(6) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(7) The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(8)      Address:  345 Park Avenue, New York, New York 10154.

(9)      Address: One Beacon Street, Boston, Massachusetts 02108.

(10)     Address:  280 Park Avenue, New York, New York 10017.

Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.

Officer's Role with Principal Underwriter:  DWS Investments Distributors, Inc.

 Paul H. Schubert:                         Vice President
 Caroline Pearson:                         Secretary

Board Members' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of a Fund and to provide oversight of the management of a Fund.

Board Committees. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity Oversight Committee, Fixed-Income and Quant Oversight Committee, Marketing and Shareholder Services Committee, and Operations Committee. For each committee, the Board has adopted a written charter setting forth each committee's responsibilities. Each committee was reconstituted effective April 1, 2008.

Audit Committee: The Audit Committee, which consists entirely of Independent Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) a Fund's accounting and financial reporting policies and procedures, (3) a Fund's compliance with legal and regulatory requirements related to accounting and financial reporting and
(4) the qualifications, independence and performance of the independent registered public accounting firm for a Fund. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for a Fund, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to each Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine, Henry P. Becton, Jr., Keith R. Fox and William N. Searcy, Jr. During the calendar year 2007, the Audit Committee of a Fund's Board held eight (8) meetings.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair), Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the calendar year 2007, the Nominating and Governance Committee of a Fund's Board performed similar functions and held six (6) meetings.

Contract Committee: The Contract Committee, which consists entirely of Independent Board Members, reviews at least annually, (a) a Fund's financial arrangements with DIMA and its affiliates, and (b) a Fund's expense ratios. The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R. Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring, William McClayton and Jean Gleason Stromberg. During the calendar year 2007, the Contract Review Committee of a Fund's Board performed similar functions and held two (2) meetings.

Equity Oversight Committee: The Equity Oversight Committee reviews the investment operations of those funds that primarily invest in equity securities (except for those funds managed by a quantitative investment team). The members of the Equity Oversight Committee are John W. Ballantine (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring and Rebecca W. Rimel. During the calendar year 2007, the Equity Oversight Committee of a Fund's Board performed similar functions and held five (5) meetings.

Fixed-Income and Quant Oversight Committee: The Fixed-Income and Quant Oversight Committee reviews the investment operations of those Funds that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William N. Searcy, Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie Driscoll, Paul K. Freeman, Kenneth C. Froewiss and Robert H. Wadsworth. During the calendar year 2007, the Fixed-Income Oversight Committee of each Fund's Board performed similar functions and held five (5) meetings.

Marketing and Shareholder Services Committee: The Marketing and Shareholder Services Committee reviews a Fund's marketing program, sales practices and literature and shareholder services. The members of the Marketing and Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie Driscoll (Vice Chair), Paul K. Freeman, Rebecca W. Rimel, Jean Gleason Stromberg and Robert H. Wadsworth.

The Operations Committee: The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of a Fund. The Operations Committee reviews administrative matters related to the operations of a Fund, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of a Fund's securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in a Fund's Valuation Procedures. The Operations Committee has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Operations Committee is not in session. The members of the Operations Committee are Paul K. Freeman (Chair), Dawn-Marie Driscoll (Vice Chair), John W. Ballantine, Kenneth C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr. The members of the Valuation Sub-Committee are Kenneth C. Froewiss (Chair), John W. Ballantine, Dawn-Marie Driscoll (Alternate), Paul K. Freeman (Alternate), Rebecca W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate). During the calendar year 2007, the Operations Committee and Valuation Committee performed similar functions and each held six (6) meetings and one (1) meeting, respectively.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Remuneration. Each Independent Board Member receives compensation from a Fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from a Fund or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from a Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by a Fund. The following tables show compensation from a Fund and aggregate compensation from all of the funds in the DWS fund complex received by each Independent Board Member during the calendar year 2007. Mr. Schwarzer is an interested person of the Funds and received no compensation from a Fund or any fund in the DWS fund complex during the relevant periods.

                                Aggregate Compensation     Aggregate Compensation         Total Compensation
                                 from DWS LifeCompass       from DWS LifeCompass             from Fund and
  Name of Board Member               Income Fund               Protect Fund               DWS Fund Complex(1)
  --------------------               -----------               ------------               -------------------

  John W. Ballantine                      $0                           $0                       $215,000
  Henry P. Becton, Jr.(2)                 $0                           $0                       $200,000
  Dawn-Marie Driscoll(2)(3)               $0                           $0                       $253,000
  Keith R. Fox(2)                         $0                           $0                       $203,000
  Paul K. Freeman(4)                      $0                           $0                       $265,000
  Kenneth C. Froewiss(2)                  $0                           $0                       $200,000
  Richard J. Herring(2)                   $0                           $0                       $195,000
  William McClayton(5)                    $0                           $0                       $205,000
  Rebecca W. Rimel(2)                     $0                           $0                       $194,000
  William N. Searcy, Jr.(2)               $0                           $0                       $200,000
  Jean Gleason Stromberg(2)               $0                           $0                       $189,000
  Robert H. Wadsworth                     $0                           $0                       $245,250

(1)      The DWS fund complex is composed of 138 funds as of December 31, 2007.

(2) Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the consolidation of the DWS fund boards and various funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to each Fund's direct shareholders (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $1,000 for Mr. Becton, $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Dr. Herring, $5,000 for Ms. Rimel, $1,000 for Mr. Searcy and $1,000 for Ms. Stromberg. These meeting fees were borne by the Advisor.

(3) Includes $50,000 in annual retainer fees received by Ms. Driscoll as Chairperson of certain DWS funds.

(4) Includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc committee in connection with board consolidation initiatives and $50,000 in annual retainer fees received by Dr. Freeman as Chairperson of certain DWS funds.

(5) Does not include $15,000 to be paid to Mr. McClayton in calendar year 2008 for numerous special meetings of an ad hoc committee of the former Chicago Board in connection with board consolidation initiatives.

Dr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DAMI") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Dr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Ownership in each Fund

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Funds and DWS fund complex as of June 30, 2008.

                                                                                             Aggregate Dollar Range
                                                                                                       of
                                                                                             Ownership in all Funds
                                          Dollar Range of             Dollar Range of              Overseen by
                                        Beneficial Ownership       Beneficial Ownership           Board Member
                                     in DWS LifeCompass Income      in DWS LifeCompass          in the DWS Fund
Board Member                                    Fund                   Protect Fund                Complex(1)
------------                                    ----                   ------------                ----------

Independent Board Member:

John W. Ballantine                              None                          None                Over $100,000
Henry P. Becton, Jr.                            None                          None                Over $100,000
Dawn-Marie Driscoll                             None                          None                Over $100,000
Keith R. Fox                                    None                          None                Over $100,000
Paul K. Freeman                                 None                          None                Over $100,000
Kenneth C. Froewiss                             None                          None                Over $100,000
Richard J. Herring                              None                          None                Over $100,000
William McClayton                               None                          None                Over $100,000
Rebecca W. Rimel                                None                          None                Over $100,000
William N. Searcy, Jr.                          None                          None                Over $100,000
Jean Gleason Stromberg                          None                          None                Over $100,000
Robert H. Wadsworth                             None                          None                Over $100,000

Interested Board Member:

Axel Schwarzer                                  None                          None                Over $100,000

(1) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power, and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over
         $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to each Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2007. Immediate family members can be a spouse, children residing in the same household including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or principal underwriter of a Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of a Fund (including Deutsche Bank AG).


                                                                                    Value of        Percent of
                                   Owner and                                     Securities on     Class on an
Independent                     Relationship to                      Title of    an Aggregate       Aggregate
Board Member                      Board Member         Company        Class          Basis            Basis
------------                      ------------         -------        -----          -----            -----

John W. Ballantine                                      None
Henry P. Becton, Jr.                                    None
Dawn-Marie Driscoll                                     None
Keith R. Fox                                            None
Paul K. Freeman                                         None
Kenneth C. Froewiss                                     None
Richard J. Herring                                      None
William McClayton                                       None
Rebecca W. Rimel                                        None
William N. Searcy, Jr.                                  None
Jean Gleason Stromberg                                  None
Robert H. Wadsworth                                     None

Securities Beneficially Owned

As of 08/07/08, the Board Members and officers of the Trust owned, as a group, less than 1% of the outstanding shares of a Fund.

To the best of a Fund's knowledge, as of 08/07/08, no person owned of record or beneficially 5% or more of any class of a Fund's outstanding shares, except as noted below.

DWS LifeCompass Income Fund

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

MLPF&S FOR THE SOLE BENEFIT OF                                285,132.38                    39.65% of Class A
ITS CUSTOMERS
ATTN FUND ADM (97HB3)
JACKSONVILLE FL  32246-6484

DEUTSCHE INVESTMENT                                           100,000.00                    13.91% of Class A
MANAGEMENT AMERICAS INC
ATTN JOHN KOZLOWSKI CONTROLLING
MAILSTOP NYC03-0415
NEW YORK NY  10017-1216

MLPF&S FOR THE SOLE BENEFIT OF                                176,358.95                    37.14% of Class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
SEC #97JS4
JACKSONVILLE FL  32246

DEUTSCHE INVESTMENT                                           100,000.00                    21.06% of Class C
MANAGEMENT AMERICAS INC
ATTN JOHN KOZLOWSKI CONTROLLING
MAILSTOP NYC03-0415
NEW YORK NY  10017-1216

DEUTSCHE INVESTMENT                                          2,200,000.00             99.96% of Institutional Class
MANAGEMENT AMERICAS INC
ATTN JOHN KOZLOWSKI CONTROLLING
MAILSTOP NYC03-0415
NEW YORK NY  10017-1216

LPL FINANCIAL                                                 166,663.21                    59.31% of Class S
FBO CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
SAN DIEGO CA  92150-9046

DEUTSCHE INVESTMENT                                           100,000.00                    35.59% of Class S
MANAGEMENT AMERICAS INC
ATTN JOHN KOZLOWSKI CONTROLLING
MAILSTOP NYC03-0415
NEW YORK NY  10017-1216


DWS LifeCompass Protect Fund

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC                   100,000.00                    11.7% of Class A
ATTN JOHN KOZLOWSKI CONTROLLING
MAILSTOP NYC03-0415
NEW YORK NY  10017-1216

LPL FINANCIAL                                                  68,448.25                    8.01% of Class A
FBO CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
SAN DIEGO CA  92150-9046

NFS LLC FBO                                                    46,976.24                     5.5% of Class A
FERNANDO LOPEZ
DORADO PR  00646-2097

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC                   100,000.00                    20.13% of Class C
ATTN JOHN KOZLOWSKI CONTROLLING
MAILSTOP NYC03-0415
NEW YORK NY  10017-1216

MLPF&S FOR THE SOLE BENEFIT OF                                 41,996.86                    8.45% of Class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
SEC #97JS4
JACKSONVILLE FL  32246

DEUTSCHE INVESTMENT                                          2,200,000.00             99.72% of Institutional Class
MANAGEMENT AMERICAS INC
ATTN JOHN KOZLOWSKI CONTROLLING
MAILSTOP NYC03-0415
NEW YORK NY  10017-1216

DEUTSCHE INVESTMENT                                           100,000.00                    92.24% of Class S
MANAGEMENT AMERICAS INC
ATTN JOHN KOZLOWSKI CONTROLLING
MAILSTOP NYC03-0415
NEW YORK NY  10017-1216






Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS Funds (the "Affected Funds"), DIMA has agreed to indemnify and hold harmless the Affected Funds ("Fund Indemnification Agreement") against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Affected Funds against the Affected Funds, their directors and officers, DIMA and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Affected Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected Funds, all) of the Independent Trustees of the Affected Funds, against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the Independent Trustees ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustees to each Fund or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the investment management agreements between DIMA and the Affected Funds.




                               TRUST ORGANIZATION

Organizational Description


DWS Target Fund (the "Trust") is an open-end, management investment company, organized as a business trust under the laws of Massachusetts on August 3, 1988. Effective May 1, 1994, the Trust changed its name from Kemper Retirement Fund to Kemper Target Equity Fund. Subsequently, the Trust changed its name to Scudder Target Equity Fund and to Scudder Target Fund effective February 15, 2002. The Trust name was changed to DWS Target Fund as of February 6, 2006. The Trust may issue an unlimited number of shares of beneficial interest in one or more series, all having no par value. The Trust currently has seven series of shares. The following five series are no longer offered: DWS Target 2010 Fund, DWS Target 2011 Fund, DWS Target 2012 Fund, DWS Target 2013 Fund and DWS Target 2014 Fund. DWS LifeCompass Protect Fund was organized in June 2007, and commenced operations on November 1, 2007. DWS LifeCompass Income Fund was organized in June 2007 and commenced operations on December 19, 2007 and consists of an unlimited number of shares divided into four classes: Class A, Class C, Institutional Class and Class S. Each Fund has the authority to create additional portfolios of the Trust. To the extent that a Fund offers additional share classes, these classes will be offered in a separate prospectus and have different fees, requirements and services.

The Trust is a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust that was approved by shareholders in the second quarter of 2008, as may be further amended from time to time (the "Declaration of Trust"). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in the SAI and a Fund's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

A Fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Trust or a Fund thereof; (c) an amendment of the Declaration of Trust that (i) would affect a shareholder right to vote, (ii) may be required by law to be approved by shareholders, and (iii) is submitted to shareholders by the Board of Trustees;
(d) such additional matters relating to the Trust as may be required by law; and
(e) such additional matters as the Board of Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

Except as noted above, the Declaration of Trust provides that the Board of Trustees may amend or otherwise supplement the Declaration of Trust by making an amendment, a supplemental thereto or an amended and restated Declaration of Trust by an instrument in writing executed by a majority of the Board of Trustees, provided that any provision of the Declaration of Trust that requires the approval of more than a majority of the Board of Trustees for any matter may be amended only with the approval of such greater number of the Board of Trustees. The Board of Trustees may, without any shareholder vote, amend the Declaration of Trust (x) to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or (y) if they deem it necessary or advisable, to conform the Declaration of Trust to the requirements of applicable law, including the 1940 Act or the Internal Revenue Code of 1986, as amended, but the Board of Trustees shall not be liable for failing to do so, or (z) with respect to an amendment affecting a Fund or class, for any reason at any time, if there are no shares of such Fund or class outstanding at that time. In the event that the Board of Trustees, without shareholder approval, make any material amendment to the Declaration of Trust that affects the rights of shareholders, as determined by the Board of Trustees, notice of the substance of such amendment shall be provided to shareholders affected by such amendment at such time and in such manner as the Board of Trustees determine to be appropriate, provided, however, that the failure to provide such notice in any particular instance shall not affect the validity of such amendment.

The Declaration of Trust provides that the Board of Trustees, subject to applicable law, may authorize the Trust or any Fund or class thereof to merge, reorganize or consolidate with any corporation, association, trust or series thereof (including another Fund or class of the Trust) or other entity (in each case, the "Surviving Entity") or the Board of Trustees may sell, lease or exchange all or substantially all of the property owned or held for the account of the Trust (or all or substantially all of the property allocated or belonging to a particular Fund or class) including its good will to any Surviving Entity, upon such terms and conditions and for such consideration as authorized by the Board of Trustees. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Board of Trustees. The Board of Trustees shall provide notice to affected shareholders of each transaction. The authority granted to the Board of Trustees under this provision of the Declaration of Trust remains subject to the requirements of the law. For example, rules under the 1940 Act require reorganizations involving affiliated funds to be approved by the shareholders of the fund being acquired unless certain conditions are satisfied. As a result, some transactions will require shareholder approval even though the Declaration of Trust may not otherwise require it. Such transactions could, in certain circumstances, adversely affect a Fund's or class' expense ratio or other aspects of a shareholder's investment.

The Declaration of Trust also provides that shareholder meeting quorum requirements shall be established in the Trust's By-laws. The By-laws currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust.

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the Trust's By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and
(b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.




                             PROXY VOTING GUIDELINES


Each Fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. Each Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with a Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a Fund, and the interests of the Advisor and its affiliates, including a Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:


o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.


o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairperson who is an independent director.


o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as the Advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.


Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with each Fund's best interests, determine under some circumstances to vote contrary to those positions.


The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines.

If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.


You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC's Web site at www.sec.gov or by visiting our Web site at:
www.dws-investments.com (click on "proxy voting" at the bottom of the page).


                              FINANCIAL STATEMENTS


The financial statements, including the portfolio of investments, of DWS LifeCompass Protect Fund and DWS LifeCompass Income Fund, together with the Reports of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Fund dated April 30, 2008 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.




                             ADDITIONAL INFORMATION


The CUSIP number of the class of the Funds offered herein is:

DWS LifeCompass Income Fund Class S: 23337N873.

DWS LifeCompass Protect Fund Class S: 23337N832.

Each Fund has a fiscal year ending April 30.

Many of the investment changes in a Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of a Fund. These transactions will reflect investment decisions made by the Advisor in light of a Fund's investment objective and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

Each Fund's Prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which a Fund has filed with the SEC under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to a Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.


                                   APPENDIX A

             Summary of Certain Provisions of the Warranty Agreement
                        for DWS LifeCompass Income Fund

The following is a summary of certain material terms of the Warranty Agreement. This summary is qualified in its entirety by the complete Warranty Agreement, which is filed as an exhibit to the registration statement of the Trust. Any terms not defined herein have the meaning set forth in the Warranty Agreement.

Trigger Defeasance Events

The Warranty Agreement provides that upon the occurrence of certain Trigger Defeasance Events, the Warranty Provider may cause the Fund to invest in a defeasance portfolio, which is comprised predominantly of US government securities with maturities within a range around each of the semi-annual distribution payment dates and the Maturity Date, or to take steps to limit the equity exposure of the Fund. The term Trigger Defeasance Event includes the following events:

1. The Aggregate Protected Amount exceeds the Financial Warranty Amount Limit of $1 billion;

2. Any failure to (a) comply with limitations regarding eligible investments, investment limitations, allocation or re-allocation requirements, (b) provide the Warranty Provider with continuous access to portfolio holdings via the Fund's custodian, or (c) comply with trading restrictions, which generally preclude the Advisor from trading after normal market hours or on days that are not Exchange Business Days;

3. Any failure by the Advisor to provide a daily report regarding portfolio and outstanding share information unless such failure is due solely to a force majeure event and subject to applicable cure periods;

4. The Fund fails to pay the warranty fee when due and such failure remains unremedied for a period of ten (10) Business Days;

5. (a) The Advisor resigns; (b) the Fund elects to terminate the Investment Management Agreement with the Advisor, (c) the Fund appoints a successor investment advisor (including a subadvisor) without the prior consent of the Warranty Provider; (d) the Investment Management Agreement terminates in accordance with its terms; or (e) the Advisor becomes prohibited from serving as investment advisor to the Fund by
         Section 9 of the 1940 Act; and in each of the cases of (a) through (e) above, any successor investment advisor (including the Advisor) that agrees to be bound by the terms of the Warranty Agreement is appointed by the Board of the Trust or the Shareholders, in each case without the prior written consent of the Warranty Provider in its reasonable discretion;

6. The Advisor resigns, the Fund elects to terminate the Investment Management Agreement with the Advisor or the Investment Management Agreement terminates in accordance with its terms and either (a) the Advisor is no longer obligated to manage the Fund and a successor investment advisor acceptable to the Warranty Provider has not entered into a management agreement with the Fund, or (b) the termination of the Investment Management Agreement is not yet effective and the Board of Trustees has indicated its intention to appoint a successor advisor notwithstanding that the Warranty Provider has advised the Board that such successor would not be acceptable to the Warranty Provider;

7. The Advisor does not otherwise manage in all material respects the assets of the Fund in accordance with the investment objectives, policies and strategies set forth in the registration statement of the Trust and/or the Investment Management Agreement;

8. Any representation or warranty made by the Advisor or Trust in any transaction document or certification or provided in connection with, any transaction document shall have been incorrect or misleading when made or when deemed made, except where such incorrect or misleading representation or warranty could not reasonably be expected to have an Adverse Effect;

9. The Advisor, the Trust, or the Fund's custodian shall fail to perform any obligation, or breach any covenant under the Warranty Agreement or any transaction document not otherwise provided for above, which failure could reasonably be expected to have an Adverse Effect and such violation is not cured in accordance with the provisions of the Warranty Agreement;

10. The occurrence of (a) a regulatory event or litigation event with respect to the Fund or Advisor that can reasonably be expected to have an Adverse Effect, (b) an act of insolvency of the Fund or Advisor, (c) the Trust ceases to be a duly registered as an open-end management investment company under the 1940 Act, an investment company for purposes of the Commodity Exchange Act, or a regulated investment company under the Internal Revenue Code, or (d) the adoption by the Fund of a new share class without the express written consent of the Warranty Provider;

11. Any change in circumstances in an underlying fund in which the Fund is authorized to invest that could have an Adverse Effect, and the Fund fails to liquidate its investment within two (2) Business Days;

12. If the Advisor fails at any time to maintain a certain minimum amount of assets under management unless the Advisor obtains an unconditional guarantee of its obligations under the Warranty Agreement acceptable to the Warranty Provider;

13. Any failure of a money market fund in which the Fund is invested to be managed pursuant to the requirements of Rule 2a-7 or Rule 12d1-(b), unless such failure is remedied within two (2) Business Days.

Termination Events

The Warranty Agreement and the Financial Warranty may be terminated by the Fund or the Advisor by written notice to the Warranty Provider at any time upon the occurrence of (a) an act of insolvency with respect to the Warranty Provider;
(b) in the event that the Warranty Provider ceases to be "well capitalized" (based on its most recent Call Report filed with its primary Federal banking regulator) within the meaning of the capital maintenance regulations of the Federal Deposit Insurance Corporation (FDIC); or (c) a failure by the Warranty Provider to maintain a certain minimum long term financial strength and claims paying ability rating, provided that the Warranty Provider shall be required to be rated by no more than one of three ratings agencies and provided that, in certain circumstances, the Warranty Provider may substitute an unconditional guarantee that is acceptable to the Fund and the Advisor.

The Warranty Provider may terminate the Warranty Agreement and the Financial Warranty upon the occurrence of the following events:

         o (a) the Advisor resigns; (b) the Fund elects to terminate the Investment Management Agreement with the Advisor, (c) the Fund appoints a successor investment advisor (including a subadvisor) without the prior consent of the Warranty Provider; (d) the Investment Management Agreement terminates in accordance with its terms; or (e) the Advisor becomes prohibited from serving as investment advisor to the Fund by
                  Section 9 of the 1940 Act; and in each of the cases any successor advisor (including the Advisor) that agrees to be bound by the terms of the Warranty Agreement is appointed by the Board of the Trust or the Shareholders, in each case without the prior written consent of the Warranty Provider in its sole discretion and the successor advisor fails to agree to the terms of the Warranty Agreement and other transaction documents, fails to meet the credit approval of the Warranty Provider, is subject to litigation or regulatory action that may affect its ability to perform its obligations or its is not reasonably believed by the Warranty Provider to be capable of managing the Fund;

         o The Fund terminates the Custodian Agreement and fails to engage a successor custodian or engages a successor custodian that does not agree to be bound by the transaction documents and to provide the Warranty Provider with substantially equivalent access to portfolio information as the custodian, or the Fund amends the Custodian Agreement so that the custodian is no longer bound by such provisions, or the successor custodian is not a nationally recognized custodian holding a certain amount of assets of US registered investment companies;

         o The Fund's assets are not, for any reason, within a reasonable time (but not to exceed one Business Day) invested in a defeasance portfolio upon the Warranty Provider's election to invoke that remedy;

         o If upon an allegation of negligence, recklessness, bad faith or willful misconduct of the Advisor that contributes to a shortfall in the Aggregate Protected Amount, the Advisor does not pay, in full, certain amounts into escrow pending resolution of such allegations by the Warranty Provider;

         o A determination of negligence, recklessness, bad faith, willful misconduct or fraud on the part of the Advisor or Fund under any transaction document by any court of competent jurisdiction or board of arbitration;

         o The Advisor or the Trust does not deliver to the Warranty Provider certain information in connection with assessing a potential shortfall amount or after a trigger event within two
                  (2) Business Days of a request for such information;

         o The Advisor fails to manage the assets of the Fund in accordance with the investment objectives, policies and strategies set forth in the registration statement if such failure would have an Adverse Effect on the Warranty Provider;

         o The Advisor fails to deliver certain information and instructions to the Custodian upon receipt of notice that the Warranty Provider has exercised its right to deliver irrevocable instructions to defease the portfolio;

         o The Fund is no longer registered, or permitted to be registered, as an investment company; or

         o The Fund becomes subject to registration as a commodity pool under the Commodity Exchange Act; provided that there is no ability to terminate if the Fund can take action to avoid registration under the Commodity Exchange Act or the Advisor voluntarily defeases the portfolio.

Investment Limitations

So long as the Warranty Agreement and the Financial Warranty are in effect, the Fund's portfolio must be managed by the Advisor in accordance with specific investment limitations as provided in the Warranty Agreement. The investment limitations summarized below are qualified in their entirety by reference to the investment limitations set forth in the Warranty Agreement.

Eligible Investments. At all times, the Fund's assets may only be invested in Eligible Equity Investments and Eligible Fixed-Income Investments. Eligible Equity Investments include: (i) futures contacts on any of the following indices: S&P 500 Index, Russell 1000 Index, Russell 2000 Index, S&P Mid-Cap 400 Index and MSCI EAFE Index or such other indices as may be agreed to by the Warranty Provider and the Advisor ("Designated Indices"), (ii) exchange-traded funds based on the Designated Indices that are organized as open-end investment companies and trade on the New York Stock Exchange, the NYSE Arca Exchange or the American Stock Exchange ("ETFs"), (iii) shares of DWS Short Duration Plus Fund, or any other DWS Fund as may be agreed to by the Warranty Provider and the Advisor ("Underlying Funds") and (iv) cash and cash equivalents, including shares of the QP Trust or any other money market fund (whether or not registered under the 1940 Act) managed in accordance with Rule 2a-7 under the 1940 Act ("Eligible Money Market Funds"). Eligible Fixed-Income Investments include: (i) non-callable general obligations of the United States Treasury backed by the full faith and credit of the United States of America, including securities that pay no interest or dividend and have a single bullet maturity payment, including regular Separate Trading of Registered Interest and Principal Securities ("STRIPS") or Principal STRIPS, each with a maturity date within a range of each of the semi-annual distribution payment dates and the Fund's Maturity Date (collectively, "US Zeroes"), (ii) shares of Underlying Funds and (iii) cash and cash equivalents, including shares of Eligible Money Market Funds.

Active Component Restrictions. As of the close of business on each day the Fund is open, the Fund's total equity exposure (as a percentage of the Fund's total assets) is limited to an amount determined by a formula that takes into account, among other things, the difference between current net asset value of the Fund and the present value of the current Aggregate Protected Amount. Although the permissible amount of total equity exposure will vary over time, in no event may it exceed 130% for the first five years and 150% thereafter of the Fund's total assets. With respect to the Fund's investments in futures contracts and ETFs, on the last business day of each month: (i) no more than 25% of the Fund's total equity exposure may be represented by futures contracts and ETFs that track the performance of each of the Russell 2000 Index, S&P 400 Mid-Cap Index and the MSCI EAFE Index, with the 25% limit applying to each such index individually; and (ii) no more than 50% of the Fund's total equity exposure may be represented by futures contracts and ETFs that track the performance of the Russell 1000 Index, Russell 2000 Index, S&P 400 Mid-Cap Index and MSCI EAFE Index, with the 50% limit applying to such indices in the aggregate. To the extent the Fund invests in futures contracts, the Fund must earmark or segregate unencumbered cash and cash equivalents sufficient to cover margin requirements, based on the marked-to-market value of such futures contracts, and for asset coverage requirements as specified in the Warranty Agreement or such greater amount as required by law. No futures contract or ETF may be purchased by the Fund if at the time of purchase the Fund's net long holdings of such investment would be equal or greater than 30% of the average trading day volume of such investment.

Reserve Component Restrictions. As of the close of business on each day the Fund is open, cash and cash equivalents held by the Fund and allocated to the Reserve Component (that is not a defeasance portfolio) may not exceed three percent (3%) of the Fund's total assets provided that if the Reserve Component is equal to 70% or more of the Fund's total assets, cash and cash equivalents may not exceed two percent (2%) of the Fund's total assets.

Other Restrictions. Investments in the Underlying Funds are generally limited to a percentage of each of the Active Component and/or the Reserve Component. Additionally, based upon the percentage of the Fund's total assets allocated to the Reserve Component or year remaining until the Maturity Date, any investment in Underlying Funds will be allocated entirely to the Active Component. The Fund may not borrow for investment purposes, although the Fund may borrow, after consultation with the Warranty Provider, for temporary or emergency purposes when it has insufficient cash to meet redemption requests. Other than as a result of investing in Underlying Funds, futures contracts or entering into the Warranty Agreement, the Fund may not invest in instruments that have the effect of producing leverage.


                                   APPENDIX B

         Summary of Warranty Agreement for DWS LifeCompass Protect Fund

The following is a summary of certain material terms of the Warranty Agreement. This summary is qualified in its entirety by the complete Warranty Agreement, which is filed as an exhibit to the registration statement of the Trust. Any terms not defined herein have the meaning set forth in the Warranty Agreement.

Trigger Defeasance Events

The Warranty Agreement provides that upon the occurrence of certain Trigger Defeasance Events, the Warranty Provider may cause the Fund to invest in a defeasance portfolio, which is comprised predominantly of US government securities with maturities within a range around the Maturity Date, or to take steps to limit the equity exposure of the Fund. The term Trigger Defeasance Event includes the following events:

         1. The Aggregate Protected Amount exceeds the Financial Warranty Amount Limit of $1 billion;

         2. Any failure to (a) comply with limitations regarding eligible investments, investment limitations, allocation or re-allocation requirements, (b) provide the Warranty Provider with continuous access to portfolio holdings via the Fund's custodian, or (c) comply with trading restrictions, which generally preclude the Advisor from trading after normal market hours or on days that are not Exchange Business Days;

         3. Any failure by the Advisor to provide a daily report regarding portfolio information and outstanding share information unless such failure is due solely to a force majeure event and subject to applicable cure periods;

         4. The Fund fails to pay the warranty fee when due and such failure remains unremedied for a period of ten (10) Business Days;

         5. (a) The Advisor resigns; (b) the Fund elects to terminate the Investment Management Agreement with the Advisor, (c) the Fund appoints a successor investment advisor (including a subadvisor) without the prior consent of the Warranty Provider; (d) the Investment Management Agreement terminates in accordance with its terms; or (e) the Advisor becomes prohibited from serving as investment advisor to the Fund by
                  Section 9 of the 1940 Act; and in each of the cases of (a) through (e) above, any successor investment advisor (including the Advisor) that agrees to be bound by the terms of the Warranty Agreement is appointed by the Board of the Trust or the Shareholders, in each case without the prior written consent of the Warranty Provider in its reasonable discretion;

         6. The Advisor resigns, the Fund elects to terminate the Investment Management Agreement with the Advisor or the Investment Management Agreement terminates in accordance with its terms and either (a) the Advisor is no longer obligated to manage the Fund and a successor investment advisor acceptable to the Warranty Provider has not entered into a management agreement with the Fund, or (b) the termination of the Investment Management Agreement is not yet effective and the Board of Trustees has indicated its intention to appoint a successor advisor notwithstanding that the Warranty Provider has advised the Board that such successor would not be acceptable to the Warranty Provider;

         7. The Advisor does not otherwise manage in all material respects the assets of the Fund in accordance with the investment objective, policies and strategies set forth in the registration statement of the Trust and/or the Investment Management Agreement;

         8. Any representation or warranty made by the Advisor or Trust in any transaction document or certification relating to, or provided in connection with, the issuance of the Financial Warranty shall have been incorrect or misleading when made or when deemed made, except where such incorrect or misleading representation or warranty could not reasonably be expected to have an Adverse Effect;

         9. The Advisor, the Trust, or the Fund's custodian shall fail to perform any obligation, or breach any covenant under the Warranty Agreement or any transaction document not otherwise provided for above, which failure could reasonably be expected to have an Adverse Effect and such violation is not cured in accordance with the provisions of the Warranty Agreement;

         10. The occurrence of (a) a regulatory event or litigation event with respect to the Fund or Advisor that can reasonably be expected to have an Adverse Effect, (b) an act of insolvency of the Fund or Advisor, (c) the Trust ceases to be a duly registered as an open-end management investment company under the 1940 Act, an investment company for purposes of the Commodity Exchange Act, or a regulated investment company under the Internal Revenue Code, or (d) the adoption by the Fund of a new share class without the express written consent of the Warranty Provider;

         11. Any change in circumstances in an underlying fund in which the Fund is authorized to invest that could have an Adverse Effect, and the Fund fails to liquidate its investment within two (2) Business Days;

         12. If the Advisor fails at any time to maintain a certain minimum amount of assets under management unless the Advisor obtains an unconditional guarantee of its obligations under the Warranty Agreement acceptable to the Warranty Provider;

         13. Any failure of a money market fund in which the Fund is invested to be managed pursuant to the requirements of Rule 2a-7 or Rule 12d1-(b), unless such failure is remedied within two (2) Business Days.

Termination Events

The Warranty Agreement and the Financial Warranty may be terminated by the Fund or the Advisor by written notice to the Warranty Provider at any time upon the occurrence of (a) an act of insolvency with respect to the Warranty Provider;
(b) in the event that the Warranty Provider ceases to be "well capitalized" (based on its most recent Call Report filed with its primary Federal banking regulator) within the meaning of the capital maintenance regulations of the Federal Deposit Insurance Corporation (FDIC); or (c) a failure by the Warranty Provider to maintain a certain minimum long term financial strength and claims paying ability rating, provided that the Warranty Provider shall be required to be rated by no more than one of three ratings agencies and provided that, in certain circumstances, the Warranty Provide may substitute an unconditional guarantee that is acceptable to the Fund and the Advisor.

The Warranty Provider may terminate the Warranty Agreement and the Financial Warranty upon the occurrence of the following events:

         o The Advisor resigns; (b) the Fund elects to terminate the Investment Management Agreement with the Advisor, (c) the Fund appoints a successor investment advisor (including a subadvisor) without the prior consent of the Warranty Provider; (d) the Investment Management Agreement terminates in accordance with its terms; or (e) the Advisor becomes prohibited from serving as investment advisor to the Fund by
                  Section 9 of the 1940 Act; and in each of the cases any successor advisor (including the Advisor) that agrees to be bound by the terms of the Warranty Agreement is appointed by the Board of the Trust or the Shareholders, in each case without the prior written consent of the Warranty Provider in its sole discretion and the successor advisor fails to agree to the terms of the Warranty Agreement and other transaction documents, fails to meet the credit approval of the Warranty Provider, is subject to litigation or regulatory action that may affect its ability to perform its obligations or its is not reasonably believed by the Warranty Provider to be capable of managing the Fund;

         o The Fund terminates the Custodian Agreement and fails to engage a successor custodian or engages a successor custodian that does not agree to be bound by the transaction documents and to provide the Warranty Provider with substantially equivalent access to portfolio information as the custodian, or the Fund amends the Custodian Agreement so that the custodian is no longer bound by such provisions, or the successor custodian is not a nationally recognized custodian of assets of US registered investment companies;

         o The Fund's assets are not, for any reason, within a reasonable time (but not to exceed one Business Day) invested in a defeasance portfolio upon the Warranty Provider's election to invoke that remedy;

         o If upon an allegation of negligence, recklessness, bad faith or willful misconduct of the Advisor that contributes to a shortfall in the Aggregate Protected Amount, the Advisor does not pay, in full, certain amounts into escrow pending resolution of such allegations by the Warranty Provider;

         o A determination of negligence, recklessness, bad faith or willful misconduct on the part of the Advisor or Fund under any transaction document by any court of competent jurisdiction or board of arbitration;

         o The Advisor or the Trust does not deliver to the Warranty Provider certain information in connection with assessing a potential shortfall amount or after a trigger event within two
                  (2) Business Days of a request for such information;

         o The Advisor fails to manage the assets of the Fund in accordance with the investment objective, policies and strategies set forth in the registration statement if such failure would have an Adverse Effect on the Warranty Provider;

o The Advisor fails to deliver certain information and instructions to the Custodian upon receipt of notice that the Warranty Provider has exercised its right to deliver irrevocable instructions to defease the portfolio;

         o The Fund is no longer registered, or permitted to be registered, as an investment company; or

         o The Fund becomes subject to registration as a commodity pool under the Commodity Exchange Act; provided that there is no ability to terminate if the Fund can take action to avoid registration under the Commodity Exchange Act or the Advisor voluntarily defeases the portfolio.

Investment Limitations

So long as the Warranty Agreement and the Financial Warranty are in effect, the Fund's portfolio must be managed by the Advisor in accordance with specific investment limitations as provided in the Warranty Agreement. The investment limitations summarized below are qualified in their entirety by reference to the investment limitations set forth in the Warranty Agreement.

Eligible Investments. At all times, the Fund's assets may only be invested in Eligible Equity Investments and Eligible Fixed-Income Investments. Eligible Equity Investments include: (i) futures contacts on any of the following indices: S&P 500 Index, Russell 1000 Index, Russell 2000 Index, S&P Mid-Cap 400 Index and MSCI EAFE Index or such other indices as may be agreed to by the Warranty Provider and the Advisor ("Designated Indices"), (ii) exchange-traded funds based on the Designated Indices that are organized as open-end investment companies and trade on the New York Stock Exchange, the NYSE Arca Exchange or the American Stock Exchange ("ETFs"), (iii) shares of DWS Short Duration Plus Fund, or any other DWS Fund as may be agreed to by the Warranty Provider and the Advisor ("Underlying Funds") and (iv) cash and cash equivalents, including shares of the QP Trust or any other money market fund (whether or not registered under the 1940 Act) managed in accordance with Rule 2a-7 under the 1940 Act ("Eligible Money Market Funds"). Eligible Fixed-Income Investments include: (i) non-callable general obligations of the United States Treasury backed by the full faith and credit of the United States of America that pay no interest or dividend and have a single lump-sum maturity payment, including regular Separate Trading of Registered Interest and Principal Securities ("STRIPS") or Principal STRIPS, each with a maturity date within a range of the Fund's Maturity Date (collectively, "US Zeroes"), (ii) shares of Underlying Funds and (iii) cash and cash equivalents, including shares of Eligible Money Market Funds.

Active Component Restrictions. As of the close of business on each day the Fund is open, the Fund's total equity exposure (as a percentage of the Fund's total assets) is limited to an amount determined by a formula that takes into account, among other things, the difference between current net asset value of the Fund and the present value of the current Protected High NAV. Although the permissible amount of total equity exposure will vary over time, in no event may it exceed 130% of the Fund's total assets. With respect to the Fund's investments in futures contracts and ETFs, on the last business day of each month: (i) no more than 25% of the Fund's total equity exposure may be represented by futures contracts and ETFs that track the performance of each of the Russell 2000 Index, S&P 400 Mid-Cap Index and the MSCI EAFE Index, with the 25% limit applying to each such index individually; and (ii) no more than 50% of the Fund's total equity exposure may be represented by futures contracts and ETFs that track the performance of the Russell 1000 Index, Russell 2000 Index, S&P 400 Mid-Cap Index and MSCI EAFE Index, with the 50% limit applying to such indices in the aggregate. To the extent the Fund invests in futures contracts, the Fund must earmark or segregate unencumbered cash and cash equivalents sufficient to cover margin requirements, based on the marked-to-market value of such futures contracts, and for asset coverage requirements as specified in the Warranty Agreement or such greater amount as required by law. No futures contract or ETF may be purchased by the Fund if at the time of purchase the Fund's net long holdings of such investment would be equal or greater than 30% of the average trading day volume of such investment.

Reserve Component Restrictions. As of the close of business on each day the Fund is open, cash and cash equivalents held by the Fund and allocated to the Reserve Component (that is not a defeasance portfolio) may not exceed three percent (3%) of total assets provided that if the Reserve Component is equal to 70% or more of the Fund's total assets, cash and cash equivalents may not exceed two percent (2%) of the Fund's total assets.

Other Restrictions. Investments in the Underlying Funds are generally limited to a percentage of each of the Active Component and/or the Reserve Component. Additionally, based upon the percentage of the Fund's total assets allocated to the Reserve Component or year remaining until the Maturity Date, any investment in Underlying Funds will be allocated entirely to the Active Component. The Fund may not borrow for investment purposes, although the Fund may borrow, after consultation with the Warranty Provider, for temporary or emergency purposes when it has insufficient cash to meet redemption requests. Other than as a result of investing in Underlying Funds, futures contracts or entering into the Warranty Agreement, the Fund may not invest in instruments that have the effect of producing leverage.

                                 DWS TARGET FUND
                                 ---------------
                                     PART C
                                OTHER INFORMATION

   Item 23.      Exhibits.

     (a)           (a)(1)                   Amended and Restated Declaration of Trust of DWS Target Fund, dated June 24,
                                            2008, is filed herein.

                   (a)(2)                   Written Instrument Establishing and Designating Kemper Retirement Fund
                                            Series VII Trust is incorporated by reference to Post-Effective Amendment
                                            No. 22 to the Registration Statement.

                   (a)(3)                   Written Instrument Redesignating Kemper Retirement Fund Series I as Kemper
                                            Target Equity Fund 2010 is incorporated by referenced to Post-Effective
                                            Amendment No. 28 to the Registration Statement.

                   (a)(4)                   Written Instrument, dated May 24, 2000, Redesignating Kemper Retirement Fund
                                            Series II as Kemper Target 2011 Fund, effective August 15, 2000, is incorporated by reference to Post-Effective Amendment No. 30 to the
                                            Registration Statement.

                   (a)(5)                   Written Instrument Redesignating Kemper Target 2011 Fund as Scudder Target
                                            2011 Fund, dated May 23, 2001, is incorporated by reference to
                                            Post-Effective Amendment No. 33 to the Registration Statement.

                   (a)(6)                   Written Instrument Redesignating Scudder Retirement Fund - Series III as
                                            Scudder Target 2012 Fund, dated February 15, 2002 is incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement.

                   (a)(7)                   Written Instrument Redesignating Scudder Retirement Fund - Series IV as
                                            Scudder Target 2013 Fund, dated November 20, 2002 is incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement.

                   (a)(8)                   Amended and Restated Establishment and Designation of Series of Shares of
                                            Beneficial Interest, on behalf of DWS Target 2014 Fund, DWS Target 2013
                                            Fund, DWS Target 2012 Fund, DWS Target 2011 Fund, DWS Target 2010 Fund, DWS
                                            Target 2009 Fund, DWS Target 2008 Fund, DWS Target 2006 Fund, DWS
                                            LifeCompass Protect Fund and DWS LifeCompass Income Fund, is incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement.

                   (a)(9)                   Amended and Restated Establishment and Designation of Classes of Shares of
                                            Beneficial Interest, on behalf of DWS LifeCompass Protect Fund and DWS
                                            LifeCompass Income Fund, is incorporated by reference to Post-Effective
                                            Amendment No. 49 to the Registration Statement.

     (b)           (b)(1)                   By-Laws are incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement.

                   (b)(2)                   Amendment to the By-Laws of the Registrant, dated November 29, 2000 is incorporated by reference to Post-Effective Amendment No. 33 to the
                                            Registration Statement.



                                       3

                   (b)(3)                   Amendment to the By-Laws of the Registrant is incorporated by reference to
                                            Post-Effective Amendment No. 39 to the Registration Statement.

     (c)                                    Inapplicable.

     (d)           (d)(1)                   Investment Management Agreement, between DWS Target Fund, on behalf of DWS
                                            LifeCompass Protect Fund and DWS LifeCompass Income Fund, and Deutsche
                                            Investment Management Americas Inc., dated November 1, 2007, is filed herein.

                   (d)(2)                   Investment Management Agreement, between DWS Target Fund, on behalf of DWS
                                            Target 2010 Fund, DWS Target 2011 Fund, DWS Target 2012 Fund, DWS Target
                                            2013 Fund and DWS Target 2014 Fund, dated May 1, 2008 and revised July 1,
                                            2008, is filed herein.

     (e)           (e)(1)                   Underwriting and Distribution Service Agreement between the Registrant and
                                            Scudder Distributors, Inc., dated April 5, 2002, is incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement.

     (f)           (f)(1)                   Indemnification and Reimbursement Agreement between the Registrant and DIMA dated November 14, 2007 is incorporated by reference to Post-Effective
                                            Amendment No. 50 to the Registration Statement.

     (g)           (g)(1)                   Foreign Custody Agreement is incorporated by reference to Post-Effective
                                            Amendment No. 20 to Registration Statement.

                   (g)(2)                   Custody Agreement, dated February 22, 1999, between Registrant and State
                                            Street Bank and Trust Company is incorporated by reference to Post-Effective
                                            Amendment No. 27 to the Registration Statement.

                   (g)(3)                   Amendment to Custody Agreement, dated March 31, 1999, between Registrant and
                                            State Street Bank and Trust Company is incorporated by reference to
                                            Post-Effective Amendment No. 33 to the Registration Statement.

                   (g)(4)                   Amendment to Custody Agreement, dated January 5, 2001, between Registrant and State Street Bank and Trust Company is incorporated by reference to
                                            Post-Effective Amendment No. 33 to the Registration Statement.

                   (g)(5)                   Amendment to Custody Agreement, dated July 2, 2001, between Registrant and
                                            State Street Bank and Trust Company is incorporated by reference to
                                            Post-Effective Amendment No. 33 to the Registration Statement.

                   (g)(6)                   Custodian Agreement between Registrant and Brown Brothers Harriman & Co., dated December 5, 2000, is incorporated by reference to Post-Effective
                                            Amendment No. 35 to the Registration Statement.

                   (g)(7)                   Amendment, dated July 2, 2001, to Custodian Agreement between Registrant and
                                            Brown Brothers Harriman & Co. is incorporated by reference to Post-Effective
                                            Amendment No. 35 to the Registration Statement.

                   (g)(8)                   Master Custodian Agreement with State Street Bank and Trust Company, dated
                                            March 17, 2004, is incorporated by reference to Post-Effective Amendment No.
                                            44 to the Registration Statement.

     (h)           (h)(1)                   Guaranty Agreement -- Kemper Retirement Fund Series I is incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement.



                                       4

                   (h)(2)                   Guaranty Agreement -- Kemper Retirement Fund Series II is incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement.

                   (h)(3)                   Guaranty Agreement -- Kemper Retirement Fund Series III is incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement.

                   (h)(4)                   Guaranty Agreement -- Kemper Retirement Fund Series IV is incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement.

                   (h)(5)                   Guaranty Agreement -- Kemper Retirement Fund Series V is incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement.

                   (h)(6)                   Guaranty Agreement -- Kemper Retirement Fund Series VII is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

                   (h)(7)                   Agreement -- Kemper Target 2010 Fund is incorporated by referenced to
                                            Post-Effective Amendment No. 28 to the Registration Statement.

                   (h)(8)                   Letter of Indemnity to the Scudder Funds dated September 10, 2004 is incorporated by reference to Post-Effective Amendment No. 40 to the
                                            Registration Statement.

                   (h)(9)                   Letter of Indemnity to the Scudder Funds dated September 10, 2004 is incorporated by reference to Post-Effective Amendment No. 40 to the
                                            Registration Statement.

                  (h)(10)                   Letter of Indemnity to the Independent Directors/Trustees dated September
                                            10, 2004 is incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.

                  (h)(11)                   Form of Financial Warranty Agreement by and among DWS Target Fund, on behalf of DWS LifeCompass Protect Fund, Merrill Lynch Bank (USA) and Deutsche
                                            Investment Management Americas Inc., is filed herein.

                  (h)(12)                   Form of Financial Warranty Agreement by and among DWS Target Fund, on behalf of DWS LifeCompass Income Fund, Merrill Lynch Bank (USA) and Deutsche
                                            Investment Management Americas Inc., is filed herein.

                  (h)(13)                   Administrative Services Agreement between DWS Target Fund, on behalf of DWS
                                            LifeCompass Protect Fund and DWS LifeCompass Income Fund, dated November 1,
                                            2007, is filed herein.

                  (h)(14)                   Administrative Services Agreement between DWS Target Fund, on behalf of DWS
                                            Target 2010 Fund, DWS Target 2011 Fund, DWS Target 2012 Fund, DWS Target
                                            2013 Fund and DWS Target 2014 Fund, dated May 1, 2008 and as revised July 1,
                                            2008, is filed herein.

                  (h)(15)                   Agency Agreement between DWS Target Fund and DWS Scudder Investments Service
                                            Company, dated April 1, 2007, is incorporated by reference to Post-Effective
                                            Amendment No. 49 to the Registration Statement.



                                       5

                  (h)(16)                   Form of Mutual Fund Rule 22c-2 Information Sharing Agreement between DWS
                                            Scudder Distributors, Inc. and certain financial intermediaries is filed herein.

                  (h)(17)                   Expense Limitation Agreement between DWS Target Fund, on behalf of DWS
                                            LifeCompass Income Fund, and Deutsche Investment Management Americas Inc.,
                                            dated November 1, 2007, is filed herein.

                  (h)(18)                   Expense Limitation Agreement between DWS Target Fund, on behalf of DWS
                                            LifeCompass Protect Fund, and Deutsche Investment Management Americas Inc.,
                                            dated November 1, 2007, is filed herein.

     (i)           (i)(1)                   Legal Opinion and Consent of Counsel is incorporated by reference to
                                            Post-Effective Amendment No. 38 to the Registration Statement.

                   (i)(2)                   Legal Opinion and Consent of Counsel in regards to DWS LifeCompass Protect
                                            Fund is incorporated by reference to Post-Effective Amendment No. 49 to the
                                            Registration Statement.

                   (i)(3)                   Legal Opinion and Consent of Counsel in regards to DWS LifeCompass Income
                                            Fund is incorporated by reference to Post-Effective Amendment No. 51 to the
                                            Registration Statement.

     (j)           (j)(1)                   Consent of Independent Registered Public Accounting Firm in regards to DWS
                                            LifeCompass Protect Fund and DWS LifeCompass Income is filed herein.

                   (j)(2)                   Consent of Independent Registered Public Accounting Firm in regards to
                                            Merrill Lynch Bank (USA) is filed herein.

     (k)           (k)(1)                   Merrill Lynch Bank (USA)'s Audited Financial Statements for the fiscal year ended December 28, 2007, are filed herein.

                   (k)(2)                   Merrill Lynch Bank (USA)'s Unaudited Financial Statements for the period ended March 28, 2008, are filed herein.

                   (k)(3)                   Merrill Lynch Bank (USA)'s Unaudited Financial Statements for the period ended June 27, 2008, are filed herein.

     (l)            (l)                     Inapplicable.

     (m)           (m)(1)                   Rule 12b-1 Plan for Scudder Target 2011 Fund Class A Shares, dated
                                            July 1, 2001 is incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement.

                   (m)(2)                   Rule 12b-1 Plan for Scudder Retirement Fund -- Series III Class A Shares,
                                            dated July 1, 2001, is incorporated by reference to Post-Effective Amendment
                                            No. 35 to the Registration Statement.

                   (m)(3)                   Rule 12b-1 Plan for Scudder Retirement Fund -- Series IV Class A Shares,
                                            dated July 1, 2001, is incorporated by reference to Post-Effective Amendment
                                            No. 35 to the Registration Statement.

                   (m)(4)                   Rule 12b-1 Plan for Scudder Retirement Fund -- Series V Class A Shares, dated
                                            July 1, 2001, is incorporated by reference to Post-Effective Amendment No.
                                            35 to the Registration Statement.



                                       6

                   (m)(5)                   Rule 12b-1 Plan for Scudder Retirement Fund -- Series VII Class A Shares,
                                            dated July 1, 2001, is incorporated by reference to Post-Effective Amendment
                                            No. 35 to the Registration Statement.

                   (m)(6)                   Rule 12b-1 Plan for Scudder Target 2010 Fund Class A Shares, dated July 1,
                                            2001, is incorporated by reference to Post-Effective Amendment No. 35 to the
                                            Registration Statement.

                   (m)(7)                   Rule 12b-1 Plan for Class A shares of DWS LifeCompass Protect Fund is incorporated by reference to Post-Effective Amendment No. 51 to the
                                            Registration Statement.

                   (m)(8)                   Rule 12b-1 Plan for Class C shares of DWS LifeCompass Protect Fund is incorporated by reference to Post-Effective Amendment No. 51 to the
                                            Registration Statement.

                   (m)(9)                   Rule 12b-1 Plan for Class A shares of DWS LifeCompass Income Fund is filed herein.

                  (m)(10)                   Rule 12b-1 Plan for Class C shares of DWS LifeCompass Income Fund is filed herein.

     (n)           (n)(1)                   18f-3 Plan for DWS Target Fund, dated November 1, 2007 is incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement.

     (p)           (p)(1)                   Deutsche Asset Management - U.S. Code of Ethics, dated January 1, 2008, is filed herein.

                   (p)(2)                   Consolidated Fund Code of Ethics (All Funds) is incorporated by reference to
                                            Post-Effective Amendment No. 44 to the Registration Statement.

Item 24.          Persons Controlled by or under Common Control with Registrant
--------          -------------------------------------------------------------

                  None

Item 25.          Indemnification
--------          ---------------

                           Article VIII of the Registrant's Agreement and
                  Declaration of Trust (Exhibit (a)(1) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                           Each of the trustees who is not an "interested
                  person" (as defined under the Investment Company Act of 1940) of Registrant (a "Non-interested Trustee") has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Trustee and is not affected by amendment of the Agreement and Declaration of Trust. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses, more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Trustee against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                           The Registrant has purchased insurance policies
                  insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

                           On April 5, 2002, Zurich Scudder Investments, Inc.
                  ("Scudder"), the investment adviser, now known as Deutsche Investment Management Americas Inc., was acquired by Deutsche Bank AG, not including certain U.K. Operations (the "Transaction"). In connection with the Trustees' evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the trustees who were not "interested persons" of Scudder, Deutsche Bank or Registrant (the "Independent Trustees") for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by Deutsche Bank in connection with the Independent Trustees' consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

                           Deutsche Investment Management Americas Inc.
                  ("DIMA"), the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Non-interested Trustees) and consultants, whether retained by the Registrant or the Non-interested Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant ("Private Litigation and Enforcement Actions"). In the event that this indemnification is unavailable to the Registrant for any reason, then DIMA has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DIMA and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, however, if no final determination is made in such action or proceeding as to the relative fault of DIMA and the Registrant, then DIMA shall pay the entire amount of such loss, damage, liability or expense.

                           In recognition of its undertaking to indemnify the
                  Registrant, DIMA has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Non-interested Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Non-interested Trustees, arising from the Private Litigation and Enforcement, including without limitation:

                           1. all reasonable legal and other expenses incurred by the Non-interested Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

                           2. all liabilities and expenses incurred by any Non-interested Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

                           3. any loss or expense incurred by any Non-interested Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DIMA (or by a representative of DIMA acting as such, acting as a representative of the Registrant or of the Non-interested Trustees or acting otherwise) for the benefit of the Non-interested Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DIMA, any of its corporate affiliates, or any of their directors, officers or employees;

                           4. any loss or expense incurred by any Non-interested Trustee, whether or not such loss or expense is otherwise covered under the terms of a policy of insurance, but for which the Non-interested Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DIMA or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to a matter which is the subject of the indemnification agreement; provided, however, the total amount which DIMA will be obligated to pay under this provision for all loss or expense, will not exceed the amount that DIMA and any of its affiliate actually receive under that policy or insurance for or with respect to a matter which is the subject of the indemnification agreement; and

                           5. all liabilities and expenses incurred by any Non-interested Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DIMA prevails on the merits of any such dispute in a final, nonappealable court order.

                           DIMA is not required to pay costs or expenses or
                  provide indemnification to or for any individual Non-interested Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Non-interested Trustee ultimately will not be entitled to indemnification with respect thereto, or (ii) for any liability of the Non-interested Trustee to the Registrant or its shareholders to which such Non-interested Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee's duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DeAM has paid costs or expenses under the agreement to any individual Non-interested Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Non-interested Trustee's liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee's duties as a Trustee of the Registrant, such Non-interested Trustee has undertaken to repay such costs or expenses to DIMA.

                           On November 14, 2007, the Registrant and DIMA entered
                  into an agreement that provides certain retiring Non-interested Trustees certain assurances regarding continuation of insurance and indemnification rights. More specifically, the agreement provides that the Registrant shall take all actions reasonably necessary to assure that the retirement of certain Non-interested Trustees and/or the election or appointment of members of the consolidated Board shall not reduce or impair any rights of those Non-interested Trustees to indemnification, defense, advancement of expenses, or other rights, for or with respect to actual or threatened claims, liability, or expense that those Non-interested Trustees may incur or suffer arising from or with respect to those Non-interested Trustees' service in such capacity, except to the extent that the consolidated Board determines in the exercise of its duties to modify the rights of all Board members, past and present, without distinction. It is understood that any such modification of rights shall not, without the written consent of the Non-interested Trustees, serve to modify any contractual rights that the Non-interested Trustees may have under any agreement to which the Non-interested Trustees and the Registrant are parties.

                           For the six-year period following the election or
                  appointment of members of the consolidated Board, the Registrant currently expect to maintain, D&O/E&O Insurance and IDL Insurance that is substantially equivalent in scope to the current coverage, and in amounts providing aggregate coverage with respect to the Registrant and all funds overseen by the consolidated Board of at least $100 million for D&O/E&O Insurance and at least $25 million for IDL Insurance; subject however to the right of the consolidated Board in the exercise of its duties to determine that a lower level of insurance coverage is in the best interests of the Registrant provided that any such reduction in coverage apply equally to their present and former Trustees.

                           Pursuant to the agreement, DIMA has agreed that the
                  retirement of the Non-interested Trustees under the terms of the retirement agreements shall in no way affect or diminish the contractual rights of indemnification that the Non-interested Trustees may have under any agreement of indemnification between an Non-interested Trustees and DIMA, including without limitation agreements of indemnification currently in effect with respect to matters related to market timing and matters related to merged or liquidated funds. Upon request made by any Non-interested Trustees, DIMA has agreed to execute a separate instrument confirming the existence and continuation of any such agreement of indemnification.

                           In addition, pursuant to the agreement, in the event
                  that the consolidated Board determines to reduce insurance coverage below the minimum levels stated above, then DIMA at its expense will purchase excess insurance coverage for the benefit of the Non-interested Trustees sufficient to maintain such minimum coverage levels in place for the duration of the period specified in the retirement agreements, provided that in the event that such excess coverage is not available in the marketplace on commercially reasonable terms from a conventional third-party insurer, DIMA (or an affiliate of DIMA) may, at DIMA's discretion and in lieu of purchasing such excess insurance coverage, elect instead to provide the Non-interested Trustees substantially equivalent protection in the form of a written indemnity or financial guaranty reasonably acceptable to each such Non-interested Trustee.

Item 26.          Business and Other Connections of Investment Advisor
--------          ----------------------------------------------------

                  During the last two fiscal years, no director or officer of Deutsche Investment Management Americas Inc., the investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 27.          Principal Underwriters
--------          ----------------------

                  (a)

                  DWS Investments Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter for other registered open-end management investment companies managed by Deutsche Investment Management Americas Inc.

                  (b)

                  Information on the officers and directors of DWS Investments Distributors, Inc., principal underwriter for the Registrant, is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

                      (1)                             (2)                                  (3)
          DWS Investments
          Distributors, Inc.
          Name and Principal             Positions and Offices with               Positions and
          Business Address               DWS Investments Distributors, Inc.       Offices with Registrant
          ----------------               ----------------------------------       -----------------------

         Philipp Hensler                Director, Chairman of the Board and      None
         345 Park Avenue                CEO
         New York, NY 10154



                                       10

                      (1)                             (2)                                  (3)
          DWS Investments
          Distributors, Inc.
          Name and Principal             Positions and Offices with               Positions and
          Business Address               DWS Investments Distributors, Inc.       Offices with Registrant
          ----------------               ----------------------------------       -----------------------

         Michael Colon                  Director and Chief Operating Officer     None
         345 Park Avenue
         New York, NY 10154

         Thomas Winnick                 Director and President                   None
         345 Park Avenue
         New York, NY 10154

         Cliff Goldstein                Chief Financial Officer and Treasurer    None
         60 Wall Street
         New York, NY 10005

         Robert Froehlich               Vice President                           None
         222 South Riverside Plaza
         Chicago, IL 60606

         Paul Schubert                  Vice President                           Chief Financial Officer and
         345 Park Avenue                                                         Treasurer
         New York, NY 10154

         Mark Perrelli                  Vice President                           None
         222 South Riverside Plaza
         Chicago, IL 60606

         Donna White                    Chief Compliance Officer                 None
         345 Park Avenue
         New York, NY 10154

         Jason Vazquez                  Vice President and AML Compliance        Anti-Money Laundering
         345 Park Avenue                Officer                                  Compliance Officer
         New York, NY 10154

         Caroline Pearson               Secretary                                Assistant Secretary
         Two International Place
         Boston, MA 02110

         Philip J. Collora              Assistant Secretary                      Vice President and
         222 South Riverside Plaza                                               Assistant Secretary
         Chicago, IL 60606

         Anjie LaRocca                  Assistant Secretary                      None
         345 Park Avenue
         New York, NY 10154

         (c)      Not applicable

Item 28.          Location of Accounts and Records
--------          --------------------------------

                  Accounts, books and other documents are maintained at the offices of the Registrant, the offices of Registrant's investment adviser, Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York, 10154, at the offices of the Registrant's principal underwriter, DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 or, in the case of records concerning custodial functions, at the offices of the custodian, State Street Bank and Trust

                  Company ("State Street"), 225 Franklin Street, Boston, MA 02110 or, in the case of records concerning transfer agency and the shareholder service agent, at the offices of DWS Scudder Investment Service Company, 811 Main Street, Kansas City, Missouri 64105.

Item 29.          Management Services
--------          -------------------

                  Not applicable.

Item 30.          Undertakings
--------          ------------

                  None.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 22nd day of August 2008.

                                         DWS TARGET FUND

                                          By: /s/Michael G. Clark
                                              --------------------------
                                              Michael G. Clark

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

 SIGNATURE                                  TITLE                                        DATE
 ---------                                  -----                                        ----

  /s/Michael G. Clark
 -------------------------------------
 Michael G. Clark                           President                                    August 22, 2008

 /s/Paul H. Schubert
 -------------------------------------
 Paul H. Schubert                           Chief Financial Officer and Treasurer        August 22, 2008

 /s/John W. Ballantine
 -------------------------------------
 John W. Ballantine*                        Trustee                                      August 22, 2008

 /s/Henry P. Becton, Jr.
 -------------------------------------
 Henry P. Becton, Jr.*                      Trustee                                      August 22, 2008

 /s/Dawn-Marie Driscoll
 -------------------------------------
 Dawn-Marie Driscoll*                       Chairperson and Trustee                      August 22, 2008

 /s/Keith R. Fox
 -------------------------------------
 Keith R. Fox*                              Trustee                                      August 22, 2008

 /s/Paul K. Freeman
 -------------------------------------
 Paul K. Freeman*                           Vice Chairperson and Trustee                 August 22, 2008

 /s/Kenneth C. Froewiss
 -------------------------------------
 Kenneth C. Froewiss*                       Trustee                                      August 22, 2008

 /s/Richard J. Herring
 -------------------------------------
 Richard J. Herring*                        Trustee                                      August 22, 2008

 /s/William McClayton
 -------------------------------------
 William McClayton*                         Trustee                                      August 22, 2008

 /s/Rebecca W. Rimel
 -------------------------------------
 Rebecca W. Rimel*                          Trustee                                      August 22, 2008

 /s/William N. Searcy, Jr.
 -------------------------------------
 William N. Searcy, Jr.*                    Trustee                                      August 22, 2008



 SIGNATURE                                  TITLE                                        DATE
 ---------                                  -----                                        ----

 /s/Jean Gleason Stromberg
 -------------------------------------
 Jean Gleason Stromberg*                    Trustee                                      August 22, 2008

 /s/Robert H. Wadsworth
 -------------------------------------
 Robert H. Wadsworth*                       Trustee                                      August 22, 2008

 /s/Axel Schwarzer
 -------------------------------------
 Axel Schwarzer*                            Trustee                                      August 22, 2008

*By:     /s/Caroline Pearson
         -----------------------------
         Caroline Pearson**
         Assistant Secretary

**       Attorney-in-fact pursuant to the powers of attorney as filed herein.

                                 DWS TARGET FUND

                                Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the following persons, whose signatures appear below, do hereby constitute and appoint Thomas Connors, John Millette and Caroline Pearson, and each of them, severally, or if more than one acts, a majority of them, their true and lawful attorney and agent to execute in their name, place and stead (in such capacity) any and all amendments to enable DWS TARGET FUND (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

-------------------------------------- ---------------- ------------------------
SIGNATURES                             TITLE            DATE
-------------------------------------- ---------------- ------------------------

/s/John W. Ballantine                  Trustee          April 1, 2008
--------------------------------------
John W. Ballantine
-------------------------------------- ---------------- ------------------------

/s/Henry P. Becton, Jr.                Trustee          April 1, 2008
--------------------------------------
Henry P. Becton, Jr.
-------------------------------------- ---------------- ------------------------

/s/Dawn-Marie Driscoll                 Trustee          April 1, 2008
--------------------------------------
Dawn-Marie Driscoll
-------------------------------------- ---------------- ------------------------

/s/Keith R. Fox                        Trustee          April 1, 2008
--------------------------------------
Keith R. Fox
-------------------------------------- ---------------- ------------------------

/s/Paul K. Freeman                     Trustee          April 1, 2008
--------------------------------------
Paul K. Freeman
-------------------------------------- ---------------- ------------------------

/s/Kenneth C. Froewiss                 Trustee          April 1, 2008
--------------------------------------
Kenneth C. Froewiss
-------------------------------------- ---------------- ------------------------

/s/Richard J. Herring                  Trustee          April 1, 2008
--------------------------------------
Richard J. Herring
-------------------------------------- ---------------- ------------------------

/s/William McClayton                   Trustee          April 1, 2008
--------------------------------------
William McClayton
-------------------------------------- ---------------- ------------------------

/s/Rebecca W. Rimel                    Trustee          April 1, 2008
--------------------------------------
Rebecca W. Rimel
-------------------------------------- ---------------- ------------------------

/s/William N. Searcy, Jr.              Trustee          April 1, 2008
--------------------------------------
William N. Searcy, Jr.
-------------------------------------- ---------------- ------------------------

/s/Jean Gleason Stromberg              Trustee          April 1, 2008
--------------------------------------
Jean Gleason Stromberg
-------------------------------------- ---------------- ------------------------

/s/Robert H. Wadsworth                 Trustee          April 1, 2008
--------------------------------------
Robert H. Wadsworth
-------------------------------------- ---------------- ------------------------

/s/Axel Schwarzer                      Trustee          April 1, 2008
--------------------------------------
Axel Schwarzer
-------------------------------------- ---------------- ------------------------

                                              1933 Act Registration No. 33-30876
                                             1940 Act Registration No. 811-05896




                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A



                         POST-EFFECTIVE AMENDMENT NO. 52

                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 54

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                                 DWS TARGET FUND

                                 DWS TARGET FUND

                                  EXHIBIT INDEX

                                     (a)(1)

                                     (d)(1)

                                     (d)(2)

                                     (h)(11)

                                     (h)(12)

                                     (h)(13)

                                     (h)(14)

                                     (h)(16)

                                     (h)(17)

                                     (h)(18)

                                     (j)(1)

                                     (j)(2)

                                     (k)(1)

                                     (k)(2)

                                     (k)(3)

                                     (m)(9)

                                     (m)(10)

                                     (p)(1)



                                       14